As filed with the Securities and Exchange Commission on January 5, 2017
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2016
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman Alternative and Multi-Asset Class Funds
Institutional Class Shares Class A Shares Class C Shares Class R6 Shares

Global Allocation Fund Long Short Fund Long Short Credit Fund Multi-Asset Income Fund Risk Balanced Commodity Strategy Fund U.S. Equity Index PutWrite Strategy Fund

Annual Report

October 31, 2016

Contents

THE FUNDS
President’s Letter	1

PORTFOLIO COMMENTARY
Global Allocation Fund	2
Long Short Fund	5
Long Short Credit Fund	8
Multi-Asset Income Fund	11
Risk Balanced Commodity Strategy Fund	14
U.S. Equity Index PutWrite Strategy Fund	17

FUND EXPENSE INFORMATION	24

SCHEDULE OF INVESTMENTS
Global Allocation Fund	26
Positions by Industry	51
Long Short Fund	55
Long Short Credit Fund	68
Multi-Asset Income Fund	76
Risk Balanced Commodity Strategy Fund	93
U.S. Equity Index PutWrite Strategy Fund	100

FINANCIAL STATEMENTS	103

FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Global Allocation Fund	144
Long Short Fund	146
Long Short Credit Fund	148
Multi-Asset Income Fund	148
Risk Balanced Commodity Strategy Fund	150
U.S. Equity Index PutWrite Strategy Fund	152

Reports of Independent Registered Public Accounting Firms	157
Directory	159
Trustees and Officers	160
Proxy Voting Policies and Procedures	170
Quarterly Portfolio Schedule	170
Board Consideration of the Management Agreements	171
Notice to Shareholders	177

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund. This report also includes the Neuberger Berman U.S. Equity Index PutWrite Strategy Fund, which launched on September 16, 2016.

While the global financial markets experienced several bouts of weakness, they posted positive returns overall for the 12 months ended October 31, 2016. Investor sentiment fluctuated at times given mixed global economic data, questions regarding future central bank monetary policy and several geopolitical issues, including "Brexit." However, demand for risk asset was solid for the fiscal year as a whole as investors looked to generate incremental returns in a low interest rate environment.

All told, the U.S. equity market, as measured by the S&P 500® Index, gained 4.51% over the 12 month period ended October 31, 2016. In contrast, international developed equities posted weak results, whereas emerging markets equities rallied sharply. Within fixed income, longer-term U.S. Treasury yields declined and the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 4.37% during the period. Finally, inflation was generally well contained.

Looking ahead, the outcome of the U.S. election could significantly impact the market. Nevertheless, we anticipate seeing the U.S. economy expand at a relatively modest pace, still better than many other developed countries. We also anticipate an uptick in inflation expectations from today's excessively low levels. Against this backdrop, we believe the U.S. Federal Reserve will take a measured approach in terms of normalizing monetary policy. From an investment perspective, we maintain high conviction in our portfolio managers and believe their portfolios are well positioned for the current and coming environment.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Global Allocation Fund Commentary (Unaudited)

Neuberger Berman Global Allocation Fund Institutional Class generated a 0.87% total return for the 12 months ended October 31, 2016 and underperformed its custom benchmark, a blend consisting of 60% MSCI All Country World Index (ACWI) (Net) and 40% Bloomberg Barclays Global Aggregate Index, which provided a 3.59% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets generated mixed results during the reporting period. Emerging markets (EM) equities posted the strongest performance; U.S. stocks performed positively while non-U.S. developed markets equities were a bit challenged, ending the period slightly negative. The global equity markets, as represented by the MSCI ACWI (Net), returned 2.05% over the period. In fixed income markets, all regions generated positive returns. EM debt was the strongest performing sector, followed by high yield debt. The return of the broad fixed income market, as measured by the Bloomberg Barclays Global Aggregate Index, was 5.59% for the period. Over the past 12 months, the U.S. continued to be among the strongest developed economies but has been challenged by sluggish GDP growth and weak corporate earnings. While the Eurozone was positioned to benefit from ongoing monetary stimulus, consumer sentiment remained volatile amidst increasing political risks, and corporate profitability has room for further improvement. Similarly, Japan maintained an accommodative stance fueled by stimulus from the Bank of Japan, but we did not see significant improvements in consumer confidence as corporate profits continued to decline while the yen strengthened.

The underperformance for the reporting period was primarily driven by security selection decisions in developed markets equities. Our underweight to fixed income in favor of more opportunistic strategies also detracted from performance, as fixed income was the best-performing asset class for the period. Positive contributions came from security selection within EM debt and our U.S. long duration positioning.

The Fund's aggregate use of futures, forward foreign currency and option contracts contributed to performance during the reporting period.

Looking ahead, we maintain a cautious stance on the global economy given additional geopolitical risks, growth concerns, and changing central bank policies. In the U.S., recent economic data reflect a rebound in U.S. economic growth, as October's advance estimate of Q3 2006 GDP growth surprised on the upside; likewise, Q3 earnings appeared to us to bode well for a long-awaited recovery. However, given a new political administration, uncertainty is likely to persist as changing economic policies and anti-trade sentiment continue to unfold. Data outside of the U.S. has been showing some signs of improvement as purchasing manager composite indices for China, the Eurozone and Japan all rose in October, but we believe further stimulus is needed. Overall, we anticipate a highly uncertain global growth backdrop as the U.S. balances pro-growth GOP policies with anti-trade rhetoric, Europe and Japan remain challenged as monetary stimulus ebbs; and EM may experience headwinds from potentially reduced trade. Given this outlook, we anticipate additional volatility and remain constructive on developed market equities with a bias towards the U.S. Within fixed income, we currently prefer credit over developed market government securities. We are cautious on both EM equities and debt as investors attempt to interpret the crosscurrents between greater trade tariffs and fiscal policy's positive impact on the commodity complex.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

	Inception Date	Average Annual Total Return Ended 10/31/2016
		1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	0.87%	4.89%	4.69%
Class A	12/29/2010	0.59%	4.53%	4.33%
Class C	12/29/2010	–0.19%	3.73%	3.55%
With Sales Charge
Class A		–5.18%	3.29%	3.28%
Class C		–1.18%	3.73%	3.55%
Index
60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index[1,2,4]		3.95%	5.61%	5.05%
MSCI All Country World Index[1,2,4]		2.64%	8.62%	6.72%
60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index[1,2,4]		3.59%	5.26%	4.71%
MSCI All Country World Index (Net)[1,2,4]		2.05%	8.03%	6.14%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 3.59%, 3.99% and 4.75% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 1.34%, 1.69% and 2.44% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Long Short Fund Commentary (Unaudited)

Neuberger Berman Long Short Fund Institutional Class generated a –0.14% total return for the 12 months ended October 31, 2016 and outperformed its primary benchmark, the HFRX Equity Hedge Index, which returned –2.57% for the same period. The Fund, however, underperformed the S&P 500® Index, which provided a 4.51% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of weakness early and late in the reporting period, the U.S. stock market generated a positive return over the Fund's fiscal year as measured by the S&P 500 Index. Market volatility was elevated at times given mixed economic data, questions regarding the timing of future U.S. Federal Reserve (Fed) interest rate hikes and uncertainty surrounding geopolitical events.

We maintained our positive outlook on risk assets such as equities and high yield bonds during the reporting period. This was reflected in the Fund's net long exposure during the period. The Fund remained constructively positioned during the period for a continued economic recovery in the U.S., with the largest average sector weights in Consumer Discretionary and Information Technology.

We categorize our long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation followed by Total Return and Opportunistic. We continued to identify compelling opportunities in Capital Growth relative to Total Return, as we believe higher interest rates could negatively impact longer duration assets and cash flows. The portfolio's short exposure includes both single name "Fundamental" shorts and "Market" shorts. During the period, Fundamental short exposure increased against the backdrop of heightened market volatility and greater dispersion within sectors. As fundamentals came back into focus, Market shorts consisted primarily of sector and market cap-specific indices in an attempt to help manage broader portfolio exposures, which also increased during the period.

Equity and credit long exposure added to Fund performance, while Fundamental shorts and the Fund's aggregate use of futures, options and swap contracts detracted from performance during the period.

We believe the U.S. economy will continue to grow steadily, while a still highly accommodative Fed may create a longer than expected (albeit certainly slower than expected) U.S. business cycle. Should more robust growth eventually appear, we believe markets are much more prepared today for future interest rate hikes, especially for monetary tightening related to higher inflation. With modest but still positive earnings growth forecasted for the remainder of 2016, our outlook for S&P 500 earnings remains similarly subdued, primarily due to uncertainty surrounding global growth. However, in our opinion, potential tailwinds are on the horizon as investors shift their attention to company fundamentals for the third quarter corporate earnings season. All that said, we also believe that being selective in deploying capital is particularly important in today's environment. Nevertheless, we are very mindful of the complex world in which we live and invest. Given the vicissitudes of an increasingly global economy, we will also remain flexible in our decisions and open-minded to new ideas across different asset classes and geographies.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	76.3%	(12.1)%
Corporate Bonds	9.4	(1.4)
Exchange Traded Funds	—	(2.1)
Master Limited Partnerships	0.8	—
Options Purchased	0.3	—
Preferred Stock	0.5	—
Short-Term Investment	12.1	—
Other Assets Less Liabilities	16.2 *	—
Total	115.6%	(15.6)%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2016
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	–0.14%	5.53%
Class A	12/29/2011	–0.48%	5.17%
Class C	12/29/2011	–1.30%	4.38%
With Sales Charge
Class A		–6.20%	3.89%
Class C		–2.29%	4.38%
Index
HFRX Equity Hedge Index[1,2]		–2.57%	2.72%
S&P 500® Index[1,2]		4.51%	13.99%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.67%, 2.05% and 2.79% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Long Short Credit Fund Commentary (Unaudited)

Neuberger Berman Long Short Credit Fund Institutional Class generated a –0.28% total return for the 12 months ended October 31, 2016 and underperformed its primary benchmark, the HFRX Fixed Income - Credit Index, which returned 0.07% for the same period. The Fund also underperformed the long only Bloomberg Barclays U.S. Aggregate Bond Index and the BofA Merrill Lynch U.S. High Yield Master II Index, which returned 4.37% and 10.16%, respectively, for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Notwithstanding the volatile and difficult start to the period, the credit markets performed well this year. Underpinning this performance has been the positive performance of sovereign bonds globally. This was buttressed by an unprecedented level of G3 Central Bank intervention. These measures to stabilize financial markets and foster growth globally have included large scale purchases of equities and sovereign and corporate bonds. By the end of October, global growth appeared to have stabilized. We believe the narrative from the central bankers has begun to subtly change. The adverse longer term effects of zero and negative rates on the banking and financial systems, and concerns about diminishing marginal returns from the policies at hand, have become a concern. The Federal Reserve appears to be committed to a rate increase at its final meeting in December. This subtle change in narrative and the prospect of U.S. rate hikes will, in our view, play an important role in determining the direction of credit asset returns over the next 12 months.

We have throughout the year run a balanced portfolio of longs and shorts and have not levered up the portfolios, nor have we grossed up the exposures. By sector, the largest contributors to performance were our positions in Technology, Media, and Telecommunications and Financials. The largest detractors were our short positions in Health Care and Gaming.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed to performance during the reporting period.

While we believe the upcoming period may be volatile, we are not bearish on credit assets but we are cautious. We think credit spreads are attractive for projected default rates and for growth prospects. Interest rate duration worries us. It is our intention to position for a volatile interest rate environment while attempting to benefit from the attractiveness of credit spreads.

Our portfolio comprises baskets of single name long and short positions based on fundamental analysis. We hope to be able to capture the idiosyncratic opportunities that we believe are mispriced. We believe this continues to be expressed through relative value trades, capital structure arbitrage trades and directional long and short positions.

The credit market has had a very good year directionally. We believe that the rally in rates, the search for yield and the intervention by central banks on an unprecedented historical scale has underpinned the move. The narrative has begun to change albeit ever so gently, and it's our opinion that to ignore this is a mistake. We believe that a portfolio of idiosyncratic longs and shorts, where duration risk is managed, may be able to capture some exciting opportunities.

Sincerely,

RICK DOWDLE AND NORMAN MILNER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Credit Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLNIX
Class A	NLNAX
Class C	NLNCX
Class R6	NRLNX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Corporate Bonds	84.5%	—%
Foreign Government Securities	4.0	—
Loan Assignments	3.7	—
Preferred Stock	2.5	—
Short Term Investment	12.7	—
Other Assets Less Liabilities	(7.4)*	—
Total	100.0%	0.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2016
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/29/2015	–0.28%	–1.73%
Class A	06/29/2015	–0.55%	–2.02%
Class C	06/29/2015	–1.10%	–2.60%
Class R6	06/29/2015	–0.12%	–1.60%
With Sales Charge
Class A		–4.75%	–5.11%
Class C		–2.07%	–2.60%
Index
HFRX Fixed Income - Credit Index[1,2]		0.07%	–1.94%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		4.37%	4.67%
BofA Merrill Lynch U.S. High Yield Master II Index[1,2]		10.16%	5.30%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 3.03%, 2.55%, 1.92% and 3.11% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.60%, 0.75%, 0.02% and 2.49% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 2.67%, 3.04%, 3.79% and 2.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios are 2.38%, 2.75%, 3.50% and 2.31% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Credit Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Asset Income Fund Commentary (Unaudited)

Neuberger Berman Multi-Asset Income Fund Institutional Class generated a 6.09% total return for the 12 months ended October 31, 2016 and outperformed its custom benchmark, a blend consisting of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index, which provided a 4.54% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets generated mixed results during the reporting period. Emerging markets (EM) equities posted the strongest performance. U.S. stocks performed positively while non-US developed markets equities were a bit challenged, ending the period slightly negative. The domestic equity market, as represented by the S&P 500 Index, returned 4.51% over the period. In fixed income markets, all regions generated positive returns. EM debt was the strongest performing sector, followed by high yield debt. The return of the domestic fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, was 4.37% for the period. Over the past 12 months, the U.S. continued to be among the strongest developed economies but has been challenged by sluggish GDP growth and weak corporate earnings. While the Eurozone was positioned to benefit from ongoing monetary stimulus, consumer sentiment remained volatile amidst increasing political risks, and corporate profitability has room for further improvement. Similarly, Japan maintained an accommodative stance fueled by stimulus from the Bank of Japan, but we did not see significant improvements in consumer confidence as corporate profits continued to decline while the yen strengthened.

During the reporting period, fixed income assets were the largest positive contributors to the Fund's performance. The underweight to the asset class as a whole was additive, as the Bloomberg Barclays U.S. Aggregate underperformed the S&P 500. However, diverse allocations to EM debt, high yield debt, and U.S. investment grade credit, all of which posted strong returns, significantly boosted performance, as did security selection decisions across high dividend U.S. equities and master limited partnerships (MLPs).

Looking ahead, we maintain a cautious stance on the global economy given additional geopolitical risks, growth concerns, and changing central bank policies. In the U.S., recent economic data reflect a rebound in U.S. economic growth, as October's advanced estimate of Q3 2016 GDP growth surprised on the upside; likewise, Q3 earnings appeared to us to bode well for a long-awaited recovery. However, given a new political administration, uncertainty is likely to persist as changing economic policies and anti-trade sentiment continue to unfold. Data outside of the U.S. has been showing some signs of improvement as purchasing manager composite indices for China, the Eurozone and Japan all rose in October, but we believe further stimulus is needed. Overall, we anticipate a highly uncertain global growth backdrop as the U.S. balances pro-growth GOP policies with anti-trade rhetoric. Europe and Japan remain challenged as monetary stimulus ebbs; and EM may experience headwinds from potentially reduced trade. Against that backdrop, we will continue to seek opportunities for yield enhancement across a diversified set of exposures.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Multi-Asset Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NANIX
Class A	NANAX
Class C	NANCX
Class R6	NRANX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Common Stocks	29.5%
Convertible Bonds	0.3
Convertible Preferred Stocks	0.1
Exchange Traded Funds	6.9
Master Limited Partnerships	2.8
Investment Companies	43.3
Preferred Stocks	1.1
U.S. Government Agency Securities	2.0
U.S. Treasury Obligations	10.6
Short-Term Investment	3.3
Other Assets Less Liabilities	0.1 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2016
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	03/27/2015	6.09%	1.52%
Class A	03/27/2015	5.70%	1.15%
Class C	03/27/2015	4.91%	0.40%
Class R6	03/27/2015	6.16%	1.59%
With Sales Charge
Class A		1.19%	–1.53%
Class C		3.91%	0.40%
Index
60% Bloomberg Barclays U.S. Aggregrate Bond Index and 40% S&P 500® Index[1,2]		4.54%	3.49%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		4.37%	2.69%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2016, the 30-day SEC yields were 3.39%, 2.84%, 2.18% and 3.46% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been –0.30%, –0.63%, –1.40% and –0.22% for Institutional Class, Class A, Class C and Class R6 shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 3.50%, 4.39%, 5.13% and 3.47% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.69%, 1.06%, 1.81% and 0.62% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Asset Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Risk Balanced Commodity Strategy Fund Commentary (Unaudited)

Neuberger Berman Risk Balanced Commodity Strategy Fund1 Institutional Class generated a total return of –3.39% for the 12 months ended October 31, 2016 and underperformed its benchmark, the Bloomberg Commodity Index, which posted a –2.62% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Commodity markets remained overall volatile and posted a negative return during the reporting period. That being said, there were periods of strength, most notably in March, April, June and September. Despite the market's decline over the 12-months as a whole, in general, we saw some firming in the commodity complex. This was evident by a reduction of the negativity surrounding the overall commodity market that has been in place over the last five calendar years.

The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The Fund's tactical positioning detracted from performance during the reporting period.

Looking at the commodity sectors in which the Fund currently invests, soft commodities were the largest detractor from relative performance, followed by agriculture and livestock. On the upside, the Fund's positioning in the energy and industrial metals sectors was beneficial, whereas precious metals was largely flat over the reporting period. Within the soft commodities sector, an underweight to sugar was the largest headwind for results. This positioning was not rewarded as sugar prices rallied sharply. Elsewhere, out-of-benchmark allocations to gas oil and feeder cattle were headwinds for returns. In contrast, an underweight to crude oil was a positive for performance as it experienced a nearly 30% decline over the period. An underweight to natural gas positively contributed to results given the sector's weak performance. Finally, an out-of-benchmark allocation to lead contributed to results, as it posted a strong gain over the period.

We anticipate commodity prices to continue to improve over the medium to longer term. Despite their rally year-to-date, we still consider commodities to be undervalued across the board, particularly when evaluated based on inflation-adjusted historical prices. We also anticipate supply and demand in certain commodities markets to continue to move more into balance, which could lend support to prices. Additionally, while not currently problematic, we continue to monitor inflation, as commodities have historically done well in inflationary environments and, in our opinion, there have been some signs of a pick-up in inflation, such as the 10-year inflation breakeven rate. Finally, we believe commodities remain an attractive diversifier for investors' portfolios as they have become less correlated with stock and bonds. Pulling these views together, we believe in the near term the asset class may face some short term headwinds both from a potential Federal Reserve interest rate hike and some uncertainties around global growth. However, we believe that over the long term, the supply/demand balance in many commodity markets and other factors may be more supportive of continued strength in the asset class.

Sincerely,

WAI LEE, HAKAN KAYA, THOMAS SONTAG AND DAVID YI WAN
PORTFOLIO MANAGERS

1  Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in a variety of conservative fixed income securities.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Risk Balanced Commodity Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	18.7%
Corporate Bonds	54.4
U.S. Treasury Obligation	5.5
Short-Term Investment	15.7
Other Assets Less Liabilities	5.7 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

COMMODITY DERIVATIVES

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	22.4%
Energy	29.0
Industrial Metals	17.9
Livestock	6.9
Precious Metals	17.1
Softs	6.7
Total	100.0%

PERFORMANCE HIGHLIGHTS3

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	Life of Fund
At NAV
Institutional Class	08/27/2012	–3.39%	–11.53%
Class A	08/27/2012	–3.59%	–11.85%
Class C	08/27/2012	–4.52%	–12.53%
With Sales Charge
Class A		–9.09%	–13.09%
Class C		–5.47%	–12.53%
Index
Bloomberg Commodity Index[1,2]		–2.62%	–11.97%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.47%,1.84% and 2.70% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 1.10%, 1.46% and 2.21% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Risk Balanced Commodity Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

U.S. Equity Index PutWrite Strategy Fund Commentary (Unaudited)

Since its launch on September 16, 2016, the Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Institutional Class generated a total return of 0.90% for the period ended October 31, 2016 and outperformed its primary benchmark, a blend consisting of 85% CBOE S&P 500 PutWrite Index and 15% Russell 2000 PutWrite Index, which had a return of 0.83% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund's investment strategy seeks to collect near-the-money index put option premiums and hold a fixed income portfolio of cash and limited duration U.S. Treasury Notes that "collateralize" the short index put option positions. The market value of the fixed income portfolio is generally equal to the notional exposure of the short index put option portfolio's aggregate notional value, rendering the strategy unlevered. Our first full month of performance, October, proved to be a well-defined example of the benefits of a put writing strategy. The Fund returned –0.30% during the month while the S&P 500® Index and the Russell 2000® Index returned –1.82% and –4.75%, respectively. As expected, the upfront collection of put option premiums on U.S. equity index exposures offset a portion of the losses associated with underlying index exposures. These results are consistent with our expectations of providing "structurally" lower volatility equity index exposure through index put writing. Shareholders should keep in mind that the Fund's upside can be limited in a rising equity market.

In general, index put option premiums have historically increased during times of greater market uncertainty, which may allow the Fund to partially offset the risk of decline during periods of equity market stress as well as provide an opportunity to improve its total return potential. The setting of option premiums is a continuous process that assimilates investor sentiments and market risk factors into explicit estimates of prospective index price distributions for specific time horizons, i.e., option implied volatilities. The CBOE S&P 500 Volatility Index and CBOE Russell 2000 Volatility Index are two popular measures of implied volatilities relevant to the Fund's investment strategy. Both indexes increased as equity markets declined in October and ended the month up approximately 28% and 18%, respectively. The anticipation of the U.S. Presidential election and corresponding uncertainties were, in our opinion, likely significant contributors to the declines in equity markets and increases in put option premiums as the election drew closer. In retrospect, equity markets appeared to be most concerned with the potential for a contested outcome rather than a Clinton or Trump win and seemed to have quickly found relative relief when results indicated a clear winner, albeit a controversial one.

With each passing month, we believe the likelihood of rising interest rates seems to increase, which raises questions about the potential impact on the Fund's fixed income exposures. The market value of the Fund's cash and short-duration U.S. Treasury positions, which had an average duration of less than one year, was roughly unchanged for the period. Despite a long history of interest rate data, most modern investment strategies have histories that only span a few brief periods of rising interest rates. So looking at history offers only a limited perspective. However, we remain firm in our conviction that our limited duration exposure has the potential to help the Fund avoid significant losses should rates increase substantially. Further, in our view, any increase in equity market volatility will likely lead to higher option premiums, which may improve the return prospects of the Fund's index put writing strategy.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUPIX
Class A	NUPAX
Class C	NUPCX
Class R6	NUPRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
U.S. Treasury Obligations	94.9%
Put Options Written	(1.8)
Short-Term Investment	3.9
Other Assets Less Liabilities	3.0
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 10/31/2016 Life of Fund
At NAV
Institutional Class	09/16/2016	0.90%
Class A	09/16/2016	0.90%
Class C	09/16/2016	0.80%
Class R6	09/16/2016	1.00%
With Sales Charge
Class A		–4.90%
Class C		–0.20%
Index
85% CBOE S&P 500 PutWrite Index and 15% Russell 2000 PutWrite Index[1,2]		0.83%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2016 are 1.49%, 1.85%, 2.60% and 1.42% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios for the current fiscal year are 0.65%, 1.01%, 1.76% and 0.58% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from September 16, 2016 to October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 21 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index and HFRX Fixed Income-Credit Index do take into account fees and expenses of investing since they are based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from December 2010 through April 2011, Neuberger Berman Global Allocation Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. During the period from August 2012 through January 2013, Neuberger Berman Risk Balanced Commodity Strategy Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4  Effective September 30, 2016, the Board approved a change in the benchmark of Global Allocation Fund so that the Fund will use the version of its current benchmark that is net of foreign tax withholdings rather than gross of foreign tax withholdings, which is a more appropriate benchmark for the Fund. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). In addition, on the date of the transfer, the services previously provided by NB Alternative Investment Management LLC ("NBAIM") are provided by NBIA. Following the consolidation, the investment professionals of NBM and NBAIM who provided services to any Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to any Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became each Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

Following the Reorganization, the employees of NBM provide the same services to each Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to each Fund, or the fees, if any, each Fund pays under the Agreements or the Plans.

On or about January 1, 2017, Neuberger Berman the Funds' distributor, ("Distributor"), will change its name to Neuberger Berman BD LLC.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays Global Aggregate Index:

The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays Pan-European Aggregate Bond Index, and the Bloomberg Barclays Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Bloomberg Barclays Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices. On August 24, 2016, Bloomberg acquired the Barclays fixed income benchmark indices from Barclays. Barclays and Bloomberg have agreed to co-brand the indices as the Bloomberg Barclays Indices for an initial term of five years. For more information, please visit www.bloombergindices.com/.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). On August 24, 2016, Bloomberg acquired the Barclays fixed income benchmark indices from Barclays. Barclays and Bloomberg have agreed to co-brand the indices as the Bloomberg Barclays Indices for an initial term of five years. For more information, please visit www.bloombergindices.com/.

60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index:	The blended index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500® Index (described below), and is rebalanced monthly.
Bloomberg Commodity Index:

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

BofA Merrill Lynch U.S. High Yield Master II Index:

The index is an unmanaged market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted.

85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index:	The blended index is composed of 85% CBOE S&P 500 PutWrite Index (described below) and 15% CBOE Russell 2000 PutWrite Index (described below), and is rebalanced monthly.
CBOE S&P 500® PutWrite Index:

The index tracks the value of a passive investment strategy which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

CBOE Russell 2000® PutWrite Index:

The index tracks the value of a passive investment strategy which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis.

Glossary of Indices (cont'd)

HFRX Fixed Income- Credit Index:

The index tracks the performance of hedge fund strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

Glossary of Indices (cont'd)

60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index:

The blended index is composed of 60% MSCI All Country World Index (described above) and 40% Bloomberg Barclays Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2016 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During the Period(1) 5/1/16 - 10/31/16		Expense Ratio	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During the Period(1) 5/1/16 - 10/31/16	Expense Ratio
Global Allocation Fund
Institutional Class	$1,000.00	$1,017.50	$5.27		1.04%	$1,000.00	$1,019.91	$5.28	1.04%
Class A	$1,000.00	$1,015.60	$7.25		1.43%	$1,000.00	$1,017.95	$7.25	1.43%
Class C	$1,000.00	$1,011.00	$11.07		2.19%	$1,000.00	$1,014.13	$11.09	2.19%
Long Short Fund
Institutional Class	$1,000.00	$1,004.70	$9.62		1.91%	$1,000.00	$1,015.53	$9.68	1.91%
Class A	$1,000.00	$1,003.20	$11.43		2.27%	$1,000.00	$1,013.72	$11.49	2.27%
Class C	$1,000.00	$999.20	$15.13		3.01%	$1,000.00	$1,010.00	$15.21	3.01%
Long Short Credit Fund
Institutional Class	$1,000.00	$1,025.30	$8.71		1.71%	$1,000.00	$1,016.54	$8.67	1.71%
Class A	$1,000.00	$1,023.70	$10.63		2.09%	$1,000.00	$1,014.63	$10.58	2.09%
Class C	$1,000.00	$1,020.60	$13.97		2.75%	$1,000.00	$1,011.31	$13.90	2.75%
Class R6	$1,000.00	$1,026.70	$7.79		1.53%	$1,000.00	$1,017.44	$7.76	1.53%
Multi-Asset Income Fund
Institutional Class	$1,000.00	$1,040.20	$2.36		0.46%	$1,000.00	$1,022.82	$2.34	0.46%
Class A	$1,000.00	$1,038.30	$4.25		0.83%	$1,000.00	$1,020.96	$4.22	0.83%
Class C	$1,000.00	$1,034.40	$8.08		1.58%	$1,000.00	$1,017.19	$8.01	1.58%
Class R6	$1,000.00	$1,040.60	$2.00		0.39%	$1,000.00	$1,023.18	$1.98	0.39%
Risk Balanced Commodity Strategy Fund
Institutional Class	$1,000.00	$988.40	$5.50		1.10%	$1,000.00	$1,019.61	$5.58	1.10%
Class A	$1,000.00	$986.60	$7.29		1.46%	$1,000.00	$1,017.80	$7.41	1.46%
Class C	$1,000.00	$981.10	$11.01		2.21%	$1,000.00	$1,014.03	$11.19	2.21%
U.S. Equity Index PutWrite Strategy Fund
Institutional Class	$1,000.00	$1,009.00	$0.82	(2)	0.65%	$1,000.00	$1,021.87	$3.30	0.65%
Class A	$1,000.00	$1,009.00	$1.28	(2)	1.01%	$1,000.00	$1,020.06	$5.13	1.01%
Class C	$1,000.00	$1,008.00	$2.22	(2)	1.76%	$1,000.00	$1,016.29	$8.92	1.76%
Class R6	$1,000.00	$1,010.00	$0.73	(2)	0.58%	$1,000.00	$1,022.22	$2.95	0.58%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 46/366 (to reflect the period shown of September 16, 2016 (Commencement of Operations) to October 31, 2016.

(3)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

Schedule of Investments Global Allocation Fund 10/31/16

	Number of Shares	Value (000's omitted)
Long Positions (103.9%)
Common Stocks (31.4%)
Australia (0.6%)
AGL Energy Ltd.	235	$3
Aristocrat Leisure Ltd.	509	6
Australia & New Zealand Banking Group Ltd.	340	7
BlueScope Steel Ltd.	2,668	16	(d)
CIMIC Group Ltd.	425	10
CSL Ltd.	18	1
Dexus Property Group	1,781	12
Fortescue Metals Group Ltd.	929	4
Goodman Group	666	3
GPT Group	649	2
Harvey Norman Holdings Ltd.	417	2
Metcash Ltd.	2,520	4	*(d)
Mirvac Group	4,963	8	(d)
National Australia Bank Ltd.	67	1
Newcrest Mining Ltd.	51	1
Northern Star Resources Ltd.	3,023	9	(d)
Qantas Airways Ltd.	2,757	6	(d)
Scentre Group	2,719	9	(d)
South32 Ltd.	1,068	2
Stockland	1,668	6
Vicinity Centres	341	1
Wesfarmers Ltd.	135	4
Westfield Corp.	404	3
Westpac Banking Corp.	155	4
		124
Austria (0.2%)
Lenzing AG	11	2
OMV AG	1,066	33	(a)
		35
Belgium (0.1%)
Bekaert NV	148	7
D'ieteren SA	285	12
UCB SA	75	5
		24
Canada (0.5%)
Alimentation Couche-Tard, Inc. Class B	68	4	(a)
Bank of Montreal	147	9
	Number of Shares	Value (000's omitted)
Bank of Nova Scotia	170	$9
Canadian Tire Corp. Ltd. Class A	8	1
First Quantum Minerals Ltd.	233	2	(a)
Fortis, Inc.	63	3
Genworth MI Canada, Inc.	228	5
George Weston Ltd.	235	19	(a)
Goldcorp, Inc.	215	3	(a)
Kinross Gold Corp.	3,084	12	*(a)
Magna International, Inc.	23	1	(a)
Metro, Inc.	205	6	(a)
National Bank of Canada	81	3
Power Corp. of Canada	292	6
Royal Bank of Canada	88	6
Transcontinental, Inc. Class A	87	1
WestJet Airlines Ltd.	756	12
		102
Denmark (0.2%)
Carlsberg A/S Class B	76	7
Dfds A/S	420	20
DSV A/S	121	6
ISS A/S	241	10
Vestas Wind Systems A/S	117	9
		52
Finland (0.3%)
Cargotec OYJ, B Shares	35	1
Kesko OYJ, B Shares	20	1
Neste OYJ	105	5
Nokian Renkaat OYJ	286	10
Outokumpu OYJ	1,001	7	*
Stora Enso OYJ, R Shares	2,378	22	(d)
UPM-Kymmene OYJ	639	15	(d)
		61
France (1.3%)
Alstom SA	234	6	*
AXA SA	262	6
BNP Paribas SA	514	30	(d)
Casino Guichard Perrachon SA	270	13
	Number of Shares	Value (000's omitted)
Cie de Saint-Gobain	157	$7
Cie Generale des Etablissements Michelin	165	18	(d)
CNP Assurances	758	13
Eiffage SA	124	9
Engie SA	128	2
Faurecia	267	10
Orange SA	882	14
Peugeot SA	1,372	21	*(d)
Renault SA	238	21	(d)
Societe Generale SA	577	22	(d)
Sodexo SA	82	9
Tarkett SA	112	4
Technip SA	204	14
TOTAL SA	395	19	(d)
Valeo SA	147	8
Vallourec SA	1,237	6	*
Vinci SA	133	10
		262
Georgia (0.0%)
BGEO Group PLC	167	6
Germany (1.0%)
adidas AG	29	5
Allianz SE	23	4
Bayerische Motoren Werke AG, Preference Shares	49	4
Continental AG	31	6
Deutsche Pfandbriefbank AG	292	3	(b)
E.ON SE	1,373	10
Fresenius SE & Co. KGaA	82	6
Hannover Rueck SE	26	3
HeidelbergCement AG	138	13
Henkel AG & Co. KGaA	28	3
HOCHTIEF AG	146	20	(d)
KION Group AG	127	8
LANXESS AG	145	9
METRO AG	770	23	(d)
MTU Aero Engines AG	66	7
OSRAM Licht AG	395	22	(d)
RWE AG	426	7	*
SMA Solar Technology AG	355	9
Software AG	22	1
STADA Arzneimittel AG	66	3
Suedzucker AG	201	5
Uniper SE	137	2	*
Volkswagen AG	61	9

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Volkswagen AG, Preference Shares	137	$19	(d)
Wincor Nixdorf AG	100	7	*
		208
Hong Kong (0.3%)
CLP Holdings Ltd.	1,000	10
HK Electric Investments & HK Electric Investments Ltd.	7,000	7	(b)
Jardine Matheson Holdings Ltd.	100	6	(a)
Man Wah Holdings Ltd.	2,400	2	(d)
MTR Corp. Ltd.	500	3
WH Group Ltd.	17,500	14	(b)(d)
Wheelock & Co. Ltd.	1,000	6
Xinyi Glass Holdings Ltd.	6,000	5	*(d)
Yue Yuen Industrial Holdings Ltd.	2,500	10	(d)
		63
India (0.0%)
Vedanta Resources PLC	870	8	(a)
Ireland (0.0%)
Ryanair Holdings PLC ADR	87	7	*(c)
Israel (0.1%)
Teva Pharmaceutical Industries Ltd. ADR	285	12	(d)
Italy (0.4%)
Amplifon SpA	175	2
Brembo SpA	140	9
DiaSorin SpA	57	3
Enel SpA	3,733	16	(d)
Eni SpA	175	3
EXOR SpA	159	7	(k)
Italmobiliare SpA	111	5
Leonardo- Finmeccanica SpA	724	9	*
Recordati SpA	683	19
Snam SpA	153	1
		74
Japan (2.7%)
Adastria Co. Ltd.	100	3
Alfresa Holdings Corp.	200	4
ANA Holdings, Inc.	5,000	14	(d)
Bridgestone Corp.	600	22	(d)
Chubu Electric Power Co., Inc.	1,000	15
	Number of Shares	Value (000's omitted)
cocokara Fine, Inc.	100	$4
FamilyMart UNY Holdings Co. Ltd.	100	6
Fuji Heavy Industries Ltd.	500	20
FUJIFILM Holdings Corp.	100	4
Fujitsu General Ltd.	1,000	23	(d)
Fujitsu Ltd.	3,000	18	(d)
G-Tekt Corp.	100	2
Hisamitsu Pharmaceutical Co., Inc.	100	5
Idemitsu Kosan Co. Ltd.	800	18
Isuzu Motors Ltd.	200	2
ITOCHU Corp.	2,000	25	(a)
Japan Airlines Co. Ltd.	400	12	(a)
Japan Tobacco, Inc.	200	8
JTEKT Corp.	500	7
JX Holdings, Inc.	1,900	8	(a)
K's Holdings Corp.	100	2
Kajima Corp.	1,000	7
Kansai Electric Power Co., Inc.	1,000	10	*(d)
KDDI Corp.	100	3	(d)
Konami Holdings Corp.	100	4
Kyocera Corp.	100	5
Lion Corp.	1,000	16
Mazda Motor Corp.	400	7
Megmilk Snow Brand Co. Ltd.	300	10
Mitsubishi Motors Corp.	700	4	(a)
Mitsubishi UFJ Financial Group, Inc.	600	3	(a)
Mizuho Financial Group, Inc.	7,800	13	(d)
Namco Bandai Holdings, Inc.	400	12
NEC Corp.	4,000	11	(d)
Nippon Steel & Sumitomo Metal Corp.	300	6
NipponTelegraph & Telephone Corp.	400	18	(a)
Nishimatsuya Chain Co. Ltd.	100	1
Nissan Motor Co. Ltd.	100	1
NTT DOCOMO, Inc.	300	8	(a)
Obayashi Corp.	1,200	12	(a)
ORIX Corp.	500	8
Panasonic Corp.	700	7
	Number of Shares	Value (000's omitted)
Resona Holdings, Inc.	3,100	$14	(a)
Seiko Epson Corp.	700	14
Shiseido Co. Ltd.	400	10
Sojitz Corp.	3,000	8	(a)
Sony Corp.	200	6
Sumitomo Chemical Co. Ltd.	1,000	5	(a)
Sumitomo Corp.	1,600	18	(d)
Sumitomo Dainippon Pharma Co. Ltd.	1,300	23	(a)(d)
Sumitomo Electric Industries Ltd.	500	7
Sumitomo Mitsui Financial Group, Inc.	500	17	(d)
Sumitomo Rubber Industries Ltd.	100	2
Sundrug Co. Ltd.	100	8
Taisei Corp.	1,000	7
Toyota Tsusho Corp.	300	7
Tsuruha Holdings, Inc.	100	12
Yahoo Japan Corp.	400	2
Yamazaki Baking Co. Ltd.	500	11
		559
Luxembourg (0.0%)
APERAM SA	74	3
Tenaris SA	217	3	(a)
		6
Netherlands (0.4%)
AerCap Holdings NV	239	10	*(a)
Akzo Nobel NV	137	9
ASML Holding NV	84	9
Koninklijke Ahold Delhaize NV	36	1
Koninklijke KPN NV	1,827	6
NN Group NV	111	3
NXP Semiconductors NV	64	6	*(a)
Royal Dutch Shell PLC, A Shares	878	22	(d)
STMicroelectronics NV	855	8
		74
Norway (0.0%)
Salmar ASA	73	2
Subsea 7 SA	155	2	*(a)
		4

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Portugal (0.1%)
Galp Energia SGPS SA	998	$14	(d)
Jeronimo Martins SGPS SA	309	5
		19
Singapore (0.1%)
Oversea-Chinese Banking Corp. Ltd.	600	4
Wilmar International Ltd.	5,200	12	(a)
		16
South Africa (0.0%)
Mondi PLC	393	8
Spain (0.3%)
Abertis Infraestructuras SA	399	6
ACS Actividades de Construccion y Servicios SA	801	24	(d)
Aena SA	86	13	(b)
CIE Automotive SA	287	6
Gamesa Corporacion Tecnologica SA	599	14	(a)
Prosegur Cia de Seguridad SA	132	1
Repsol SA	96	1
		65
Sweden (0.4%)
Alfa Laval AB	456	7
Boliden AB	519	12
Electrolux AB Series B	478	11
Fingerprint Cards AB, Class B	973	9	*
L E Lundbergforetagen AB, B Shares	163	11
Mycronic AB	613	6
Sandvik AB	597	7
Skanska AB, B Shares	522	11
Svenska Cellulosa AB SCA, B Shares	53	2
Volvo AB, B Shares	944	10
		86
Switzerland (0.7%)
Actelion Ltd.	54	8	*
Aryzta AG	23	1	*
BKW AG	599	28	(a)
Bobst Group SA	58	3
Lonza Group AG	58	11	*
Nestle SA	133	10
	Number of Shares	Value (000's omitted)
Oriflame Holding AG	113	$4	*
Roche Holding AG	38	9
Schindler Holding AG	37	7
Swiss Life Holding AG	119	31	*(a)
Swiss Re AG	371	34	(a)
Wizz Air Holdings PLC	443	8	*(a)(b)
		154
United Kingdom (1.5%)
3i Group PLC	3,001	25	(d)
Acacia Mining PLC	188	1
Amec Foster Wheeler PLC	3,031	17	(d)
Anglo American PLC	793	11	*(a)
BP PLC	2,020	12	(a)
Centrica PLC	3,149	8	(d)
Drax Group PLC	2,794	11	(d)
easyJet PLC	422	5
Evraz PLC	10,290	26	*(d)
Fiat Chrysler Automobiles NV	2,567	19	(d)
GlaxoSmithKline PLC	633	12
Glencore PLC	5,987	18	*(d)
Hochschild Mining PLC	246	1
HSBC Holdings PLC	1,843	14	(a)
Hunting PLC	712	4
Indivior PLC	4,107	16	(d)
J Sainsbury PLC	2,382	7	(d)
JD Sports Fashion PLC	1,278	24	(d)
Johnson Matthey PLC	181	7
Kingfisher PLC	1,616	7
Old Mutual PLC	3,848	9	(d)
Pearson PLC	872	8
Royal Dutch Shell PLC, B Shares	299	8
RSA Insurance Group PLC	1,193	8
Smith & Nephew PLC	601	9	(a)
Taylor Wimpey PLC	442	1
Unilever NV	222	9	(a)
WM Morrison Supermarkets PLC	8,883	25	(d)
		322
United States (20.2%)
Abbott Laboratories	20	1
AbbVie, Inc.	103	6	(a)
	Number of Shares	Value (000's omitted)
ACCO Brands Corp.	315	$3	*(a)(c)
Activision Blizzard, Inc.	209	9	(a)
Adobe Systems, Inc.	95	10	*(a)
Advance Auto Parts, Inc.	5	1	(c)
Advanced Micro Devices, Inc.	804	6	*(a)(c)
AECOM	292	8	*(a)
AES Corp.	878	10	(a)
Aetna, Inc.	209	22	(a)
Aflac, Inc.	311	21	(a)
AGNC Investment Corp.	329	7
AK Steel Holding Corp.	1,914	10	*(a)(c)
Alaska Air Group, Inc.	154	11	(a)
Albemarle Corp.	210	18	(a)
Alleghany Corp.	26	13	*(a)
Allergan PLC	53	11	*(a)
Allison Transmission Holdings, Inc.	322	9
Ally Financial, Inc.	409	7	(a)
Alphabet, Inc. Class A	43	35	*(a)(d)
Alphabet, Inc. Class C	67	53	*(d)
Altria Group, Inc.	319	21	(a)
Amazon.com, Inc.	26	21	*(a)
Ameren Corp.	199	10	(a)
American Electric Power Co., Inc.	295	19	(a)
American Financial Group, Inc.	145	11
American International Group, Inc.	42	3	(a)
American Tower Corp.	115	13	(d)
Amgen, Inc.	159	22	(a)
Annaly Capital Management, Inc.	815	8	(a)
Anthem, Inc.	71	9	(a)
AO Smith Corp.	148	7	(a)
Apache Corp.	198	12	(a)(c)
Apple, Inc.	563	64	(d)
Aramark	244	9	(a)
Archer-Daniels- Midland Co.	124	5
Arrow Electronics, Inc.	302	18	*(a)
Ashland Global Holdings, Inc.	106	12	(d)
Assurant, Inc.	222	18	(a)
Assured Guaranty Ltd.	63	2	(a)
AT&T, Inc.	574	21	(a)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Avery Dennison Corp.	79	$6	(a)
Avnet, Inc.	782	33	(a)
AVX Corp.	565	8	(a)
Axis Capital Holdings Ltd.	110	6	(a)
Bank of America Corp.	1,823	30	(a)
Bank of Hawaii Corp.	136	10	(a)(c)
Bank of New York Mellon Corp.	154	7	(a)
BankUnited, Inc.	489	14	(a)
Barnes & Noble, Inc.	157	2	(c)
Baxter International, Inc.	485	23	(a)
BB&T Corp.	319	12	(a)
Becton, Dickinson & Co.	117	20	(a)(d)
Bed Bath & Beyond, Inc.	166	7	(a)(c)
Berkshire Hathaway, Inc. Class B	152	22	*(a)
Best Buy Co., Inc.	455	18	(a)(c)
Biogen, Inc.	9	3	*(a)
BlackRock, Inc.	38	13	(a)
Bloomin' Brands, Inc.	295	5
Boston Scientific Corp.	116	3	*(a)
Bristol-Myers Squibb Co.	92	5	(a)
Burlington Stores, Inc.	270	20	*(a)
C.R. Bard, Inc.	36	8	(a)
CA, Inc.	125	4	(a)(c)
Cabot Oil & Gas Corp.	352	7	(a)
Cadence Design Systems, Inc.	118	3	*(a)
Caesars Acquisition Co. Class A	811	9	*(a)
Caesars Entertainment Corp.	178	1	*(c)
Campbell Soup Co.	129	7	(a)
Capital One Financial Corp.	108	8	(a)
Carnival Corp.	165	8	(a)
Carter's, Inc.	62	5	(a)
Casey's General Stores, Inc.	7	1	(c)
CBS Corp. Class B	189	11	(a)
CDW Corp.	592	27	(a)
Celanese Corp. Series A	93	7	(a)
Celgene Corp.	45	5	*(a)
	Number of Shares	Value (000's omitted)
Centene Corp.	121	$8	*(a)
CenterPoint Energy, Inc.	270	6	(a)
Central Garden & Pet Co. Class A	133	3	*(a)
CenturyLink, Inc.	948	25	(a)(c)
Charter Communications, Inc. Class A	69	17	*(a)
Chesapeake Energy Corp.	955	5	*(a)
Children's Place, Inc.	10	1	(c)
Chimera Investment Corp.	591	9
Chubb Ltd.	170	22	(d)
Cigna Corp.	47	6	(a)
Cimarex Energy Co.	49	6	(a)
Cincinnati Financial Corp.	143	10
Cisco Systems, Inc.	1,602	49	(d)
CIT Group, Inc.	270	10	(a)
Citigroup, Inc.	707	35	(a)
Citrix Systems, Inc.	73	6	*(a)
CME Group, Inc.	100	10	(a)
CNA Financial Corp.	120	4	(a)
Coeur Mining, Inc.	708	8	*(a)
Colony Starwood Homes	329	10	(c)
Comcast Corp. Class A	199	12	(d)
Comerica, Inc.	199	10	(a)
Communications Sales & Leasing, Inc.	206	6
Computer Sciences Corp.	185	10	(a)
ConAgra Foods, Inc.	731	35	(d)
Corning, Inc.	776	18	(c)(d)
Corrections Corporation of America	389	6
Costco Wholesale Corp.	98	14	(a)
CVS Health Corp.	114	10	(a)
D.R. Horton, Inc.	231	7	(a)
Danaher Corp.	53	4	(a)
Darden Restaurants, Inc.	99	6	(c)
Dave & Buster's Entertainment, Inc.	47	2	*(a)
DaVita, Inc.	258	15	*(a)
Deckers Outdoor Corp.	158	8	*(c)
Dell Technologies, Inc. Class V	30	1	*
Delta Air Lines, Inc.	331	14	(a)
	Number of Shares	Value (000's omitted)
Denbury Resources, Inc.	290	$1	*(c)
DENTSPLY SIRONA, Inc.	253	15	(a)
Devon Energy Corp.	140	5	(a)
Diamond Offshore Drilling, Inc.	819	14	(a)(c)
Diamondback Energy, Inc.	64	6	*(a)
Dollar General Corp.	58	4	(a)
Duke Energy Corp.	160	13	(a)
Eastman Chemical Co.	92	7	(a)
Eaton Corp. PLC	276	18	(a)
eBay, Inc.	612	17	*(a)
Edison International	232	17	(d)
Emergent BioSolutions, Inc.	29	1	*(c)
Energen Corp.	110	6	(a)
Ensco PLC Class A	980	8	(a)
Entergy Corp.	148	11	(a)
EOG Resources, Inc.	176	16	(a)
EP Energy Corp. Class A	319	1	*(c)
Equinix, Inc.	26	9
Everest Re Group Ltd.	36	7	(a)
Exelixis, Inc.	177	2	*(a)(c)
Exelon Corp.	396	13	(d)
Express Scripts Holding Co.	57	4	*(a)
Exxon Mobil Corp.	428	36	(a)
Facebook, Inc. Class A	171	22	*(a)
FedEx Corp.	71	12	(a)
Fidelity National Information Services, Inc.	26	2	(a)
Fifth Third Bancorp	695	15
FirstEnergy Corp.	330	11	(a)
Fiserv, Inc.	38	4	*(a)
Fitbit, Inc. Class A	114	2	*(c)
Five Prime Therapeutics, Inc.	30	1	*(a)
Foot Locker, Inc.	130	9	(a)
Ford Motor Co.	2,345	28	(d)
Forest City Realty Trust, Inc. Class A	362	8
Fresh Del Monte Produce, Inc.	284	17	(a)
General Electric Co.	805	23	(a)(d)
General Mills, Inc.	185	11	(a)
General Motors Co.	138	4	(a)
Gentex Corp.	687	12	(c)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Genuine Parts Co.	192	$17	(a)(c)
Gilead Sciences, Inc.	178	13	(a)
Glaukos Corp.	328	11	*(c)
GNC Holdings, Inc. Class A	235	3
Goldman Sachs Group, Inc.	70	12	(a)
Goodyear Tire & Rubber Co.	366	11	(a)
Greif, Inc. Class B	81	5
Halliburton Co.	20	1	(c)
Halyard Health, Inc.	28	1	*
Hartford Financial Services Group, Inc.	35	2	(a)
Hasbro, Inc.	76	6	(a)
Hawaiian Holdings, Inc.	511	23	*(c)
HCA Holdings, Inc.	142	11	*(a)
HD Supply Holdings, Inc.	202	7	*(a)
Herbalife Ltd.	103	6	*(c)
Hologic, Inc.	202	7	*(a)
HP, Inc.	2,001	29	(a)(d)
Huntington Ingalls Industries, Inc.	146	24	(a)
IBM Corp.	84	13	(a)
ICON PLC	100	8	*(a)
IHS Markit Ltd.	553	20	*(a)(c)
Ingram Micro, Inc. Class A	772	29	(a)
Ingredion, Inc.	165	22	(a)
Intel Corp.	392	14	(a)
Intercontinental Exchange, Inc.	68	18	(a)
International Game Game Technology PLC	119	3	(a)(c)
InterpublicGroup of Cos., Inc.	289	6	(a)
Intuitive Surgical, Inc.	2	1	*(a)
J.M. Smucker Co.	37	5
Jacobs Engineering Group, Inc.	443	23	*(a)
JetBlue Airways Corp.	1,310	23	*(a)
Johnson & Johnson	323	37	(a)
Joy Global, Inc.	418	12	(a)
JPMorgan Chase & Co.	1,328	92	(d)
Juniper Networks, Inc.	415	11	(a)
Knowles Corp.	168	3	*(c)
Kohl's Corp.	264	12	(a)(c)
Kroger Co.	192	6	(a)
	Number of Shares	Value (000's omitted)
L-3 Communications Holdings, Inc.	137	$19	(d)
Laboratory Corp. of America Holdings	143	18	*(a)
Lam Research Corp.	130	13	(a)
Laredo Petroleum, Inc.	546	7	*(c)
Lear Corp.	124	15	(a)
Leggett & Platt, Inc.	143	7	(a)
Leidos Holdings, Inc.	545	23	(a)
Lennar Corp. Class A	392	16	(a)
Level 3 Communications, Inc.	198	11	*(a)
Lincoln National Corp.	192	9
Lithia Motors, Inc. Class A	51	4
Loews Corp.	124	5	(a)
Lowe's Cos., Inc.	157	10	(a)
M&T BankCorp.	7	1	(c)
Macy's, Inc.	326	12	(d)
Manhattan Associates, Inc.	92	5	*(a)
ManitowocCo., Inc.	611	2	(c)
Marriott International, Inc. Class A	62	4
MasterCard, Inc. Class A	169	18	(a)
McKesson Corp.	61	8	(a)
Medtronic PLC	269	22	(a)
Mentor Graphics Corp.	141	4	(c)
Merck & Co., Inc.	244	14	(a)
MetLife, Inc.	131	6	(a)
MFA Financial, Inc.	107	1
MGM Resorts International	399	10	*(a)
Michaels Cos., Inc	752	17	*(a)
Microsoft Corp.	945	57	(d)
Molson Coors Brewing Co. Class B	94	10	(a)
Mondelez International, Inc. Class A	320	14	(d)
Motorola Solutions, Inc.	247	18	(a)
National Beverage Corp.	185	9	*(a)
National Fuel Gas Co.	73	4	(c)
Nevro Corp.	49	4	*
	Number of Shares	Value (000's omitted)
New Media Investment Group, Inc.	79	$1	(a)(c)
New Residential Investment Corp.	188	3
Newell Brands, Inc.	269	13	(a)
Newfield Exploration Co.	135	5	*(a)
Newmont Mining Corp.	278	10	(a)
NiSource, Inc.	896	21	(a)
Nordstrom, Inc.	117	6
Northrop Grumman Corp.	5	1	(a)
Nucor Corp.	246	12	(a)
NVIDIA Corp.	362	26	(c)(d)
Office Depot, Inc.	930	3	(c)
OGE Energy Corp.	286	9	(a)
Old Republic International Corp.	198	3	(a)
Oracle Corp.	627	24	(a)
Ormat Technologies, Inc.	140	7	(c)
Owens Corning	380	19	(a)
Packaging Corp. of America	90	7	(c)
Party City Holdco, Inc.	694	11	*(a)(c)
PayPal Holdings, Inc.	195	8	*(a)
PepsiCo, Inc.	70	7	(a)
PerkinElmer, Inc.	142	7	(a)
Pfizer, Inc.	1,428	45	(a)
PG&E Corp.	13	1
Philip Morris International, Inc.	76	7
Phillips 66	119	10
Pinnacle Foods, Inc.	157	8	(a)
Pinnacle West Capital Corp.	87	7	(c)
Pioneer Natural Resources Co.	51	9	(a)
Ply Gem Holdings, Inc.	101	1	*(a)
PNC Financial Services Group, Inc.	310	30	(d)
Pool Corp.	91	8	(a)
Popular, Inc.	126	5	(a)
PPG Industries, Inc.	50	5
Priceline Group, Inc.	4	6	*
Procter & Gamble Co.	547	47	(a)
Prudential Financial, Inc.	285	24	(a)
PVH Corp.	125	13	(a)
Qorvo, Inc.	14	1	*(c)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Quad/Graphics, Inc.	652	$15	(a)(c)
Quest Diagnostics, Inc.	372	30	(a)
Ralph LaurenCorp.	79	8	(a)
Range Resources Corp.	149	5
Regions Financial Corp.	1,552	17	(a)
Reinsurance Group of America, Inc.	182	20	(a)
Reliance Steel & Aluminum Co.	376	26	(a)
Republic Services, Inc.	171	9	(a)
Roper Technologies, Inc.	77	13	(a)
RPM International, Inc.	149	7
salesforce.com, inc.	79	6	*(a)
Sanmina Corp.	80	2	*(a)
SCANA Corp.	87	6	(c)
Schlumberger Ltd.	330	26	(a)
Sensient Technologies Corp.	161	12	(a)
Service Corp. International	318	8
ServiceMaster Global Holdings, Inc.	190	7	*
Shenandoah Telecommunications Co.	62	2	(c)
Signet Jewelers Ltd.	64	5	(a)
SkyWest, Inc.	123	4	(c)
Sonoco Products Co.	242	12	(c)
Southwest Airlines Co.	282	11	(a)
Sprint Corp.	1,007	6	*(a)
Starbucks Corp.	136	7
Steel Dynamics, Inc.	786	22	(a)(c)
Stratasys Ltd.	52	1	*
Stryker Corp.	29	3	(a)
SunTrust Banks, Inc.	708	32	(a)(d)
SUPERVALU, Inc.	204	1	*(c)
Synchrony Financial	225	6	(a)
SYNNEX Corp.	23	2	(a)(c)
Sysco Corp.	302	15	(a)
T-Mobile US, Inc.	259	13	*(a)
Tahoe Resources, Inc.	171	2	(c)
Target Corp.	170	12	(a)
Tech Data Corp.	64	5	*(a)(c)
Teleflex, Inc.	116	17	(a)
	Number of Shares	Value (000's omitted)
Telephone & Data Systems, Inc.	112	$3	(a)
Texas Instruments, Inc.	290	21	(a)
Thermo Fisher Scientific, Inc.	85	12
Thomson Reuters Corp.	56	2
Tile Shop Holdings, Inc.	356	6	*(c)
Time Warner, Inc.	65	6
TiVo Corp.	101	2	*(a)(c)
TJX Cos., Inc.	72	5	(a)
Total System Services, Inc.	89	4	(a)
TransUnion	442	14	*(a)
Travelers Cos., Inc.	58	6
Trinity Industries, Inc.	81	2	(a)(c)
Trinseo SA	355	19	(a)
Twenty-First Century Fox, Inc. Class A	384	10	(a)
Tyler Technologies, Inc.	49	8	*(a)
Tyson Foods, Inc. Class A	313	22	(a)
U.S. Bancorp	201	9	(a)
United Continental Holdings, Inc.	85	5	*(a)
United Natural Foods, Inc.	215	9	*(a)
United Rentals, Inc.	162	12	*(a)
United Therapeutics Corp.	7	1	*(c)
UnitedHealth Group, Inc.	307	43	(a)
Universal Display Corp.	13	1	*(c)
Universal Forest Products, Inc.	98	8
Universal Health Services, Inc. Class B	126	15	(a)
Unum Group	383	14	(a)
Valmont Industries, Inc.	77	10	(a)
Vantiv, Inc. Class A	214	12	*(a)
VCA, Inc.	38	2	*(a)
Verint Systems, Inc.	134	5	*(c)
VeriSign, Inc.	116	10	*(c)
Verisk Analytics, Inc.	87	7	*
Verizon Communications, Inc.	755	36	(a)(d)
Visa, Inc. Class A	132	11	(d)
	Number of Shares	Value (000's omitted)
VMware, Inc. Class A	106	$8	*(c)
W. R. Berkley Corp.	106	6	(a)
W.W. Grainger, Inc.	36	7	(c)
Wabash National Corp.	125	1	*(c)
WageWorks, Inc.	111	7	*(a)
Wal-Mart Stores, Inc.	455	32	(a)(d)
Walgreens Boots Alliance, Inc.	190	16	(a)
Walt Disney Co.	95	9	(a)
Waste Management, Inc.	96	6	(a)
Wayfair, Inc. Class A	30	1	*(c)
WellCare Health Plans, Inc.	76	9	*(a)
Wells Fargo & Co.	285	13	(a)
West Pharmaceutical Services, Inc.	249	19	(d)
Westar Energy, Inc.	256	15	(a)
Western Digital Corp.	160	9	(a)
Western Union Co.	425	9	(c)
Weyerhaeuser Co.	358	11
Whirlpool Corp.	65	10	(a)(c)
WhiteWave Foods Co.	160	9	*
Whole Foods Market, Inc.	424	12	(c)
Worthington Industries, Inc.	45	2
Wyndham Worldwide Corp.	85	6	(a)
Xencor, Inc.	80	2	*(c)
Xerox Corp.	2,301	22	(a)
Xilinx, Inc.	114	6	(a)
Yahoo! Inc.	36	1	*(a)
Zimmer Biomet Holdings, Inc.	100	11	(d)
Zoetis, Inc.	162	8
		4,182
Total Common Stocks (Cost $6,312)		6,533
	Principal Amount(e) (000's omitted)
U.S. Treasury Obligations (4.6%)
U.S. Treasury Bonds
4.50%, due 2/15/36	$21	29
3.88%, due 8/15/40	13	16

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Principal Amount(e) (000's omitted)	Value (000's omitted)
3.00%, due 11/15/44	$65	$71	(d)
2.50%, due 2/15/46	10	10
U.S. Treasury Inflation- Indexed Bonds
0.13%, due 7/15/24	61	61	(d)(m)
2.38%, due 1/15/25	19	23	(m)
0.63%, due 1/15/26	20	21	(m)
2.38%, due 1/15/27	18	22	(m)
1.75%, due 1/15/28	6	7	(m)
2.50%, due 1/15/29	34	42	(m)
3.88%, due 4/15/29	89	127	(m)
3.38%, due 4/15/32	43	63	(m)
2.13%, due 2/15/40	17	22	(m)
0.75%, due 2/15/42	13	13	(m)
0.63%, due 2/15/43	49	48	(m)
0.75%, due 2/15/45	66	67	(m)
U.S. Treasury Inflation- Indexed Notes, 0.13%, due 1/15/23	31	32	(m)
U.S. Treasury Notes
0.75%, due 1/31/18	221	221
1.38%, due 4/30/20	48	48
4.75%, due 2/15/37	3	4
Total U.S. Treasury Obligations (Cost $937)		947
U.S. Government Agency Security (0.3%)
Federal Home Loan Bank, 5.50%, due 7/15/36 (Cost $57)	40	56	(a)
	Principal Amount(e) (000's omitted)		Value (000's omitted)
Mortgage-Backed Securities (0.8%)
Fannie Mae (0.3%)
4.50%, TBA, 30 Year Maturity		$60	$66	(f)
Freddie Mac (0.5%)
4.00%, TBA, 30 Year Maturity		85	91	(f)
Total Mortgage- Backed Securities (Cost $157)			157
Foreign Government Securities (8.0%)
Australia Government Bond
3.25%, due 4/21/29	AUD	30	25	(g)
2.00%, due 8/21/35	AUD	15	15	(g)
3.25%, due 6/21/39	AUD	40	32	(g)
1.25%, due 8/21/40	AUD	20	17	(g)
Canadian Government Bond
4.25%, due 6/1/18	CAD	145	114	(a)
4.25%, due 12/1/21	CAD	23	21	(a)
5.75%, due 6/1/33	CAD	40	47	(a)
1.50%, due 12/1/44	CAD	17	17	(a)
1.25%, due 12/1/47	CAD	10	10	(a)
French Republic Government Bond OAT
1.75%, due 11/25/24	EUR	25	31	(g)
3.25%, due 5/25/45	EUR	70	113	(g)
Italy Buoni Poliennali Del Tesoro
3.10%, due 9/15/26	EUR	32	43	(g)
4.00%, due 2/1/37	EUR	30	41	(g)
2.55%, due 9/15/41	EUR	11	15	(g)
2.70%, due 3/1/47	EUR	5	5	(b)(g)
	Principal Amount(e) (000's omitted)		Value (000's omitted)
Japanese Government Twenty Year Bond, 0.50%, due 9/20/36	JPY	6,000	$58
Japanese Government CPI Linked Bond, 0.10%, due 3/10/25	JPY	11,155	112	(m)
Mexican Bonos, Ser. M, 7.75%, due 11/13/42	MXN	840	50	(a)
New Zealand Government Bond
Ser. 925, 2.00%, due 9/20/25	NZD	15	12	(g)
Ser. 427, 4.50%, due 4/15/27	NZD	80	67	(g)
Ser. 935, 2.50%, due 9/20/2035	NZD	75	59	(g)
South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41	ZAR	730	39
Spain Government Bond, 4.65%, due 7/30/25	EUR	45	64	(a)(b)(g)
Spain Government Inflation Linked Bond, 1.00%, due 11/30/30	EUR	5	6	(a)(b)(g)
United Kingdom Gilt
1.75%, due 7/22/19	GBP	125	159	(g)
1.75%, due 9/7/22	GBP	135	175	(g)
4.25%, due 12/7/27	GBP	75	119	(g)
United Kingdom Gilt Inflation Linked Bonds, 0.13%, due 11/22/19	GBP	11	14	(g)(m)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Principal Amount(e) (000's omitted)		Value (000's omitted)
United Kingdom Gilt Inflation Linked Bonds
0.13%, due 3/22/2029	GBP	22	$35	(g)(m)
0.13%, due 3/22/2044	GBP	71	141	(g)(m)
Total Foreign Government Securities (Cost $1,757)			1,656
	Number of Shares
Exchange Traded Funds (2.4%)
iShares 10+ Year Credit Bond ETF		2,500	154	(a)
iShares iBoxx $ Investment Grade Corporate Bond ETF		1,400	169	(a)
SPDR Barclays Long Term Corporate Bond ETF		4,450	185	(a)
Total Exchange Traded Funds (Cost $488)			508
Investment Companies (55.0%)
Neuberger Berman Emerging Markets Debt Fund Institutional Class		122,360	1,089	(h)
Neuberger Berman Emerging Markets Equity Fund Class R6		83,409	1,360	(h)
Neuberger Berman Floating Rate Income Fund Institutional Class		155,344	1,537	(h)
Neuberger Berman Genesis Fund Class R6		19,987	1,092	(h)
Neuberger Berman High Income Bond Fund Class R6		48,844	425	(h)
	Number of Shares	Value (000's omitted)
Neuberger Berman International Select Fund Institutional Class	344,206	$3,658	(h)
Neuberger Berman Long Short Credit Fund Class R6	82,815	790	(h)
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	97,139	582	*(h)
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Class R6	86,224	871	(h)
Total Investment Companies (Cost $11,503)		11,404
Short-Term Investment (1.4%)
Investment Company (1.4%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $292)	292,006	292	(a)(i)
Total Long Positions (103.9%) (Cost $21,503)		21,553
Short Positions ((11.2)%)(j)
Common Stocks Sold Short (11.2%)
Australia (0.1%)
Amcor Ltd.	(527)	(6)
APA Group	(950)	(6)
Woodside Petroleum Ltd.	(307)	(6)
		(18)
Austria (0.0%)
ams AG	(174)	(5)
Belgium (0.1%)
Anheuser-Busch InBev SA	(53)	(6)
Solvay SA	(106)	(12)
		(18)
Canada (0.1%)
CI Financial Corp.	(357)	(7)
Dollarama, Inc.	(81)	(6)
Franco-Nevada Corp.	(89)	(6)
	Number of Shares	Value (000's omitted)
Gildan Activewear, Inc.	(273)	$(7)
		(26)
Chile (0.0%)
Antofagasta PLC	(1,238)	(8)
China (0.1%)
Galaxy Entertainment Group Ltd.	(1,000)	(4)
MGM China Holdings Ltd.	(4,400)	(7)
Wynn Macau Ltd.	(4,800)	(8)
		(19)
Denmark (0.1%)
Chr Hansen Holding A/S	(106)	(6)
Danske Bank A/S	(233)	(7)
Pandora A/S	(83)	(11)
William Demant Holding A/S	(473)	(9)*
		(33)
Finland (0.1%)
Konecranes OYJ	(193)	(7)
Wartsila OYJ Abp	(213)	(9)
		(16)
France (0.8%)
Accor SA	(163)	(6)
Aeroports de Paris	(72)	(7)
Air Liquide SA	(110)	(11)
Bollore SA	(2,595)	(9)
Capgemini SA	(63)	(5)
Danone SA	(109)	(8)
Electricite de France SA	(675)	(8)
Groupe Eurotunnel SE	(612)	(6)
Iliad SA	(48)	(10)
Imerys SA	(134)	(9)
Kering	(31)	(7)
L'Oreal SA	(43)	(8)
Legrand SA	(139)	(8)
Orpea	(85)	(7)
Pernod Ricard SA	(52)	(6)
SFR Group SA	(350)	(9)
Suez	(584)	(9)
Veolia Environnement SA	(335)	(7)
Virbac SA	(29)	(5)*
Wendel SA	(77)	(9)
Zodiac Aerospace	(453)	(11)
		(165)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Germany (0.4%)
Brenntag AG	(131)	$(7)
Daimler AG	(105)	(7)
HUGO BOSS AG	(132)	(8)
Infineon Technologies AG	(417)	(8)
LEG Immobilien AG	(78)	(7	)*
Merck KGaA	(59)	(6)
ProSiebenSat.1 Media SE	(237)	(10)
Siemens AG	(68)	(8)
Symrise AG	(82)	(6)
Vonovia SE	(211)	(7)
Zalando SE	(154)	(7	)*(b)
		(81)
Hong Kong (0.1%)
Hong Kong Exchanges & Clearing Ltd.	(200)	(5)
Melco International Development Ltd.	(6,000)	(8)
		(13)
Ireland (0.1%)
CRH PLC	(259)	(8)
Kerry Group PLC Class A	(70)	(5)
		(13)
Italy (0.1%)
Atlantia SpA	(279)	(7)
Terna Rete Elettrica Nazionale SpA	(1,453)	(7)
		(14)
Japan (1.2%)
Aeon Mall Co. Ltd.	(500)	(7)
Ajinomoto Co., Inc.	(200)	(5)
Calbee, Inc.	(200)	(7)
Canon, Inc.	(200)	(6)
Chugai Pharmaceutical Co. Ltd.	(100)	(3)
Eisai Co. Ltd.	(100)	(6)
Hokuriku Electric Power Co.	(500)	(6)
	Number of Shares	Value (000's omitted)
Hulic Co. Ltd.	(800)	$(8)
Inpex Corp.	(1,107)	(10)
Japan Exchange Group, Inc.	(600)	(9)
LIXIL Group Corp.	(400)	(9)
Minebea Co. Ltd.	(600)	(6)
NGK Insulators Ltd.	(200)	(4)
NGK Spark Plug Co. Ltd.	(300)	(6)
Nomura Holdings, Inc.	(1,700)	(9)
NTT Urban Development Corp.	(800)	(7)
Ono Pharmaceutical Co. Ltd.	(300)	(8)
Oriental Land Co. Ltd.	(200)	(12)
Otsuka Holdings Co. Ltd.	(200)	(9)
Seibu Holdings, Inc.	(400)	(7)
Seven & i Holdings Co. Ltd.	(200)	(8)
Sony Financial Holdings, Inc.	(500)	(7)
Sumitomo Metal Mining Co. Ltd.	(1,000)	(13)
Suntory Beverage & Food Ltd.	(200)	(9)
Sysmex Corp.	(100)	(7)
Takeda Pharmaceutical Co. Ltd.	(300)	(13)
Tokyo Gas Co. Ltd.	(3,000)	(14)
Topcon Corp.	(500)	(8)
Toray Industries, Inc.	(1,000)	(9)
Unicharm Corp.	(300)	(7)
Yakult Honsha Co. Ltd.	(200)	(9)
		(248)
	Number of Shares	Value (000's omitted)
Luxembourg (0.1%)
Eurofins Scientific SE	(24)	$(11)
Netherlands (0.2%)
Altice NV Class A	(737)	(14)*
Altice NV Class B	(398)	(7)*
Heineken NV	(101)	(8)
Koninklijke Philips NV	(363)	(11)
OCI NV	(349)	(5)*
		(45)
Singapore (0.1%)
Broadcom Ltd.	(68)	(12)
Genting Singapore PLC	(13,200)	(7)
		(19)
Spain (0.1%)
Amadeus IT Group SA	(166)	(8)
Iberdrola SA	(1,213)	(8)
		(16)
Sweden (0.3%)
Assa Abloy AB, B Shares	(280)	(5)
Betsson AB	(587)	(6)*
Castellum AB	(439)	(6)
Hennes & Mauritz AB, B Shares	(337)	(9)
Hexpol AB	(667)	(6)
Kinnevik AB, B Shares	(243)	(6)
Lundin Petroleum AB	(356)	(6)*
Skandinaviska Enskilda Banken AB Class A	(665)	(7)
Svenska Handelsbanken AB, A Shares	(489)	(7)
Telia Co. AB	(1,536)	(6)
		(64)
Switzerland (0.1%)
Adecco Group AG	(105)	(6)
Dufry AG	(52)	(6)*
LafargeHolcim Ltd.	(185)	(10)*

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
Nestle SA	(77)	$(6)
Sonova Holding AG	(44)	(6)
		(34)
United Arab Emirates (0.0%)
NMC Health PLC	(363)	(6)
United Kingdom (1.0%)
Capita PLC	(725)	(5)
Capital & Counties Properties PLC	(2,247)	(8)
Croda International PLC	(248)	(11)
Delphi Automotive PLC	(144)	(9)
Diageo PLC	(216)	(6)
Essentra PLC	(929)	(6)
Hargreaves Lansdown PLC	(380)	(5)
Imperial Brands PLC	(115)	(6)
Inmarsat PLC	(909)	(8)
International Consolidated Airlines Group SA	(1,189)	(6)
ITV PLC	(4,425)	(9)
Next PLC	(129)	(8)
Pennon Group PLC	(525)	(5)
Pentair PLC	(95)	(5)
Provident Financial PLC	(236)	(8)
Reckitt Benckiser Group PLC	(64)	(6)
Rolls-Royce Holdings PLC	(27,094)	(0	)*(k)(l)(n)
Rolls-Royce Holdings PLC	(589)	(5	)*
Rotork PLC	(2,885)	(7)
Sky PLC	(757)	(8)
Sophos Group PLC	(1,889)	(5	)(b)
St. James's Place PLC	(510)	(6)
Ted Baker PLC	(359)	(11)
Travis Perkins PLC	(286)	(5)
	Number of Shares	Value (000's omitted)
Tullow Oil PLC	(3,221)	$(10	)*
Unilever NV	(184)	(8)
United Utilities Group PLC	(837)	(10)
Vodafone Group PLC	(2,213)	(6)
Whitbread PLC	(208)	(9)
		(201)
United States (6.0%)
3M Co.	(66)	(11)
Accenture PLC Class A	(67)	(8)
Acuity Brands, Inc.	(22)	(5)
AdvanSix, Inc.	(3)	(0	)*(l)
Allegion PLC	(86)	(5)
Allergan PLC	(25)	(5	)*
Alliance Data Systems Corp.	(30)	(6)
Amazon.com, Inc.	(10)	(8	)*
American Airlines Group, Inc.	(227)	(9)
American Water Works Co., Inc.	(80)	(6)
AmerisourceBergen Corp.	(87)	(6)
AMETEK, Inc.	(243)	(11)
Anadarko Petroleum Corp.	(109)	(6)
Analog Devices, Inc.	(169)	(11)
Antero Resources Corp.	(226)	(6	)*
Applied Materials, Inc.	(205)	(6)
Aqua America, Inc.	(194)	(6)
Arch Capital Group Ltd.	(91)	(7	)*
Atmos Energy Corp.	(82)	(6)
Autodesk, Inc.	(97)	(7	)*
Ball Corp.	(153)	(12)
Blue Buffalo Pet Products, Inc.	(234)	(6	)*
BorgWarner, Inc.	(178)	(6)
	Number of Shares	Value (000's omitted)
Brown-Forman Corp. Class A	(166)	$(8)
Brown-Forman Corp. Class B	(235)	(11)
Cabot Oil & Gas Corp.	(237)	(5)
Caterpillar, Inc.	(95)	(8)
CBRE Group, Inc. Class A	(256)	(7)*
Cerner Corp.	(95)	(6)*
CF Industries Holdings, Inc.	(390)	(9)
Charles Schwab Corp.	(352)	(11)
Charter Communications, Inc. Class A	(24)	(6)*
Cheniere Energy, Inc.	(138)	(5)*
Chipotle Mexican Grill, Inc.	(19)	(7)*
CME Group, Inc.	(58)	(6)
Coach, Inc.	(194)	(7)
Colgate-Palmolive Co.	(134)	(10)
ConocoPhillips	(228)	(10)
Continental Resources, Inc.	(124)	(6)*
CVS Health Corp.	(108)	(9)
Deere & Co.	(107)	(9)
DISH Network Corp. Class A	(123)	(7)*
Dominion Resources, Inc.	(155)	(12)
Dover Corp.	(83)	(6)
Edwards Lifesciences Corp.	(52)	(5)*
Electronic Arts, Inc.	(74)	(6)*
EQT Corp.	(92)	(6)
Equinix, Inc.	(26)	(9)
Exelon Corp.	(178)	(6)
Expedia, Inc.	(84)	(11)
Exxon Mobil Corp.	(75)	(6)
F5 Networks, Inc.	(49)	(7)*

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
FactSet Research Systems, Inc.	(63)	$(10)
Fastenal Co.	(273)	(11)
FedEx Corp.	(56)	(10)
Flowserve Corp.	(125)	(5)
Gartner, Inc.	(67)	(6)*
General Dynamics Corp.	(46)	(7)
Global Payments, Inc.	(80)	(6)
H&R Block, Inc.	(375)	(9)
Hanesbrands, Inc.	(443)	(11)
Harley-Davidson, Inc.	(114)	(6)
Harman International Industries, Inc.	(120)	(10)
Harris Corp.	(85)	(8)
Hershey Co.	(56)	(6)
Hess Corp.	(109)	(5)
Home Depot, Inc.	(49)	(6)
Honeywell International, Inc.	(87)	(10)
Hormel Foods Corp.	(157)	(6)
Howard Hughes Corp.	(71)	(8)*
Illumina, Inc.	(35)	(5)*
Intercontinental Exchange, Inc.	(22)	(6)
International Flavors & Fragrances, Inc.	(61)	(8)
Intuit, Inc.	(76)	(8)
J.B. Hunt Transport Services, Inc.	(87)	(7)
Kennedy-Wilson Holdings, Inc.	(504)	(10)
Kraft Heinz Co.	(68)	(6)
L Brands, Inc.	(79)	(6)
Las Vegas Sands Corp.	(118)	(7)
Linear Technology Corp.	(111)	(7)
LinkedIn Corp. Class A	(32)	(6)*
	Number of Shares	Value (000's omitted)
Lockheed Martin Corp.	(47)	$(12)
Marathon Petroleum Corp.	(147)	(6)
Markel Corp.	(6)	(5)*
MasterCard, Inc. Class A	(128)	(14)
McDonald's Corp.	(84)	(9)
Mead Johnson Nutrition Co.	(113)	(8)
MEDNAX, Inc.	(95)	(6)*
Microchip Technology, Inc.	(180)	(11)
Micron Technology, Inc.	(381)	(6)*
Middleby Corp.	(63)	(7)*
Monsanto Co.	(106)	(11)
Monster Beverage Corp.	(46)	(7)*
Moody's Corp.	(105)	(11)
Mosaic Co.	(210)	(5)
Motorola Solutions, Inc.	(80)	(6)
NetApp, Inc.	(176)	(6)
Netflix, Inc.	(108)	(13)*
NetSuite, Inc.	(56)	(5)*
Newell Brands, Inc.	(125)	(6)
NextEra Energy, Inc.	(75)	(10)
NIKE, Inc. Class B	(176)	(9)
Noble Energy, Inc.	(241)	(8)
Northern Trust Corp.	(103)	(7)
Pacira Pharmaceuticals, Inc.	(143)	(5)*
Pandora Media, Inc.	(437)	(5)*
Parker-Hannifin Corp.	(70)	(9)
Pattern Energy Group, Inc.	(259)	(6)
Paychex, Inc.	(102)	(6)
	Number of Shares	Value (000's omitted)
Perrigo Co. PLC	(90)	$(7)
Pioneer Natural Resources Co.	(34)	(6)
Platform Specialty Products Corp.	(674)	(5)*
Polaris Industries, Inc.	(78)	(6)
PPG Industries, Inc.	(84)	(8)
Praxair, Inc.	(66)	(8)
QUALCOMM, Inc.	(159)	(11)
Reynolds American, Inc.	(124)	(7)
Rite Aid Corp.	(950)	(6)*
Rockwell Automation, Inc.	(93)	(11)
Roper Technologies, Inc.	(70)	(12)
S&P Global, Inc.	(92)	(11)
Sabre Corp.	(222)	(6)
SBA Communications Corp. Class A	(91)	(10)*
Sealed Air Corp.	(245)	(11)
SEI Investments Co.	(160)	(7)
Sempra Energy	(98)	(10)
Signature Bank	(86)	(10)*
Skyworks Solutions, Inc.	(131)	(10)
Southern Co.	(155)	(8)
Southern Copper Corp.	(470)	(13)
SS&C Technologies Holdings, Inc.	(227)	(7)
St. Jude Medical, Inc.	(141)	(11)
Starbucks Corp.	(195)	(10)
Stericycle, Inc.	(79)	(6)*
Stryker Corp.	(67)	(8)
SVB Financial Group	(58)	(7)*

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value (000's omitted)
TD Ameritrade Holding Corp.	(312)	$(11)
Team Health Holdings, Inc.	(180)	(8)*
Tiffany & Co.	(106)	(8)
Tractor Supply Co.	(96)	(6)
TransDigm Group, Inc.	(22)	(6)
Ultimate Software Group, Inc.	(30)	(6)*
Under Armour, Inc. Class A	(283)	(9)*
Union Pacific Corp.	(76)	(7)
Valspar Corp.	(112)	(11)
	Number of Shares	Value (000's omitted)
Varian Medical Systems, Inc.	(70)	$(6)*
Verisk Analytics, Inc.	(75)	(6)*
VF Corp.	(174)	(9)
Visa, Inc. A Shares	(145)	(12)
WABCO Holdings, Inc.	(58)	(6)*
Wabtec Corp.	(115)	(9)
Walt Disney Co.	(100)	(9)
WEC Energy Group, Inc.	(150)	(9)
WestRock Co.	(138)	(6)
WhiteWave Foods Co.	(204)	(11)*
	Number of Shares	Value (000's omitted)
Whole Foods Market, Inc.	(201)	$(6)
WW Grainger, Inc.	(53)	(11)
Wynn Resorts Ltd.	(94)	(9)
Yum! Brands, Inc.	(69)	(6)
Zoetis, Inc.	(215)	(10)
		(1,244)
Total Short Positions (Proceeds $(2,368))		(2,317)
Total Investments (92.7%) (Cost $19,135)		19,236
Other Assets Less Liabilities (7.3%)		1,515(n)
Net Assets (100.0%)		$20,751

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for TBAs and/or options written and/or securities sold short and/or futures and/or forward foreign currency contracts with a total value of approximately $4,167,000.

(b)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $120,000 of long positions and $(12,000) of short positions, or 0.6% and (0.1%), respectively, of net assets for the Fund. Securities denoted with a (b) but without a (k) have been deemed by the investment manager to be liquid.

(c)  The security or a portion of this security is on loan at 10/31/2016. Total value of all such securities at 10/31/2016 amounted to approximately $227,000 for the Fund. (see Note A of the Notes to Financial Statements)

(d)  All or a portion of the security is pledged as collateral for securities sold short and/or options written.

(e)  Principal amount is stated in the currency in which the security is denominated.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

MXN = Mexican Peso

NZD = New Zealand Dollar

ZAR = South African Rand

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

(f)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at 10/31/2016 amounted to approximately $157,000, which represents 0.8% of net assets of the Fund.

(g)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at 10/31/2016 amounted to approximately $1,188,000, which represents 5.7% of net assets of the Fund.

(h)  Affiliated company (see Note F of the Notes to Financial Statements).

(i)  Represents 7-day effective yield as of 10/31/2016.

(j)  At 10/31/2016 the Fund had approximately $1,383,000 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short. This collateral is made up of the proceeds from the securities sold short and collateral received from security lending activities.

(k)  Illiquid security.

(l)  Amount less than one thousand.

(m)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(n)  Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees ("Board"). Total value of all such securities at 10/31/2016 amounted to approximately $(0), which represents approximately (0.0)% of net assets of the Fund.

(o)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
6/19/2017	1 Canadian Bankers Acceptance, 90 Day	Long	$(28)
12/19/2016	2 Canadian Treasury Bond, 10 Year	Long	(3,048)
12/19/2016	3 Euro	Long	(9,893)
12/8/2016	1 Euro-BOBL	Long	(1,013)
12/8/2016	1 Euro-BTP	Long	(6,204)
12/8/2016	1 EUR Bund	Long	(3,746)
12/8/2016	1 Euro-OAT	Long	(4,130)
12/8/2016	2 Euro- SCHATZ	Long	(39)
12/16/2016	4 FTSE 100 Index	Long	10,614
12/19/2016	3 Japanese Yen	Long	(8,693)
12/16/2016	5 Mini MSCI Emerging Markets Index	Long	(3,102)
12/19/2016	1 Pound Sterling	Long	(5,954)
12/16/2016	1 Russell 2000 Index Mini	Long	(2,090)
12/16/2016	4 S&P 500 E-Mini Index	Long	(4,969)
12/30/2016	4 U.S. Treasury Note, 2 Year	Long	(1,451)
12/20/2016	8 U.S. Treasury Note, 10 Year	Long	(13,685)
12/20/2016	2 Canadian Dollar	Short	2,822
12/8/2016	2 Euro-Bund	Short	3,979
12/19/2016	2 New Zealand Dollar	Short	1,592
12/19/2016	4 Pound Sterling	Short	23,760
12/28/2016	1 UK Long Gilt Bond	Short	7,513
12/30/2016	7 U.S. Treasury Note, 5 Year	Short	4,717
12/20/2016	1 U.S. Treasury Note, 10 Year	Short	1,762
Total			$(11,286)

At October 31, 2016, the notional value of futures for the Fund was $5,156,086 for long positions and $(2,082,744) for short positions. The Fund had $122,793 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2016, the average notional value of futures for the Fund was $4,721,962 for long positions and $(2,414,966) for short positions.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Forward foreign currency contracts ("forward contracts")

At October 31, 2016, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
94,962	Australian Dollar	$71,840	Deutsche Bank AG	11/16/16	$371
92,883	Australian Dollar	71,291	Goldman Sachs International	11/16/16	(662)
34,396	Australian Dollar	25,954	Goldman Sachs International	11/16/16	201
15,770	Australian Dollar	11,958	Royal Bank of Canada	11/16/16	33
22,911	Australian Dollar	17,469	Royal Bank of Canada	11/16/16	(47)
231,910	Australian Dollar	174,933	Societe Generale	11/16/16	1,415
33,302	Australian Dollar	25,255	Societe Generale	11/16/16	68
53,676	Australian Dollar	40,209	Societe Generale	11/16/16	607
49,603	Australian Dollar	37,374	Societe Generale	11/16/16	345
94,962	Australian Dollar	72,646	Societe Generale	11/16/16	(436)
55,298	Australian Dollar	42,292	State Street Bank and Trust Company	11/16/16	(243)
65,948	Australian Dollar	49,405	State Street Bank and Trust Company	11/16/16	743
79,168	Australian Dollar	60,230	State Street Bank and Trust Company	11/16/16	(29)
91,395	Australian Dollar	70,026	State Street Bank and Trust Company	11/16/16	(528)
111,693	Australian Dollar	85,623	State Street Bank and Trust Company	11/16/16	(690)
30,821	Australian Dollar	23,343	State Street Bank and Trust Company	11/16/16	94
348,328	Canadian Dollar	267,434	Deutsche Bank AG	11/16/16	(7,714)
48,789	Canadian Dollar	37,081	Goldman Sachs International	11/16/16	(703)
82,737	Canadian Dollar	61,808	Goldman Sachs International	11/16/16	(117)
31,779	Canadian Dollar	24,033	Goldman Sachs International	11/16/16	(338)
40,479	Canadian Dollar	30,754	Royal Bank of Canada	11/16/16	(572)
348,328	Canadian Dollar	266,122	Societe Generale	11/16/16	(6,401)
697,390	Canadian Dollar	532,764	Societe Generale	11/16/16	(12,775)
29,555	Canadian Dollar	22,556	Societe Generale	11/16/16	(519)
200,819	Canadian Dollar	151,547	Societe Generale	11/16/16	(1,812)
152,718	Canadian Dollar	117,298	State Street Bank and Trust Company	11/16/16	(3,428)
147,495	Canadian Dollar	112,497	State Street Bank and Trust Company	11/16/16	(2,522)
56,789	Canadian Dollar	43,681	State Street Bank and Trust Company	11/16/16	(1,338)
55,163	Canadian Dollar	41,687	State Street Bank and Trust Company	11/16/16	(556)
21,921	Canadian Dollar	16,672	State Street Bank and Trust Company	11/16/16	(328)
36,217	Canadian Dollar	28,232	State Street Bank and Trust Company	11/16/16	(1,227)
19,874	Euro	22,330	Deutsche Bank AG	11/16/16	(502)
50,810	Euro	56,787	Goldman Sachs International	11/16/16	(980)
125,608	Euro	140,835	Goldman Sachs International	11/16/16	(2,873)
13,338	Euro	14,967	Royal Bank of Canada	11/16/16	(318)
43,295	Euro	48,381	Royal Bank of Canada	11/16/16	(828)
54,098	Euro	60,685	Royal Bank of Canada	11/16/16	(1,266)
12,768	Euro	14,357	Royal Bank of Canada	11/16/16	(333)
45,443	Euro	50,845	Royal Bank of Canada	11/16/16	(932)
38,615	Euro	42,060	Societe Generale	11/16/16	353
40,707	Euro	45,741	Societe Generale	11/16/16	(1,030)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
14,630	Euro	$16,236	Societe Generale	11/16/16	$(167)
42,290	Euro	46,546	Societe Generale	11/16/16	(96)
48,485	Euro	54,421	Societe Generale	11/16/16	(1,167)
19,912	Euro	22,284	State Street Bank and Trust Company	11/16/16	(413)
37,390	Euro	41,951	State Street Bank and Trust Company	11/16/16	(884)
33,525	Euro	37,726	State Street Bank and Trust Company	11/16/16	(903)
144,056	Euro	160,507	State Street Bank and Trust Company	11/16/16	(2,282)
51,210	Euro	56,476	State Street Bank and Trust Company	11/16/16	(229)
97,780	Euro	107,657	State Street Bank and Trust Company	11/16/16	(259)
856,267,443	Indonesian Rupiah	65,529	Barclays Bank PLC	11/10/16	125
1,538,736	Japanese Yen	14,900	Deutsche Bank AG	11/16/16	(221)
3,032,798	Japanese Yen	29,807	Goldman Sachs International	11/16/16	(874)
2,263,537	Japanese Yen	22,191	Goldman Sachs International	11/16/16	(597)
3,953,301	Japanese Yen	37,579	Goldman Sachs International	11/16/16	136
6,471,114	Japanese Yen	62,138	Royal Bank of Canada	11/16/16	(404)
2,595,724	Japanese Yen	25,661	Royal Bank of Canada	11/16/16	(898)
5,507,418	Japanese Yen	53,593	Royal Bank of Canada	11/16/16	(1,053)
32,524,570	Japanese Yen	315,003	Royal Bank of Canada	11/16/16	(4,720)
9,673,497	Japanese Yen	95,408	Societe Generale	11/16/16	(3,123)
1,538,736	Japanese Yen	15,217	Societe Generale	11/16/16	(538)
2,989,209	Japanese Yen	28,797	Societe Generale	11/16/16	(280)
6,555,951	Japanese Yen	62,940	Societe Generale	11/16/16	(396)
1,169,894	Japanese Yen	11,558	Societe Generale	11/16/16	(397)
10,248,025	Japanese Yen	98,697	State Street Bank and Trust Company	11/16/16	(931)
6,524,884	Japanese Yen	64,051	State Street Bank and Trust Company	11/16/16	(1,804)
3,346,567	Japanese Yen	32,757	State Street Bank and Trust Company	11/16/16	(831)
3,560,219	Japanese Yen	34,326	State Street Bank and Trust Company	11/16/16	(362)
3,100,202	Japanese Yen	29,882	State Street Bank and Trust Company	11/16/16	(306)
148,717	Mexican Peso	7,696	Barclays Bank PLC	11/10/16	166
1,590,262	Mexican Peso	82,268	State Street Bank and Trust Company	11/16/16	1,746
10,762,834	New Taiwan Dollar	342,820	Barclays Bank PLC	11/10/16	(1,583)
166,866	New Zealand Dollar	120,995	Deutsche Bank AG	11/16/16	(1,738)
40,377	New Zealand Dollar	29,485	Goldman Sachs International	11/16/16	(629)
158,070	New Zealand Dollar	112,763	Goldman Sachs International	11/16/16	207
16,420	New Zealand Dollar	11,951	Goldman Sachs International	11/16/16	(215)
34,046	New Zealand Dollar	24,146	Royal Bank of Canada	11/16/16	187
199,810	New Zealand Dollar	145,274	Royal Bank of Canada	11/16/16	(2,473)
65,222	New Zealand Dollar	48,435	Royal Bank of Canada	11/16/16	(1,822)
138,478	New Zealand Dollar	101,690	Royal Bank of Canada	11/16/16	(2,722)
35,042	New Zealand Dollar	25,326	Royal Bank of Canada	11/16/16	(282)
59,938	New Zealand Dollar	43,008	Royal Bank of Canada	11/16/16	(171)
52,334	New Zealand Dollar	37,944	Royal Bank of Canada	11/16/16	(541)
62,469	New Zealand Dollar	44,540	Societe Generale	11/16/16	106
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
60,493	New Zealand Dollar	$42,655	Societe Generale	11/16/16	$579
32,857	New Zealand Dollar	23,997	State Street Bank and Trust Company	11/16/16	(514)
138,515	New Zealand Dollar	100,104	State Street Bank and Trust Company	11/16/16	(1,109)
34,929	New Zealand Dollar	25,338	State Street Bank and Trust Company	11/16/16	(374)
20,239	New Zealand Dollar	14,679	State Street Bank and Trust Company	11/16/16	(214)
47,618	New Zealand Dollar	33,966	State Street Bank and Trust Company	11/16/16	66
121,336	New Zealand Dollar	87,466	State Street Bank and Trust Company	11/16/16	(749)
15,887	New Zealand Dollar	11,321	State Street Bank and Trust Company	11/16/16	33
68,088	New Zealand Dollar	49,599	State Street Bank and Trust Company	11/16/16	(938)
388,086	Norwegian Krone	48,236	Deutsche Bank AG	11/16/16	(1,265)
107,842	Norwegian Krone	12,991	Goldman Sachs International	11/16/16	62
255,189	Norwegian Krone	30,658	Royal Bank of Canada	11/16/16	228
103,497	Norwegian Krone	12,619	Royal Bank of Canada	11/16/16	(92)
145,816	Norwegian Krone	17,571	Royal Bank of Canada	11/16/16	77
303,647	Norwegian Krone	37,506	Royal Bank of Canada	11/16/16	(754)
230,604	Norwegian Krone	27,939	Societe Generale	11/16/16	(28)
1,906,518	Norwegian Krone	229,084	Societe Generale	11/16/16	1,668
187,585	Norwegian Krone	23,007	Societe Generale	11/16/16	(303)
114,875	Norwegian Krone	13,889	State Street Bank and Trust Company	11/16/16	14
309,922	Norwegian Krone	38,604	State Street Bank and Trust Company	11/16/16	(1,094)
4,558,082	Norwegian Krone	549,256	State Street Bank and Trust Company	11/16/16	2,422
99,609	Norwegian Krone	12,055	State Street Bank and Trust Company	11/16/16	1
1,245,029	Polish Zloty	324,788	Barclays Bank PLC	11/10/16	(7,496)
45,386	Pound Sterling	58,997	Deutsche Bank AG	11/16/16	(3,430)
54,062	Pound Sterling	71,810	Goldman Sachs International	11/16/16	(5,620)
8,475	Pound Sterling	11,000	Goldman Sachs International	11/16/16	(624)
20,346	Pound Sterling	26,894	Goldman Sachs International	11/16/16	(1,984)
5,085	Pound Sterling	6,751	Royal Bank of Canada	11/16/16	(525)
23,724	Pound Sterling	31,636	Royal Bank of Canada	11/16/16	(2,590)
32,200	Pound Sterling	41,887	Royal Bank of Canada	11/16/16	(2,464)
44,311	Pound Sterling	57,622	Royal Bank of Canada	11/16/16	(3,370)
101,553	Pound Sterling	134,963	Societe Generale	11/16/16	(10,629)
24,990	Pound Sterling	32,509	Societe Generale	11/16/16	(1,913)
22,772	Pound Sterling	28,312	Societe Generale	11/16/16	(431)
56,186	Pound Sterling	72,477	Societe Generale	11/16/16	(3,687)
22,248	Pound Sterling	28,139	State Street Bank and Trust Company	11/16/16	(900)
21,790	Pound Sterling	28,804	State Street Bank and Trust Company	11/16/16	(2,126)
24,293	Pound Sterling	31,773	State Street Bank and Trust Company	11/16/16	(2,031)
35,055	Pound Sterling	46,831	State Street Bank and Trust Company	11/16/16	(3,912)
2,279,021	South African Rand	164,923	Barclays Bank PLC	11/10/16	3,830
228,470,630	South Korean Won	205,164	Barclays Bank PLC	11/10/16	(5,479)
648,720	Swedish Krona	75,705	Deutsche Bank AG	11/16/16	(3,837)
321,034	Swedish Krona	35,558	Goldman Sachs International	11/16/16	8

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
2,777,601	Swedish Krona	$324,335	Goldman Sachs International	11/16/16	$(16,619)
112,180	Swedish Krona	13,143	Goldman Sachs International	11/16/16	(716)
251,301	Swedish Krona	29,668	Goldman Sachs International	11/16/16	(1,828)
1,304,800	Swedish Krona	152,521	Royal Bank of Canada	11/16/16	(7,969)
263,198	Swedish Krona	30,656	Royal Bank of Canada	11/16/16	(1,498)
359,688	Swedish Krona	42,081	Royal Bank of Canada	11/16/16	(2,233)
600,831	Swedish Krona	70,113	Royal Bank of Canada	11/16/16	(3,550)
121,422	Swedish Krona	14,204	Royal Bank of Canada	11/16/16	(753)
635,618	Swedish Krona	74,202	Societe Generale	11/16/16	(3,785)
357,974	Swedish Krona	40,658	Societe Generale	11/16/16	(1,000)
835,235	Swedish Krona	98,291	Societe Generale	11/16/16	(5,760)
225,373	Swedish Krona	25,299	Societe Generale	11/16/16	(331)
125,172	Swedish Krona	14,697	State Street Bank and Trust Company	11/16/16	(829)
421,761	Swedish Krona	47,948	State Street Bank and Trust Company	11/16/16	(1,223)
331,715	Swedish Krona	38,410	State Street Bank and Trust Company	11/16/16	(1,661)
906,914	Swedish Krona	106,057	State Street Bank and Trust Company	11/16/16	(5,585)
521,993	Swedish Krona	61,861	State Street Bank and Trust Company	11/16/16	(4,032)
491,448	Swedish Krona	57,593	State Street Bank and Trust Company	11/16/16	(3,148)
5,162	Swiss Franc	5,328	Deutsche Bank AG	11/16/16	(108)
47,037	Swiss Franc	47,340	Goldman Sachs International	11/16/16	226
20,454	Swiss Franc	20,950	Goldman Sachs International	11/16/16	(266)
19,146	Swiss Franc	19,380	Royal Bank of Canada	11/16/16	(19)
24,562	Swiss Franc	25,345	Societe Generale	11/16/16	(507)
39,417	Swiss Franc	40,237	Societe Generale	11/16/16	(376)
28,090	Swiss Franc	28,465	Societe Generale	11/16/16	(59)
47,890	Swiss Franc	49,292	Societe Generale	11/16/16	(863)
24,273	Swiss Franc	24,462	Societe Generale	11/16/16	84
251,493	Swiss Franc	258,304	State Street Bank and Trust Company	11/16/16	(3,979)
52,271	Swiss Franc	52,586	State Street Bank and Trust Company	11/16/16	274
94,165	Swiss Franc	95,277	State Street Bank and Trust Company	11/16/16	(52)
38,761	Swiss Franc	39,566	State Street Bank and Trust Company	11/16/16	(369)
31,892	Swiss Franc	32,631	State Street Bank and Trust Company	11/16/16	(380)
15,155	Swiss Franc	15,651	State Street Bank and Trust Company	11/16/16	(325)
Total					$(212,188)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
94,962	Australian Dollar	$72,579	Deutsche Bank AG	11/16/16	$369
261,829	Australian Dollar	197,183	Goldman Sachs International	11/16/16	(1,915)
49,012	Australian Dollar	36,817	Goldman Sachs International	11/16/16	(453)
68,128	Australian Dollar	51,040	Goldman Sachs International	11/16/16	(765)
42,977	Australian Dollar	32,559	Goldman Sachs International	11/16/16	(121)
91,379	Australian Dollar	68,876	Royal Bank of Canada	11/16/16	(610)
37,880	Australian Dollar	28,316	Royal Bank of Canada	11/16/16	(488)
62,062	Australian Dollar	47,070	Royal Bank of Canada	11/16/16	(123)
96,450	Australian Dollar	73,655	Royal Bank of Canada	11/16/16	313
76,021	Australian Dollar	58,287	Societe Generale	11/16/16	479
35,418	Australian Dollar	26,892	Societe Generale	11/16/16	(41)
286,267	Australian Dollar	215,745	State Street Bank and Trust Company	11/16/16	(1,936)
578,742	Australian Dollar	438,495	State Street Bank and Trust Company	11/16/16	(1,587)
46,928	Australian Dollar	36,005	State Street Bank and Trust Company	11/16/16	320
54,763	Brazilian Real	16,712	Barclays Bank PLC	11/10/16	(406)
348,328	Canadian Dollar	266,182	Deutsche Bank AG	11/16/16	6,461
318,679	Canadian Dollar	243,224	Goldman Sachs International	11/16/16	5,610
66,400	Canadian Dollar	51,340	Goldman Sachs International	11/16/16	1,831
38,513	Canadian Dollar	29,426	Goldman Sachs International	11/16/16	710
721,393	Canadian Dollar	550,804	Royal Bank of Canada	11/16/16	12,918
83,197	Canadian Dollar	62,979	Royal Bank of Canada	11/16/16	945
88,157	Canadian Dollar	66,994	Royal Bank of Canada	11/16/16	1,262
82,450	Canadian Dollar	62,163	Royal Bank of Canada	11/16/16	687
23,128	Canadian Dollar	17,529	Royal Bank of Canada	11/16/16	284
76,809	Canadian Dollar	58,775	Societe Generale	11/16/16	1,504
77,536	Canadian Dollar	58,587	Societe Generale	11/16/16	775
75,101	Canadian Dollar	57,180	Societe Generale	11/16/16	1,183
84,596	Canadian Dollar	63,347	Societe Generale	11/16/16	271
24,167	Canadian Dollar	18,330	State Street Bank and Trust Company	11/16/16	311
56,049	Canadian Dollar	42,497	State Street Bank and Trust Company	11/16/16	705
27,177	Canadian Dollar	20,715	State Street Bank and Trust Company	11/16/16	451
61,156	Canadian Dollar	46,367	State Street Bank and Trust Company	11/16/16	768
67,876	Canadian Dollar	51,205	State Street Bank and Trust Company	11/16/16	595
31,692	Canadian Dollar	24,185	State Street Bank and Trust Company	11/16/16	554
173,388,601	Chilean Peso	260,578	Barclays Bank PLC	11/10/16	(4,723)
1,471,808	Czech Koruna	61,131	Barclays Bank PLC	11/10/16	1,332
19,874	Euro	22,333	Deutsche Bank AG	11/16/16	505
26,352	Euro	29,666	Goldman Sachs International	11/16/16	722
22,855	Euro	25,772	Goldman Sachs International	11/16/16	669
35,197	Euro	39,425	Goldman Sachs International	11/16/16	766
15,936	Euro	17,399	Goldman Sachs International	11/16/16	(104)
44,963	Euro	50,676	Royal Bank of Canada	11/16/16	1,290
59,114	Euro	66,744	Royal Bank of Canada	11/16/16	1,815

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
57,234	Euro	$63,072	Royal Bank of Canada	11/16/16	$208
27,358	Euro	30,776	Societe Generale	11/16/16	727
19,874	Euro	22,326	Societe Generale	11/16/16	497
14,543	Euro	16,369	Societe Generale	11/16/16	396
34,892	Euro	38,995	Societe Generale	11/16/16	671
38,142	Euro	42,730	State Street Bank and Trust Company	11/16/16	836
40,281	Euro	45,418	State Street Bank and Trust Company	11/16/16	1,175
27,943	Euro	31,474	State Street Bank and Trust Company	11/16/16	783
124,401	Euro	140,108	State Street Bank and Trust Company	11/16/16	3,471
86,216	Euro	96,532	State Street Bank and Trust Company	11/16/16	1,835
11,296	Euro	12,290	State Street Bank and Trust Company	11/16/16	(117)
70,315,358	Hungarian Forint	257,939	Barclays Bank PLC	11/10/16	7,938
1,538,736	Japanese Yen	15,210	Deutsche Bank AG	11/16/16	531
9,273,082	Japanese Yen	89,782	Goldman Sachs International	11/16/16	1,317
1,631,351	Japanese Yen	15,827	Goldman Sachs International	11/16/16	264
5,584,752	Japanese Yen	55,177	Goldman Sachs International	11/16/16	1,899
1,684,131	Japanese Yen	16,778	Royal Bank of Canada	11/16/16	712
33,488,766	Japanese Yen	324,554	Societe Generale	11/16/16	5,073
6,307,310	Japanese Yen	61,979	Societe Generale	11/16/16	1,808
7,644,948	Japanese Yen	74,005	Societe Generale	11/16/16	1,073
1,944,773	Japanese Yen	18,724	Societe Generale	11/16/16	171
22,677,943	Japanese Yen	219,089	State Street Bank and Trust Company	11/16/16	2,743
5,853,811	Japanese Yen	57,678	State Street Bank and Trust Company	11/16/16	1,833
6,610,015	Japanese Yen	65,297	State Street Bank and Trust Company	11/16/16	2,238
4,544,968	Japanese Yen	43,815	State Street Bank and Trust Company	11/16/16	456
1,590,621	Mexican Peso	83,814	State Street Bank and Trust Company	11/16/16	(219)
166,866	New Zealand Dollar	121,922	Deutsche Bank AG	11/16/16	2,666
29,792	New Zealand Dollar	21,647	Goldman Sachs International	11/16/16	355
24,576	New Zealand Dollar	17,959	Goldman Sachs International	11/16/16	395
23,999	New Zealand Dollar	17,538	Royal Bank of Canada	11/16/16	387
607,594	New Zealand Dollar	442,386	Societe Generale	11/16/16	8,147
90,306	New Zealand Dollar	65,716	Societe Generale	11/16/16	1,176
91,705	New Zealand Dollar	66,704	Societe Generale	11/16/16	1,164
80,842	New Zealand Dollar	58,780	Societe Generale	11/16/16	1,004
24,737	New Zealand Dollar	17,622	Societe Generale	11/16/16	(58)
113,922	New Zealand Dollar	83,203	State Street Bank and Trust Company	11/16/16	1,784
65,160	New Zealand Dollar	47,267	State Street Bank and Trust Company	11/16/16	698
159,325	New Zealand Dollar	117,660	State Street Bank and Trust Company	11/16/16	3,792
166,866	New Zealand Dollar	121,063	State Street Bank and Trust Company	11/16/16	1,806
69,950	New Zealand Dollar	49,772	State Street Bank and Trust Company	11/16/16	(221)
27,360	New Zealand Dollar	19,567	State Street Bank and Trust Company	11/16/16	13
388,086	Norwegian Krone	46,822	Deutsche Bank AG	11/16/16	(149)
420,118	Norwegian Krone	50,413	Goldman Sachs International	11/16/16	(436)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
821,634	Norwegian Krone	$99,338	Goldman Sachs International	11/16/16	$(107)
303,678	Norwegian Krone	37,877	Royal Bank of Canada	11/16/16	1,122
241,330	Norwegian Krone	29,434	Royal Bank of Canada	11/16/16	225
413,506	Norwegian Krone	51,412	Societe Generale	11/16/16	1,364
365,443	Norwegian Krone	45,877	Societe Generale	11/16/16	1,646
325,771	Norwegian Krone	40,148	Societe Generale	11/16/16	719
110,257	Norwegian Krone	13,464	Societe Generale	11/16/16	120
219,920	Norwegian Krone	26,665	Societe Generale	11/16/16	48
151,968	Norwegian Krone	18,232	State Street Bank and Trust Company	11/16/16	(161)
1,364,010	Norwegian Krone	167,782	State Street Bank and Trust Company	11/16/16	2,692
388,086	Norwegian Krone	48,238	State Street Bank and Trust Company	11/16/16	1,266
883,233	Norwegian Krone	110,428	State Street Bank and Trust Company	11/16/16	3,527
798,714	Norwegian Krone	98,791	State Street Bank and Trust Company	11/16/16	2,120
389,743	Norwegian Krone	47,563	State Street Bank and Trust Company	11/16/16	392
102,978	Norwegian Krone	12,633	State Street Bank and Trust Company	11/16/16	169
45,386	Pound Sterling	60,614	Deutsche Bank AG	11/16/16	5,047
25,911	Pound Sterling	31,469	Goldman Sachs International	11/16/16	(255)
17,216	Pound Sterling	22,554	Royal Bank of Canada	11/16/16	1,476
22,368	Pound Sterling	29,697	Societe Generale	11/16/16	2,312
45,386	Pound Sterling	58,998	Societe Generale	11/16/16	3,431
14,750	Pound Sterling	17,989	Societe Generale	11/16/16	(69)
30,600	Pound Sterling	37,352	Societe Generale	11/16/16	(113)
29,761	Pound Sterling	39,654	State Street Bank and Trust Company	11/16/16	3,217
27,697	Pound Sterling	34,261	State Street Bank and Trust Company	11/16/16	351
33,639	Pound Sterling	41,281	State Street Bank and Trust Company	11/16/16	96
11,620	Pound Sterling	14,306	State Street Bank and Trust Company	11/16/16	80
9,283	Pound Sterling	11,330	State Street Bank and Trust Company	11/16/16	(35)
704,680	Singapore Dollar	514,560	Barclays Bank PLC	11/10/16	8,026
648,720	Swedish Krona	76,197	Deutsche Bank AG	11/16/16	4,329
272,432	Swedish Krona	32,135	Goldman Sachs International	11/16/16	1,954
405,209	Swedish Krona	48,166	Royal Bank of Canada	11/16/16	3,275
1,120,945	Swedish Krona	131,069	Societe Generale	11/16/16	6,886
648,720	Swedish Krona	75,681	Societe Generale	11/16/16	3,812
319,131	Swedish Krona	37,414	Societe Generale	11/16/16	2,059
496,136	Swedish Krona	57,404	Societe Generale	11/16/16	2,440
359,475	Swedish Krona	41,030	Societe Generale	11/16/16	1,205
426,394	Swedish Krona	50,414	State Street Bank and Trust Company	11/16/16	3,176
282,395	Swedish Krona	32,998	State Street Bank and Trust Company	11/16/16	1,713
628,086	Swedish Krona	73,531	State Street Bank and Trust Company	11/16/16	3,948
261,819	Swedish Krona	30,448	State Street Bank and Trust Company	11/16/16	1,443
406,289	Swedish Krona	46,012	State Street Bank and Trust Company	11/16/16	1,001
210,249	Swedish Krona	23,574	State Street Bank and Trust Company	11/16/16	282
5,162	Swiss Franc	5,294	Deutsche Bank AG	11/16/16	73

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
8,992	Swiss Franc	$9,214	Goldman Sachs International	11/16/16	$121
28,817	Swiss Franc	29,702	Goldman Sachs International	11/16/16	560
45,179	Swiss Franc	46,307	Royal Bank of Canada	11/16/16	619
11,754	Swiss Franc	12,171	Royal Bank of Canada	11/16/16	284
17,152	Swiss Franc	17,673	Royal Bank of Canada	11/16/16	328
49,600	Swiss Franc	50,794	Royal Bank of Canada	11/16/16	636
73,083	Swiss Franc	75,283	Royal Bank of Canada	11/16/16	1,377
26,946	Swiss Franc	27,622	Royal Bank of Canada	11/16/16	373
810,525	Swiss Franc	830,529	Societe Generale	11/16/16	10,876
32,057	Swiss Franc	33,121	Societe Generale	11/16/16	703
5,162	Swiss Franc	5,328	Societe Generale	11/16/16	107
34,215	Swiss Franc	34,707	Societe Generale	11/16/16	107
20,485	Swiss Franc	21,211	State Street Bank and Trust Company	11/16/16	496
11,019	Swiss Franc	11,284	State Street Bank and Trust Company	11/16/16	141
34,658	Swiss Franc	35,067	State Street Bank and Trust Company	11/16/16	19
Total					$187,024

For the year ended October 31, 2016, the Fund's investments in forward contracts had an average notional value of $17,284,551.

Written option contracts ("options written")

At October 31, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
iShares MSCI EAFE ETF, Call	1	$59	11/11/16	$(16)
iShares MSCI EAFE ETF, Call	2	59.5	11/11/16	(13)
iShares MSCI EAFE ETF, Call	5	59	11/18/16	(125)
iShares MSCI EAFE ETF, Call	11	60	11/18/16	(77)
iShares MSCI EAFE ETF, Call	11	59.5	11/25/16	(198)
iShares MSCI EAFE ETF, Call	5	60	11/25/16	(42)
iShares MSCI EAFE ETF, Call	5	59.5	12/2/16	(112)
iShares MSCI EAFE ETF, Put	15	57	11/4/16	(195)
iShares MSCI EAFE ETF, Put	2	57.5	11/4/16	(46)
iShares MSCI EAFE ETF, Put	1	55.5	11/11/16	(15)
iShares MSCI EAFE ETF, Put	6	56	11/11/16	(132)
iShares MSCI EAFE ETF, Put	1	56.5	11/11/16	(29)
iShares MSCI EAFE ETF, Put	9	57	11/11/16	(342)
iShares MSCI EAFE ETF, Put	14	56	11/18/16	(406)
iShares MSCI EAFE ETF, Put	3	57	11/18/16	(147)
iShares MSCI EAFE ETF, Put	14	56	11/25/16	(511)
iShares MSCI EAFE ETF, Put	1	56.5	11/25/16	(46)
iShares MSCI EAFE ETF, Put	1	56	12/2/16	(45)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
iShares MSCI Emerging Markets ETF, Call	5	$38	11/11/16	$(163)
iShares MSCI Emerging Markets ETF, Call	6	38.5	11/11/16	(111)
iShares MSCI Emerging Markets ETF, Call	4	38.5	11/18/16	(104)
iShares MSCI Emerging Markets ETF, Call	6	39	11/18/16	(87)
iShares MSCI Emerging Markets ETF, Call	7	39	11/25/16	(126)
iShares MSCI Emerging Markets ETF, Call	3	39.5	11/25/16	(32)
iShares MSCI Emerging Markets ETF, Call	4	38.5	12/2/16	(138)
iShares MSCI Emerging Markets ETF, Put	9	36	11/4/16	(72)
iShares MSCI Emerging Markets ETF, Put	2	36.5	11/4/16	(27)
iShares MSCI Emerging Markets ETF, Put	2	35.5	11/11/16	(44)
iShares MSCI Emerging Markets ETF, Put	3	36	11/11/16	(93)
iShares MSCI Emerging Markets ETF, Put	6	36.5	11/11/16	(249)
iShares MSCI Emerging Markets ETF, Put	1	35.5	11/18/16	(28)
iShares MSCI Emerging Markets ETF, Put	9	36	11/18/16	(346)
iShares MSCI Emerging Markets ETF, Put	1	36.5	11/18/16	(53)
iShares MSCI Emerging Markets ETF, Put	4	35.5	11/25/16	(130)
iShares MSCI Emerging Markets ETF, Put	2	36	11/25/16	(85)
iShares MSCI Emerging Markets ETF, Put	5	36.5	11/25/16	(280)
iShares MSCI Emerging Markets ETF, Put	1	35.5	12/2/16	(41)
S&P 500 Mini Index, Call	3	220	11/4/16	(0	)(a)
S&P 500 Mini Index, Call	4	217	11/11/16	(272)
S&P 500 Mini Index, Call	2	218	11/11/16	(85)
S&P 500 Mini Index, Call	1	217	11/18/16	(93)
S&P 500 Mini Index, Call	5	219	11/18/16	(205)
S&P 500 Mini Index, Call	2	216.5	11/25/16	(248)
S&P 500 Mini Index, Call	4	218.5	11/25/16	(240)
S&P 500 Mini Index, Call	2	217.5	12/2/16	(235)
S&P 500 Mini Index, Put	4	210.5	11/4/16	(246)
S&P 500 Mini Index, Put	2	211	11/4/16	(143)
S&P 500 Mini Index, Put	4	208.5	11/11/16	(636)
S&P 500 Mini Index, Put	2	209.5	11/11/16	(367)
S&P 500 Mini Index, Put	1	211	11/11/16	(226)
S&P 500 Mini Index, Put	4	209	11/18/16	(830)
S&P 500 Mini Index, Put	3	210	11/18/16	(703)
S&P 500 Mini Index, Put	3	208	11/25/16	(598)
S&P 500 Mini Index, Put	3	210	11/25/16	(753)
Total (premiums received: $13,297)				$(10,586)

(a)  Security fair valued as of October 31, 2016 in accordance with procedures approved by the Fund's Board.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

At October 31, 2016, the Fund had $11,237 deposited in a segregated account to cover requirements on options written.

Options written for the Fund for the year ended October 31, 2016 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/2015	—	$—
Options written	545	26,983
Options expired	—	—
Options exercised	—	—
Options closed	(309)	(13,686)
Outstanding 10/31/2016	236	$13,297

For the year ended October 31, 2016, the Fund had an average market value of $(9,226) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$6,538	$—	$—	$6,538
U.S. Treasury Obligations	—	947	—	947
U.S. Government Agency Security	—	56	—	56
Mortgage-Backed Securities(a)	—	157	—	157
Foreign Government Securities(a)	—	1,656	—	1,656
Exchange Traded Funds	508	—	—	508
Investment Company	—	11,404	—	11,404
Short-Term Investment	—	292	—	292
Total Long Positions	$7,046	$14,512	$—	$21,558

(a)  The Schedule of Investments provides a geographic categorization as well as a Long Positions by Industry summary.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks Sold Short(b)	$(2,322)	$—	$—	$(2,322)
Total Short Positions	$(2,322)	$—	$—	$(2,322)

(b)  The Schedule of Investments provides a geographic categorization as well as a Short Positions by Industry summary.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases to cover positions sold short	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/16
Investments in Securities:
Rights Sold Short(d)
United States	$(18)	$—	$—	$—	$18	$—	$—	$—	$—	$—
Total	$(18)	$—	$—	$—	$18	$—	$—	$—	$—	$—

(d)  At the beginning of the period, the Fund's Level 3 investments were valued based on using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund held no Level 3 investments at October 31, 2016.

As of the year ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(e)
Assets	$57	$—	$—	$57
Liabilities	(68)	—	—	(68)
Forward contracts(e)
Assets	—	219	—	219
Liabilities	—	(244)	—	(244)
Options written
Liabilities	(11)	—	—	(11)
Total	$(22)	$(25)	$—	$(47)

(e)  Futures and forward contracts are reported at the cumulative appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Investment Companies*	$11,404	55.0%
Foreign Government Securities**	1,656	8.0%
U.S. Treasury Obligations	947	4.6%
Exchange Traded Funds	508	2.4%
Banks	497	2.4%
Insurance	329	1.6%
Oil, Gas & Consumable Fuels	280	1.3%
Food & Staples Retailing	258	1.2%
Metals & Mining	241	1.2%
Pharmaceuticals	224	1.1%
Food Products	220	1.1%
Health Care Providers & Services	212	1.0%
Electric Utilities	205	1.0%
Health Care Equipment & Supplies	182	0.9%
Electronic Equipment, Instruments & Components	168	0.8%
Automobiles	159	0.8%
Specialty Retail	159	0.8%
Mortgage-Backed Securities	157	0.8%
Software	157	0.8%
Airlines	155	0.7%
IT Services	154	0.7%
Construction & Engineering	151	0.7%
Auto Components	144	0.7%
Internet Software & Services	140	0.7%
Technology Hardware, Storage & Peripherals	139	0.7%
Diversified Telecommunication Services	131	0.6%
Real Estate Investment Trusts	128	0.6%
Chemicals	119	0.6%
Semiconductors & Semiconductor Equipment	119	0.6%
Household Durables	103	0.5%
Energy Equipment & Services	95	0.5%
Trading Companies & Distributors	94	0.5%
Capital Markets	87	0.4%
Hotels, Restaurants & Leisure	85	0.4%
Machinery	82	0.4%
Media	80	0.4%
Communications Equipment	78	0.4%
Multi-Utilities	73	0.4%
Household Products	71	0.3%
Biotechnology	65	0.3%
Electrical Equipment	63	0.3%
Aerospace & Defense	60	0.3%
U.S. Government Agency Security	56	0.3%
Multiline Retail	49	0.2%
Textiles, Apparel & Luxury Goods	49	0.2%
Professional Services	48	0.2%
Diversified Financial Services	48	0.2%
Industrial Conglomerates	47	0.2%
Building Products	46	0.2%
Commercial Services & Supplies	45	0.2%
Paper & Forest Products	45	0.2%
Life Sciences Tools & Services	38	0.2%
Distributors	37	0.2%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (cont'd)

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Tobacco	$36	0.2%
Wireless Telecommunication Services	35	0.2%
Beverages	33	0.2%
Containers & Packaging	30	0.1%
Independent Power and Renewable Electricity Producers	30	0.1%
Personal Products	29	0.1%
Internet & Catalog Retail	28	0.1%
Consumer Finance	21	0.1%
Marine	20	0.1%
Transportation Infrastructure	19	0.1%
Leisure Products	18	0.1%
Diversified Consumer Services	15	0.1%
Construction Materials	13	0.1%
Air Freight & Logistics	12	0.1%
Road & Rail	9	0.0%
Thrifts & Mortgage Finance	8	0.0%
Mortgage Real Estate Investment	7	0.0%
Real Estate Management & Development	6	0.0%
Gas Utilities	5	0.0%
Short-Term Investment and Other Assets-Net	1,807	8.7%
Short Positions (see summary below)	(2,317)	(11.2)%
	$20,751	100.0%

*  Each position is an Investment Company under the 1940 Act and is not treated as an industry for purposes of the Fund's policy on industry concentration. This represents the aggregate of all investment companies.

**  Each foreign government is deemed its own industry. This represents the aggregate of all foreign governments.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Chemicals	$(137)	(0.7)%
Capital Markets	(115)	(0.6)%
Hotels, Restaurants & Leisure	(114)	(0.5)%
Oil, Gas & Consumable Fuels	(107)	(0.5)%
Machinery	(97)	(0.5)%
Textiles, Apparel & Luxury Goods	(89)	(0.4)%
Semiconductors & Semiconductor Equipment	(87)	(0.4)%
Food Products	(83)	(0.4)%
IT Services	(77)	(0.4)%
Pharmaceuticals	(77)	(0.4)%
Real Estate Management & Development	(75)	(0.4)%
Media	(70)	(0.3)%
Beverages	(61)	(0.3)%
Industrial Conglomerates	(59)	(0.3)%
Electric Utilities	(53)	(0.3)%
Health Care Equipment & Supplies	(52)	(0.3)%
Multi-Utilities	(47)	(0.2)%
Software	(44)	(0.2)%
Diversified Telecommunication Services	(43)	(0.2)%
Aerospace & Defense	(41)	(0.2)%
Specialty Retail	(41)	(0.2)%
Metals & Mining	(40)	(0.2)%
Internet & Catalog Retail	(39)	(0.2)%
Banks	(38)	(0.2)%
Electrical Equipment	(35)	(0.2)%
Containers & Packaging	(35)	(0.2)%
Trading Companies & Distributors	(34)	(0.1)%
Health Care Providers & Services	(33)	(0.1)%
Food & Staples Retailing	(29)	(0.1)%
Construction Materials	(28)	(0.1)%
Water Utilities	(27)	(0.1)%
Gas Utilities	(26)	(0.1)%
Insurance	(25)	(0.1)%
Household Products	(23)	(0.1)%
Auto Components	(21)	(0.1)%
Communications Equipment	(21)	(0.1)%
Transportation Infrastructure	(20)	(0.1)%
Air Freight & Logistics	(19)	(0.1)%
Building Products	(19)	(0.1)%
Professional Services	(17)	(0.1)%
Life Sciences Tools & Services	(16)	(0.1)%
Household Durables	(16)	(0.1)%
Personal Products	(16)	(0.1)%
Airlines	(15)	(0.1)%
Diversified Financial Services	(15)	(0.1)%
Multiline Retail	(14)	(0.1)%
Road & Rail	(14)	(0.1)%
Automobiles	(13)	(0.1)%
Tobacco	(13)	(0.1)%
Technology Hardware, Storage & Peripherals	(12)	(0.1)%
Internet Software & Services	(11)	(0.1)%
Diversified Consumer Services	(9)	(0.0)%
Real Estate Investment Trusts	(9)	(0.0)%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (cont'd)

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (cont'd)

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Electronic Equipment, Instruments & Components	$(8)	(0.0)%
Consumer Finance	(8)	(0.0)%
Independent Power and Renewable Electricity Producers	(6)	(0.0)%
Commercial Services & Supplies	(6)	(0.0)%
Health Care Technology	(6)	(0.0)%
Leisure Products	(6)	(0.0)%
Wireless Telecommunication Services	(6)	(0.0)%
Total Short Positions	$(2,317)	(11.2)%

See Notes to Financial Statements

Schedule of Investments Long Short Fund 10/31/16

	Number of Shares	Value (000's omitted)
Long Positions (99.4%)
Common Stocks (76.3%)
Aerospace & Defense (1.9%)
General Dynamics Corp.	75,000	$11,306
Wesco Aircraft Holdings, Inc.	2,734,100	35,133	*(a)
		46,439
Airlines (1.4%)
Delta Air Lines, Inc.	825,900	34,498	(a)
Banks (3.0%)
JPMorgan Chase & Co.	484,100	33,529
U.S. Bancorp	841,700	37,674	(b)
		71,203
Beverages (0.7%)
PepsiCo, Inc.	160,800	17,238
Biotechnology (1.7%)
Celgene Corp.	250,600	25,606	*
Gilead Sciences, Inc.	206,100	15,175
		40,781
Capital Markets (4.0%)
Bats Global Markets, Inc.	178,833	5,260
BlackRock, Inc.	66,000	22,522
Brookfield Asset Management, Inc. Class A	1,291,300	45,221	(a)
CME Group, Inc.	218,700	21,892	(b)
		94,895
Chemicals (1.9%)
Ashland Global Holdings, Inc.	341,250	38,128
Sherwin-Williams Co.	33,000	8,080
		46,208
Commercial Services & Supplies (0.4%)
Stericycle, Inc.	121,800	9,755	*
Construction & Engineering (0.5%)
Valmont Industries, Inc.	99,400	12,718
Construction Materials (0.2%)
Forterra, Inc.	252,500	4,343	*
	Number of Shares	Value (000's omitted)
Consumer Finance (1.4%)
Synchrony Financial	1,170,528	$33,465	(b)
Containers & Packaging (0.4%)
International Paper Co.	190,502	8,578
Diversified Financial Services (0.4%)
CF Corp.	927,700	9,518	*
Diversified Telecommunication Services (1.8%)
Level 3 Communications, Inc.	333,260	18,712	*
SBA Communications Corp. Class A	224,600	25,443	*(b)
		44,155
Electric Utilities (2.8%)
Brookfield Infrastructure Partners LP	1,641,937	55,547
NextEra Energy, Inc.	98,900	12,659
		68,206
Electrical Equipment (0.4%)
Sensata Technologies Holding NV	265,000	9,468	*
Electronic Equipment, Instruments & Components (2.5%)
Amphenol Corp. Class A	286,000	18,856
CDW Corp.	927,100	41,636	(b)
		60,492
Energy Equipment & Services (0.4%)
Schlumberger Ltd.	134,900	10,553
Equity Real Estate Investment Trusts (1.3%)
Starwood Property Trust, Inc.	701,000	15,590
Weyerhaeuser Co.	530,000	15,863	(a)
		31,453
Food & Staples Retailing (5.2%)
Costco Wholesale Corp.	107,000	15,822
CVS Health Corp.	519,000	43,648	(a)
	Number of Shares	Value (000's omitted)
Whole Foods Market, Inc.	2,290,000	$64,784	(a)
		124,254
Food Products (2.5%)
ConAgra Foods, Inc.	1,245,000	59,984	(a)
Health Care Equipment & Supplies (1.8%)
DENTSPLY SIRONA, Inc.	754,000	43,408	(a)
Health Care Providers & Services (3.8%)
Accretive Health, Inc.	1,278,675	3,056	*
DaVita, Inc.	1,060,900	62,190	*(a)
UnitedHealth Group, Inc.	189,400	26,768
		92,014
Hotels, Restaurants & Leisure (3.0%)
Marriott International, Inc. Class A	194,000	13,328
McDonald's Corp.	245,400	27,625
Starbucks Corp.	337,900	17,932
Wyndham Worldwide Corp.	202,000	13,300
		72,185
Household Durables (1.0%)
Lennar Corp. Class A	600,000	25,014
Independent Power and Renewable Electricity Producers (0.2%)
Calpine Corp.	290,000	3,451	*
Internet & Catalog Retail (1.7%)
Amazon.com, Inc.	25,100	19,824	*
Priceline Group, Inc.	13,400	19,755	*
		39,579
Internet Software & Services (3.4%)
Alphabet, Inc. Class A	56,000	45,355	*(b)
Alphabet, Inc. Class C	5,853	4,592	*
eBay, Inc.	1,083,000	30,876	*(b)
		80,823
IT Services (3.0%)
Nets A/S	150,400	2,872	*(c)
Visa, Inc. Class A	532,600	43,945	(a)
WEX, Inc.	221,600	24,177	*(a)
		70,994
See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

	Number of Shares	Value (000's omitted)
Machinery (1.5%)
Allison Transmission Holdings, Inc.	716,800	$20,995
Ingersoll-Rand PLC	220,500	14,838
		35,833
Multi-Utilities (1.8%)
NiSource, Inc.	216,100	5,026
WEC Energy Group, Inc.	625,000	37,325	(a)
		42,351
Oil, Gas & Consumable Fuels (3.6%)
Cabot Oil & Gas Corp.	277,400	5,792
Cheniere Energy Partners LP	381,522	10,110
Enbridge, Inc.	1,214,700	52,439	(a)
Kinder Morgan, Inc.	869,300	17,760
		86,101
Pharmaceuticals (0.6%)
Bristol-Myers Squibb Co.	300,800	15,314
Professional Services (4.6%)
IHS Markit Ltd.	1,696,300	62,407	*(a)
Nielsen Holdings PLC	581,000	26,156
Verisk Analytics, Inc.	274,000	22,345	*
		110,908
Road & Rail (0.3%)
Canadian Pacific Railway Ltd.	47,800	6,833
Semiconductors & Semiconductor Equipment (0.7%)
ASML Holding NV	166,000	17,533
Specialty Retail (4.6%)
Asbury Automotive Group, Inc.	200,000	10,190	*
Five Below, Inc.	260,000	9,771	*(a)
Home Depot, Inc.	404,000	49,292	(a)
Party City Holdco, Inc.	870,581	14,147	*
TJX Cos., Inc.	53,000	3,909
Tractor Supply Co.	354,000	22,171
		109,480
	Number of Shares	Value (000's omitted)
Technology Hardware, Storage & Peripherals (1.7%)
Apple, Inc.	266,000	$30,202	(b)
Western Digital Corp.	166,000	9,701
		39,903
Textiles, Apparel & Luxury Goods (2.7%)
lululemon athletica, Inc.	44,200	2,531	*
PVH Corp.	586,700	62,765	(a)
		65,296
Tobacco (0.6%)
Philip Morris International, Inc.	149,131	14,382
Water Utilities (0.9%)
American Water Works Co., Inc.	289,700	21,449
Total Common Stocks (Cost $1,618,873)		1,831,055
Preferred Stock (0.5%)
Health Care (0.5%)
Moderna Therapeutics Ser. F (Cost $11,550)	1,315,490	11,550	(d)(j)
	Principal Amount (000's omitted)
Corporate Bonds (9.4%)
Chemicals (0.2%)
Valvoline, Inc., 5.50%, due 7/15/24	$4,700	4,959	(c)(i)
Commercial Services (0.4%)
Cenveo Corp., 11.50%, due 5/15/17	355	358
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	9,510	10,084	(c)(i)
		10,442
	Principal Amount (000's omitted)	Value (000's omitted)
Food (1.1%)
Fresh Market, Inc., 9.75%, due 5/1/23	$30,280	$25,814	(c)
Healthcare-Services (1.0%)
DaVita, Inc., 5.75%, due 8/15/22	8,740	8,969
HCA, Inc., 5.88%, due 3/15/22	10,285	11,314
Surgery Center Holdings, Inc., 8.88%, due 4/15/21	3,125	3,328	(c)(i)
		23,611
Internet (0.1%)
Netflix, Inc., 4.38%, due 11/15/26	1,845	1,813	(c)(i)
Leisure Time (0.5%)
Sabre GLBL, Inc., 5.25%, due 11/15/23	11,015	11,304	(c)
Oil & Gas (0.3%)
Endeavor Energy Resources LP/EER Finance, Inc.
8.13%, due 9/15/23	4,615	4,926	(c)(i)
7.00%, due 8/15/21	1,870	1,903	(c)(i)
		6,829
Packaging & Containers (0.6%)
Ball Corp., 4.38%, due 12/15/20	5,685	6,054
Reynolds Group Issuer, Inc., 5.75%, due 10/15/20	9,610	9,863
		15,917
Pipelines (3.3%)
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	4,635	4,667	(c)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Enterprise Products Operating LLC, 4.59%, due 8/1/66	$27,922	$26,561	(e)
NGPL PipeCo LLC, Ser. B, 7.77%, due 12/15/37	18,280	20,017	(c)(i)
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., 6.50%, due 4/1/19	24,132	23,649
TransCanada PipeLines Ltd., 6.35%, due 5/15/67	7,369	5,895	(e)
		80,789
Retail (0.9%)
JC Penney Corp., Inc.
5.75%, due 2/15/18	743	764
7.95%, due 4/1/17	5,480	5,590
8.13%, due 10/1/19	6,885	7,496
Rite Aid Corp., 9.25%, due 3/15/20	6,702	7,046
		20,896
Semiconductors (0.2%)
Magnachip Semiconductor Corp., 6.63%, due 7/15/21	5,775	5,024
Software (0.8%)
First Data Corp., 6.75%, due 11/1/20	13,230	13,693	(c)
IMS Health, Inc., 5.00%, due 10/15/26	4,625	4,775	(c)
		18,468
Total Corporate Bonds (Cost $224,537)		225,866
	Contracts	Value (000's omitted)
Options Purchased (0.3%)
KKR & Co. LP Call, expiring 12/16/16 @ 15	4,600	$81
Nielsen Holdings PLC Put, expiring 12/16/16 @ 43	322	34
Restoration Hardware Holdings, Inc. Call, expiring 1/20/17 @ 40	458	22
Russell 2000 Index Put, expiring 12/16/16 @ 1,120	235	290
S&P 500 Index Put, expiring 12/16/16 @ 1,950.00	64	69
SPDR S&P Retail ETF Put, expiring 11/18/16 @ 41	3,300	101
SPDR S&P Retail ETF Put, expiring 1/20/17 @ 55	4,050	5,275
Stericycle, Inc. Call, expiring 11/18/16 @ 80	500	111
Whole Foods Market, Inc. Call, expiring 11/18/16 @ 31	1,500	44
Whole Foods Market, Inc. Call, expiring 1/20/17 @ 33	3,000	90
Whole Foods Market, Inc. Call, expiring 1/20/17 @ 36	4,594	34
Whole Foods Market, Inc. Call, expiring 2/1717 @ 31	2,000	203
	Contracts	Value (000's omitted)
Wyndham Worldwide Corp. Call, expiring 1/20/17 @ 67.5	1,380	$235
Total Options Purchased (Cost $8,493)		6,589
	Number of Shares
Master Limited Partnerships (0.8%)
Capital Markets (0.5%)
KKR & Co. LP	923,342	13,102
Oil, Gas & Consumable Fuels (0.3%)
Genesis Energy LP	193,500	6,759
Total Master Limited Partnerships (Cost $26,560)		19,861
Short-Term Investment (12.1%)
Investment Company (12.1%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $290,518)	290,518,129	290,518	(b)(f)
Total Long Positions (99.4%) (Cost $2,180,531)		2,385,439
Short Positions ((15.6)%)(g)
Common Stocks Sold Short (12.1%)
Aerospace & Defense (0.3%)
Hexcel Corp.	(75,000)	(3,412)
Spirit AeroSystems Holdings, Inc. Class A	(75,000)	(3,777	)*
		(7,189)
Auto Components (0.2%)
Dorman Products, Inc.	(93,100)	(5,981	)*
Automobiles (0.2%)
Ford Motor Co.	(500,000)	(5,870)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

	Number of Shares	Value (000's omitted)
Banks (0.3%)
Citizens Financial Group, Inc.	(298,800)	$(7,870)
Capital Markets (1.2%)
Franklin Resources, Inc.	(430,100)	(14,477)
Nasdaq, Inc.	(119,400)	(7,638)
Prospect Capital Corp.	(750,180)	(5,919)
		(28,034)
Construction & Engineering (0.4%)
Fluor Corp.	(171,000)	(8,890)
Consumer Finance (0.7%)
Capital One Financial Corp.	(88,000)	(6,516)
Discover Financial Services	(108,200)	(6,095)
OneMain Holdings, Inc.	(132,400)	(3,752)*
		(16,363)
Electric Utilities (0.4%)
Southern Co.	(170,000)	(8,767)
Energy Equipment & Services (0.5%)
Core Laboratories NV	(112,300)	(10,890)
Food & Staples Retailing (0.2%)
Sprouts Farmers Market, Inc.	(240,000)	(5,316)*
Health Care Equipment & Supplies (0.7%)
Edwards Lifesciences Corp.	(42,800)	(4,075)*
Medtronic PLC	(141,210)	(11,582)
		(15,657)
Health Care Providers & Services (0.2%)
Fresenius Medical Care AG & Co. KGaA	(71,700)	(5,841)
Hotels, Restaurants & Leisure (1.6%)
BJ's Restaurants, Inc.	(95,000)	(3,429)*
Brinker International, Inc.	(75,000)	(3,693)
	Number of Shares	Value (000's omitted)
Carnival Corp.	(285,000)	$(13,994)
Cheesecake Factory, Inc.	(78,000)	(4,149)
Chuy's Holdings, Inc.	(199,300)	(5,660)*
Panera Bread Co. Class A	(20,000)	(3,815)*
Texas Roadhouse, Inc.	(95,500)	(3,870)
		(38,610)
Household Durables (0.3%)
Newell Brands, Inc.	(80,000)	(3,842)
Tempur Sealy International, Inc.	(50,000)	(2,703)*
		(6,545)
IT Services (0.5%)
CGI Group, Inc. Class A	(260,000)	(12,342)*
Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	(53,300)	(2,322)
Thermo Fisher Scientific, Inc.	(63,900)	(9,395)
		(11,717)
Machinery (0.2%)
PACCAR, Inc.	(80,000)	(4,393)
Multi-Utilities (0.4%)
Consolidated Edison, Inc.	(127,000)	(9,595)
Multiline Retail (0.6%)
Dollar General Corp.	(224,500)	(15,511)
Road & Rail (0.1%)
Old Dominion Freight Line, Inc.	(40,000)	(2,987)*
Software (0.4%)
Citrix Systems, Inc.	(116,800)	(9,905)*
Specialty Retail (1.1%)
Group 1 Automotive, Inc.	(53,000)	(3,194)
Restoration Hardware Holdings, Inc.	(318,036)	(9,214)*
Sally Beauty Holdings, Inc.	(188,000)	(4,877)*
	Number of Shares	Value (000's omitted)
Sonic Automotive, Inc. Class A	(350,000)	$(6,265)
Tiffany & Co.	(35,400)	(2,599)
		(26,149)
Technology Hardware, Storage & Peripherals (0.2%)
Seagate Technology PLC	(110,000)	(3,774)
Textiles, Apparel & Luxury Goods (0.9%)
Ralph Lauren Corp.	(105,000)	(10,301)
Under Armour, Inc. Class A	(110,000)	(3,421	)*
Under Armour, Inc. Class C	(75,000)	(1,939	)*
VF Corp.	(109,000)	(5,909)
		(21,570)
Total Common Stocks Sold Short (Proceeds $(291,970))		(289,766)
	Principal Amount (000's omitted)
Corporate Bonds Sold Short (1.4%)
Entertainment (0.6%)
Pinnacle Entertainment, Inc., 5.63%, due 5/1/24	$(6,200)	(6,256	)(c)(i)
Scientific Games Int'l, Inc., 7.00%, due 1/1/22	(7,000)	(7,507	)(c)
		(13,763)
Food (0.2%)
Whole Foods Market, Inc., 5.20%, due 12/3/25	(4,000)	(4,324)
Internet (0.2%)
Zayo Group LLC/Zayo Capital, Inc., 6.38%, due 5/15/25	(5,000)	(5,294)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Lodging (0.1%)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	$(4,000)	$(4,030	)(c)
Packaging & Containers (0.3%)
Reynolds Group Issuer, Inc., 7.00%, due 7/15/24	(6,600)	(7,078	)(c)
Total Corporate Bonds Sold Short (Cost $(33,135))		(34,489)
	Number of Shares	Value (000's omitted)
Exchange Traded Funds Sold Short (2.1%)
Consumer Discretionary Select Sector SPDR Fund	(373,000)	$(29,131)
iShares Core S&P Small-Cap ETF	(77,000)	(9,138)
Vanguard REIT ETF	(146,600)	(11,986)
Total Exchange Traded Funds Sold Short (Proceeds $(43,979))		(50,255)
	Value (000's omitted)
Total Short Positions (Proceeds $(369,084))	$(374,510)
Total Investments (83.8%) (Cost $1,811,447)	2,010,929
Other Assets Less Liabilities (16.2%)	387,548	(h)
Net Assets (100.0%)	$2,398,477

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for futures and written options.

(b)  All or a portion of this security is segregated in connection with obligations for securities sold short and/or options written and/or swap contracts and/or futures contracts with a total value of approximately $548,644,000.

(c)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $110,155,000 of long positions and $(24,871,000) of short positions, or 4.6% and (1.0%), respectively, of net assets for the Fund. Securities denoted with a (c) but without a (i) have been deemed by the investment manager to be liquid.

(d)  Security fair valued as of 10/31/2016 in accordance with procedures approved by the Fund's Board of Trustees. Total value of all such securities at 10/31/2016 amounted to approximately $11,550,000, which represents 0.5% of net assets of the Fund.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(f)  Represents 7-day effective yield as of 10/31/2016.

(g)  At 10/31/2016 the Fund had approximately $381,110,000 deposited, in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(h)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

(i)  Illiquid security.

(j)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At 10/31/2016, this security amounted to approximately $11,550,000, which represents 0.5% of net assets of the Fund.

(000's omitted)	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 10/31/2016	Fair Value Percentage of Net Assets as of 10/31/2016
Moderna Therapeutics (Series F Preferred Shares)	8/10/2016	$11,550	0.5%	$11,550	0.5%

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/16/2016	658 Russell 2000 Mini Index	Short	$4,088,207
12/16/2016	3,238 S&P 500 E-Mini Index	Short	7,940,475
12/16/2016	160 S&P MidCap 400 E-Mini Index	Short	1,004,433
12/20/2016	96 U.S. Treasury Long Bond	Short	152,470
Total			$13,185,585

At October 31, 2016, the notional value of futures for the Fund was $(461,229,930) for short positions. The Fund had $19,805,200 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2016, the average notional value of futures for the Fund was $(419,459,784) for short positions.

Total return basket swap contracts ("total return basket swaps")

At October 31, 2016, the Fund had outstanding total return basket swaps(a) as follows:

Counterparty	Description	Expiration Date(s)	Value
Citibank, N.A.	The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	11/22/2017	$167,001

(a)  The following table represents the individual short positions and related values of the total return basket swaps as of October 31, 2016.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Reference Entity	Shares	Notional Value(b)	Net Unrealized Appreciation/ (Depreciation)
Short Positions
CGCBFOD2
United Natural Foods Inc.	(26,987)	$(2,878,894)	$96,278
Sprouts Farmers Market Inc.	(20,056)	(2,139,540)	71,552
	(47,043)	(5,018,434)	167,830
Total Short Positions of Total Return Basket Swaps			$167,830
Net Cash and Other Receivables (Payables)			(829)
Total Return Basket Swaps, at Value — Citibank N.A.			$167,001

Counterparty	Description	Expiration Date(s)	Value
Goldman Sachs International	The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	4/16/2017- 3/14/2018	$(3,721,554)

Reference Entity	Shares	Notional Value(b)	Net Unrealized Appreciation/ (Depreciation)
Short Positions
GSCBNBCB
Bank of Nova Scotia	(6,580)	$(592,158)	$5,328
National Bank of Canada	(6,421)	(577,883)	5,199
Canadian Western Bank	(5,837)	(525,349)	4,726
Boardwalk Real Estate Investment Trust	(5,785)	(520,691)	4,685
CIBC	(5,777)	(519,898)	4,677
	(30,400)	(2,735,979)	24,615
GSCBNBCB
Bank of Nova Scotia	(14,913)	(1,043,037)	(287,041)
National Bank of Canada	(14,554)	(1,017,892)	(280,121)
Canadian Western Bank	(13,230)	(925,359)	(254,656)
Boardwalk Real Estate Investment Trust	(13,113)	(917,154)	(252,399)
CIBC	(13,093)	(915,758)	(252,014)
	(68,903)	(4,819,200)	(1,326,231)
GSCBNBCB
Bank of Nova Scotia	(6,152)	(413,577)	(135,129)
National Bank of Canada	(6,004)	(403,607)	(131,872)
Canadian Western Bank	(5,458)	(366,916)	(119,883)
Boardwalk Real Estate Investment Trust	(5,410)	(363,662)	(118,820)
CIBC	(5,401)	(363,109)	(118,639)
	(28,425)	(1,910,871)	(624,343)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Reference Entity	Shares	Notional Value(b)	Net Unrealized Appreciation/ (Depreciation)
GSCBNBCB
Bank of Nova Scotia	(5,267)	$(403,893)	$(65,860)
National Bank of Canada	(5,140)	(394,156)	(64,273)
Canadian Western Bank	(4,673)	(358,325)	(58,430)
Boardwalk Real Estate Investment Trust	(4,631)	(355,148)	(57,912)
CIBC	(4,624)	(354,607)	(57,824)
	(24,335)	(1,866,129)	(304,299)
GSCBNBCD
Restaurant Brands International Inc.	(34,784)	(3,398,032)	(661,311)
Jack in the Box Inc.	(26,046)	(2,544,355)	(495,172)
Sonic Corp.	(11,506)	(1,123,994)	(218,747)
	(72,336)	(7,066,381)	(1,375,230)
GSCBNINV
FS Investment Corp.	(15,364)	(1,521,952)	(19,178)
Prospect Capital Corp.	(12,426)	(1,230,992)	(15,512)
Triangle Capital Corp.	(8,380)	(830,164)	(10,461)
Apollo Investment Corp.	(8,171)	(809,412)	(10,200)
New Mountain Finance Corp.	(7,424)	(735,415)	(9,267)
Fifth Street Finance Corp.	(5,288)	(523,834)	(6,601)
PennantPark Investment Corp.	(4,373)	(433,171)	(5,459)
Medley Capital Corp.	(3,784)	(374,902)	(4,724)
THL Credit Inc.	(2,936)	(290,829)	(3,665)
Ares Capital Corp.	(2,354)	(233,179)	(2,938)
	(70,500)	(6,983,850)	(88,005)
GSCBNINV
FS Investment Corp.	(12,344)	(1,208,010)	(30,250)
Prospect Capital Corp.	(9,985)	(977,068)	(24,467)
Triangle Capital Corp.	(6,733)	(658,921)	(16,500)
Apollo Investment Corp.	(6,565)	(642,450)	(16,088)
New Mountain Finance Corp.	(5,965)	(583,717)	(14,617)
Fifth Street Finance Corp.	(4,249)	(415,780)	(10,411)
PennantPark Investment Corp.	(3,513)	(343,818)	(8,610)
Medley Capital Corp.	(3,041)	(297,569)	(7,451)
THL Credit Inc.	(2,359)	(230,838)	(5,780)
Ares Capital Corp.	(1,891)	(185,080)	(4,635)
	(56,645)	(5,543,251)	(138,809)
GSCBNML3
Tallgrass Energy Partners LP	(18,893)	(1,842,740)	35,825
Summit Midstream Partners LP	(18,460)	(1,800,525)	35,004
Tesoro Logistics LP	(11,610)	(1,132,389)	22,015
NuStar GP Holdings LLC	(11,584)	(1,129,922)	21,967
Enable Midstream Partners LP	(10,874)	(1,060,576)	20,618
MPLX LP	(3,912)	(381,543)	7,417
	(75,333)	(7,347,695)	142,846

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Reference Entity	Shares	Notional Value(b)	Net Unrealized Appreciation/ (Depreciation)
GSCBNML3
Tallgrass Energy Partners LP	(2,599)	$(252,298)	$3,735
Summit Midstream Partners LP	(2,539)	(246,518)	3,649
Tesoro Logistics LP	(1,597)	(155,041)	2,295
NuStar GP Holdings LLC	(1,594)	(154,703)	2,290
Enable Midstream Partners LP	(1,496)	(145,209)	2,149
MPLX LP	(538)	(52,239)	773
	(10,363)	(1,006,008)	14,891
Total Short Positions of Total Return Basket Swaps			$(3,674,565)
Net Cash and Other Receivables (Payables)			(46,989)
Total Return Basket Swaps, at Value — Goldman Sachs International			$(3,721,554)
Total Return Basket Swaps, at Value			$(3,554,553)

(b)  Notional value represents the value (including any fees or commissions) of the short positions when they were established.

Total return swap contracts ("total return swaps")

At October 31, 2016, the Fund had outstanding over-the-counter ("OTC") total return swaps as follows:

Short Total Return Swaps

Swap Counterparty	Reference Entity	Notional Value(c)	Termination Date	Fixed-rate		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
Goldman Sachs International	Russell Mid-Cap Index Fund	$(35,890,213)	11/29/2017	(0.02	)%(d)	$(1,576,765)	$(6,802)	$(1,583,567	)(f)
Citibank N.A.	Utilities Select Sector SPDR ETF	(21,674,400)	9/21/2017	0.60	%(e)	(74,800)	—	(74,800)
Total						$(1,651,565)	$(6,802)	$(1,658,367)

(c)  Notional value represents the value (including any fees or commissions) of the short positions when they were established.

(d)  Variable-rate. 1-month LIBOR minus 0.55% as of 10/26/2016.

(e)  Variable-rate. 1-month LIBOR plus 0.07% as of 10/19/2016.

At October 31, 2016, the Fund had cash collateral of $60,000 and $5,630,000 deposited in segregated accounts for Citibank, N.A and Goldman Sachs International, respectively, to cover collateral requirements on OTC derivatives.

For the year ended October 31, 2016, the average notional value of equity swaps, total return basket swaps and total return swaps for the Fund was $(71,104,604) for short positions.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Written option contracts ("options written")

At October 31, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Allison Transmission Holdings, Inc., Put	3,653	$22.5	11/18/16	$(0	)(f)
Ashland Global Holdings, Inc., Put	208	105	01/20/17	(50,440)
Cheniere Energy Partners LP, Put	1,360	27	03/17/17	(309,400)
DaVita, Inc., Put	225	55	11/18/16	(19,401)
Five Below, Inc., Put	416	33	11/18/16	(6,240)
Five Below, Inc., Put	500	36	11/18/16	(30,000)
Kinder Morgan, Inc., Call	2,830	26	03/17/17	(59,430)
Kinder Morgan, Inc., Put	2,830	18	03/17/17	(206,590)
KKR & Co. LP, Put	4,600	10	03/17/17	(57,500)
Nielsen Holdings PLC, Call	322	43	12/16/16	(9,016)
Party City Holdco, Inc., Put	600	12.5	01/20/17	(16,500)
Restoration Hardware Holdings, Inc., Call	458	50	01/20/17	(6,870	)(f)
Restoration Hardware Holdings, Inc., Put	458	27.5	01/20/17	(103,050)
Russell 2000 Index, Call	235	1,250	12/16/16	(179,775)
Russell 2000 Index, Put	235	1,000	12/16/16	(54,637)
Sally Beauty Holdings, Inc., Put	900	25	12/16/16	(85,500)
SBA Communications Corp., Put	350	100	01/20/17	(46,375)
Schlumberger Ltd., Put	465	67.5	01/20/17	(37,898)
Sherwin-Williams Co., Put	218	230	12/16/16	(70,850)
S&P 500 Index, Call	67	2,175	12/16/16	(111,555)
S&P 500 Index, Put	67	1,750	12/16/16	(17,252)
SPDR S&P Retail ETF, Call	4,050	55	01/20/17	(0	)(f)
SPDR S&P Retail ETF, Put	6,600	37	11/18/16	(16,500)
Starbucks Corp., Put	1,000	48.75	01/20/17	(81,000)
Stericycle, Inc., Put	500	70	11/18/16	(16,250)
Stericycle, Inc., Put	250	75	11/18/16	(15,000)
Wells Fargo & Co., Put	875	42	04/21/17	(114,625)
Wesco Aircraft Holdings, Inc., Put	2,836	12.5	12/16/16	(97,168	)(g)
Wex, Inc., Call	460	95	11/18/16	(710,700)
Wex, Inc., Call	460	105	02/17/17	(423,200)
Weyerhaeuser Co., Put	510	28	01/20/17	(36,975)
Whole Foods Market, Inc., Put	1,000	25	01/20/17	(54,000)
Whole Foods Market, Inc., Put	3,000	26	01/20/17	(235,500)
Whole Foods Market, Inc., Put	3,000	28	01/20/17	(466,500)
Whole Foods Market, Inc., Put	1,000	25	02/17/17	(81,500)
Wyndham Worldwide Corp., Put	1,380	60	01/20/17	(124,200)
Total (premium received: $5,858,296)				$(3,951,397)

At October 31, 2016, the Fund had $50,827 deposited in a segregated account to cover requirements on options written.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

Options written for the Fund for the year ended October 31, 2016 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/2015	9,404	$7,434,936
Options written	182,692	20,755,006
Options expired	(81,450)	(7,536,715)
Options exercised	(26,904)	(6,032,988)
Options closed	(35,824)	(8,761,943)
Outstanding 10/31/2016	47,918	$5,858,296

For the year ended October 31, 2016, the Fund had an average market value of $5,756,735 in options purchased contracts, and $(4,787,766) in options written, respectively. At October 31, 2016 Long Short had pledged securities in the amount of $39,992,203 to cover collateral requirements for options written.

(f)  Security fair valued as of 10/31/2016 in accordance with procedures approved by the Fund's Board of Trustees.

(g)  OTC option. Counterparty is Goldman Sachs International.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$1,831,055	$—	$—	$1,831,055
Preferred Stock(a)	—	—	11,550	11,550
Corporate Bonds(a)	—	225,866	—	225,866
Options Purchased	6,589	—	—	6,589
Master Limited Partnerships(a)	19,861	—	—	19,861
Short-Term Investment	—	290,518	—	290,518
Total Long Positions	$1,857,505	$516,384	$11,550	$2,385,439

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/16	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/16
Investments in Securities:
Preferred Stock
Health Care	$—	$—	$—	$—	$11,550	$—	$—	$—	$11,550	$—
Total	$—	$—	$—	$—	$11,550	$—	$—	$—	$11,550	$—

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2016.

Asset class	Fair value at 10/31/16	Valuation techniques	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input(c)
Preferred Stock	$11,550,002	Market Transaction Method	Transaction Price	$8.78	$8.78	Decrease

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(d)	$(289,766)	$—	$—	$(289,766)
Corporate Bonds Sold Short(d)	—	(34,489)	—	(34,489)
Exchange Traded Funds Sold Short	(50,255)	—	—	(50,255)
Total Short Positions	$(340,021)	$(34,489)	$—	$(374,510)

(d)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the year ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(f)	Total
Futures(e)
Assets	$13,186	$—	$—	$13,186
Swap contracts(e)
Assets	—	353	—	353
Liabilities	—	(5,566)	—	(5,566)
Options written
Liabilities	(3,847)	(97)	(7)	(3,951)
Total	$9,339	$(5,310)	$(7)	$4,022

(e)  Futures are reported at the cumulative appreciation/(depreciation) of the instrument. Swap contracts are reported at the cumulative unrealized appreciation/(depreciation), with the exception of total return swaps, which are reported in the table at value.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (cont'd)

(f)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/15	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/16
Other Financial Instruments:
Options Written(g)	$—	$—	$—	$15	$—	$(22)	$—	$—	$(7)	$15
Total	$—	$—	$—	$15	$—	$(22)	$—	$—	$(7)	$15

(g)  As of the year ended October 31, 2016, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund 10/31/16

	Principal Amount(a) (000's omitted)	Value (000's omitted)
Loan Assignments(b) (3.7%)
All Telecom (1.0%)
Thomas Reuters LP, Term Loan B, 4.75%, due 9/15/23	$300	$300
Lodging & Casinos (1.6%)
Caesars Growth Properties Holdings LLC, Term Loan B, due 5/8/21	499	498	(c)(d)
Oil & Gas (1.1%)
Chesapeake Energy Corp., First Lien Term Loan, due 8/23/21	300	321	(c)(d)
Total Loan Assignments1,119 (Cost $1,078)
	Number of Shares
Preferred Stock (2.5%)
Banks (2.5%)
GMAC Capital Trust I, Ser. 2, 6.60% (Cost $752)	30,000	766	(b)
	Principal Amount(a) (000's omitted)
Corporate Bonds (84.5%)
Agriculture (0.8%)
Philip Morris Int'l, Inc., 1.13%, due 8/21/17	$235	235
Auto Manufacturers (6.5%)
American Honda Finance Corp., 0.49%, due 11/7/16	250	250
Daimler Finance North America LLC, 1.20%, due 3/10/17	500	500	(b)(e)
Nissan Motor Acceptance Corp., 1.39%, due 3/03/17	400	401	(b)(e)
	Principal Amount(a) (000's omitted)	Value (000's omitted)
Toyota Motor Credit Corp.
0.10%, due 1/4/17	$250	$250
1.02%, due 5/16/17	583	583	(b)
		1,984
Banks (12.6%)
Capital One N.A., 1.46%, due 2/05/18	400	400	(b)
HSBC USA, Inc., 1.16%, due 6/23/17	500	499	(b)
JPMorgan Chase & Co.
7.90%, due 12/29/49	800	825	(b)
1.34%, due 2/15/17	300	300	(b)
Lloyds Bank PLC, 12.00%, due 12/29/49	1,000	1,360	(b)(e)(f)
US Bancorp, 1.65%, due 5/15/17	450	451
		3,835
Biotechnology (0.3%)
Amgen, Inc., 1.19%, due 5/22/17	100	100	(b)
Computers (0.7%)
Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 5.88%, due 6/15/21	200	210	(e)
Distribution/Wholesale (1.6%)
Mitsubishi Int'l Co., 0.10%, due 12/22/16	500	499
Diversified Financial Services (3.4%)
Nationstar Mortgage LLC/ Nationstar Capital Corp., 9.63%, due 5/1/19	1,000	1,048	(f)
Electric (0.7%)
Duke Energy Progress LLC, 1.04%, due 3/6/17	200	200	(b)
	Principal Amount(a) (000's omitted)	Value (000's omitted)
Food (0.5%)
JBS USA LUX SA/JBS USA Finance, Inc., 7.25%, due 6/1/21	$150	$154	(e)
Forest Products & Paper (1.4%)
Suzano Trading Ltd., 5.88%, due 1/23/21	400	413	(e)
Healthcare—Services (2.2%)
HCA, Inc., 6.50%, due 2/15/20	250	277
Roche Holdings, Inc., 0.94%, due 9/29/17	400	400	(b)(e)
		677
Insurance (2.1%)
Berkshire Hathaway Finance Corp.
1.60%, due 5/15/17	150	151
1.03%, due 1/10/17	500	500	(b)
		651
Iron—Steel (1.7%)
BlueScope Steel Finance Ltd./ BlueScope Steel Finance USA LLC, 7.13%, due 5/1/18	500	510	(e)
Machinery—Construction & Mining (0.8%)
Caterpillar Finance Services Co., 0.10%, due 11/08/16	250	250
Media (10.9%)
Altice Financing SA, 7.50%, due 5/15/26	500	516	(e)
Altice US Finance I Corp., 5.50%, due 5/15/26	200	204	(e)
Cablevision Systems Corp., 8.63%, due 9/15/17	300	314	(f)
CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, due 4/1/24	200	211	(e)

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

	Principal Amount(a) (000's omitted)		Value (000's omitted)
CSC Holdings LLC, 10.88%, due 10/15/25		$700	$805	(e)(f)
NBCUniversal Enterprise, Inc., 1.57%, due 4/15/18		400	403	(b)(e)
SFR Group SA, 7.38%, due 5/1/26		200	202	(e)
WideOpenWest Finance LLC/Wide OpenWest Capital Corp.
13.38%, due 10/15/19		45	48
10.25%, due 7/15/19		600	630
			3,333
Mining (1.3%)
First Quantum Minerals Ltd., 7.25%, due 10/15/19		200	197	(e)
HudBay Minerals, Inc., 9.50%, due 10/1/20		200	205
			402
Oil & Gas (12.8%)
Chevron Corp., 1.15%, due 11/9/17		500	501	(b)
Citgo Holding, Inc., 10.75%, due 2/15/20		500	512	(e)
Exxon Mobil Corp., 0.54%, due 12/16/16		500	500
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, due 2/15/20		415	423
Petrobras Global Finance BV
5.88%, due 3/7/22	EUR	300	345
4.38%, due 5/20/23		$250	226
Seadrill Ltd., 6.13%, due 9/15/17		250	111	(e)(g)
Shell Int'l Finance BV, 1.13%, due 5/10/17		500	501(b)
	Principal Amount(a) (000's omitted)	Value (000's omitted)
YPF SA, 8.50%, due 3/23/21	$700	$770	(e)(f)
		3,889
Packaging & Containers (3.9%)
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc., 6.25%, due 1/31/19	650	662	(e)
Reynolds Group Issuer, Inc.
8.25%, due 2/15/21	200	209
9.88%, due 8/15/19	100	103
4.38%, due 7/15/21	200	204	(b)(e)
		1,178
Pipelines (1.7%)
Access Midstream Partners L.P., 4.88%, due 5/15/23	250	253
DCP Midstream Operating L.P., 2.50%, due 12/1/17	250	248
		501
Software (1.6%)
Oracle Corp., 1.07%, due 7/7/17	500	500	(b)
Telecommunications (17.0%)
AT&T, Inc., 1.26%, due 3/30/17	300	300	(b)
DigitalGlobe, Inc., 5.25%, due 2/01/21	300	302	(e)
EarthLink, Inc.
8.88%, due 5/15/19	69	71
7.38%, due 6/1/20	1,000	1,050	(f)
Frontier Communications Corp., 11.00%, due 9/15/25	350	357
Intelsat Jackson Holdings SA, 7.25%, due 4/01/19	235	188
Intelsat Luxembourg SA
8.13%, due 6/1/23	200	66
	Principal Amount(a) (000's omitted)	Value (000's omitted)
7.75%, due 6/1/21	$75	$24
Sprint Corp., 7.13%, due 6/15/24	250	238
Sprint Nextel Corp.
7.00%, due 8/15/20	300	311
9.00%, due 11/15/18	850	935	(e)(f)
Verizon Communications, Inc., 1.23%, due 6/9/17	500	501	(b)
Wind Acquisition Finance SA, 7.38%, due 4/23/21	800	820	(e)(f)
		5,163
Total Corporate Bonds (Cost $25,768)		25,732
Foreign Government Securities (4.0%)
Argentine Republic Government International Bond
2.50%, due 12/31/38	400	273	(g)
6.25%, due 4/22/19	400	424	(e)
Brazilian Government International Bond, 4.88%, due 1/22/21	500	529
Total Foreign Government Securities (Cost $1,233)		1,226
	Number of Shares
Short-Term Investment (12.7%)
Investment Company (12.7%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $3,877)	3,876,538	3,877	(h)(f)
Total Investments (107.4%) (Cost $32,708)		32,720
Other Assets Less Liabilities [(7.4%)]		(2,257	)(i)
Net Assets (100.0%)		$30,463

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

EUR = Euro

(b)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  All or a portion of this security has not settled as of 10/31/2016 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $11,226,000 or 36.8% of net assets for the fund. These securities have been deemed by the investment manager to be liquid.

(f)  All or a portion of this security is segregated in connection with obligations for forward foreign currency contracts and/or written options and/or futures and/or swaps with a total value of approximately $10,715,000.

(g)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency. The interest rate shown was the current rate as of 10/31/2016.

(h)  Represents 7-day effective yield as of 10/31/2016.

(i)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/8/2016	3 Euro-BTP	Short	$17,249
12/8/2016	15 Euro-Bund	Short	5,901
12/8/2016	3 Euro-Buxl Bond, 30 Year	Short	31,785
Total			$54,935

At October 31, 2016, the notional value of futures for the Fund was $(3,719,035) for short positions. The Fund had $60,984 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2016, the average notional value of futures for the Fund was $3,522,202 for long positions and $(1,321,284) for short positions.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

Forward foreign currency contracts ("forward contracts")

At October 31, 2016, open forward contracts for the Fund were as follows:

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
4,600	Euro	$5,179	Goldman Sachs International	11/16/16	$127
220,400	Euro	248,120	Goldman Sachs International	11/16/16	6,041
125,000	Euro	137,651	Goldman Sachs International	11/16/16	356
Total					$6,524

For the year ended October 31, 2016, the Fund's investments in forward contracts had an average notional value of $675,867.

Credit default swap contracts ("credit default swaps")

At October 31, 2016, the Fund had outstanding over-the-counter ("OTC") credit default swaps as follows:

OTC Credit Default Swaps — Buy Protection

Swap Counterparty	Reference Entity	Notional Amount(a)		Contract Annual Fixed Rate(b)	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
Goldman Sachs International	South Africa (Republic of), Senior Unsecured Notes, 5.50%, due 3/9/2020		$500,000	1.00%	12/20/2021	$37,999	$(4,588)	$(583)	$32,828
JPMorgan Chase Bank, N.A.	Societe Generale SA, Senior Unsecured Notes, 3.75%, due 3/1/2017	EUR	500,000	1.00%	12/20/2021	(7,063)	(991)	(646)	(8,700)
Goldman Sachs International	Chile (Republic of), Senior Unsecured Notes, 3.88%, due 8/5/2020		$500,000	1.00%	12/20/2021	(1,479)	(1,263)	(569)	(3,311)
Goldman Sachs International	KB Home, Senior Unsecured Notes, 9.10%, due 9/15/2017		$250,000	5.00%	12/20/2021	(16,879)	(898)	(1,458)	(19,235)
Total						$12,578	$(7,740)	$(3,256)	$1,582

(a)  The notional amount is stated in the currency in which the contract is denominated.

EUR = Euro

(b)  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the credit default swaps.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

OTC Credit Default Swaps — Sell Protection

Swap Counterparty	Reference Entity	Notional Amount	Contract Annual Fixed Rate(c)	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
Goldman Sachs International	United Mexican States, Senior Unsecured Medium Term Notes, 5.95%, due 3/19/2019	$500,000	1.00%	12/20/2021	$(15,955)	$2,772	$583	$(12,600)
Goldman Sachs International	Brazil, Federative Republic of (Government), 4.25%, due 1/7/2025	500,000	1.00%	12/20/2021	(42,103)	2,207	583	(39,313)
JPMorgan Chase Bank, N.A.	Dell, Inc., Senior Unsecured Notes, 7.10%, due 4/15/2028	250,000	1.00%	12/20/2021	(25,202)	1,618	292	(23,292)
Goldman Sachs International	Dell, Inc., Senior Unsecured Notes, 7.10%, due 4/15/2028	250,000	1.00%	12/20/2021	(25,202)	1,618	292	(23,292)
Total					$(108,462)	$8,215	$1,750	$(98,497)

(c)  The contract annual fixed rate represents the annual fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swaps.

At October 31, 2016, the Fund had outstanding centrally cleared credit default swaps as follows:

Centrally Cleared Credit Default Swaps — Sell Protection

Clearinghouse	Reference Entity	Notional Amount	Contract Annual Fixed Rate(d)	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE Clear Credit LLC	CDX.EM.26.V1	$2,500,000	1.00%	12/20/2021	$(158,777)	$(5,117)	$2,917	$(160,977)
Total					$(158,777)	$(5,117)	$2,917	$(160,977)

(d)  The contract annual fixed rate represents the annual fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swaps.

For the year ended October 31, 2016, the average notional value of credit default swaps for the Fund was $2,889,825 for buy protection and $1,753,171 for sell protection.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

Total return swap contracts ("total return swaps")

At October 31, 2016, the Fund had outstanding OTC total return swaps as follows:

Long Total Return Swaps

Swap Counterparty	Reference Entity	Notional Value(e)	Termination Date	Fixed-rate		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	$435,150	4/12/2018	(0.77	)%(f)	(5,050)	205	(4,845)
Goldman Sachs International	NXP Semiconductors NV US Equity	314,564	4/25/2018	0.92	%(g)	(14,564)	(64)	(14,628)
Total						$(19,614)	$141	$(19,473)

(e)  Notional value represents the value (including any fees or commissions) of the long positions when they were established and is stated in the currency in which the contract is denominated.

(f)  Variable-rate. 1-month LIBOR minus 1.30% as of 10/13/2016.

(g)  Variable-rate. 1-month LIBOR plus 0.40% as of 10/19/2016.

Short Total Return Swaps

Swap Counterparty	Reference Entity	Notional Value(h)	Termination Date	Fixed-rate		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
BNP Paribas SA	Hexion, Inc., First Lien, 10.00%, due 4/15/2020	$(100,000)	9/15/2017	(0.03	)%(i)	$1,821	$—	$1,821
BNP Paribas SA	Sabine Pass Long LP, First Lien, 7.50%, due 11/30/2016	(500,000)	9/15/2017	(0.03	)%(i)	(4,032)	(3)	(4,035)
BNP Paribas SA	Senior Unsecured HCA, Inc., Notes, 5.38%, due 2/1/2025	(200,000)	9/15/2017	(0.03	)%(i)	10,006	(1)	10,005
BNP Paribas SA	Michaels Stores, Inc., Senior Subordinated, 5.88%, due 12/15/2020	(500,000)	9/15/2017	(0.03	)%(i)	(4,459)	(3)	(4,462)
BNP Paribas SA	SBA Communications Corp., Senior Unsecured Notes, 4.88%, due 7/15/2022	(250,000)	9/15/2017	(0.03	)%(i)	460	(1)	459
BNP Paribas SA	Tenet Healthcare Corp., Senior Unsecured Notes, 6.75%, due 6/15/2023	(550,000)	9/15/2017	(0.03	)%(j)	34,771	(4)	34,767
BNP Paribas SA	HCA, Inc., Senior Unsecured Notes, 5.88%, due 2/15/2026	(250,000)	9/15/2017	(0.03	)%(k)	9,877	(1)	9,876

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

Swap Counterparty	Reference Entity	Notional Value(h)		Termination Date	Fixed-rate		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
BNP Paribas SA	SFR Group SA/Numericable Group SA, First Lien, 5.38%, due 5/15/2022	EUR	(500,000)	10/9/2017	(1.12	)%(l)	$(7,709)	$(250)	$(7,959)
BNP Paribas SA	Intesa Sanpaolo SPA, Senior Unsecures Notes, 1.13%, due 3/4/2022	EUR	(300,000)	11/17/2017	(1.07	)%(m)	6,003	(126)	5,877
BNP Paribas SA	Intesa Sanpaolo SPA, Senior Unsecured Notes, 1.13%, due 3/4/2022	EUR	(200,000)	11/17/2017	(0.97	)%(n)	(471)	(76)	(547)
Total							$46,267	$(465)	$45,802

(h)  Notional value represents the value (including any fees or commissions) of the short positions when they were established and is stated in the currency in which the contract is denominated.

EUR = Euro

(i)  Variable-rate. 1-month LIBOR minus 0.50% as of 10/13/2016.

(j)  Variable-rate. 1-month LIBOR minus 0.50% as of 10/6/2016.

(k)  Variable-rate. 1-month LIBOR minus 0.50% as of 10/4/2016.

(l)  Variable-rate. 1-month Euribor minus 0.75% as of 10/13/2016.

(m)  Variable-rate. 1-month Euribor minus 0.70% as of 10/13/2016.

(n)  Variable-rate. 1-month Euribor minus 0.60% as of 10/13/2016.

At October 31, 2016, the Fund had cash collateral of $60,000 and $1,220,00 deposited in a segregated account for Goldman Sachs International and BNP Paribas SA, respectively, to cover collateral requirements on OTC derivatives.

For the year ended October 31, 2016, the average notional value of equity swaps, total return basket swaps and total return swaps for the Fund was $134,884 for long positions and $(1,705,882) for short positions.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (cont'd)

Written option contracts ("options written")

At October 31, 2016, the Fund had no outstanding options written.

Options written for the Fund for the year ended October 31, 2016 were as follows:

	Number of Contracts	Notional Amount—Swaptions(a) (000's omitted)		Premium Received
		EUR	USD	USD
Outstanding 10/31/2015	150	—	$—	$13,362
Options written	235	2,500	20,500	135,823
Options expired	(10)		(8,000)	(43,391)
Options exercised	—	(2,500)	(10,000)	(12,394)
Options closed	(375)	—	(2,500)	(93,400)
Outstanding 10/31/2016	—	—	$—	$—

(a)  The notional amount is stated in the currency in which the contract is denominated.

EUR = Euro

For the year ended October 31, 2016, the Fund had an average market value of $19,443 in options purchased, and $(3,837) in options written, respectively.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Loan Assignments(a)	$—	$1,119	$—	$1,119
Preferred Stock(a)	766	—	—	766
Corporate Bonds(a)	—	25,732	—	25,732
Foreign Government Securities(a)	—	1,226	—	1,226
Short-Term Investment	—	3,877	—	3,877
Total Long Positions	$766	$31,954	$—	$32,720

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the year ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(b)
Assets	$55	$—	$—	$55
Forwards(b)
Assets	—	7	—	7
Swap contracts
Assets	—	96	—	96
Liabilities	—	(327)	—	(327)
Total	$55	$(224)	$—	$(169)

(b)  Futures and forward contracts are reported at the cumulative appreciation/(depreciation) of the instrument.
See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund 10/31/16

	Number of Shares	Value (000's omitted)
Common Stocks (29.5%)
Aerospace & Defense (0.5%)
BAE Systems PLC	2,008	$13
Boeing Co.	122	18
Huntington Ingalls Industries, Inc.	24	4
Lockheed Martin Corp.	216	53
Raytheon Co.	37	5
		93
Air Freight & Logistics (0.3%)
Expeditors International of Washington, Inc.	39	2
Royal Mail PLC	231	1
United Parcel Service, Inc. Class B	379	41	(a)
		44
Airlines (0.1%)
Cathay Pacific Airways Ltd.	2,000	3
Copa Holdings SA Class A	48	4
easyJet PLC	89	1
Japan Airlines Co. Ltd.	100	3
Singapore Airlines Ltd.	500	4
		15
Auto Components (0.2%)
Brembo SpA	88	5
CIE Automotive SA	223	5
Gentex Corp.	32	1
Metaldyne Performance Group, Inc.	24	0	(b)
Nokian Renkaat OYJ	140	5
Sumitomo Rubber Industries Ltd.	200	3
Superior Industries International, Inc.	78	2
Xinyi Glass Holdings Ltd.	8,000	7	*
		28
Automobiles (0.1%)
Bayerische Motoren Werke AG, Preference Shares	77	6
Ford Motor Co.	551	6
	Number of Shares	Value (000's omitted)
General Motors Co.	19	$1
Isuzu Motors Ltd.	100	1
Renault SA	38	3
		17
Banks (1.2%)
Australia & New Zealand Banking Group Ltd.	2,235	47
Bank of Queensland Ltd.	66	1
Bendigo & Adelaide Bank Ltd.	847	7
BGEO Group PLC	82	3
BNP Paribas SA	34	2
BOC Hong Kong Holdings Ltd.	4,000	14
Dah Sing Financial Holdings Ltd.	400	3
First Hawaiian, Inc.	500	14	*
Fulton Financial Corp.	338	5
Hang Seng Bank Ltd.	200	3
HSBC Holdings PLC	546	4
JPMorgan Chase & Co.	705	49	(a)
Nordea Bank AB	108	1
Oversea-Chinese Banking Corp. Ltd.	400	2
PNC Financial Services Group, Inc.	200	19
Popular, Inc.	18	1
Resona Holdings, Inc.	200	1
Societe Generale SA	100	4
Swedbank AB, A Shares	27	1
Umpqua Holdings Corp.	2,450	37
		218
Beverages (0.5%)
Anheuser-Busch InBev NV ADR	175	20
Coca-Cola Co.	771	33	(a)
PepsiCo, Inc.	299	32	(a)
		85
Capital Markets (0.1%)
3i Group PLC	1,366	11
Aberdeen Asset Management PLC	173	1
ASX Ltd.	69	3
BlackRock, Inc.	15	5
	Number of Shares	Value (000's omitted)
Donnelley Financial Solutions, Inc.	6	$0	*(b)
		20
Chemicals (0.6%)
Agrium, Inc.	200	18
Air Products & Chemicals, Inc.	29	4
BASF SE	681	60
Dow Chemical Co.	213	11	(a)
E.I. du Pont de Nemours & Co.	143	10	(a)
LyondellBasell Industries NV Class A	70	6	(a)
		109
Commercial Services & Supplies (0.1%)
ABM Industries, Inc.	90	4
De La Rue PLC	274	2
LSC Communications, Inc.	6	0	*(b)
Quad/Graphics, Inc.	219	5
R.R. Donnelley & Sons Co.	16	0	(b)
Republic Services, Inc.	95	5
Waste Management, Inc.	25	2
		18
Communications Equipment (0.4%)
Cisco Systems, Inc.	2,268	70	(a)
Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	45	1
CIMIC Group Ltd.	192	4
Peab AB	170	2
Skanska AB, B Shares	353	8
Vinci SA	335	24
		39
Construction Materials (0.0%)
Fletcher Building Ltd.	242	2
Consumer Finance (0.0%)
Navient Corp.	153	2
Containers & Packaging (0.1%)
Greif, Inc. Class B	53	3
International Paper Co.	500	23	(a)
Sonoco Products Co.	7	0	(b)
		26

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Distributors (0.1%)
D'ieteren SA	41	$2
Genuine Parts Co.	86	8
		10
Diversified Financial Services (0.0%)
Aker ASA, A Shares	59	2
L E Lundbergforetagen AB, B Shares	81	5
		7
Diversified Telecommunication Services (0.7%)
AT&T, Inc.	1,404	52	(a)
CenturyLink, Inc.	146	4
Elisa OYJ	69	2
HKT Trust & HKT Ltd.	5,000	7
Orange SA	98	2
PCCW Ltd.	11,003	7
Singapore Telecommunications Ltd.	5,800	16
Spark New Zealand Ltd.	840	2
TDC A/S	948	5	*
Telefonica SA	362	4
Telenor ASA	411	6
Telstra Corp. Ltd.	4,000	15
Verizon Communications, Inc.	13	1
		123
Electric Utilities (1.6%)
ALLETE, Inc.	31	2
American Electric Power Co., Inc.	110	7
AusNet Services	5,194	6
BKW AG	147	7
CLP Holdings Ltd.	1,500	15
Contact Energy Ltd.	201	1
Duke Energy Corp.	210	17	(a)
Edison International	326	24
EDP—Energias de Portugal SA	1,511	5
Enel SpA	1,876	8
Entergy Corp.	390	29	(a)
Eversource Energy	27	1
EVN AG	248	3
Exelon Corp.	950	32	(a)
Fortum OYJ	628	10
	Number of Shares	Value (000's omitted)
HK Electric Investments & HK Electric Investments Ltd.	3,907	$4	(c)
Mercury NZ Ltd	984	2
NextEra Energy, Inc.	408	52	(a)
OGE Energy Corp.	88	3
PG&E Corp.	75	5
Pinnacle West Capital Corp.	48	3
Power Assets Holdings Ltd.	500	5
PPL Corp.	82	3
Southern Co.	210	11	(a)
SSE PLC	555	11
Terna Rete Elettrica Nazionale SpA	1,194	6
Westar Energy, Inc.	8	0	(b)
Xcel Energy, Inc.	90	4
		276
Electrical Equipment (0.0%)
Eaton Corp. PLC	62	4
OSRAM Licht AG	14	1
		5
Electronic Equipment, Instruments & Components (0.1%)
Avnet, Inc.	188	8
Corning, Inc.	134	3
		11
Energy Equipment & Services (0.3%)
Amec Foster Wheeler PLC	1,380	7
Diamond Offshore Drilling, Inc.	237	4
Ensco PLC Class A	259	2
Helmerich & Payne, Inc.	545	34
National Oilwell Varco, Inc.	33	1
Petrofac Ltd.	249	2
RPC, Inc.	32	1	*
Tenaris SA	59	1
WorleyParsons Ltd.	91	1	*
		53
Food & Staples Retailing (0.6%)
Axfood AB	118	2
Casino Guichard Perrachon SA	90	4
J Sainsbury PLC	1,588	5
	Number of Shares	Value (000's omitted)
Kesko OYJ, B Shares	131	$7
METRO AG	16	1
Rallye SA	57	1
Sysco Corp.	158	8
Wal-Mart Stores, Inc.	347	24	(a)
Weis Markets, Inc.	33	2
Wesfarmers Ltd.	908	28
WM Morrison Supermarkets PLC	1,561	4
Woolworths Ltd.	747	13
		99
Food Products (0.4%)
Archer-Daniels- Midland Co.	144	6
Austevoll Seafood ASA	312	3
Campbell Soup Co.	11	1	(a)
ConAgra Foods, Inc.	800	39	(a)
Fresh Del Monte Produce, Inc.	91	5
General Mills, Inc.	99	6
Ingredion, Inc.	39	5
Salmar ASA	205	7
Tate & Lyle PLC	273	3
WH Group Ltd.	500	0	(c)(b)
		75
Gas Utilities (0.1%)
Enagas SA	58	1
Gas Natural SDG SA	192	4
ONE Gas, Inc.	98	6
Southwest Gas Corp.	26	2
Spire, Inc.	63	4
		17
Health Care Equipment & Supplies (0.0%)
DiaSorin SpA	55	3
Health Care Providers & Services (0.2%)
Ansell Ltd.	37	1
Anthem, Inc.	38	5
National HealthCare Corp.	38	2
Owens & Minor, Inc.	114	4
Quest Diagnostics, Inc.	67	5
Sonic Healthcare Ltd.	294	5
UnitedHealth Group, Inc.	38	5
		27

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Hotels, Restaurants & Leisure (0.4%)
Carnival Corp.	663	$32	(a)
Extended Stay America, Inc.	120	2
International Game Technology PLC	146	4
Las Vegas Sands Corp.	62	4
McDonald's Corp.	134	15	(a)
Sands China Ltd.	800	3
Six Flags Entertainment Corp.	33	2
Tatts Group Ltd.	162	1
		63
Household Durables (0.0%)
Berkeley Group Holdings PLC	46	1
Persimmon PLC	134	3
		4
Household Products (0.7%)
Colgate-Palmolive Co.	134	9
Kimberly-Clark Corp.	84	10	(a)
Procter & Gamble Co.	1,132	98	(a)
		117
Independent Power and Renewable Electricity Producers (0.2%)
Drax Group PLC	559	2
Meridian Energy Ltd.	1,087	2
NextEra Energy Partners LP	1,225	34
Uniper SE	23	0	*(b)
		38
Industrial Conglomerates (0.4%)
General Electric Co.	900	26	(a)
Keppel Corp. Ltd.	1,100	4
Koninklijke Philips NV	550	16
NWS Holdings Ltd.	2,000	4
Siemens AG ADR	150	17
		67
Insurance (2.0%)
Aflac, Inc.	128	9
Allianz SE	361	56
American Financial Group, Inc.	86	6
	Number of Shares	Value (000's omitted)
American National Insurance Co.	56	$6
Assicurazioni Generali SpA	200	3
Assurant, Inc.	7	1
AXA SA	1,615	36
Axis Capital Holdings Ltd.	73	4
Beazley PLC	283	1
Chubb Ltd.	14	2
Cincinnati Financial Corp.	146	10
CNA Financial Corp.	113	4
CNP Assurances	635	11
Direct Line Insurance Group PLC	473	2
Erie Indemnity Co. Class A	10	1
Everest Re Group Ltd.	10	2
Gjensidige Forsikring ASA	31	1
Hannover Rueck SE	68	8
Insurance Australia Group Ltd.	1,848	8
Legal & General Group PLC	3,447	9
Medibank Pvt Ltd.	221	0	(b)
MetLife, Inc.	675	32	(a)
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	117	23
NN Group NV	18	1
Old Mutual PLC	5,544	14
Progressive Corp.	52	2
Prudential Financial, Inc.	16	1
Reinsurance Group of America, Inc.	8	1
RSA Insurance Group PLC	207	1
Sampo OYJ, A Shares	109	5
SCOR SE	164	5
Selective Insurance Group, Inc.	21	1
Standard Life PLC	704	3
Suncorp Group Ltd.	75	1
Swiss Life Holding AG	19	5	*
Swiss Re AG	385	36
	Number of Shares	Value (000's omitted)
Travelers Cos., Inc.	49	$5
Zurich Insurance Group AG	124	32	*
		348
IT Services (0.6%)
Automatic Data Processing, Inc.	400	35	(a)
Convergys Corp.	70	2
IBM Corp.	209	32	(a)
Leidos Holdings, Inc.	649	27
Western Union Co.	287	6
Xerox Corp.	612	6
		108
Machinery (0.0%)
Cummins, Inc.	9	1
Weir Group PLC	80	2
Yangzijiang Shipbuilding Holdings Ltd.	1,500	1
		4
Marine (0.0%)
Dfds A/S	82	4
Media (0.3%)
New Media Investment Group, Inc.	21	0	(b)
Pearson PLC	918	8
Regal Entertainment Group Class A	1,900	41	(a)
Viacom, Inc. Class B	21	1
Vivendi SA	129	3
		53
Metals & Mining (1.2%)
Acacia Mining PLC	253	2
Anglo American PLC	1,383	19	*(a)
Bekaert NV	167	7
BHP Billiton Ltd.	2,223	39
BHP Billiton PLC	1,380	21	(a)
BlueScope Steel Ltd.	807	5
Boliden AB	92	2
Centamin PLC	440	1
Evolution Mining Ltd.	289	0	(b)
Fortescue Metals Group Ltd.	461	2
Franco-Nevada Corp.	200	13
Glencore PLC	1,104	3	*

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Hitachi Metals Ltd.	100	$1
Northern Star Resources Ltd.	518	2
OZ Minerals Ltd.	218	1
Reliance Steel & Aluminum Co.	107	7
Rio Tinto Ltd.	389	16
Rio Tinto PLC	1,109	39
Southern Copper Corp.	775	22	(a)
Steel Dynamics, Inc.	155	4
Vedanta Resources PLC	196	2
voestalpine AG	19	1
Worthington Industries, Inc.	36	2
		211
Multi-Utilities (0.8%)
ACEA SpA	137	2
Ameren Corp.	650	33	(a)
Avista Corp.	9	0	(b)
Black Hills Corp.	300	19	(a)
Centrica PLC	4,244	11
Consolidated Edison, Inc.	69	5
DUET Group	249	0	(b)
E.ON SE	237	2
Engie SA	78	1
National Grid PLC	2,636	34
RWE AG	348	6	*
SCANA Corp.	13	1
WEC Energy Group, Inc.	325	19	(a)
		133
Multiline Retail (0.3%)
Big Lots, Inc.	29	1
Dollar General Corp.	15	1
Harvey Norman Holdings Ltd.	858	3
Kohl's Corp.	96	4
Macy's, Inc.	30	1
Marks & Spencer Group PLC	532	2
Nordstrom, Inc.	18	1
Target Corp.	516	36	(a)
		49
Oil, Gas & Consumable Fuels (3.6%)
Apache Corp.	107	6
BP PLC	240	1
Chevron Corp.	348	36	(a)
DCP Midstream Partners LP	500	17
Denbury Resources, Inc.	557	1	*
	Number of Shares	Value (000's omitted)
EQT GP Holdings LP	1,050	$25
Exxon Mobil Corp.	1,029	86	(a)
Idemitsu Kosan Co. Ltd.	100	2
Occidental Petroleum Corp.	450	33	(a)
OMV AG	118	4
ONEOK, Inc.	1,225	59	(a)
Phillips 66	73	6
Royal Dutch Shell PLC, A Shares	2,221	55
Royal Dutch Shell PLC, B Shares	1,419	37
Spectra Energy Corp.	1,650	69	(a)
Statoil ASA	664	11
Suncor Energy, Inc.	1,925	58
Targa Resources Corp.	675	30
TOTAL SA	1,657	79
Valero Energy Corp.	55	3	(a)
Williams Cos., Inc.	400	12
Woodside Petroleum Ltd.	32	1
		631
Paper & Forest Products (0.1%)
Domtar Corp.	17	1
Navigator Co. SA	790	2
Stora Enso OYJ, R Shares	147	1
UPM-Kymmene OYJ	420	10
		14
Personal Products (0.0%)
Oriflame Holding AG	19	1	*
Pharmaceuticals (2.6%)
AstraZeneca PLC	919	52	(a)
Bristol-Myers Squibb Co.	500	25	(a)
Eli Lilly & Co.	372	27	(a)
GlaxoSmithKline PLC	3,911	78
GlaxoSmithKline PLC ADR	225	9	(a)
Indivior PLC	1,592	6
Johnson & Johnson	839	97	(a)
Merck & Co., Inc.	574	34	(a)
Pfizer, Inc.	1,291	41	(a)
Recordati SpA	166	5
Sanofi	890	69
	Number of Shares	Value (000's omitted)
STADA Arzneimittel AG	10	$1
Sumitomo Dainippon Pharma Co. Ltd.	100	2
Takeda Pharmaceutical Co. Ltd.	300	13
		459
Real Estate Investment Trusts (3.0%)
American Campus Communities, Inc.	202	11
Annaly Capital Management, Inc.	923	10
Blackstone Mortgage Trust, Inc. Class A	348	10
Brandywine Realty Trust	521	8
Care Capital Properties, Inc.	152	4
CBL & Associates Properties, Inc.	426	5
Corporate Office Properties Trust	362	10
Crown Castle International Corp.	478	43	(a)
DCT Industrial Trust, Inc.	650	30
Digital Realty Trust, Inc.	173	16
Douglas Emmett, Inc.	550	20
EPR Properties	576	42
Equinix, Inc.	55	20	(a)
Highwoods Properties, Inc.	214	11
Iron Mountain, Inc.	275	9
Kimco Realty Corp.	555	15
LaSalle Hotel Properties	183	4
Liberty Property Trust	246	10
Life Storage, Inc.	57	5
Mid-America Apartment Communities, Inc.	96	9
National Retail Properties, Inc.	185	8
OMEGA Healthcare Investors, Inc.	451	14
Prologis, Inc.	862	45	(a)
Public Storage	64	14

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value (000's omitted)
Retail Opportunity Investments Corp.	271	$5
Simon Property Group, Inc.	131	24	(a)
Spirit Realty Capital, Inc.	693	8
STAG Industrial, Inc.	413	10
Starwood Property Trust, Inc.	1,543	34	(a)
Sun Communities, Inc.	72	6
Ventas, Inc.	253	17
Washington Prime Group, Inc.	631	7
Welltower, Inc.	135	9
Weyerhaeuser Co.	1,243	37	(a)
		530
Road & Rail (0.3%)
CSX Corp.	17	1
Norfolk Southern Corp.	87	8
Union Pacific Corp.	425	37	(a)
		46
Semiconductors & Semiconductor Equipment (1.0%)
Brooks Automation, Inc.	198	2
Intel Corp.	1,054	37	(a)
Intersil Corp.	138	3
KLA-Tencor Corp.	34	2
Maxim Integrated Products, Inc.	975	39	(a)
MKS Instruments, Inc.	157	8
NVIDIA Corp.	31	2
QUALCOMM, Inc.	943	65	(a)
Texas Instruments, Inc.	263	19	(a)
Versum Materials, Inc.	14	0	*(b)
		177
Software (0.7%)
Microsoft Corp.	2,042	122	(a)
Specialty Retail (0.5%)
American Eagle Outfitters, Inc.	193	3
Best Buy Co., Inc.	1,043	40	(a)
Cato Corp. Class A	93	3
Children's Place, Inc.	5	0	(b)
Foot Locker, Inc.	41	3
Gap, Inc.	69	2
	Number of Shares	Value (000's omitted)
Hennes & Mauritz AB, B Shares	387	$11
K's Holdings Corp.	100	2
TJX Cos., Inc.	11	1
Williams-Sonoma, Inc.	375	17
		82
Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc.	525	60	(a)
Canon, Inc.	500	14
HP, Inc.	871	13
Western Digital Corp.	550	32
		119
Textiles, Apparel & Luxury Goods (0.0%)
Yue Yuen Industrial Holdings Ltd.	1,000	4
Tobacco (1.2%)
Altria Group, Inc.	531	35	(a)
British American Tobacco PLC	1,363	78
Imperial Brands PLC	549	27
Philip Morris International, Inc.	788	76
		216
Trading Companies & Distributors (0.0%)
ITOCHU Corp.	100	1
Rexel SA	36	1
Sojitz Corp.	1,500	4
		6
Transportation Infrastructure (0.1%)
Sydney Airport	1,800	9
Wireless Telecommunication Services (0.3%)
Millicom International Cellular SA SDR	9	0	(b)
StarHub Ltd.	100	0	(b)
Vodafone Group PLC	20,561	57	(a)
		57
Total Common Stocks (Cost $5,055)		5,164
	Number of Shares	Value (000's omitted)
Convertible Preferred Stocks (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
El Paso Energy Capital Trust I, 4.75%, due 3/31/28	400	$20
Pharmaceuticals (0.0%)
Allergan PLC, Ser. A, Ser. A, 5.50%, due 3/01/18	10	8
Total Convertible Preferred Stocks (Cost $26)		28
Preferred Stocks (1.1%)
Real Estate Investment Trusts (1.1%)
American Homes 4 Rent, Ser. D, 6.50%	500	13
Cedar Realty Trust, Inc., Ser. B, 7.25%	600	15
DuPont Fabros Technology, Inc., Ser. C, 6.63%	500	14
General Growth Properties, Inc., Ser. A, 6.38%	200	5
Hersha Hospitality Trust, Ser. C, 6.88%	600	16
National Retail Properties, Inc., Ser. D, 6.63%	600	15
Pebblebrook Hotel Trust, Ser. D, 6.38%	700	18
Regency Centers Corp., Ser. 6, 6.63%	900	23
Retail Properties of America, Inc., Ser. A, 7.00%	600	16
Rexford Industrial Realty, Inc., , 5.88%	500	13
SL Green Realty Corp., Ser. I, 6.50%	900	23
VEREIT, Inc., Ser. F, 6.70%	600	16
Total Preferred Stocks (Cost $183)		187

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Convertible Bonds (0.3%)
Equity Real Estate Investment Trust (0.2%)
Extra Space Storage LP, 3.13%, due 10/1/35	$50	$53	(c)
Internet Software & Services (0.1%)
Twitter, Inc., 1.00.%, due 9/15/21	10	9
Total Convertible Bonds (Cost $60)		62
U.S. Treasury Obligations (10.6%)
U.S. Treasury Bonds
5.50%, due 8/15/28	126	173
3.88%, due 8/15/40	161	202	(d)
2.50%, due 2/15/46	247	243
4.50%, due 2/15/36	98	133
3.00%, due 11/15/44	183	199
U.S. Treasury Inflation-Indexed Bonds
1.75%, due 1/15/28	11	14	(e)
0.75%, due 2/15/42	37	38
3.88%, due 4/15/29	37	52	(e)
0.63%, due 2/15/43	84	82	(e)
3.38%, due 4/15/32	156	226	(e)
U.S. Treasury Notes, 4.75%, due 2/15/37	346	485	(d)
Total U.S. Treasury Obligations (Cost $1,864)		1,847
U.S. Government Agency Securities (2.0%)
Federal Home Loan Bank, 5.50%, due 7/15/36	110	154
Federal Home Loan Mortgage Corp., 6.75%, due 3/15/31	100	151
Tennessee Valley Authority, Notes, 5.38%, due 4/1/56	30	41
Total U.S. Government Agency Securities (Cost $351)		346
	Number of Shares	Value (000's omitted)
Exchange Traded Funds (6.9%)
iShares 10+ Year Credit Bond ETF	4,560	$280
iShares Core U.S. Aggregate Bond ETF	366	41
iShares Emerging Markets Dividend ETF	9,272	335
SPDR Barclays International Treasury Bond ETF	1,434	39	*
SPDR Barclays Long Term Corporate Bond ETF	10,860	452
Vanguard S&P 500 ETF	280	55
Total Exchange Traded Funds (Cost $1,184)		1,202
Master Limited Partnerships (2.8%)
Hotels, Restaurants & Leisure (0.3%)
Cedar Fair LP	1,000	57
Oil, Gas & Consumable Fuels (2.4%)
Alliance Holdings GP LP	1,325	40
Energy Transfer Equity LP	6,000	90
Energy Transfer Partners LP	1,699	59	(a)
Enterprise Products Partners LP	2,000	51	(a)
EQT Midstream Partners LP	575	43
NuStar Energy LP	900	42
Teekay LNG Partners LP	1,725	26
Western Gas Equity Partners LP	1,575	67
		418
Real Estate Management & Development (0.1%)
Brookfield Property Partners LP	372	8	*
Total Master Limited Partnerships (Cost $552)		483
	Number of Shares	Value (000's omitted)
Investment Companies (43.3%)
Neuberger Berman Emerging Markets Debt Fund Institutional Class	156,831	$1,396	(f)
Neuberger Berman Floating Rate Income Fund Institutional Class	322,521	3,192	(f)
Neuberger Berman High Income Bond Fund Class R6	276,284	2,404	(f)
Neuberger Berman Long Short Credit Fund Class R6	59,625	568	(f)
Total Investment Companies (Cost $7,537)		7,560
Short-Term Investment (3.3%)
Investment Company (3.3%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $575)	574,616	575	(a)(g)
Total Investments (99.9%) (Cost $17,387)		17,454
Other Assets Less Liabilities (0.1%)		23	(h)
Net Assets (100.0%)		$17,477

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for futures and/or forward foreign currency and/or options written with a total value of approximately $2,835,000.

(b)  Amount less than one thousand.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $57,000 or 0.3% of the net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  All or a portion of the security is pledged as collateral for options written.

(e)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(f)  Affiliated company as defined under the Investment Company Act of 1940.

(g)  Represents 7-day effective yield as of 10/31/2016.

(h)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/19/2016	1 Canadian Treasury Bond, 10 Year	Long	$(1,524)
12/8/2016	1 Euro-BOBL	Long	(1,013)
12/8/2016	1 Euro-BTP	Long	(6,205)
12/8/2016	1 Euro-Bund	Long	(2,209)
12/8/2016	1 Euro-OAT	Long	(4,130)
12/16/2016	3 FTSE 100 Index	Long	7,960
12/16/2016	4 Mini MSCI Emerging Markets Index	Long	(2,188)
12/16/2016	1 Russell 2000 Index Mini	Long	(2,090)
12/16/2016	3 S&P 500 E-Mini Index	Long	(3,245)
12/20/2016	6 U.S. Treasury Note, 10 Year	Long	(10,264)
12/30/2016	3 U.S. Treasury Note, 2 Year	Long	(1,089)
12/16/2016	16 S&P 500 E-Mini Index	Short	2,500
12/30/2016	5 U.S. Treasury Note, 5 Year	Short	3,928
Total			$(19,569)

At October 31, 2016, the notional value of futures for the Fund was $3,057,702 for long positions and $(2,300,064) for short positions. The Fund had $59,691 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2016, the average notional value of futures for the Fund was $1,837,400 for long positions and $(673,704) for short positions.

Forward foreign currency contracts ("forward contracts")

At October 31, 2016, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
67,391	Australian Dollar	$50,982	Deutsche Bank AG	11/16/16	$263
74,511	Australian Dollar	57,190	Goldman Sachs International	11/16/16	(531)
25,715	Australian Dollar	19,404	Goldman Sachs International	11/16/16	151
184,718	Australian Dollar	139,335	Societe Generale	11/16/16	1,127
67,391	Australian Dollar	51,554	Societe Generale	11/16/16	(309)
49,747	Australian Dollar	37,266	Societe Generale	11/16/16	562
24,829	Australian Dollar	18,829	Societe Generale	11/16/16	51
40,627	Australian Dollar	30,611	Societe Generale	11/16/16	283
41,398	Australian Dollar	31,661	State Street Bank and Trust Company	11/16/16	(182)
89,326	Australian Dollar	68,477	State Street Bank and Trust Company	11/16/16	(552)
54,106	Australian Dollar	40,534	State Street Bank and Trust Company	11/16/16	609
63,007	Australian Dollar	47,935	State Street Bank and Trust Company	11/16/16	(23)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
77,837	Australian Dollar	$59,638	State Street Bank and Trust Company	11/16/16	$(450)
24,754	Australian Dollar	18,748	State Street Bank and Trust Company	11/16/16	76
21,475	Australian Dollar	16,254	State Street Bank and Trust Company	11/16/16	76
233,829	Canadian Dollar	179,526	Deutsche Bank AG	11/16/16	(5,178)
66,109	Canadian Dollar	49,386	Goldman Sachs International	11/16/16	(94)
39,072	Canadian Dollar	29,696	Goldman Sachs International	11/16/16	(563)
25,009	Canadian Dollar	18,913	Goldman Sachs International	11/16/16	(266)
33,347	Canadian Dollar	25,336	Royal Bank of Canada	11/16/16	(471)
233,829	Canadian Dollar	178,645	Societe Generale	11/16/16	(4,297)
159,536	Canadian Dollar	120,393	Societe Generale	11/16/16	(1,439)
453,135	Canadian Dollar	346,168	Societe Generale	11/16/16	(8,301)
24,355	Canadian Dollar	18,588	Societe Generale	11/16/16	(428)
121,162	Canadian Dollar	93,061	State Street Bank and Trust Company	11/16/16	(2,720)
28,452	Canadian Dollar	22,179	State Street Bank and Trust Company	11/16/16	(964)
16,719	Canadian Dollar	12,716	State Street Bank and Trust Company	11/16/16	(250)
117,701	Canadian Dollar	89,773	State Street Bank and Trust Company	11/16/16	(2,012)
43,355	Canadian Dollar	32,764	State Street Bank and Trust Company	11/16/16	(437)
53,681	Canadian Dollar	41,291	State Street Bank and Trust Company	11/16/16	(1,265)
12,710	Euro	14,281	Deutsche Bank AG	11/16/16	(321)
81,341	Euro	91,202	Goldman Sachs International	11/16/16	(1,860)
39,650	Euro	44,315	Goldman Sachs International	11/16/16	(765)
10,875	Euro	12,203	Royal Bank of Canada	11/16/16	(259)
35,935	Euro	40,206	Royal Bank of Canada	11/16/16	(737)
34,037	Euro	38,036	Royal Bank of Canada	11/16/16	(651)
42,083	Euro	47,207	Royal Bank of Canada	11/16/16	(985)
10,027	Euro	11,275	Royal Bank of Canada	11/16/16	(262)
11,493	Euro	12,755	Societe Generale	11/16/16	(131)
32,497	Euro	36,516	Societe Generale	11/16/16	(822)
47,239	Euro	53,022	Societe Generale	11/16/16	(1,137)
33,981	Euro	37,401	Societe Generale	11/16/16	(77)
23,290	Euro	25,368	Societe Generale	11/16/16	213
29,412	Euro	33,000	State Street Bank and Trust Company	11/16/16	(695)
36,246	Euro	39,973	State Street Bank and Trust Company	11/16/16	(162)
78,523	Euro	86,455	State Street Bank and Trust Company	11/16/16	(208)
114,231	Euro	127,276	State Street Bank and Trust Company	11/16/16	(1,809)
26,902	Euro	30,273	State Street Bank and Trust Company	11/16/16	(725)
17,345	Euro	19,411	State Street Bank and Trust Company	11/16/16	(360)
943,525	Japanese Yen	9,136	Deutsche Bank AG	11/16/16	(135)
3,165,356	Japanese Yen	30,089	Goldman Sachs International	11/16/16	109
2,398,593	Japanese Yen	23,574	Goldman Sachs International	11/16/16	(691)
1,741,009	Japanese Yen	17,069	Goldman Sachs International	11/16/16	(459)
23,511,634	Japanese Yen	227,712	Royal Bank of Canada	11/16/16	(3,412)
2,056,843	Japanese Yen	20,334	Royal Bank of Canada	11/16/16	(712)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
4,413,490	Japanese Yen	$42,948	Royal Bank of Canada	11/16/16	$(844)
5,021,911	Japanese Yen	48,222	Royal Bank of Canada	11/16/16	(313)
7,740,079	Japanese Yen	76,339	Societe Generale	11/16/16	(2,499)
943,525	Japanese Yen	9,331	Societe Generale	11/16/16	(330)
1,074,084	Japanese Yen	10,611	Societe Generale	11/16/16	(365)
2,412,117	Japanese Yen	23,237	Societe Generale	11/16/16	(226)
5,311,227	Japanese Yen	50,990	Societe Generale	11/16/16	(321)
5,125,971	Japanese Yen	50,319	State Street Bank and Trust Company	11/16/16	(1,417)
2,832,011	Japanese Yen	27,305	State Street Bank and Trust Company	11/16/16	(288)
2,426,094	Japanese Yen	23,385	State Street Bank and Trust Company	11/16/16	(240)
2,706,655	Japanese Yen	26,494	State Street Bank and Trust Company	11/16/16	(672)
7,610,682	Japanese Yen	73,297	State Street Bank and Trust Company	11/16/16	(692)
1,257,186	Mexican Peso	65,037	State Street Bank and Trust Company	11/16/16	1,380
105,958	New Zealand Dollar	76,830	Deutsche Bank AG	11/16/16	(1,103)
124,657	New Zealand Dollar	88,927	Goldman Sachs International	11/16/16	163
31,933	New Zealand Dollar	23,319	Goldman Sachs International	11/16/16	(497)
14,302	New Zealand Dollar	10,409	Goldman Sachs International	11/16/16	(188)
100,110	New Zealand Dollar	72,786	Royal Bank of Canada	11/16/16	(1,239)
53,173	New Zealand Dollar	39,487	Royal Bank of Canada	11/16/16	(1,485)
106,001	New Zealand Dollar	77,841	Royal Bank of Canada	11/16/16	(2,083)
44,913	New Zealand Dollar	32,563	Royal Bank of Canada	11/16/16	(464)
20,761	New Zealand Dollar	15,005	Royal Bank of Canada	11/16/16	(167)
49,059	New Zealand Dollar	35,202	Royal Bank of Canada	11/16/16	(140)
21,674	New Zealand Dollar	15,371	Royal Bank of Canada	11/16/16	119
48,260	New Zealand Dollar	34,409	Societe Generale	11/16/16	82
49,074	New Zealand Dollar	34,603	Societe Generale	11/16/16	470
98,802	New Zealand Dollar	71,222	State Street Bank and Trust Company	11/16/16	(610)
24,628	New Zealand Dollar	17,987	State Street Bank and Trust Company	11/16/16	(385)
109,516	New Zealand Dollar	79,147	State Street Bank and Trust Company	11/16/16	(877)
25,927	New Zealand Dollar	18,807	State Street Bank and Trust Company	11/16/16	(278)
16,078	New Zealand Dollar	11,661	State Street Bank and Trust Company	11/16/16	(170)
38,301	New Zealand Dollar	27,320	State Street Bank and Trust Company	11/16/16	53
54,235	New Zealand Dollar	39,508	State Street Bank and Trust Company	11/16/16	(747)
13,314	New Zealand Dollar	9,488	State Street Bank and Trust Company	11/16/16	28
378,210	Norwegian Krone	47,008	Deutsche Bank AG	11/16/16	(1,232)
162,177	Norwegian Krone	19,484	Royal Bank of Canada	11/16/16	145
127,605	Norwegian Krone	15,558	Royal Bank of Canada	11/16/16	(114)
77,344	Norwegian Krone	9,320	Royal Bank of Canada	11/16/16	41
312,056	Norwegian Krone	38,544	Royal Bank of Canada	11/16/16	(775)
1,772,486	Norwegian Krone	212,979	Societe Generale	11/16/16	1,551
206,956	Norwegian Krone	25,074	Societe Generale	11/16/16	(24)
143,898	Norwegian Krone	17,649	Societe Generale	11/16/16	(232)
3,467,849	Norwegian Krone	417,881	State Street Bank and Trust Company	11/16/16	1,843

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
240,923	Norwegian Krone	$30,010	State Street Bank and Trust Company	11/16/16	$(850)
102,283	Norwegian Krone	12,367	State Street Bank and Trust Company	11/16/16	13
91,313	Norwegian Krone	11,051	State Street Bank and Trust Company	11/16/16	1
31,214	Pound Sterling	40,575	Deutsche Bank AG	11/16/16	(2,359)
6,673	Pound Sterling	8,661	Goldman Sachs International	11/16/16	(491)
16,399	Pound Sterling	21,676	Goldman Sachs International	11/16/16	(1,599)
8,749	Pound Sterling	11,621	Goldman Sachs International	11/16/16	(910)
3,524	Pound Sterling	4,678	Royal Bank of Canada	11/16/16	(364)
9,713	Pound Sterling	11,897	Royal Bank of Canada	11/16/16	(5)
18,593	Pound Sterling	24,794	Royal Bank of Canada	11/16/16	(2,030)
25,194	Pound Sterling	32,773	Royal Bank of Canada	11/16/16	(1,928)
38,030	Pound Sterling	49,454	Royal Bank of Canada	11/16/16	(2,893)
110,605	Pound Sterling	146,993	Societe Generale	11/16/16	(11,576)
19,007	Pound Sterling	23,631	Societe Generale	11/16/16	(360)
19,679	Pound Sterling	25,600	Societe Generale	11/16/16	(1,507)
43,713	Pound Sterling	56,387	Societe Generale	11/16/16	(2,868)
16,302	Pound Sterling	20,619	State Street Bank and Trust Company	11/16/16	(660)
29,100	Pound Sterling	38,876	State Street Bank and Trust Company	11/16/16	(3,248)
16,837	Pound Sterling	22,257	State Street Bank and Trust Company	11/16/16	(1,642)
19,390	Pound Sterling	25,361	State Street Bank and Trust Company	11/16/16	(1,621)
423,655	Swedish Krona	49,440	Deutsche Bank AG	11/16/16	(2,506)
2,045,601	Swedish Krona	238,860	Goldman Sachs International	11/16/16	(12,240)
346,872	Swedish Krona	38,420	Goldman Sachs International	11/16/16	8
85,575	Swedish Krona	10,026	Goldman Sachs International	11/16/16	(546)
198,767	Swedish Krona	23,466	Goldman Sachs International	11/16/16	(1,445)
965,664	Swedish Krona	112,878	Royal Bank of Canada	11/16/16	(5,898)
258,777	Swedish Krona	30,275	Royal Bank of Canada	11/16/16	(1,607)
478,136	Swedish Krona	55,795	Royal Bank of Canada	11/16/16	(2,825)
284,047	Swedish Krona	33,085	Royal Bank of Canada	11/16/16	(1,617)
82,791	Swedish Krona	9,685	Royal Bank of Canada	11/16/16	(513)
128,927	Swedish Krona	14,640	Royal Bank of Canada	11/16/16	(357)
676,804	Swedish Krona	79,647	Societe Generale	11/16/16	(4,668)
501,386	Swedish Krona	58,532	Societe Generale	11/16/16	(2,986)
339,540	Swedish Krona	38,565	Societe Generale	11/16/16	(949)
182,395	Swedish Krona	20,475	Societe Generale	11/16/16	(268)
746,140	Swedish Krona	87,256	State Street Bank and Trust Company	11/16/16	(4,595)
410,087	Swedish Krona	48,599	State Street Bank and Trust Company	11/16/16	(3,168)
92,052	Swedish Krona	10,808	State Street Bank and Trust Company	11/16/16	(610)
280,133	Swedish Krona	32,437	State Street Bank and Trust Company	11/16/16	(1,403)
333,459	Swedish Krona	37,909	State Street Bank and Trust Company	11/16/16	(967)
465,368	Swedish Krona	54,537	State Street Bank and Trust Company	11/16/16	(2,981)
7,916	Swiss Franc	8,170	Deutsche Bank AG	11/16/16	(165)
30,060	Swiss Franc	30,254	Goldman Sachs International	11/16/16	145
See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
14,892	Swiss Franc	$15,253	Goldman Sachs International	11/16/16	$(193)
35,406	Swiss Franc	36,443	Societe Generale	11/16/16	(637)
19,684	Swiss Franc	19,837	Societe Generale	11/16/16	68
21,917	Swiss Franc	22,616	Societe Generale	11/16/16	(452)
29,539	Swiss Franc	30,154	Societe Generale	11/16/16	(282)
23,481	Swiss Franc	23,794	Societe Generale	11/16/16	(49)
39,110	Swiss Franc	39,345	State Street Bank and Trust Company	11/16/16	205
167,049	Swiss Franc	171,573	State Street Bank and Trust Company	11/16/16	(2,643)
95,225	Swiss Franc	96,350	State Street Bank and Trust Company	11/16/16	(52)
20,400	Swiss Franc	20,824	State Street Bank and Trust Company	11/16/16	(194)
16,077	Swiss Franc	16,450	State Street Bank and Trust Company	11/16/16	(192)
12,948	Swiss Franc	13,372	State Street Bank and Trust Company	11/16/16	(278)
Total					$(153,486)
Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
67,391	Australian Dollar	$51,507	Deutsche Bank AG	11/16/16	$262
208,002	Australian Dollar	156,646	Goldman Sachs International	11/16/16	(1,521)
38,765	Australian Dollar	29,119	Goldman Sachs International	11/16/16	(358)
55,468	Australian Dollar	41,556	Goldman Sachs International	11/16/16	(623)
46,148	Australian Dollar	34,961	Goldman Sachs International	11/16/16	(130)
70,909	Australian Dollar	53,447	Royal Bank of Canada	11/16/16	(473)
26,093	Australian Dollar	19,505	Royal Bank of Canada	11/16/16	(336)
48,339	Australian Dollar	36,662	Royal Bank of Canada	11/16/16	(96)
85,963	Australian Dollar	65,647	Royal Bank of Canada	11/16/16	279
59,893	Australian Dollar	45,921	Societe Generale	11/16/16	378
31,863	Australian Dollar	24,192	Societe Generale	11/16/16	(37)
233,185	Australian Dollar	175,740	State Street Bank and Trust Company	11/16/16	(1,577)
441,840	Australian Dollar	334,769	State Street Bank and Trust Company	11/16/16	(1,212)
46,530	Australian Dollar	35,700	State Street Bank and Trust Company	11/16/16	318
233,829	Canadian Dollar	178,685	Deutsche Bank AG	11/16/16	4,337
239,696	Canadian Dollar	182,942	Goldman Sachs International	11/16/16	4,220
52,548	Canadian Dollar	40,630	Goldman Sachs International	11/16/16	1,449
30,460	Canadian Dollar	23,273	Goldman Sachs International	11/16/16	561
452,701	Canadian Dollar	345,650	Royal Bank of Canada	11/16/16	8,106
66,646	Canadian Dollar	50,450	Royal Bank of Canada	11/16/16	757
69,420	Canadian Dollar	52,755	Royal Bank of Canada	11/16/16	994
65,479	Canadian Dollar	49,368	Royal Bank of Canada	11/16/16	546
18,281	Canadian Dollar	13,855	Royal Bank of Canada	11/16/16	225
61,211	Canadian Dollar	46,839	Societe Generale	11/16/16	1,199
61,681	Canadian Dollar	46,607	Societe Generale	11/16/16	616
60,614	Canadian Dollar	46,150	Societe Generale	11/16/16	955

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
68,807	Canadian Dollar	$51,524	Societe Generale	11/16/16	$220
18,708	Canadian Dollar	14,190	State Street Bank and Trust Company	11/16/16	241
44,095	Canadian Dollar	33,433	State Street Bank and Trust Company	11/16/16	555
21,691	Canadian Dollar	16,534	State Street Bank and Trust Company	11/16/16	360
48,304	Canadian Dollar	36,623	State Street Bank and Trust Company	11/16/16	606
54,218	Canadian Dollar	40,902	State Street Bank and Trust Company	11/16/16	476
25,475	Canadian Dollar	19,440	State Street Bank and Trust Company	11/16/16	446
12,710	Euro	14,283	Deutsche Bank AG	11/16/16	323
20,841	Euro	23,462	Goldman Sachs International	11/16/16	571
18,122	Euro	20,435	Goldman Sachs International	11/16/16	530
27,693	Euro	31,020	Goldman Sachs International	11/16/16	603
9,061	Euro	9,893	Goldman Sachs International	11/16/16	(59)
35,582	Euro	40,103	Royal Bank of Canada	11/16/16	1,021
46,116	Euro	52,068	Royal Bank of Canada	11/16/16	1,416
40,055	Euro	44,141	Royal Bank of Canada	11/16/16	146
21,409	Euro	24,084	Societe Generale	11/16/16	569
12,710	Euro	14,278	Societe Generale	11/16/16	318
11,865	Euro	13,355	Societe Generale	11/16/16	323
27,527	Euro	30,764	Societe Generale	11/16/16	529
26,511	Euro	29,700	State Street Bank and Trust Company	11/16/16	581
31,644	Euro	35,679	State Street Bank and Trust Company	11/16/16	923
22,029	Euro	24,813	State Street Bank and Trust Company	11/16/16	617
97,702	Euro	110,038	State Street Bank and Trust Company	11/16/16	2,726
68,212	Euro	76,374	State Street Bank and Trust Company	11/16/16	1,451
943,525	Japanese Yen	9,327	Deutsche Bank AG	11/16/16	325
6,455,541	Japanese Yen	62,502	Goldman Sachs International	11/16/16	917
1,243,904	Japanese Yen	12,068	Goldman Sachs International	11/16/16	201
4,338,445	Japanese Yen	42,864	Goldman Sachs International	11/16/16	1,475
1,628,555	Japanese Yen	16,225	Royal Bank of Canada	11/16/16	688
26,567,693	Japanese Yen	257,479	Societe Generale	11/16/16	4,024
5,153,012	Japanese Yen	50,637	Societe Generale	11/16/16	1,477
6,156,486	Japanese Yen	59,597	Societe Generale	11/16/16	864
1,554,341	Japanese Yen	14,965	Societe Generale	11/16/16	137
15,678,974	Japanese Yen	151,473	State Street Bank and Trust Company	11/16/16	1,896
4,536,255	Japanese Yen	44,696	State Street Bank and Trust Company	11/16/16	1,420
5,347,331	Japanese Yen	52,824	State Street Bank and Trust Company	11/16/16	1,810
3,642,028	Japanese Yen	35,110	State Street Bank and Trust Company	11/16/16	366
1,257,470	Mexican Peso	66,259	State Street Bank and Trust Company	11/16/16	(174)
105,958	New Zealand Dollar	77,419	Deutsche Bank AG	11/16/16	1,693
30,977	New Zealand Dollar	22,508	Goldman Sachs International	11/16/16	369
19,357	New Zealand Dollar	14,145	Goldman Sachs International	11/16/16	311
18,434	New Zealand Dollar	13,471	Royal Bank of Canada	11/16/16	297
454,077	New Zealand Dollar	330,611	Societe Generale	11/16/16	6,088

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
74,397	New Zealand Dollar	$54,139	Societe Generale	11/16/16	$969
72,658	New Zealand Dollar	52,850	Societe Generale	11/16/16	922
60,481	New Zealand Dollar	43,976	Societe Generale	11/16/16	751
20,027	New Zealand Dollar	14,266	Societe Generale	11/16/16	(47)
65,482	New Zealand Dollar	47,825	State Street Bank and Trust Company	11/16/16	1,026
60,560	New Zealand Dollar	43,930	State Street Bank and Trust Company	11/16/16	649
125,169	New Zealand Dollar	92,436	State Street Bank and Trust Company	11/16/16	2,979
105,958	New Zealand Dollar	76,874	State Street Bank and Trust Company	11/16/16	1,147
57,248	New Zealand Dollar	40,734	State Street Bank and Trust Company	11/16/16	(181)
23,763	New Zealand Dollar	16,994	State Street Bank and Trust Company	11/16/16	11
378,210	Norwegian Krone	45,630	Deutsche Bank AG	11/16/16	(146)
454,019	Norwegian Krone	54,481	Goldman Sachs International	11/16/16	(471)
648,260	Norwegian Krone	78,376	Goldman Sachs International	11/16/16	(84)
250,251	Norwegian Krone	31,213	Royal Bank of Canada	11/16/16	924
82,915	Norwegian Krone	10,113	Royal Bank of Canada	11/16/16	77
335,169	Norwegian Krone	41,672	Societe Generale	11/16/16	1,106
318,124	Norwegian Krone	39,937	Societe Generale	11/16/16	1,433
251,794	Norwegian Krone	31,031	Societe Generale	11/16/16	556
91,980	Norwegian Krone	11,233	Societe Generale	11/16/16	100
178,228	Norwegian Krone	21,610	Societe Generale	11/16/16	39
1,082,440	Norwegian Krone	133,147	State Street Bank and Trust Company	11/16/16	2,136
378,210	Norwegian Krone	47,010	State Street Bank and Trust Company	11/16/16	1,234
690,094	Norwegian Krone	86,280	State Street Bank and Trust Company	11/16/16	2,756
621,423	Norwegian Krone	76,862	State Street Bank and Trust Company	11/16/16	1,649
390,456	Norwegian Krone	47,650	State Street Bank and Trust Company	11/16/16	392
85,677	Norwegian Krone	10,510	State Street Bank and Trust Company	11/16/16	141
31,214	Pound Sterling	41,687	Deutsche Bank AG	11/16/16	3,471
17,114	Pound Sterling	20,785	Goldman Sachs International	11/16/16	(168)
14,406	Pound Sterling	18,873	Royal Bank of Canada	11/16/16	1,235
17,097	Pound Sterling	22,699	Societe Generale	11/16/16	1,767
31,214	Pound Sterling	40,576	Societe Generale	11/16/16	2,360
7,205	Pound Sterling	8,787	Societe Generale	11/16/16	(34)
30,727	Pound Sterling	37,507	Societe Generale	11/16/16	(113)
25,798	Pound Sterling	34,374	State Street Bank and Trust Company	11/16/16	2,789
20,770	Pound Sterling	25,692	State Street Bank and Trust Company	11/16/16	263
38,144	Pound Sterling	46,809	State Street Bank and Trust Company	11/16/16	108
9,767	Pound Sterling	12,025	State Street Bank and Trust Company	11/16/16	67
423,655	Swedish Krona	49,762	Deutsche Bank AG	11/16/16	2,827
205,217	Swedish Krona	24,207	Goldman Sachs International	11/16/16	1,472
313,682	Swedish Krona	37,286	Royal Bank of Canada	11/16/16	2,535
881,098	Swedish Krona	103,024	Societe Generale	11/16/16	5,412
423,655	Swedish Krona	49,424	Societe Generale	11/16/16	2,490
294,357	Swedish Krona	34,510	Societe Generale	11/16/16	1,899

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
381,418	Swedish Krona	$44,131	Societe Generale	11/16/16	$1,876
295,030	Swedish Krona	33,674	Societe Generale	11/16/16	988
349,843	Swedish Krona	41,363	State Street Bank and Trust Company	11/16/16	2,606
204,101	Swedish Krona	23,849	State Street Bank and Trust Company	11/16/16	1,238
498,942	Swedish Krona	58,412	State Street Bank and Trust Company	11/16/16	3,136
213,173	Swedish Krona	24,791	State Street Bank and Trust Company	11/16/16	1,175
456,767	Swedish Krona	51,728	State Street Bank and Trust Company	11/16/16	1,126
144,427	Swedish Krona	16,194	State Street Bank and Trust Company	11/16/16	193
7,916	Swiss Franc	8,118	Deutsche Bank AG	11/16/16	113
5,644	Swiss Franc	5,784	Goldman Sachs International	11/16/16	76
22,793	Swiss Franc	23,493	Goldman Sachs International	11/16/16	443
44,663	Swiss Franc	45,778	Royal Bank of Canada	11/16/16	612
23,416	Swiss Franc	24,127	Royal Bank of Canada	11/16/16	447
35,454	Swiss Franc	36,308	Royal Bank of Canada	11/16/16	454
66,971	Swiss Franc	68,987	Royal Bank of Canada	11/16/16	1,262
19,466	Swiss Franc	19,955	Royal Bank of Canada	11/16/16	269
12,815	Swiss Franc	12,972	Royal Bank of Canada	11/16/16	13
586,684	Swiss Franc	601,164	Societe Generale	11/16/16	7,873
24,875	Swiss Franc	25,701	Societe Generale	11/16/16	546
7,916	Swiss Franc	8,170	Societe Generale	11/16/16	165
25,867	Swiss Franc	26,239	Societe Generale	11/16/16	81
14,955	Swiss Franc	15,485	State Street Bank and Trust Company	11/16/16	362
27,123	Swiss Franc	27,443	State Street Bank and Trust Company	11/16/16	14
Total					$132,031

For the year ended October 31, 2016, the Fund's investments in forward contracts had an average notional value of $21,963,431.

Written option contracts ("options written")

At October 31, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
S&P 500 Mini Index, Call	10	$220	11/04/16	$(0	)(a)
S&P 500 Mini Index, Call	10	217	11/11/16	(680)
S&P 500 Mini Index, Call	9	218	11/11/16	(382)
S&P 500 Mini Index, Call	19	219	11/18/16	(779)
S&P 500 Mini Index, Call	9	216.5	11/25/16	(1,116)
S&P 500 Mini Index, Call	10	218.5	11/25/16	(600)
S&P 500 Mini Index, Call	5	217.5	12/02/16	(587)
S&P 500 Mini Index, Put	9	210.5	11/04/16	(554)
S&P 500 Mini Index, Put	9	211	11/04/16	(644)
S&P 500 Mini Index, Put	1	212.5	11/04/16	(117)
S&P 500 Mini Index, Put	11	208.5	11/11/16	(1,749)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
S&P 500 Mini Index, Put	9	$209.5	11/11/16	$(1,652)
S&P 500 Mini Index, Put	9	209	11/18/16	(1,868)
S&P 500 Mini Index, Put	11	210	11/18/16	(2,579)
S&P 500 Mini Index, Put	9	208	11/25/16	(1,795)
S&P 500 Mini Index, Put	11	210	11/25/16	(2,761)
S&P 500 Mini Index, Put	1	208.5	12/02/16	(246)
Total (premium received: $21,463)				$(18,109)

(a)  Security fair valued as of 10/31/2016 in accordance with procedures approved by the Fund's Board of Trustees ("Board").

Options written for the Fund for the year ended October 31, 2016 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/2015	126	$5,860
Options written	742	68,529
Options expired	(238)	(9,322)
Options exercised	(18)	(1,379)
Options closed	(460)	(42,225)
Outstanding 10/31/2016	152	$21,463

For the year ended October 31, 2016, the Fund had an average market value of $(13,115) in options written. At October 31, 2016, Multi-Asset Income had pledged securities in the amount of $489,879 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$5,164	$—	$—	$5,164
Convertible Preferred Stocks(a)	28	—	—	28
Preferred Stocks(a)	187	—	—	187
Convertible Bonds(a)	—	62	—	62
U.S. Treasury Obligations	—	1,847	—	1,847
U.S. Government Agency Securities	—	346	—	346
Exchange Traded Funds	1,202	—	—	1,202
Master Limited Partnerships(a)	483	—	—	483
Investment Companies	—	7,560	—	7,560
Short-Term Investment	—	575	—	575
Total Investments	$7,064	$10,390	$—	$17,454

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (cont'd)

As of the year ended October 31, 2016, certain securities were transferred from one level (as of October 31, 2015) to another. Based on beginning of period market values as of November 1, 2015, $240 was transferred from Level 2 to Level 1. Interactive Data Pricing and Reference Data, Inc. provided adjusted prices for these securities as of October 31, 2015, as stated in the description of the valuation methods of foreign equity securities in Note A of Notes to Financial Statements.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(b)
Assets	$14	$—	$—	$14
Liabilities	(34)	—	—	(34)
Forward contracts(b)
Assets	—	150	—	150
Liabilities	—	(171)	—	(171)
Options written
Liabilities	(18)	—	—	(18)
Total	$(38)	$(21)	$—	$(59)

(b)  Futures and forward contracts are reported at the cumulative appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund 10/31/16

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligation (5.5%)
$4,500	U.S. Treasury Notes, 0.63%, due 12/15/16 (Cost $4,502)	$4,502
Asset-Backed Securities (18.7%)
	Ally Auto Receivables Trust
140	Ser. 2015-1, Class A2, 0.92%, due 2/15/18	140
565	Ser. 2016-3, Class A2, 1.19%, due 12/17/18	566
875	Ser. 2016-1, Class A3, 1.47%, due 4/15/20	878
375	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.80%, due 9/16/19	375	(a)
1,230	BMW Vehicle Owner Trust, Ser. 2016-A, Class A2A, 0.99%, due 5/25/19	1,229
990	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.61%, due 12/16/19	990	(a)
2,100	Chase Issuance Trust, Ser. 2015-A1, Class A1, 0.85%, due 2/18/20	2,104	(a)
445	Citibank Credit Card Issuance Trust, Ser. 2013-A2, Class A2, 0.80%, due 5/26/20	446	(a)
590	Ford Credit Auto Owner Trust, Ser. 2016-C, Class A2A, 1.04%, due 9/15/19	590	(a)
	Honda Auto Receivables Owner Trust
624	Ser. 2016-1, Class A2, 1.01%, due 6/18/18	624
685	Ser. 2016-2, Class A2, 1.13%, due 9/17/18	685
420	Hyundai Auto Receivables Trust, Ser. 2016-A, Class A2A, 1.21%, due 6/17/19	421
1,725	Mercedes-Benz Auto Receivables Trust, Ser. 2016-1, Class A2A, 1.11%, due 3/15/19	1,725
	Navient Student Loan Trust
43	Ser. 2014-8, Class A1, 0.81%, due 8/25/20	43	(a)
1,270	Ser. 2016-3A, Class A1, 1.13%, due 6/25/65	1,273	(a)(b)
	Nissan Auto Receivables Owner Trust
4	Ser. 2013-B, Class A3, 0.84%, due 11/15/17	4
300	Ser. 2016-B, Class A2A, 1.05%, due 4/15/19	300
1,000	Ser. 2016-C, Class A2A, 1.07%, due 5/15/19	999
590	Penarth Master Issuer PLC, Ser. 2015-2A, Class A1, 0.94%, due 5/18/19	590	(a)(b)
	Toyota Auto Receivables Owner Trust
495	Ser. 2016-A, Class A2A, 1.03%, due 7/16/18	495
385	Ser. 2016-C, Class A2A, 1.00%, due 1/15/19	385
329	Ser. 2015-A, Class A3, 1.12%, due 2/15/19	329
243	USAA Auto Owner Trust, Ser. 2015-1, Class A2, 0.82%, due 3/15/18	243
	Total Asset-Backed Securities (Cost $15,425)	15,434
Corporate Bonds (54.4%)
Aerospace & Defense (1.0%)
805	Rockwell Collins, Inc., 1.20%, due 12/15/16	805	(a)
Auto Manufacturers (5.0%)
1,100	Daimler Finance N.A. LLC, 1.23%, due 8/1/17	1,101	(a)(b)
	Ford Motor Credit Co. LLC
500	1.66%, due 1/17/17	501	(a)
300	8.00%, due 12/15/16	302
575	4.25%, due 2/3/17	580
	Toyota Motor Credit Corp.
520	1.01%, due 2/16/17	520	(a)
335	1.63%, due 2/19/19	339	(a)
785	1.24%, due 4/6/18	786	(a)
		4,129
Banks (15.2%)
960	Bank of America N.A., 1.29%, due 11/14/16	960	(a)
1,265	Citigroup, Inc., 1.69%, due 12/7/18	1,270	(a)

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,200	Goldman Sachs Group, Inc., 1.46%, due 6/4/17	$1,202	(a)
1,755	JPMorgan Chase & Co., 1.34%, due 2/15/17	1,757	(a)
530	Mizuho Bank Ltd., 1.31%, due 4/16/17	530	(a)(b)
1,200	Morgan Stanley, 1.73%, due 1/24/19	1,206	(a)
800	National Australia Bank Ltd., 1.12%, due 6/30/17	800	(a)(b)
	Royal Bank of Canada
525	1.14%, due 2/3/17	525	(a)
750	1.20%, due 1/23/17	750
1,130	U.S. Bank N.A., 1.12%, due 1/30/17	1,130	(a)
1,740	Wells Fargo & Co., 1.10%, due 9/8/17	1,740	(a)
650	Westpac Banking Corp., 1.14%, due 5/19/17	650	(a)
		12,520
Beverages (1.6%)
300	Anheuser-Busch InBev Finance, Inc., 1.08%, due 1/27/17	300	(a)
1,025	SABMiller Holdings, Inc., 2.45%, due 1/15/17	1,028	(b)
		1,328
Commercial Services (2.1%)
1,720	ERAC USA Finance LLC, 6.20%, due 11/1/16	1,720	(b)(c)
Computers (1.1%)
900	Apple, Inc., 1.64%, due 2/22/19	915	(a)
Cosmetics—Personal Care (1.0%)
790	Procter & Gamble Co., 0.85%, due 11/4/16	790	(a)
Diversified Financial Services (2.2%)
850	American Express Credit Corp., 1.56%, due 11/5/18	856	(a)
955	Capital One Bank USA N.A., 1.20%, due 2/13/17	955
		1,811
Electric (2.9%)
780	Dominion Resources, Inc., 1.25%, due 3/15/17	781
	Duke Energy Progress LLC
340	1.04%, due 3/6/17	340	(a)
790	1.01%, due 11/20/17	790	(a)
460	Electricite de France, 1.34%, due 1/20/17	460	(a)(b)
		2,371
Healthcare—Products (1.8%)
1,470	Medtronic, Inc., 0.92%, due 2/27/17	1,471	(a)
Healthcare—Services (1.0%)
495	Aetna, Inc., 1.49%, due 12/8/17	497	(a)
370	UnitedHealth Group, Inc., 1.33%, due 1/17/17	371	(a)
		868

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Insurance (0.6%)
$470	Berkshire Hathaway Finance Corp., 1.54%, due 3/15/19	$476	(a)
Machinery—Construction & Mining (1.3%)
1,100	Caterpillar Financial Services Corp., 1.06%, due 11/20/17	1,102	(a)
Media (1.1%)
900	NBCUniversal Enterprise, Inc., 1.57%, due 4/15/18	906	(a)(b)
Oil & Gas (6.3%)
	BP Capital Markets PLC
865	2.25%, due 11/1/16	865
535	1.21%, due 11/7/16	535	(a)
	Chevron Corp.
310	0.89%, due 11/9/16	310	(a)
1,350	1.01%, due 3/2/18	1,349	(a)
530	Exxon Mobil Corp., 1.43%, due 2/28/18	534	(a)
	Shell Int'l Finance BV
780	0.90%, due 11/15/16	780
810	1.13%, due 5/10/17	811	(a)
		5,184
Pharmaceuticals (1.6%)
305	Johnson & Johnson, 1.11%, due 3/1/19	306	(a)
1,015	Teva Pharmaceutical Finance Co. BV, 2.40%, due 11/10/16	1,015
		1,321
Real Estate Investment Trusts (1.0%)
855	Simon Property Group L.P., 2.80%, due 1/30/17	855
Retail (1.7%)
630	CVS Health Corp., 1.20%, due 12/5/16	630
750	Home Depot, Inc., 1.22%, due 9/15/17	752	(a)
		1,382
Software (1.0%)
825	Oracle Corp., 1.07%, due 7/7/17	826	(a)
Telecommunications (4.9%)
1,290	AT&T, Inc., 1.70%, due 6/1/17	1,295
1,450	Cisco Systems, Inc., 1.12%, due 3/3/17	1,452	(a)
1,300	Verizon Communications, Inc., 1.23%, due 6/9/17	1,302	(a)
		4,049
	Total Corporate Bonds (Cost $44,785)	44,829
Short-Term Investments (15.7%)
U.S. Treasury Obligation (3.7%)
3,000	U.S. Treasury Bill, Disc. Notes, 0.14%, due 12/15/16	3,000	(d)

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

NUMBER OF SHARES		VALUE
		(000's omitted)
Investment Company (12.0%)
9,911,141	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26%	$9,911	(e)(f)(g)
	Total Short-Term Investments (Cost $12,911)	12,911
	Total Investments (94.3%) (Cost $77,623)	77,676
	Other Assets Less Liabilities (5.7%)	4,692	(h)
	Net Assets (100.0%)	$82,368

(a)  Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $8,408,000 or 10.2% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency. The interest rate shown was the current rate as of 10/31/2016.

(d)  Rate shown was the discount rate at the date of purchase.

(e)  All or a portion represents positions held by the Neuberger Berman Cayman Commodity Fund I Ltd. (the "Subsidiary").

(f)  Represents 7-day effective yield as of 10/31/2016.

(g)  All or a portion of this security is segregated in connection with obligations for futures contracts with a total value of approximately $9,911,000.

(h)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

Derivative Instruments Risk Balanced Commodity Strategy Fund

Futures contracts ("futures")

At October 31, 2016, open positions in futures(a) for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/29/2016	96 Brent Crude Oil	Long	$(135,407)
3/16/2017	60 Cocoa	Long	(23,845)
3/21/2017	16 Coffee 'C'	Long	73,265
3/14/2017	366 Corn	Long	427,894
3/9/2017	45 Cotton No. 2	Long	33,224
1/26/2017	24 Feeder Cattle	Long	(45,678)
2/24/2017	52 Gold 100 Oz.	Long	(244,181)
3/14/2017	114 Hard Red Winter Wheat	Long	(7,521)
3/29/2017	66 High Grade Copper	Long	10,764
11/14/2016	68 Lead	Long	427,325
12/19/2016	60 Lead	Long	269,250
1/16/2017	63 Lead	Long	(101,218)
2/14/2017	114 Lean Hogs	Long	159,745
2/28/2017	43 Live Cattle	Long	24,054
1/12/2017	62 Low Sulphur Gasoil	Long	(34,294)
3/29/2017	68 Natural Gas	Long	34,641
12/30/2016	76 New York Harbor RBOB Gasoline	Long	(93,249)
11/14/2016	47 Nickel	Long	(19,554)
12/19/2016	52 Nickel	Long	202,956
1/16/2017	54 Nickel	Long	(29,356)
1/27/2017	87 Platinum	Long	(324,511)
11/14/2016	38 Primary Aluminum	Long	100,225
12/19/2016	40 Primary Aluminum	Long	108,500
1/16/2017	43 Primary Aluminum	Long	61,159
12/30/2016	84 RBOB Gasoline	Long	7,824
3/29/2017	36 Silver	Long	(245,013)
3/14/2017	44 Soybean	Long	121,722
1/13/2017	90 Soybean Meal	Long	90,880
1/13/2017	80 Soybean Oil	Long	102,273
2/28/2017	56 Sugar 11	Long	46,485
3/14/2017	117 Wheat	Long	65,649
12/20/2016	94 WTI Crude Oil	Long	(157,730)
11/14/2016	52 Zinc	Long	302,344
12/19/2016	52 Zinc	Long	190,580
1/16/2017	51 Zinc	Long	96,074

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
11/14/2016	68 Lead	Short	$(305,150)
12/19/2016	60 Lead	Short	98,602
1/16/2017	5 Lead	Short	(1,683)
11/14/2016	38 Primary Aluminum	Short	(108,775)
12/19/2016	40 Primary Aluminum	Short	(64,765)
11/14/2016	47 Nickel	Short	(184,146)
12/19/2016	52 Nickel	Short	27,111
1/16/2017	3 Nickel	Short	(4,649)
11/14/2016	52 Zinc	Short	(187,200)
12/19/2016	52 Zinc	Short	(95,245)
1/16/2017	1 Zinc	Short	(3,919)
Total			$665,457

(a)  Commodity futures are held by the Subsidiary, a wholly-owned subsidiary of the Fund. See Note A in the Notes to Financial Statements.

At October 31, 2016, the notional value of futures was $105,491,677 for long positions and $(23,060,614) for short positions. The Fund had $4,059,870 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2016, the average notional value of futures for the Fund was $95,178,323 for long positions and $(20,414,317) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligation	$—	$4,502	$—	$4,502
Asset-Backed Securities	—	15,434	—	15,434
Corporate Bonds(a)	—	44,829	—	44,829
Short-Term Investments(a)	—	12,911	—	12,911
Total Investments	$—	$77,676	$—	$77,676

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

As of the year ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(b)
Assets	$3,082	$—	$—	$3,082
Liabilities	(2,417)	—	—	(2,417)
Total	$665	$—	$—	$665

(b) Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund 10/31/16

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations (94.9%)
	U.S. Treasury Notes
$675	0.75%, due 6/30/17	$676
1,250	0.88%, due 6/15/17	1,252
2,500	0.88%, due 6/15/19	2,495	(a)
3,000	1.00%, due 9/15/17	3,008	(a)
3,550	1.00%, due 12/15/17	3,560	(a)
2,000	1.00%, due 3/15/18	2,006
5,000	1.00%, due 9/15/18	5,012
2,000	1.00%, due 3/15/19	2,003
1,900	1.13%, due 6/15/18	1,909
3,250	1.25%, due 12/15/18	3,273
	Total U.S. Treasury Obligations (Cost $25,211)	25,194
NUMBER OF SHARES
Short-Term Investment (3.9%)
Investment Company (3.9%)
1,022,934	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26% (Cost $1,023)	1,023	(b)
	Total Investments (98.7%) (Cost $26,234)	26,217
	Other Assets Less Liabilities (1.2%)	317	(c)
	Net Assets (100.0%)	$26,534

(a)  All or a portion of the security is pledged as collateral for written options for the Fund.

(b)  Represents 7-day effective yield as of 10/31/2016.

(c)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (cont'd)

Derivative Instruments

Written option contracts ("options written")

At October 31, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Russell 2000 Index, Put	7	$1,220	11/18/16	$(25,340)
Russell 2000 Index, Put	1	1,220	11/11/16	(3,350)
Russell 2000 Index, Put	6	1,210	11/11/16	(16,440)
Russell 2000 Index, Put	1	1,210	11/18/16	(3,035)
Russell 2000 Index, Put	8	1,220	11/25/16	(30,520)
Russell 2000 Index, Put	2	1,210	12/02/16	(7,120)
Russell 2000 Index, Put	3	1,190	11/04/16	(2,325)
Russell 2000 Index, Put	2	1,190	12/02/16	(5,280)
Russell 2000 Index, Put	1	1,180	12/02/16	(2,260)
Russell 2000 Index, Put	2	1,185	11/04/16	(1,220)
S&P 500 Index, Put	2	2,125	11/18/16	(6,470)
S&P 500 Index, Put	3	2,140	11/18/16	(11,625)
S&P 500 Index, Put	1	2,150	11/25/16	(4,575)
S&P 500 Index, Put	5	2,125	11/11/16	(14,400)
S&P 500 Index, Put	8	2,155	11/04/16	(24,960)
S&P 500 Index, Put	2	2,160	11/04/16	(7,120)
S&P 500 Index, Put	4	2,140	11/11/16	(14,040)
S&P 500 Index, Put	2	2,130	11/04/16	(2,990)
S&P 500 Index, Put	17	2,135	11/18/16	(62,050)
S&P 500 Index, Put	13	2,135	11/11/16	(42,705)
S&P 500 Index, Put	3	2,140	11/25/16	(12,240)
S&P 500 Index, Put	3	2,145	11/18/16	(12,360)
S&P 500 Index, Put	22	2,135	11/25/16	(84,920)
S&P 500 Index, Put	2	2,140	12/02/16	(9,010)
S&P 500 Index, Put	2	2,135	12/02/16	(8,570)
S&P 500 Index, Put	13	2,120	12/02/16	(47,905)
S&P 500 Index, Put	3	2,125	12/02/16	(11,128)
Total (premium received: $415,694)				$(473,958)

At October 31, 2016, the Fund had $9,746 deposited in a segregated account to cover requirements on options written.

Options written for the Fund for the year ended October 31, 2016 were as follows:

	Number of Contracts	Premium Received
Outstanding 9/16/2016	—	$—
Options written	237	708,719
Options expired	(51)	(172,501)
Options exercised	—	—
Options closed	(48)	(120,524)
Outstanding 10/31/2016	138	$415,694

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (cont'd)

For the year ended October 31, 2016, the Fund had an average market value of $(46,194) in options written. At October 31, 2016, U.S. Equity Index PutWrite Strategy had pledged securities in the amount of $5,509,180 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$25,194	$—	$25,194
Short-Term Investment	—	1,023	—	1,023
Total Investments	$—	$26,217	$—	$26,217

As of the period ended October 31, 2016, no securities were transferred from one level (as of October 31, 2015) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options written
Liabilities	$(474)	$—	$—	$(474)
Total	$(474)	$—	$—	$(474)

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Alternative Funds
(000's omitted, except per share amounts)

	GLOBAL ALLOCATION FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	October 31, 2016	October 31, 2016	October 31, 2016
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$10,149	$2,385,439	$32,720
Affiliated issuers	11,404	—	—
	21,553	2,385,439	32,720
Cash	—	1,825	—
Foreign currency*	71	—	11
Cash collateral segregated for short sales (Note A)	1,150	381,110	—
Cash collateral segregated for futures contracts (Note A)	123	19,805	61
Cash collateral segregated for option contracts (Note A)	11	51	—
Cash collateral segregated for swap contracts (Note A)	—	5,690	1,661
Cash collateral for securities loaned (Note A)	233	—	—
Dividends and interest receivable	39	5,930	399
Receivable for securities sold	650	40,812	34
Receivable for variation margin on futures contracts (Note A)	54	153	104
Receivable for Fund shares sold	—	1,865	1
Receivable from Management—net (Note B)	85	—	4
OTC swap contracts, at value (Note A)	—	353	96
Receivable for forward foreign currency contracts (Note A)	219	—	7
Prepaid expenses and other assets	18	141	13
Total Assets	24,206	2,843,174	35,111
Liabilities
Investments sold short, at value** (Note A)	2,317	374,510	—
OTC swap contracts, at value (Note A)	—	5,566	166
Dividends and interest payable for short sales	4	1,019	—
Cash collateral segregated for option contracts due to broker (Note A)	—	—	—
Payable for collateral on securities loaned (Note A)	233	—	—
Payable to investment manager—net (Notes A & B)	5	2,294	21
Option contracts written, at value*** (Note A)	11	3,951	—
Due to custodian	234	—	14
Payable for securities purchased	179	45,558	4,348
Payable for Fund shares redeemed	21	10,808	—
Payable to administrator—net (Note B)	—	485	—
Payable to trustees	6	6	6
Payable for organization costs	—	—	—
Payable for variation margin on futures contracts (Note A)	—	—	—
Payable for variation margin on centrally cleared swap contracts (Note A)	—	—	2
Payable for forward foreign currency contracts (Note A)	244	—	—
Distributions payable	—	—	—
Accrued expenses and other payables	201	500	91
Total Liabilities	3,455	444,697	4,648
Net Assets	$20,751	$2,398,477	$30,463

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted, except per share amounts)

	GLOBAL ALLOCATION FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	October 31, 2016	October 31, 2016	October 31, 2016
Net Assets consist of:
Paid-in capital	$21,067	$2,296,893	$31,761
Undistributed net investment income (loss)	15	—	—
Distributions in excess of net investment income	—	(9,127)	(63)
Accumulated net realized gains (losses) on investments	(398)	(98,651)	(1,331)
Net unrealized appreciation (depreciation) in value of investments	67	209,362	96
Net Assets	$20,751	$2,398,477	$30,463
Net Assets
Institutional Class	$10,109	$2,074,729	$22,340
Class A	5,942	206,414	999
Class C	4,700	117,334	979
Class R6	—	—	6,145
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	964	162,848	2,343
Class A	572	16,431	105
Class C	463	9,669	103
Class R6	—	—	644
Net Asset Value, offering and redemption price per share
Institutional Class	$10.49	$12.74	$9.53
Class R6	—	—	9.54
Net Asset Value and redemption price per share
Class A	$10.40	$12.56	$9.53
Offering Price per share
Class A‡	$11.03	$13.33	$9.95
Net Asset Value and offering price per share
Class C^	$10.14	$12.13	$9.53
†Securities on loan, at value:
Unaffiliated issuers	$227	$—	$—
*Cost of Investments:
Unaffiliated issuers	$10,000	$2,180,531	$32,708
Affiliated issuers	11,503	—	—
Total cost of investments	$21,503	$2,180,531	$32,708
Total cost of foreign currency	$71	$—	$11
**Proceeds from investments sold short	$2,368	$369,084	$—
***Premium received from option contracts written	$13	$5,858	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds
(000's omitted, except per share amounts)

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND[a]	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2016	October 31, 2016	October 31, 2016
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$9,894	$77,676	$26,217
Affiliated issuers	7,560	—	—
	17,454	77,676	26,217
Cash	—	503	227
Foreign currency*	4	—	—
Cash collateral segregated for short sales (Note A)	—	—	—
Cash collateral segregated for futures contracts (Note A)	60	4,060	—
Cash collateral segregated for option contracts (Note A)	—	—	10
Cash collateral segregated for swap contracts (Note A)	—	—	—
Cash collateral for securities loaned (Note A)	—	—	—
Dividends and interest receivable	51	207	67
Receivable for securities sold	22	—	14
Receivable for variation margin on futures contracts (Note A)	119	794	—
Receivable for Fund shares sold	—	20	500
Receivable from Management—net (Note B)	52	—	39
OTC swap contracts, at value (Note A)	—	—	—
Receivable for forward foreign currency contracts (Note A)	150	—	—
Prepaid expenses and other assets	12	26	83
Total Assets	17,924	83,286	27,157
Liabilities
Investments sold short, at value** (Note A)	—	—	—
OTC swap contracts, at value (Note A)	—	—	—
Dividends and interest payable for short sales	—	—	—
Cash collateral segregated for option contracts due to broker (Note A)	38	—	—
Payable for collateral on securities loaned (Note A)	—	—	—
Payable to investment manager—net (Notes A & B)	4	65	8
Option contracts written, at value*** (Note A)	18	—	474
Due to custodian	2	—	—
Payable for securities purchased	29	588	10
Payable for Fund shares redeemed	20	90	—
Payable to administrator—net (Note B)	—	6	—
Payable to trustees	6	6	6
Payable for organization costs	—	—	74
Premium received on swap contracts (Note A)	—	—	—
Payable for open forward foreign currency contracts (Note A)	171	—	—
Distributions payable	10	—	—
Accrued expenses and other payables	149	163	51
Total Liabilities	447	918	623
Net Assets	$17,477	$82,368	$26,534
See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted, except per share amounts)

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND[a]	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2016	October 31, 2016	October 31, 2016
Net Assets consist of:
Paid-in capital	$17,973	$82,016	$26,440
Undistributed net investment income (loss)	6	(268)	8
Distributions in excess of net investment income	—	—	—
Accumulated net realized gains (losses) on investments	(531)	(98)	161
Net unrealized appreciation (depreciation) in value of investments	29	718	(75)
Net Assets	$17,477	$82,368	$26,534
Net Assets
Institutional Class	$12,406	$48,957	$21,201
Class A	563	33,326	422
Class C	642	85	103
Class R6	3,866	—	4,808
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,292	8,177	2,100
Class A	59	5,652	42
Class C	67	15	10
Class R6	403	—	476
Net Asset Value, offering and redemption price per share
Institutional Class	$9.60	$5.99	$10.09
Class R6	9.60	—	10.10
Net Asset Value and redemption price per share
Class A	$9.60	$5.90	$10.09
Offering Price per share
Class A‡	$10.03	$6.26	$10.71
Net Asset Value and offering price per share
Class C^	$9.60	$5.71	$10.08
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—
*Cost of Investments:
Unaffiliated issuers	$9,850	$77,623	$26,234
Affiliated issuers	7,537	—	—
Total cost of investments	$17,387	$77,623	$26,234
Total cost of foreign currency	$4	$—	$—
**Proceeds from investments sold short	$—	$—	$—
***Premium received from option contracts written	$21	$—	$416

a  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Alternative Funds
(000's omitted)

	GLOBAL ALLOCATION FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$272	$32,689	$23
Dividend income—affiliated issuers (Notes A & F)	138	—	—
Interest and other income—unaffiliated issuers	46	14,250	1,093
Income from securities loaned—net (Note A)	2	—	—
Foreign taxes withheld (Note A)	(10)	(576)	—
Total income	$448	$46,363	$1,116
Expenses:
Investment management fees (Note B)	138	30,470	254
Administration fees (Note B)	13	1,645	19
Administration fees (Note B):
Institutional Class	8	2,089	22
Class A	13	542	3
Class C	11	298	2
Class R6	—	—	1
Distribution fees (Note B):
Class A	17	677	3
Class C	55	1,490	10
Shareholder servicing agent fees:
Institutional Class	—	216	1
Class A	3	44	1
Class C	2	12	—
Class R3	—	—	—
Class R6	—	—	—
Organization expense (Note A)	—	—	—
Subsidiary Administration Fees	—	—	—
Audit fees	70	35	43
Custodian and accounting fees	259	510	89
Insurance expense	1	100	1
Legal fees	106	156	139
Registration and filing fees	61	199	96
Shareholder reports	4	332	5
Trustees' fees and expenses	52	55	52
Dividend and interest expense on securities sold short (Note A)	111	16,038	271
Interest expense	—	23	1
Miscellaneous	45	198	19
Total expenses	969	55,129	1,032
Expenses reimbursed by Management (Note B)	(582)	—	(366)
Investment management fees waived (Note A)	(64)	—	(36)
Total net expenses	323	55,129	630
Net investment income (loss)	$125	$(8,766)	$486

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	GLOBAL ALLOCATION FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	37	(43,072)	(788)
Sales of investment securities of affiliated issuers	(41)	—	—
Sales of investment securities of unaffiliated issuers sold short	(254)	(14,133)	(360)
Forward foreign currency contracts	75	—	13
Foreign currency	(5)	(18)	(13)
Futures contracts	27	(43,877)	13
Option contracts and swaptions written	12	7,856	33
Swap contracts	—	(1,516)	176
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(247)	48,201	409
Affiliated investment securities	219	—	—
Unaffiliated investment securities sold short	136	5,338	10
Forward foreign currency contracts	(39)	—	(3)
Foreign currency	(1)	1	—
Futures contracts	(35)	28,035	80
Option contracts and swaptions written	2	1,860	5
Swap contracts	—	(2,931)	(69)
Net gain (loss) on investments	(114)	(14,256)	(494)
Net increase (decrease) in net assets resulting from operations	$11	$(23,022)	$(8)

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds
(000's omitted)

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND[a]	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	Period from September 16, 2016 (Commencement of Operations) to October 31, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$331	$—	$—
Dividend income—affiliated issuers (Notes A & F)	234	—	—
Interest and other income—unaffiliated issuers	32	487	21
Income from securities loaned—net (Note A)	—	—	—
Foreign taxes withheld (Note A)	(6)	—	—
Total income	$591	$487	$21
Expenses:
Investment management fees (Note B)	70	521	11
Administration fees (Note B)	9	45	1
Administration fees (Note B):
Institutional Class	10	36	2
Class A	1	66	—
Class C	1	2	—
Class R6	1	—	—
Distribution fees (Note B):
Class A	1	82	—
Class C	5	10	—
Shareholder servicing agent fees:
Institutional Class	—	1	—
Class A	—	10	—
Class C	—	3	—
Class R6	—	—	—
Organization expense (Note A)	—	—	148
Subsidiary Administration Fees	—	50	—
Audit fees	53	81	20
Custodian and accounting fees	202	69	18
Insurance expense	1	3	—
Legal fees	100	116	10
Registration and filing fees	83	52	2
Shareholder reports	—	39	1
Trustees' fees and expenses	52	52	6
Dividend and interest expense on securities sold short (Note A)	—	—	—
Interest expense	—	—	—
Miscellaneous	18	41	1
Total expenses	607	1,279	220
Expenses reimbursed by Management (Note B)	(501)	(329)	(205)
Investment management fees waived (Note A)	(33)	—	—
Total net expenses	73	950	15
Net investment income (loss)	$518	$(463)	$6

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND[a]	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016	Period from September 16, 2016 (Commencement of Operations) to October 31, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(176)	(95)	—
Sales of investment securities of affiliated issuers	(252)	—	—
Sales of investment securities of unaffiliated issuers sold short	—	—	—
Forward foreign currency contracts	19	—	—
Foreign currency	(5)	—	—
Futures contracts	(9)	(1,333)	—
Option contracts and swaptions written	40	—	161
Swap contracts	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	460	195	(17)
Affiliated investment securities	371	—	—
Unaffiliated investment securities sold short	—	—	—
Forward foreign currency contracts	(24)	—	—
Foreign currency	(1)	—	—
Futures contracts	(38)	6	—
Option contracts and swaptions written	10	—	(58)
Swap contracts	—	—	—
Net gain (loss) on investments	395	(1,227)	86
Net increase (decrease) in net assets resulting from operations	$913	$(1,690)	$92

a  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

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Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	GLOBAL ALLOCATION FUND		LONG SHORT FUND
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$125	$31	$(8,766)	$1,761
Net realized gain (loss) on investments	(149)	297	(94,760)	(16,597)
Change in net unrealized appreciation (depreciation) of investments	35	(609)	80,504	(42,736)
Net increase (decrease) in net assets resulting from operations	11	(281)	(23,022)	(57,572)
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	—	(291)	(361)	(4,410)
Class A	—	(213)	—	—
Class C	—	(120)	—	—
Class R6	—	—	—	—
Net realized gain on investments:
Institutional Class	(16)	—	—	(10,560)
Class A	(14)	—	—	(1,445)
Class C	(13)	—	—	(780)
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(43)	(624)	(361)	(17,195)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	3,603	2,516	858,721	1,207,864
Class A	1,982	2,375	45,394	153,230
Class C	826	2,006	9,572	44,433
Class R6	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	16	288	185	9,520
Class A	14	196	—	1,289
Class C	12	112	—	570
Class R6	—	—	—	—
Payments for shares redeemed:
Institutional Class	(2,526)	(5,994)	(1,488,015)	(1,066,159)
Class A	(4,077)	(3,761)	(196,288)	(172,179)
Class C	(2,625)	(2,298)	(79,785)	(59,121)
Class R6	—	—	—	—
Net increase (decrease) from Fund share transactions	(2,775)	(4,560)	(850,216)	119,447
Net Increase (Decrease) in Net Assets	(2,807)	(5,465)	(873,599)	44,680
Net Assets:
Beginning of year	23,558	29,023	3,272,076	3,227,396
End of year	$20,751	$23,558	$2,398,477	$3,272,076
Undistributed net investment income (loss) at end of year	$15	$—	$—	$—
Distributions in excess of net investment income at end of year	$—	$(250)	$(9,127)	$(6,400)

a  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

LONG SHORT CREDIT FUND		MULTI-ASSET INCOME FUND		RISK BALANCED COMMODITY STRATEGY FUND[a]		U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
Year Ended October 31, 2016	Period from June 29, 2015 (Commencement of Operations) to October 31, 2015	Year Ended October 31, 2016	Period from March 27, 2015 (Commencement of Operations) to October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Period from September 16, 2016 (Commencement of Operations) to October 31, 2016
$486	$52	$518	$361	$(463)	$(822)	$6
(926)	(264)	(383)	(164)	(1,428)	(27,882)	161
432	(336)	778	(749)	201	4,679	(75)
(8)	(548)	913	(552)	(1,690)	(24,025)	92
(499)	(85)	(344)	(255)	—	—	—
(21)	(3)	(14)	(11)	—	—	—
(11)	(1)	(10)	(8)	—	—	—
(102)	(24)	(122)	(94)	—	—	—
—	—	—	—	—	(2)	—
—	—	—	—	—	(5)	—
—	—	—	—	—	(0)	—
—	—	(104)	—	—	—	—
—	—	(5)	—	—	—	—
—	—	(4)	—	—	—	—
—	—	(36)	—	—	—	—
(633)	(113)	(639)	(368)	—	(7)	—
7,628	23,254	1,594	11,175	27,038	26,234	21,148
135	1,342	122	505	16,243	43,996	422
25	1,032	206	503	135	1,946	102
1,353	5,000	—	4,000	—	—	4,770
399	4	306	57	—	2	—
7	—	5	2	—	5	—
3	—	4	1	—	0	—
29	—	44	13	—	—	—
(7,971)	(5)	(279)	(2)	(9,690)	(7,817)	—
(423)	—	(51)	—	(17,175)	(59,467)	—
(33)	—	(47)	(3)	(2,899)	(1,943)	—
(14)	—	(32)	—	—	—	—
1,138	30,627	1,872	16,251	13,652	2,956	26,442
497	29,966	2,146	15,331	11,962	(21,076)	26,534
29,966	—	15,331	—	70,406	91,482	—
$30,463	$29,966	$17,477	$15,331	$82,368	$70,406	$26,534
$—	$—	$6	$—	$(268)	$(566)	$8
$(63)	$(21)	$—	$(7)	$—	$—	$—

Notes to Financial Statements Alternative Fundsß

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Long Short Fund ("Long Short"), Neuberger Berman Long Short Credit Fund ("Long Short Credit"), Neuberger Berman Multi-Asset Income Fund ("Multi-Asset Income"), Neuberger Berman Risk Balanced Commodity Strategy Fund ("Risk Balanced Commodity Strategy") and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy"), (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Global Allocation, Long Short and Risk Balanced Commodity Strategy became diversified in December 2013, December 2014 and August 2015, respectively). Long Short Credit, Multi-Asset Income and U.S. Equity Index PutWrite Strategy are each diversified. Long Short Credit had no operations until June 29, 2015, other than matters relating to its organization and its registration of shares under the 1933 Act. Multi-Asset Income had no operations until March 27, 2015, other than matters relating to its organization and its registration of shares under the 1933 Act. U.S. Equity Index PutWrite Strategy had no operations until September 16, 2016, other than matters relating to its organization and its registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Long Short Credit, Multi-Asset Income and U.S. Equity Index PutWrite Strategy also offer Class R6 shares. The Neuberger Berman Alternative Funds' Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Risk Balanced Commodity Strategy invests in commodity-related instruments through Neuberger Berman Cayman Commodity Fund I Ltd. (the "Subsidiary"), which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the Subsidiary with the intent that Risk Balanced Commodity Strategy will remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2016, the value of Risk Balanced Commodity Strategy's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$13,805,044	16.8%

ß Consolidated Notes to Financial Statements for Risk Balanced Commodity Strategy

The Consolidated Financial Statements include all investments and other accounts of the Subsidiary as if held directly by Risk Balanced Commodity Strategy. A summary of the Subsidiary's financial information is presented below:

Subsidiary Financial Statement Information (000's omitted)	Amount
Total Assets	$14,001
Total Liabilities	196
Net Assets	13,805
Net investment income (loss)	(127)
Net realized gain (loss)	(1,333)
Change in net unrealized appreciation (depreciation)	6
Net increase (decrease) in net assets resulting from operations	$(1,454)

2  Consolidation: The accompanying financial statements of Risk Balanced Commodity Strategy present the consolidated accounts of Risk Balanced Commodity Strategy and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange-traded funds, preferred stocks, exchange-traded options purchased and options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities for long and short positions is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (Level 2 inputs).

Option contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by independent pricing services who use a series of techniques including simulated pricing models and/or curve fitting (bootstrapping), which aids in determining the present value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, volatility surfaces, and exchange rates (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translation: The accounting records of the Funds and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except U.S. Equity Index PutWrite Strategy, to continue to, and the intention of U.S. Equity Index PutWrite Strategy to, qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2016, the Funds did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Risk Balanced Commodity Strategy will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing Risk Balanced Commodity Strategy's taxable income in the current period and also disregarded for all future periods.

As of October 31, 2016, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Allocation	$21,621	$490	$553	$(63)
Long Short	2,195,596	328,034	138,191	189,843
Long Short Credit	32,731	327	338	(11)
Multi-Asset Income	17,367	407	320	87
Risk Balanced Commodity Strategy	77,623	59	6	53
U.S. Equity Index PutWrite Strategy	26,234	15	32	(17)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains or written-off, current and prior year partnership basis adjustments, net operating losses, return of capital distributions, non-taxable distributions from real estate investment trusts ("REITs") and other underlying investments, paydown losses on mortgage backed and asset backed securities, Subsidiary income and gain (loss), gains and losses on swap contracts and futures, foreign currency gains and losses, tax adjustments related to short sales gains and losses from forwards, gains and losses from passive foreign investment companies ("PFICs"), non-deductible stock issuance fees, affiliated capital gain reclass to ordinary income, distributions in excess and re-designated, deemed distributions on shareholder redemptions and deflation adjustments on U.S. Treasury inflation-indexed bonds ("TIPs"). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2016, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Global Allocation	$(50,363)	$139,647	$(89,284)
Long Short	(5,998,740)	6,400,392	(401,652)
Long Short Credit	(1,049)	105,143	(104,094)
Multi-Asset Income	(206)	(15,419)	15,625
Risk Balanced Commodity Strategy	(2,093,593)	760,448	1,333,145
U.S. Equity Index PutWrite Strategy	(1,681)	1,681	—

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	Distributions Paid From:
	Ordinary Income				Tax-Exempt Income				Long-Term Capital Gain				Return of Capital				Total
	2016		2015		2016		2015		2016		2015		2016		2015		2016		2015
Global Allocation	$—		$624,099		$—		$—		$43,247		$64		$—		$—		$43,247		$624,163
Long Short	361,261		4,409,898		—		—		—		12,784,739		—		—		361,261		17,194,637
Long Short Credit	633,046		112,839	(a)	—		—	(a)	—		—	(a)	—		—	(a)	633,046		112,839	(a)
Multi-Asset Income	489,748		367,993	(b)	—		—	(b)	—		—	(b)	149,478		—	(b)	639,226		367,993	(b)
Risk Balanced Commodity Strategy	—		5,572		—		—		—		1,857		—		—		—		7,429
U.S. Equity Index PutWrite Strategy	—	(c)	—		—	(c)	—		—	(c)	—		—	(c)	—		—	(c)	—

(a)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

(b)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(c)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Global Allocation	$—	$—	$(7,524)	$(265,750)	$(42,213)	$(315,487)
Long Short	—	—	185,956,312	(84,394,384)	21,714	101,583,642
Long Short Credit	—	—	(11,093)	(1,266,289)	(20,636)	(1,298,018)
Multi-Asset Income	—	—	85,667	(560,863)	(20,586)	(495,782)
Risk Balanced Commodity Strategy	—	—	53,071	(366,023)	664,890	351,938
U.S. Equity Index PutWrite Strategy	53,798	61,369	(16,945)	—	(5,170)	93,052

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales; timing differences of distribution payments, swaps, futures contracts and forward contracts; adjustments related to post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, mark-to-market adjustments on option contracts and tax adjustments related to REITs, TIPs, PFICs, short sales, partnerships, futures, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Global Allocation	$—	$265,750
Long Short	14,737,120	55,591,523
Long Short Credit	89,293	1,176,996
Multi-Asset Income	85,276	475,587
Risk Balanced Commodity Strategy	89,554	8,790

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2016, Long Short and Risk Balanced Commodity Strategy elected to defer the following late-year ordinary losses:

Late-Year Ordinary Loss Deferral
Long Short	$14,065,741
Risk Balanced Commodity Strategy	267,679

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2016, there were no outstanding balances of accrued capital gains taxes for any Fund.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for Global Allocation, Long Short and Risk Balanced Commodity Strategy, monthly for Multi-Asset Income and quarterly for Long Short Credit (monthly prior to October 1, 2016) and U.S. Equity Index PutWrite Strategy. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of each of Global Allocation, Long Short and Multi-Asset Income to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At October 31, 2016, these Funds estimated these amounts for the period January 1, 2016 to October 31, 2016 within the financial statements because the 2016 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2016, the character of distributions paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Dollar rolls: The Funds may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

12  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. The net amount of fees incurred during the year ended October 31, 2016, are included in the "Dividend and interest expense on securities sold short" on the Statements of Operations and are as follows:

Global Allocation	$30,243
Long Short	2,521,707
Long Short Credit	23,837

At October 31, 2016, Global Allocation had cash pledged in the amount of $1,150,000 to State Street Bank and Trust Company ("State Street"), as collateral for short sales, in addition to cash collateral received from securities lending activities for the Fund. In addition, State Street has a perfected security interest in these Global Allocation assets. At October 31, 2016, Long Short had cash pledged in the amount of $381,109,733 to State Street to cover collateral requirements for borrowing in connection with securities sold short.

At October 31, 2016, Global Allocation had securities pledged in the amount of $1,585,923 to State Street to cover collateral requirements for borrowing in connection with securities sold short.

13  Security lending: Each Fund using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees disclosed within the Statements of Operations under the caption, "Income from securities loaned-net" are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended October 31, 2016, Global Allocation received net income under the securities lending arrangement of $1,604. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales. As of October 31, 2016, approximately 100% of the cash collateral received by Global Allocation was used to finance short sales.

As of October 31, 2016, Global Allocation had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Value of Loaned Securities	Value of Collateral
Global Allocation	$227,216	$232,719

All securities on loan are classified as Common Stocks in the Portfolio's Schedule of Investments as of October 31, 2016 with a contractual maturity of overnight and continuous.

14  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-17 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

15  Derivative instruments: Certain of the Funds' use of derivatives during the year ended October 31, 2016, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2016. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended October 31, 2016, Global Allocation used futures in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2016, Long

Short used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund. During the year ended October 31, 2016, Long Short Credit used futures in an effort to manage or adjust the risk profile of the Fund or the risk of individual positions, to adjust the duration of the Fund's portfolio, to hedge risk and to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the year ended October 31, 2016, Multi-Asset Income used futures in an effort to adjust the investment exposure and/or risk profile of the portfolio based on the portfolio managers team's market views. During the year ended October 31, 2016, Risk Balanced Commodity Strategy used futures (through investments in the Subsidiary) to provide investment exposure to individual commodities, as well as in an effort to manage and/or adjust the risk profile of the Fund.

At the time a Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, a Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2016, Global Allocation used forward contracts to manage or adjust the risk profile and investment exposure of the Fund. During the year ended October 31, 2016, Long Short Credit used forward contracts to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the year ended October 31, 2016, Multi-Asset Income used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the

Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the year ended October 31, 2016, Long Short Credit used credit default swaps to replace more traditional direct investments, to establish net short or long positions for individual markets, currencies or securities and to hedge risk. When a Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps.

Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Equity swap contracts: During the year ended October 31, 2016, Long Short used equity swap contracts ("equity swaps") to increase returns, reduce risks and for hedging purposes. During the year ended October 31, 2016, Long Short Credit used equity swaps to replace more traditional direct investments and to hedge risk.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Total return basket swap contracts: During the year ended October 31, 2016, Long Short used total return basket swaps to increase returns, reduce risks and for hedging purposes. During the year ended October 31, 2016, Long Short Credit used total return basket swaps to replace more traditional direct investments and to hedge risk. Certain Funds may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association (ISDA) agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on swap contracts in the Statements of Operations.

Total return swap contracts: During the year ended October 31, 2016, Long Short used total return swaps to increase returns, reduce risks and for hedging purposes. During the year ended October 31, 2016, Long Short Credit used total return swaps to replace more traditional direct investments and to hedge risk. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

Options: During the year ended October 31, 2016, Global Allocation used options written to enhance returns, manage or adjust the risk profile of the Fund or the risk of individual positions replace more traditional direct investments and obtain exposure to certain markets. During the year ended October 31, 2016, Long Short used options written to generate incremental returns. During the year ended October 31, 2016, Long Short Credit used options written (including swaptions and options on futures) to establish net short or long positions for individual markets, currencies or securities, hedge risk and alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the year ended October 31, 2016, Multi-Asset Income used options written primarily to seek to enhance yield. During the period ended October 31, 2016, U.S. Equity Index PutWrite Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance income and gain exposure more efficiently than through a direct purchase of the underlying security.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that a Fund has written expires unexercised, a Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

A Fund may write or purchase options on exchange-traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used either for hedging purposes or to generate incremental returns for Long Short, Long Short Credit and Multi-Asset Income for the year ended October 31, 2016.

At October 31, 2016, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Receivable/Payable for variation margin on futures contracts(a)	$17,971	$28,174	$10,614	$—	$—	$56,759
Forward contracts	Receivable for forward foreign currency contracts	—	218,711	—	—	—	218,711
Total Value—Assets		$17,971	$246,885	$10,614	$—	$—	$275,470
Long Short
Futures	Receivable/Payable for variation margin on futures contracts(a)	$152,470	$—	$13,033,115	$—	$—	$13,185,585
OTC swaps	OTC swap contracts, at value(b)	—	—	352,834	—	—	352,834
Options purchased	Investments in securities, at value	—	—	6,588,954	—	—	6,588,954
Total Value—Assets		$152,470	$—	$19,974,903	$—	$—	$20,127,373

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short Credit
Futures	Receivable/Payable for variation margin on futures contracts(a)	$54,935	$—	$—	$—	$—	$54,935
Forward contracts	Receivable for forward foreign currency contracts	—	6,524	—	—	—	6,524
OTC swaps	OTC swap contracts, at value(b)	—	—	—	95,633	—	95,633
Total Value—Assets		$54,935	$6,524	$—	$95,633	$—	$157,092
Multi-Asset Income
Futures	Receivable/Payable for variation margin on futures contracts(a)	$3,928	$—	$10,460	$—	$—	$14,388
Forward contracts	Receivable for forward foreign currency contracts	—	149,706	—	—	—	149,706
Total Value—Assets		$3,928	$149,706	$10,460	$—	$—	$164,094
Risk Balanced Commodity Strategy
Futures	Receivable/Payable for variation margin on futures contracts(a)	$—	$—	$—	$—	$3,082,546	$3,082,546
Total Value—Assets		$—	$—	$—	$—	$3,082,546	$3,082,546
Liability Derivatives
Global Allocation
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(33,344)	$(24,540)	$(10,161)	$—	$—	$(68,045)
Forward contracts	Payable for forward foreign currency contracts	—	(243,875)	—	—	—	(243,875)
Options written	Option contracts written, at value	—	—	(10,586)	—	—	(10,586)
Total Value—Liabilities		$(33,344)	$(268,415)	$(20,747)	$—	$—	$(322,506)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short
OTC swaps	OTC swap contracts, at value(b)	$—	$—	$(5,565,754)	$—	$—	$(5,565,754)
Options written	Option contracts written, at value	—	—	(3,951,397)	—	—	(3,951,397)
Total Value—Liabilities		$—	$—	$(9,517,151)	$—	$—	$(9,517,151)
Long Short Credit
OTC swaps	OTC swap contracts, at value(b)	$—	$—	$(14,628)	$(151,591)	$—	$(166,219)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(c)	—	—	—	(160,977)	—	(160,977)
Total Value—Liabilities		$—	$—	$(14,628)	$(312,568)	$—	$(327,196)
Multi-Asset Income
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(26,434)	$—	$(7,523)	$—	$—	$(33,957)
Forward contracts	Payable for open forward foreign currency contracts	—	(171,161)	—	—	—	(171,161)
Options written	Option contracts written, at value	—	—	(18,109)	—	—	(18,109)
Total Value—Liabilities		$(26,434)	$(171,161)	$(25,632)	$—	$—	$(223,227)
Risk Balanced Commodity Strategy
Futures	Receivable/Payable for variation margin on futures contracts(a)	$—	$—	$—	$—	$(2,417,089)	$(2,417,089)
Total Value—Liabilities		$—	$—	$—	$—	$(2,417,089)	$(2,417,089)
U.S. Equity Index PutWrite Strategy
Options written	Option contracts written, at value	$—	$—	$(473,958)	$—	$—	$(473,958)
Total Value—Liabilities		$—	$—	$(473,958)	$—	$—	$(473,958)

(a)  "Futures" reflects the cumulative appreciation/(depreciation) of futures contracts as of October 31, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation/(depreciation) in value of investments." The current day's variation margin as of October 31, 2016, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(b)  "OTC swaps" reflects the appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of October 31, 2016 which is reflected in the Statements of Assets and Liabilities under the caption "OTC swap contracts, at value."

(c)  "Centrally cleared swaps" reflects cumulative unrealized appreciation or (depreciation). Variation margin on centrally cleared swaps is reported within the Statements of Assets and Liabilities as "Receivable/Payable for variation margin on centrally cleared swap contracts."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2016, was as follows:

Realized Gain (Loss)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Net realized gain (loss) on: futures contracts	$(45,334)	$60,270	$12,498	$—	$—	$27,434
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	74,609	—	—	—	74,609
Options written	Net realized gain (loss) on: option contracts and swaptions written	—	—	12,046	—	—	12,046
Total Realized Gain (Loss)		$(45,334)	$134,879	$24,544	$—	$—	$114,089
Long Short
Futures	Net realized gain (loss) on: futures contracts	$85,220	$—	$(43,962,476)	$—	$—	$(43,877,256)
Options purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(4,760,360)	—	—	(4,760,360)
Options written	Net realized gain (loss) on: option contracts and swaptions written	—	—	7,856,426	—	—	7,856,426
Swaps	Net realized gain (loss) on: swap contracts	—	—	(1,516,058)	—	—	(1,516,058)
Total Realized Gain (Loss)		$85,220	$—	$(42,382,468)	$—	$—	$(42,297,248)
Long Short Credit
Futures	Net realized gain (loss) on: futures contracts	$59,938	$—	$(46,911)	$—	$—	$13,027
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	13,411	—	—	—	13,411
Swaps	Net realized gain (loss) on: swap contracts	(166,758)	—	417,910	(75,497)	—	175,655
Options purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	(24,900)	(61,000)	(74,968)	—	—	(160,868)
Options and swaptions written	Net realized gain (loss) on: option contracts and swaptions written	62,899	—	(29,778)	—	—	33,121
Total Realized Gain (Loss)		$(68,821)	$(47,589)	$266,253	$(75,497)	$—	$74,346

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Net realized gain (loss) on: futures contracts	$328	$—	$(9,743)	$—	$—	$(9,415)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	18,864	—	—	—	18,864
Options written	Net realized gain (loss) on: option contracts and swaptions written	—	—	40,212	—	—	40,212
Total Realized Gain (Loss)		$328	$18,864	$30,469	$—	$—	$49,661
Risk Balanced Commodity Strategy
Futures	Net realized gain (loss) on: futures contracts	$—	$—	$—	$—	$(1,333,145)	$(1,333,145)
Total Realized Gain (Loss)		$—	$—	$—	$—	$(1,333,145)	$(1,333,145)
U.S. Equity Index PutWrite Strategy
Options written	Net realized gain (loss) on: option contracts and swaptions written	$—	$—	$160,547	$—	$—	$160,547
Total Realized Gain (Loss)		$—	$—	$160,547	$—	$—	$160,547
Change in Appreciation/(Depreciation)
Global Allocation
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(20,033)	$25,848	$(41,307)	$—	$—	$(35,492)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	(39,012)	—	—	—	(39,012)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written and swaptions written	—	—	2,711	—	—	2,711
Total Change in Appreciation/ (Depreciation)		$(20,033)	$(13,164)	$(38,596)	$—	$—	$(71,793)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$152,470	$—	$27,881,820	$—	$—	$28,034,290
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: unaffiliated investment securities	—	—	(1,247,110)	—	—	(1,247,110)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written and swaptions written	—	—	1,859,903	—	—	1,859,903
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	(2,930,793)	—	—	(2,930,793)
Total Change in Appreciation/ (Depreciation)		$152,470	$—	$25,563,820	$—	$—	$25,716,290
Long Short Credit
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$50,322	$—	$29,688	$—	$—	$80,010
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	(3,152)	—	—	—	(3,152)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	(61,792)	(7,720)	—	(69,512)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written and swaptions written	—	—	4,988	—	—	4,988
Total Change in Appreciation/ (Depreciation)		$50,322	$(3,152)	$(27,116)	$(7,720)	$—	$12,334

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(23,660)	$—	$(15,084)	$—	$—	$(38,744)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	(24,047)	—	—	—	(24,047)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written and swaptions written	—	—	10,803	—	—	10,803
Total Change in Appreciation/ (Depreciation)		$(23,660)	$(24,047)	$(4,281)	$—	$—	$(51,988)
Risk Balanced Commodity Strategy
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$—	$—	$—	$—	$6,067	$6,067
Total Change in Appreciation/ (Depreciation)		$—	$—	$—	$—	$6,067	$6,067
U.S. Equity Index PutWrite Strategy
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written and swaptions written	$—	$—	$(58,264)	$—	$—	$(58,264)
Total Change in Appreciation/ (Depreciation)		$—	$—	$(58,264)	$—	$—	$(58,264)

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to the Funds, except Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy, at October 31, 2016. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2016.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$218,711	$—	$218,711
Securities lending	227,216	—	227,216
Total	$445,927	$—	$445,927
Long Short
Swap contracts	$352,834	$—	$352,834
Total	$352,834	$—	$352,834
Long Short Credit
OTC swaps	$95,633	$—	$95,633
Forward contracts	6,524	—	6,524
Total	$102,157	$—	$102,157
Multi-Asset Income
Forward contracts	$149,706	$—	$149,706
Total	$149,706	$—	$149,706

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Global Allocation
Barclays Bank PLC	$21,417	$(19,687)	$—	$1,730
Deutsche Bank AG	20,352	(18,964)	—	1,388
Goldman Sachs International	18,013	(18,013)	—	—
Royal Bank of Canada	31,061	(31,061)	—	—
Societe Generale	69,179	(59,090)	—	10,089
State Street Bank and Trust Company	285,905	(59,913)	(225,992)	—
Total	$445,927	$(206,728)	$(225,992)	$13,207
Long Short
Citibank, N.A.	$167,830	$(74,800)	$—	$93,030
Goldman Sachs International	185,004	(185,004)	—	—
Total	$352,834	$(259,804)	$—	$93,030
Long Short Credit
BNP Paribas SA	$62,805	$(17,003)	$—	$45,802
Goldman Sachs International	39,352	(39,352)	—	—
Total	$102,157	$(75,828)	$—	$26,329
Multi-Asset Income
Deutsche Bank AG	$13,614	$(13,145)	$—	$469
Goldman Sachs International	13,774	(13,774)	—	—
Royal Bank of Canada	22,608	(22,608)	—	—
Societe Generale	53,437	(47,771)	—	5,666
State Street Bank and Trust Company	46,273	(46,273)	—	—
Total	$149,706	$(143,571)	$—	$6,135

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$(243,875)	$—	$(243,875)
Total	$(243,875)	$—	$(243,875)
Long Short
OTC swaps	$(5,565,754)	$—	$(5,565,754)
OTC options written	(97,168)	—	(97,168)
Total	$(5,662,922)	$—	$(5,662,922)
Long Short Credit
OTC swaps	$(166,219)	$—	$(166,219)
Total	$(166,219)	$—	$(166,219)
Multi-Asset Income
Forward contracts	$(171,161)	$—	$(171,161)
Total	$(171,161)	$—	$(171,161)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Global Allocation
Barclays Bank PLC	$(19,687)	$19,687	$—	$—
Deutsche Bank AG	(18,964)	18,964	—	—
Goldman Sachs International	(39,801)	18,013	—	(21,788)
Royal Bank of Canada	(46,420)	31,061	—	(15,359)
Societe Generale	(59,090)	59,090	—	—
State Street Bank and Trust Company	(59,913)	59,913	—	—
Total	$(243,875)	$206,728	$—	$(37,147)
Long Short
Citibank, N.A.	$(74,800)	$74,800	$—	$—
Goldman Sachs International	(5,588,122)	185,004	5,403,118	—
Total	$(5,662,922)	$259,804	$5,403,118	$—
Long Short Credit
BNP Paribas SA	$(17,003)	$17,003	$—	$—
Goldman Sachs International	(117,224)	39,352	60,000	(17,872)
J.P. Morgan Chase Bank N.A	(31,992)	—	—	(31,992)
Total	$(166,219)	$56,355	$60,000	$(49,864)
Multi-Asset Income
Deutsche Bank AG	$(13,145)	$13,145	$—	$—
Goldman Sachs International	(26,752)	13,774	—	(12,978)
Royal Bank of Canada	(36,055)	22,608	—	(13,447)
Societe Generale	(47,771)	47,771	—	—
State Street Bank and Trust Company	(47,438)	46,273	—	(1,165)
Total	$(171,161)	$143,571	$—	$(27,590)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2016, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by Global Allocation, Long Short and Multi-Asset Income to each counterparty as of October 31, 2016.

16  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order. Through October 31, 2016, Global Allocation invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Genesis Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman Long Short Credit Fund, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy (collectively the "Underlying Funds"). Through October 31, 2016, Multi-Asset Income invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Global Long Short Fund, Neuberger Berman High Income Bond Fund and Long Short Credit (collectively the "Underlying Funds") (See Note F).

For the Funds' investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the fiscal year ended October 31, 2016, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the fiscal year ended October 31, 2016, income earned under this Arrangement on Global Allocation's and Multi-Asset Income's investments is reflected in the Statements of Operations under the caption "Dividend income—affiliated issuers." For the fiscal year ended October 31, 2016, management fees waived and income earned under this Arrangement on Global Allocation's and Multi-Asset Income's investments in the Underlying Funds were as follows:

	Management fees waived	Income earned
Global Allocation	$64,526	$137,537
Multi-Asset Income	33,494	233,710

18  Organization expenses: Costs incurred by U.S. Equity Index PutWrite Strategy in connection with its organization, which amounted to $148,112 and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

19  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets(a):

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Global Allocation:
	0.65%	0.65%	0.65%	0.65%	0.625%	0.625%	0.60%	0.60%	0.60%
For Long Short:
	1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.075%	1.05%
For Long Short Credit:
	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For Multi-Asset Income:
	0.45%	0.425%	0.40%	0.375%	0.350%	0.325%	0.325%	0.325%	0.30%
For Risk Balanced Commodity Strategy and Subsidiary:
	0.70%	0.675%	0.65%	0.625%	0.60%	0.575%	0.575%	0.575%	0.55%
For U.S. Equity Index PutWrite Strategy:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

(a)  Less the net asset value of the Subsidiary for Risk Balanced Commodity Strategy.

Accordingly, for the year ended October 31, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets(a), as follows:

Effective Rate
Global Allocation	0.35%
Long Short	1.11%
Multi-Asset Income	0.24%
Risk Balanced Commodity Strategy	0.70%
Subsidiary	0.70%

(a)  Less the net asset value of the Subsidiary for Risk Balanced Commodity Strategy.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and Class A and Class C of each Fund (except Long Short Credit and Multi-Asset Income) pays Management an administration fee at the annual rate of 0.20% (0.21% for Long Short Credit and Multi-Asset Income) of its average daily net assets under this agreement. Long Short Credit's, Multi-Asset Income's and U.S. Equity Index PutWrite Strategy's Class R6 pays Management an administration fee of 0.02% of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement. The Subsidiary also retains Management as its administrator, and State Street as its sub-administrator.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales and extraordinary expenses, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the year ended October 31, 2016, these Subsidiary expenses amounted to $141,930.

During the year ended October 31, 2016, there was no repayment to Management under these agreements.

At October 31, 2016, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Fiscal Year Ending October 31,
				2014	2015		2016
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2017	2018		2019
Global Allocation Institutional Class	0.90%		10/31/19	$297,504	$219,561		$249,350
Global Allocation Class A	1.26%		10/31/19	168,872	187,516		182,783
Global Allocation Class C	2.01%		10/31/19	105,371	142,390		149,577
Long Short Institutional Class	1.70%		10/31/19	—	—		—
Long Short Class A	2.06%		10/31/19	—	—		—
Long Short Class C	2.81%		10/31/19	—	—		—
Long Short Credit Institutional Class	1.20	%(e)	10/31/19	—	189,748	(d)	283,260
Long Short Credit Class A	1.57	%(e)	10/31/19	—	11,947	(d)	14,957
Long Short Credit Class C	2.32	%(e)	10/31/19	—	11,656	(d)	10,932
Long Short Credit Class R6	1.13	%(e)	10/31/19	—	51,840	(d)	56,434
Multi-Asset Income Institutional Class	0.65	%(c)	10/31/19	—	212,134	(b)	349,252
Multi-Asset Income Class A	1.02	%(c)	10/31/19	—	11,192	(b)	16,514
Multi-Asset Income Class C	1.77	%(c)	10/31/19	—	11,081	(b)	15,614
Multi-Asset Income Class R6	0.58	%(c)	10/31/19	—	77,638	(b)	119,681
Risk Balanced Commodity Strategy Institutional Class	1.10%		10/31/19	79,267	94,559		171,296
Risk Balanced Commodity Strategy Class A	1.46%		10/31/19	260,968	210,384		150,132
Risk Balanced Commodity Strategy Class C	2.21%		10/31/19	27,833	17,570		7,166
U.S. Equity Index PutWrite Strategy Institutional Class	0.65%		10/31/19	—	—		154,906	(g)
U.S. Equity Index PutWrite Strategy Class A	1.01%		10/31/19	—	—		2,299	(g)
U.S. Equity Index PutWrite Strategy Class C	1.76%		10/31/19	—	—		912	(g)
U.S. Equity Index PutWrite Strategy Class R6	0.58%		10/31/19	—	—		46,827	(g)

(a)  Expense limitation per annum of the respective class' average daily net assets.

(b)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(c)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Multi-Asset Income on March 27, 2015, for Institutional Class, Class A, Class C and Class R6 and March 30, 2015, for Class A and Class C. For the period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Multi-Asset Income amounted to $456, $43, $84 and $159, respectively.

(d)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

(e)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit from June 29, 2015 to July 2, 2015, for Institutional Class, Class A, Class C and Class R6. For the period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long Short Credit amounted to $3,229, $257, $394 and $830, respectively. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit on several days in 2016, for Institutional Class, Class A, Class C and Class R6. For the year ended October 31, 2016, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long Short Credit amounted to $26,236, $2,133, $2,908 and $4,880, respectively.

(g)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

Until December 31, 2015, Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to Global Allocation, Long Short Credit, Multi-Asset Income and Risk Balanced Commodity Strategy, was retained by Neuberger Berman Management LLC ("NBM") to provide day-to-day investment management services and received a monthly fee paid by NBM. As investment manager, NBM was responsible for overseeing the investment activities of NBFI. Until December 31, 2015, Neuberger Berman LLC ("Neuberger Berman"), was the sub-adviser to Long Short and was retained by NBM to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman and/or NBM. As a result of the entity consolidation described on page 20 of this Annual Report, the services previously provided by NBFI and Neuberger Berman under the respective sub-advisory agreements are being provided by NBIA as of January 1, 2016.

Each Fund also has a distribution agreement with Neuberger Berman with respect to each class of shares. Neuberger Berman acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, Neuberger Berman receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Neuberger Berman's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Neuberger Berman receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Neuberger Berman receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Long Short Credit and Multi-Asset Income) are generally sold with an initial sales charge of up to 5.75%. Class A shares of Long Short Credit and Multi-Asset Income are generally sold with an initial sales charge of up to 4.25%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2016, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Global Allocation Class A	$559	$—	$—	$—
Global Allocation Class C	—	867	—	—
Long Short Class A	41,039	—	—	—
Long Short Class C	—	44,372	—	—
Long Short Credit Class A	—	—	—	—
Long Short Credit Class C	—	32	—	—
Multi-Asset Income Class A	—	—	—	—
Multi-Asset Income Class C	—	—	—	—
Risk Balanced Commodity Strategy Class A	—	—	—	—
Risk Balanced Commodity Strategy Class C	—	1,140	—	—
U.S. Equity Index PutWrite Strategy Class A(1)	—	—	—	—
U.S. Equity Index PutWrite Strategy Class C(1)	—	—	—	—

(1)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

Note C—Securities Transactions:

During the year ended October 31, 2016, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward contracts and option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
Global Allocation	$3,115	$38,096	$4,160	$3,015	$41,822	$5,532
Long Short	—	1,581,205	639,372	—	1,972,223	661,737
Long Short Credit	26,507	34,368	4,457	25,998	15,837	6,815
Multi-Asset Income	3,179	12,467	—	2,199	12,377	—
Risk Balanced Commodity Strategy	—	25,193	—	2,500	28,468	—
U.S. Equity Index PutWrite Strategy(1)	33,809	—	—	—	—	—

(1)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

During the year ended October 31, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2016 and October 31, 2015 was as follows:

	For the Year Ended October 31, 2016					For the Year Ended October 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Global Allocation
Institutional Class	350	2		(244)	108	238	27		(560)	(295)
Class A	194	2		(404)	(208)	222	18		(350)	(110)
Class C	83	1		(266)	(182)	190	11		(217)	(16)
Long Short
Institutional Class	68,394	15		(118,738)	(50,329)	93,007	735		(82,335)	11,407
Class A	3,664	—		(15,880)	(12,216)	11,849	100		(13,400)	(1,451)
Class C	795	—		(6,641)	(5,846)	3,514	45		(4,714)	(1,155)
Long Short Credit
Institutional Class	811	42		(847)	6	2,337	0	[z]	(0)[z]	2,337	(c)
Class A	14	1		(45)	(30)	135	0	[z]	—	135	(c)
Class C	3	—		(3)	—	103	0	[z]	—	103	(c)
Class R6	143	3		(2)	144	500	—		—	500	(c)
Multi-Asset Income
Institutional Class	166	32		(29)	169	1,117	6		(0)[z]	1,123	(a)
Class A	13	1		(6)	8	51	0	[z]	—	51	(a)
Class C	22	0	[z]	(5)	17	50	0	[z]	(0)[z]	50	(a)
Class R6	—	5		(3)	2	400	1		—	401	(a)
Risk Balanced Commodity Strategy
Institutional Class	4,718	—		(1,667)	3,051	3,787	0	[z]	(1,104)	2,683
Class A	2,943	—		(3,090)	(147)	6,256	1		(8,483)	(2,226)
Class C	25	—		(534)	(509)	279	0	[z]	(268)	11
U.S. Equity Index PutWrite Strategy
Institutional Class(d)	2,100	—		—	2,100	—	—		—	—
Class A(d)	42	—		—	42	—	—		—	—
Class C(d)	10	—		—	10	—	—		—	—
Class R6(d)	476	—		—	476	—	—		—	—

(a)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(b)  Period from May 11, 2015 (Commencement of Operations) to October 31, 2015.

(c)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

(d)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

z  A zero balance reflects actual amounts rounding to less than $1,000.

Note E—Lines of Credit:

At October 31, 2016, each Fund (other than Neuberger Berman U.S. Equity Index PutWrite Strategy Fund) was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the higher of (a) a federal funds effective rate plus 1.00% per annum or (b) a eurodollar rate for a one-month period plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2016. During the period ended October 31, 2016, none of the Funds utilized the line of credit.

Note F—Investments in Affiliates(a):

	Balance of Shares Held October 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2016	Value October 31, 2016	Distributions from Investments in Affiliated Issuers(b)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Global Allocation
Neuberger Berman Emerging Markets Debt Fund Institutional Class	76,021	97,018	50,679	122,360	$1,088,994	$5,738	$(58,209)
Neuberger Berman Emerging Markets Equity Fund Institutional Class	156,647	43,578	200,225	—	—	12,512	13,733
Neuberger Berman Emerging Markets Equity Fund R6 Class	—	159,688	76,279	83,409	1,359,573	—	21,149
Neuberger Berman Floating Rate Income Fund Institutional Class	—	155,344	—	155,344	1,537,567	4,974	—
Neuberger Berman Genesis Fund Class R6	—	19,987	—	19,987	1,092,207	—	—
Neuberger Berman High Income Bond Fund Institutional Class	134,797	23,579	158,376	—	—	51,377	(51,987)
Neuberger Berman High Income Bond Fund R6 Class	—	90,915	42,071	48,844	424,936	9,219	954

	Balance of Shares Held October 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2016	Value October 31, 2016	Distributions from Investments in Affiliated Issuers(b)		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Neuberger Berman International Equity Fund Institutional Class	265,492	46,253	311,745	—	$—	$36,956		$169,855
Neuberger Berman International Equity R6 Shares	—	332,941	332,941	—	—	—		(83,671)
Neuberger Berman International Select Fund Institutional Class	—	344,206	—	344,206	3,658,225	—		—
Neuberger Berman Long Short Credit Fund Institutional Class	105,628	1,361	106,989	—	—	13,926		(44,652)
Neuberger Berman Long Short Credit Fund R6 Class	—	82,815	—	82,815	789,752	2,835		—
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	101,752	—	4,613	97,139	581,604	—	*	(8,395)
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Class R6	—	86,224	—	86,224	871,201	—		—
Total					$11,404,059	$137,537		$(41,223)
Multi-Asset Income
Neuberger Berman Emerging Markets Debt Fund Institutional Class	182,438	20,110	45,717	156,831	$1,395,784	$14,598		$(47,864)
Neuberger Berman Floating Rate Income Fund Institutional Class	193,562	237,483	108,524	322,521	3,192,253	56,454		(67,444)
Neuberger Berman Global Long Short Fund Institutional Class	43,732	385	44,117	—	—	3,918		(81,348)
Neuberger Berman High Income Bond Fund Institutional Class	272,506	99,050	371,556	—	—	120,497		(36,901)
Neuberger Berman High Income Bond Fund R6 Class	—	276,284	—	276,284	2,403,651	28,251		—

	Balance of Shares Held October 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2016	Value October 31, 2016	Distributions from Investments in Affiliated Issuers(b)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Neuberger Berman Long Short Credit Fund Institutional Class	45,159	14,166	59,325	—	$—	$7,951	$(18,746)
Neuberger Berman Long Short Credit Fund R6 Class	—	59,625	—	59,625	568,640	2,041	—
Total					$7,560,328	$233,710	$(252,303)

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

*  Security did not produce income during the period.

Other: At October 31, 2016, Global Allocation, which is also managed by Management, held 0.70% of the outstanding shares of Risk Balanced Commodity Strategy. Global Allocation and Multi-Asset Income, which are also managed by Management, held 2.59% and 1.87%, respectively, of the outstanding shares of Long Short Credit. At October 31, 2016, Global Allocation, who is also managed by Management, held 3.28% of the outstanding shares of U.S. Equity Index PutWrite Strategy Fund.

In addition, at October 31, 2016, there were affiliated investors owning 7.53%, 68.39%, 82.94% and 38.05% of Global Allocation's, Long Short Credit's, Multi-Asset Income's and U.S. Equity Index PutWrite Strategy's outstanding shares, respectively.

Note G—Recent Accounting Pronouncement:

In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds' financial statements and related disclosures.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 to $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management
Global Allocation Fund
Institutional Class
10/31/2016	$10.42	$0.10	$(0.01)	$0.09	$—	$(0.02)	$—	$(0.02)	$—
10/31/2015	$10.81	$0.06	$(0.17)	$(0.11)	$(0.28)	$(0.00)	$—	$(0.28)	$—
10/31/2014	$11.63	$(0.12)	$0.29	$0.17	$(0.99)	$—	$—	$(0.99)	$0.00
10/31/2013	$10.30	$(0.09)	$1.57	$1.48	$(0.15)	$—	$—	$(0.15)	$—
10/31/2012	$10.30	$(0.12)	$1.02	$0.90	$(0.21)	$(0.69)	$—	$(0.90)	$—
Class A
10/31/2016	$10.36	$0.06	$(0.00)	$0.06	$—	$(0.02)	$—	$(0.02)	$—
10/31/2015	$10.76	$0.02	$(0.18)	$(0.16)	$(0.24)	$(0.00)	$—	$(0.24)	$—
10/31/2014	$11.57	$(0.16)	$0.29	$0.13	$(0.94)	$—	$—	$(0.94)	$0.00
10/31/2013	$10.25	$(0.14)	$1.58	$1.44	$(0.12)	$—	$—	$(0.12)	$—
10/31/2012	$10.27	$(0.15)	$1.01	$0.86	$(0.19)	$(0.69)	$—	$(0.88)	$—
Class C
10/31/2016	$10.18	$(0.01)	$(0.01)	$(0.02)	$—	$(0.02)	$—	$(0.02)	$—
10/31/2015	$10.60	$(0.06)	$(0.18)	$(0.24)	$(0.18)	$(0.00)	$—	$(0.18)	$—
10/31/2014	$11.43	$(0.25)	$0.30	$0.05	$(0.88)	$—	$—	$(0.88)	$0.00
10/31/2013	$10.13	$(0.21)	$1.55	$1.34	$(0.04)	$—	$—	$(0.04)	$—
10/31/2012	$10.21	$(0.23)	$1.00	$0.77	$(0.16)	$(0.69)	$—	$(0.85)	$—

See Notes to Financial Highlights

Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)

$10.49	0.87%	$10.1	4.17%	3.66%	1.11%	0.60%	0.97%	176%[a]	174%[a]
$10.42	(1.12)%	$8.9	3.29%	2.94%	1.03%	0.69%	0.51%	195%[a]	185%[a]
$10.81	1.37%[b]	$12.5	3.25%	2.72%	1.50%	0.98%	(1.12)%	228%	216%
$11.63	14.56%	$17.2	3.23%	2.73%	1.48%	0.98%	(0.85)%	187%	158%
$10.30	9.60%	$8.9	5.01%	4.55%	1.68%	1.22%	(1.19)%	446%	423%

$10.40	0.59%	$5.9	4.53%	4.01%	1.49%	0.96%	0.64%	176%[a]	174%[a]
$10.36	(1.52)%	$8.1	3.69%	3.34%	1.39%	1.04%	0.16%	195%[a]	185%[a]
$10.76	1.03%[b]	$9.6	3.68%	3.16%	1.86%	1.35%	(1.49)%	228%	216%
$11.57	14.15%	$7.9	3.58%	3.07%	1.84%	1.33%	(1.25)%	187%	158%
$10.25	9.24%	$3.4	5.41%	4.93%	2.07%	1.59%	(1.48)%	446%	423%

$10.14	(0.19)%	$4.7	5.26%	4.74%	2.24%	1.71%	(0.10)%	176%[a]	174%[a]
$10.18	(2.29)%	$6.6	4.45%	4.10%	2.14%	1.79%	(0.57)%	195%[a]	185%[a]
$10.60	0.30%[b]	$7.0	4.46%	3.95%	2.63%	2.11%	(2.27)%	228%	216%
$11.43	13.30%	$4.9	4.35%	3.85%	2.59%	2.09%	(1.99)%	187%	158%
$10.13	8.34%	$2.2	6.47%	6.03%	2.78%	2.34%	(2.26)%	446%	423%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management
Long Short Fund
Institutional Class
10/31/2016	$12.76	$(0.03)	$0.01	$(0.02)	$(0.00)	$—	$—	$(0.00)	$—
10/31/2015	$13.02	$0.02	$(0.21)	$(0.19)	$(0.02)	$(0.05)	$—	$(0.07)	$—
10/31/2014	$12.48	$0.02	$0.58	$0.60	$—	$(0.06)	$—	$(0.06)	$0.00
10/31/2013	$11.09	$0.01	$1.47	$1.48	$(0.01)	$(0.08)	$—	$(0.09)	$—
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.04	$1.05	$1.09	$—	$—	$—	$—	$—
Class A
10/31/2016	$12.62	$(0.07)	$0.01	$(0.06)	$—	$—	$—	$—	$—
10/31/2015	$12.91	$(0.03)	$(0.21)	$(0.24)	$—	$(0.05)	$—	$(0.05)	$—
10/31/2014	$12.41	$(0.03)	$0.58	$0.55	$—	$(0.05)	$—	$(0.05)	$0.00
10/31/2013	$11.06	$(0.03)	$1.47	$1.44	$(0.01)	$(0.08)	$—	$(0.09)	$—
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.00	$1.06	$1.06	$—	$—	$—	$—	$—
Class C
10/31/2016	$12.29	$(0.16)	$0.00	$(0.16)	$—	$—	$—	$—	$—
10/31/2015	$12.66	$(0.12)	$(0.20)	$(0.32)	$—	$(0.05)	$—	$(0.05)	$—
10/31/2014	$12.26	$(0.12)	$0.57	$0.45	$—	$(0.05)	$—	$(0.05)	$0.00
10/31/2013	$10.99	$(0.12)	$1.46	$1.34	$(0.00)	$(0.07)	$—	$(0.07)	$—
Period from 12/29/2011^ to 10/31/2012	$10.00	$(0.06)	$1.05	$0.99	$—	$—	$—	$—	$—

See Notes to Financial Highlights

Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)

$12.74	(0.14)%	$2,074.7	1.91%	1.33%	1.91%	1.33%	(0.22)%		86%	72%
$12.76	(1.45)%	$2,719.8	1.66%	1.31%	1.66%	1.31%	0.16%		91%	69%
$13.02	4.83%[b]	$2,627.8	1.72%	1.48%	1.72%	1.48%	0.17%		61%	44%
$12.48	13.47%	$1,038.2	1.75%	1.60%	1.75%§	1.60%§	0.10%		103%	52%
$11.09	10.90%**	$92.6	2.78%‡*	2.65%‡*	1.83%‡*	1.70%‡*	0.40	%‡*	93%**	56%**

$12.56	(0.48)%	$206.4	2.28%	1.69%	2.28%	1.69%	(0.59)%		86%	72%
$12.62	(1.89)%	$361.7	2.03%	1.68%	2.03%	1.68%	(0.20)%		91%	69%
$12.91	4.47%[b]	$388.6	2.09%	1.85%	2.09%	1.85%	(0.20)%		61%	44%
$12.41	13.08%	$502.1	2.08%	1.94%	2.08%§	1.94%§	(0.23)%		103%	52%
$11.06	10.60%**	$27.0	3.21%‡*	3.11%‡*	2.17%‡*	2.06%‡*	0.05	%‡*	93%**	56%**

$12.13	(1.30)%	$117.3	3.02%	2.44%	3.02%	2.44%	(1.33)%		86%	72%
$12.29	(2.56)%	$190.6	2.77%	2.42%	2.77%	2.42%	(0.94)%		91%	69%
$12.66	3.71%[b]	$211.0	2.84%	2.60%	2.84%	2.60%	(0.94)%		61%	44%
$12.26	12.23%	$115.1	2.83%	2.68%	2.83%§	2.68%§	(1.00)%		103%	52%
$10.99	9.90%**	$3.4	4.34%‡*	4.20%‡*	2.95%‡*	2.81%‡*	(0.69	)%‡*	93%**	56%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management
Long Short Credit Fund
Institutional Class
10/31/2016	$9.75	$0.15	$(0.18)	$(0.03)	$(0.19)	$—	$—	$(0.19)	$—
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.23)	$(0.21)	$(0.04)	$—	$—	$(0.04)	$—
Class A
10/31/2016	$9.75	$0.11	$(0.17)	$(0.06)	$(0.16)	$—	$—	$(0.16)	$—
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.01	$(0.23)	$(0.22)	$(0.03)	$—	$—	$(0.03)	$—
Class C
10/31/2016	$9.75	$0.06	$(0.17)	$(0.11)	$(0.11)	$—	$—	$(0.11)	$—
Period from 6/29/2015^ to 10/31/2015	$10.00	$(0.01)	$(0.23)	$(0.24)	$(0.01)	$—	$—	$(0.01)	$—
Class R6
10/31/2016	$9.75	$0.16	$(0.18)	$(0.02)	$(0.19)	$—	$—	$(0.19)	$—
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.22)	$(0.20)	$(0.05)	$—	$—	$(0.05)	$—
Multi-Asset Income Fund
Institutional Class
10/31/2016	$9.43	$0.31	$0.25	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—
See Notes to Financial Highlights

Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)

$9.53	(0.28)%		$22.3	3.22%		2.36%		1.97%		1.10%		1.54%		190%		197%
$9.75	(2.06	)%**	$22.8	3.50	%‡*	3.45	%‡*	1.21	%‡*	1.15	%‡*	0.64	%‡*	32	%**	18	%**

$9.53	(0.55)%		$1.0	3.72%		2.82%		2.29%		1.40%		1.16%		190%		197%
$9.75	(2.17	)%**	$1.3	4.28	%‡*	4.23	%‡*	1.55	%‡*	1.50	%‡*	0.28	%‡*	32	%**	18	%**

$9.53	(1.10)%		$1.0	4.30	%*	3.47%		2.85%		2.02%		0.64%		190%		197%
$9.75	(2.41	)%**	$1.0	5.04	%‡*	4.98	%‡*	2.26	%‡*	2.20	%‡*	(0.43	)%‡*	32	%**	18	%**

$9.54	(0.12)%		$6.1	3.05	%*	2.26%		1.83%		(1.04)%		1.71%		190%		197%
$9.75	(2.03	)%**	$4.9	3.49	%‡*	3.44	%‡*	1.14	%‡*	1.08	%‡*	0.69	%‡*	32	%**	18	%**

$9.60	6.09%		$12.4	3.86%		3.86	%*	0.44%		0.44%		3.33%		94%		94%
$9.43	(3.43	)%**	$10.6	3.66	%‡*	3.66	%Ø‡*	0.43	%‡*	0.43	%Ø‡*	3.87	%‡*	33	%**	33	%Ø**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management
Multi-Asset Income Fund (cont'd)
Class A
10/31/2016	$9.43	$0.28	$0.24	$0.52	$(0.26)	$—	$(0.09)	$(0.35)	$—
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.20	$(0.56)	$(0.36)	$(0.21)	$—	$—	$(0.21)	$—
Class C
10/31/2016	$9.43	$0.20	$0.25	$0.45	$(0.19)	$—	$(0.09)	$(0.28)	$—
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.16	$(0.56)	$(0.40)	$(0.17)	$—	$—	$(0.17)	$—
Class R6
10/31/2016	$9.43	$0.32	$0.24	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—
Risk Balanced Commodity Strategy Fund[c]
Institutional Class
10/31/2016	$6.20	$(0.03)	$(0.18)	$(0.21)	$—	$—	$—	$—	$—
10/31/2015	$8.39	$(0.05)	$(2.14)	$(2.19)	$—	$(0.00)	$—	$(0.00)	$—
10/31/2014	$9.01	$(0.07)	$(0.55)	$(0.62)	$—	$—	$—	$—	$—
10/31/2013	$9.84	$(0.09)	$(0.74)	$(0.83)	$—	$—	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.02)	$(0.14)	$(0.16)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)

$9.60	5.70%		$0.6	4.27%	4.27%		0.81%	0.81%		2.98%		94%		94%
$9.43	(3.64	)%**	$0.5	4.55%‡*	4.55	%Ø‡*	0.79%‡*	0.79	%Ø*‡	3.50	%‡*	33	%**	33	%Ø**

$9.60	4.91%		$0.6	4.99%	4.99%		1.56%	1.56%		2.20%		94%		94%
$9.43	(4.07	)%**	$0.5	5.29%‡*	5.29	%Ø‡*	1.53%‡*	1.53	%Ø*‡	2.76	%‡*	33	%**	33	%Ø**

$9.60	6.16%		$3.9	3.78%	3.78%		0.37%	0.37%		3.42%		94%		94%
$9.43	(3.39	)%**	$3.8	3.63%‡*	3.63	%Ø‡*	0.36%‡*	0.36	%Ø‡*	3.93	%‡*	33	%**	33	%Ø**

$5.99	(3.39)%		$49.0	1.65%	1.65	%Ø*	1.10%	1.10	%Ø*	(0.44)%		58	%Ø	58	%Ø
$6.20	(26.09)%		$31.8	1.47%	1.47	%Ø*	1.10%	1.10	%Ø*	(0.67)%		35	%Ø	35	%Ø
$8.39	(6.88)%		$20.5	1.62%	1.62	%Ø*	1.10%	1.10	%Ø*	(0.73)%		21	%Ø	21	%Ø
$9.01	(8.43)%		$9.6	3.69%	3.69	%Ø*	1.10%	0.10	%Ø*	(0.94)%		5	%Ø	5	%Ø
$9.84	(1.60	)%**	$5.0	25.60%‡*	25.60	%Ø‡*	1.10%‡*	1.10	%Ø‡*	(0.99	)%‡*	0	%Ø**	0	%Ø**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management
Risk Balanced Commodity Strategy Fund[c] (cont'd)
Class A
10/31/2016	$6.12	$(0.05)	$(0.17)	$(0.22)	$—	$—	$—	$—	$—
10/31/2015	$8.32	$(0.07)	$(2.13)	$(2.20)	$—	$(0.00)	$—	$(0.00)	$—
10/31/2014	$8.97	$(0.10)	$(0.55)	$(0.65)	$—	$—	$—	$—	$—
10/31/2013	$9.84	$(0.12)	$(0.75)	$(0.87)	$—	$—	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.03)	$(0.13)	$(0.16)	$—	$—	$—	$—	$—
Class C
10/31/2016	$5.98	$(0.09)	$(0.18)	$(0.27)	$—	$—	$—	$—	$—
10/31/2015	$8.19	$(0.12)	$(2.09)	$(2.21)	$—	$(0.00)	$—	$(0.00)	$—
10/31/2014	$8.88	$(0.16)	$(0.53)	$(0.69)	$—	$—	$—	$—	$—
10/31/2013	$9.83	$(0.18)	$(0.77)	$(0.95)	$—	$—	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.04)	$(0.13)	$(0.17)	$—	$—	$—	$—	$—
U.S. Equity Index PutWrite Strategy Fund
Institutional Class
Period from 9/16/2016^ to10/31/2016	$10.00	$0.00	$0.09	$0.09	$—	$—	$—	$—	$—
Class A
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.00)	$0.09	$0.09	$—	$—	$—	$—	$—

See Notes to Financial Highlights

Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)

$5.90	(3.59)%		$33.3	2.04%	2.04	%Ø	1.46%	1.46%		(0.82)%		58%		58%
$6.12	(26.43)%		$35.5	1.84%	1.84	%Ø	1.46%	1.46%		(1.05)%		35%		35%
$8.32	(7.25)%		$66.8	1.98%	1.98	%Ø	1.46%	1.46%		(1.09)%		21%		21%
$8.97	(8.84)%		$35.0	3.81%	3.81	%Ø	1.46%	1.46%		(1.27)%		5%		5%
$9.84	(1.60	)%**	$0.1	33.04%‡*	33.04	%Ø	1.46%	1.46%		(1.36)%		0%		0%

$5.71	(4.52)%		$0.1	3.06%	3.06	%Ø*	2.21%	2.21	%Ø*	(1.65)%		58	%Ø	58	%Ø
$5.98	(26.98)%		$3.1	2.70%	2.70	%Ø*	2.21%	2.21	%Ø*	(1.79)%		35	%Ø	35	%Ø
$8.19	(7.77)%		$4.2	2.84%	2.84	%Ø*	2.21%	2.21	%Ø*	(1.84)%		21	%Ø	21	%Ø
$8.88	(9.66)%		$3.6	4.69%	4.69	%Ø*	2.21%	2.21	%Ø*	(2.03)%		5	%Ø	5	%Ø
$9.83	(1.70	)%**	$0.1	35.12%‡*	35.12	%Ø‡*	2.21%‡*	2.21	%Ø‡*	(2.11	)%‡*	0	%Ø**	0	%Ø**

$10.09	0.90	%**	$21.2	3.84%‡*	3.84	%Ø‡*	0.65%‡*	0.65	%Ø‡*	0.26	%‡*	0	%Ø**	0	%Ø**

$10.09	0.90	%**	$0.4	4.26%‡*	4.26	%Ø‡*	1.01%‡*	1.01	%Ø‡*	(0.05	)%‡*	0	%Ø **	0	%Ø**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management

U.S. Equity Index PutWrite Strategy Fund (cont'd)
Class C
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.01)	$0.09	$0.08	$—	$—	$—	$—	$—
Class R6
Period from 9/16/16^ to 10/31/2016	$10.00	$0.00	$0.10	$0.10	$—	$—	$—	$—	$—

See Notes to Financial Highlights

Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)

$10.08	0.80	%**	$0.1	5.10	%‡*	5.10	%Ø‡*	1.76	%‡*	1.76	%Ø‡*	(0.86	)%‡*	0	%Ø**	0	%Ø**

$10.10	1.00	%**	$4.8	3.77	%‡*	3.77	%Ø‡*	0.58	%‡*	0.58	%Ø‡*	0.26	%‡*	0	%Ø**	0	%Ø**

Notes to Financial Highlights

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

^	The date investment operations commenced.
‡	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.
@	Calculated based on the average number of shares outstanding during each fiscal period.
§
After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2013
Long Short Institutional Class	1.69%	1.54%
Long Short Class A	2.06%	1.92%
Long Short Class C	2.81%	2.66%

*	Annualized.
**	Not annualized.
#	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
Ø	Multi-Asset Income, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy did not engage in short sales.
a	The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, were 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015, for Global Allocation.
b	The voluntary contributions received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.
c	Consolidated financial highlights, see Note A in the Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds and Shareholders of:

Neuberger Berman Global Allocation Fund
Neuberger Berman Long Short Credit Fund
Neuberger Berman Multi-Asset Income Fund
Neuberger Berman Risk Balanced Commodity Strategy Fund
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund, five of the series constituting the Neuberger Berman Alternative Funds (the "Trust"), including the schedules of investments, as of October 31, 2016, the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund, at October 31, 2016, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 29, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Alternative Funds

We have audited the accompanying statement of assets and liabilities of the Neuberger Berman Long Short Fund, a series of the Neuberger Berman Alternative Funds (the "Trust"), including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 29, 2011 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Long Short Fund, as of October 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 29, 2011 (commencement of operations) to October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 22, 2016

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers (prior to January 1, 2016)

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management or Neuberger Berman. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	55	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management and Deputy Treasurer, GE Company, 1988 to 1993.	55

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	55

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	55

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	55

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	55

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	55

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	55

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	55

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	55	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	55

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	55	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

55

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.	55	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.
(2)
Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Secretary, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Senior Vice President, NBIA, since 2013, formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Vice President, NBIA, since 2008; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since inception

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.
(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman Risk Balanced Commodity Strategy Fund (each, a "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 18, 2016, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for each Fund.

In evaluating the Agreement with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports that feed into the Contract Review Committee, which reviews and takes account of the information.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to each Fund and whether the Agreement was in the best interests of each Fund and Fund shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management; (2) the investment performance of each Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale have been or might be realized as each Fund grows; and (5) whether fee or service levels reflect any such potential economies of scale for the benefit of each Fund's shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreement to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The

Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management and the types of benefits potentially derived from such services by Management, the Funds and other clients of Management. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context.

The Board factored into its evaluation of the Funds' fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, both on an absolute basis and relative to an appropriate benchmark index and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. In the case of those Funds that had underperformed their benchmark indices and/or peer groups, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. In the case of certain Funds, the Board met with the Portfolio Managers of those Funds during the period since the last contract renewal to discuss the Fund's performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding a Fund's underperformance.

With respect to the overall fairness of the Agreement, the Board considered the fee structure for each Fund under the Agreement as compared to a peer group of comparable funds. The Board also considered any fall-out (i.e. indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. With respect to Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, the Board considered that each Fund invests in affiliated underlying funds pursuant to exemptive relief obtained from the Securities and Exchange Commission. The Board further considered, for any assets that Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund invest in an affiliated underlying fund, Management's undertaking to waive a portion of each Fund's advisory fee equal to the advisory fee it receives from such affiliated underlying fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of each Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board compared each Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period. The Board also noted that for some classes of certain Funds, the overall expense ratio of each class is maintained through expense reimbursements by Management.

With regard to the investment performance of each Fund and the costs of the services provided to each Fund, the Board considered the following information. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below. For each Fund, the Board looked at the Institutional Class as provided below as a proxy for all of the Fund's classes:

•

Neuberger Berman Global Allocation Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period and higher than the median for the 3-year period. Due to limited performance information for the funds in the peer group, the Fund was the only Fund in the group with five years of performance. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, but higher for the 3 and 5-year periods. The Fund was launched in 2010 and therefore does not have 10-year performance.

•

Neuberger Berman Long Short Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, but higher for the 3-year period. The Fund was launched in 2011 and therefore does not have 5 or 10-year performance.

•

Neuberger Berman Long Short Credit Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee net of fees waived by Management was higher than the median. The Board did not consider the Fund's performance relative to its peer group because the Fund has been in operation for less than one year and, as such, does not have comparable peer group performance. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the period since the Fund's inception. The Fund was launched in 2015 and while the Board reviewed its performance as compared to its benchmark, the Board recognizes the limitations of relying on very short-term performance.

•

Neuberger Berman Multi-Asset Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the period since the Fund's inception. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the period since the Fund's inception. The Fund was launched in 2015 and while the Board reviewed its performance as compared to its benchmark and peer group, the Board recognizes the limitations of relying on very short-term performance.

•

Neuberger Berman Risk Balanced Commodity Strategy Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 3-year periods. The Fund was launched in 2012 and therefore does not have 5 or 10-year performance.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the

Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the comparable Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a comparable Fund and any such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. As in past years, the Board gave careful thought to the size of any breakpoints in the Funds' advisory fees and the asset levels at which they are set. It also considered whether the fees were set at an appropriate level and compared the fee structures to that of the peer group. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board. In concluding that the benefits accruing to Management and affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's reported level of profitability on each Fund was reasonable.

Conclusions

In approving the continuation of the Agreement, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that it retained confidence in Management's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund: Initial Consideration of the Management Agreement

At meetings held on June 22-23, 2016, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), evaluated and approved the management agreement with Management (the "Agreement") with respect to Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel").

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed materials provided by Management and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of the Trust. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports that feed into the Contract Review Committee, which reviews and takes account of the information.

The Independent Fund Trustees receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of management and advisory agreements. During the course of their deliberations regarding their review of the Agreement, the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management; (2) the expected costs of the services to be provided by Management; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board also reviewed whether Management would use brokers to execute Fund transactions that provide research and other services to Management and the types of benefits potentially derived from such services by Management, the Fund and other clients of Management. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

The Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context.

With respect to the overall fairness of the Agreement, the Board considered the fee structures proposed for the Fund under the Agreement for the four classes to be registered initially as compared to a peer group of comparable funds. The Board also considered any fall-out (i.e. indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and total expense ratio to a peer group of comparable funds and determined that the management fee and the overall expense ratio for Class A, Class C, Institutional Class and Class R6 are lower than the median for the peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreement, the Board concluded that the terms of the Agreement are fair and reasonable to the Fund and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Notice to Shareholders

In early 2017 you will receive information to be used in filing your 2016 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2016. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2016, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2016 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Global Allocation	$409,686
Long Short	32,688,763
Long Short Credit	24,471
Multi-Asset Income	564,431
U.S. Equity Index PutWrite Strategy	—

Neuberger Berman Global Allocation Fund hereby designate $43,247 as a capital gain distribution.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 Shareholder Services 800.877.9700 Intermediary Client Services 800.366.6264 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 887.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing

L0265 12/16

Neuberger Berman Alternative and Multi-Asset Class Funds
Institutional Class Shares Class A Shares Class C Shares Class R6 Shares
Absolute Return Multi-Manager Fund Long Short Multi-Manager Fund

Annual Report October 31, 2016

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Absolute Return Multi-Manager Fund	2
Long Short Multi-Manager Fund	5
FUND EXPENSE INFORMATION	10
SCHEDULE OF INVESTMENTS
Absolute Return Multi-Manager Fund	12
Long Short Multi-Manager Fund	56
FINANCIAL STATEMENTS	69
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Absolute Return Multi-Manager Fund	95
Long Short Multi-Manager Fund	97
Report of Independent Registered Public Accounting Firm	101
Directory	102
Trustees and Officers	103
Proxy Voting Policies and Procedures	113
Quarterly Portfolio Schedule	113
Notice to Shareholders	113
Board Consideration of the Management and Sub-Advisory Agreements	114

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2016 Neuberger Berman LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund.

U.S. equity markets experienced several periods of weakness and elevated volatility throughout the fiscal year, driven by the energy selloff to start the year, the "Brexit" decision in June and the uncertainty regarding the November U.S. elections. Still, U.S. equities were positive for the period overall. Corporate bonds and asset-backed securities started the period with significant spread widening despite no obvious changes to credit quality. Those markets subsequently rallied and ended higher for the period. Currency volatility picked up during the period as the U.S. dollar and yen strengthened while the euro and pound weakened. Commodity volatility was higher during the period as well, particularly in the energies and metals sectors.

Looking ahead, we believe the lows for interest rates are behind us and they may continue to trend higher in the long term. In our view, volatility across asset classes has the potential to remain elevated, driven by diverging growth trajectories and monetary policies across global economies. Lastly, we anticipate an interesting spread environment, whether that be in fixed income markets or merger arbitrage. This could be driven, for example, by higher interest rates, a robust merger and acquisition (M&A) environment with mega-deals, or strong fixed income exchange-traded fund (ETF) flows, among other dynamics. These three factors (rising rates, elevated volatility and interesting arbitrage) have historically been tailwinds for hedge fund strategy performance, in our opinion.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a -1.57% total return for the 12 months ended October 31, 2016. During the period, the Fund underperformed its primary benchmark, the HFRX Global Hedge Fund Index which posted a -1.30% return for the same period. (Performance for all share classes and benchmarks is provided in the table following this letter.)

Despite periods of weakness and elevated volatility throughout the year, U.S. equities were positive for the period overall. After a weak start, corporate bonds and asset-backed securities rallied and ended higher for the period. Currency volatility was higher for much of the period as the U.S. dollar and yen strengthened, while the euro and pound weakened. We observed several strong trends in commodities markets, including Energies and Metals.

Following a difficult start to the period for the Fund, characterized by technical selling pressure in crowded hedge fund trades, performance recovered partially and was in line with expectations for the last eight months. We added some value through our subadviser weighting decisions for the period, as the four subadvisers that had the largest weights throughout the fiscal year were among the top five performing subadvisers.

Overall, the Fund's allocation to credit strategies was the largest positive contributor. Both the corporate credit long/short and asset-backed securities subadvisers were active buyers after spreads widened out materially through mid-February 2016 and benefited from subsequent spread tightening over the next several months. Positive catalysts in a number of long and short positions were additive to performance as well.

The allocation to long/short equity strategies was the largest detractor, as a strong recovery in the second half of the period was overshadowed by a difficult first few months. Gains from longs outpaced losses from shorts. On a positive note, single name shorts generated strong alpha versus the broader market.

The Fund's merger arbitrage/event driven allocation was a marginal detractor. As a reminder, we materially reduced this allocation since the third quarter of 2015 and rotated the vast majority of capital in the strategy out of softer catalyst special situations and into merger arbitrage. This proved to be prudent as the latter contributed positively for the period, while the former detracted.

The allocation to global macro/managed futures strategy was another marginal detractor. Gains from the global macro subadviser that were primarily the result of U.S. dollar strengthening were offset by losses from the managed futures subadviser. The latter had a strong start to the period as long rates and short equities positioning paid off, but that ended up being costly later.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts detracted from performance during the reporting period.

Looking ahead, we believe the portfolio is well positioned to benefit from potentially rising interest rates, higher volatility and attractive spreads. With regard to rising rates, the 10 year U.S. Treasury yield bottomed on July 8, 2016 and ended the period 47 basis points higher. From July through September, the Fund outperformed its primary benchmark and the Bloomberg Barclays U.S. Aggregate Bond Index, in particular, as has historically been the case in similar environments. We have seen this trend strengthen in November 2016 and anticipate rates will continue rising in the long term. President-elect Trump's victory has created uncertainty regarding the direction of a long list of far reaching policies and we anticipate that uncertainty to drive volatility higher in the near term. In our view, our exposure to global macro/managed futures strategies should perform well in this environment. Finally, strong flows both into and out of fixed income markets that we have seen more recently, as well as higher interest rates, in our opinion, should create interesting spreads both in fixed income markets and for merger arbitrage.

Sincerely,

DAVID KUPPERMAN AND JEFF MAJIT
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

2

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	6.1%	—%
Collateralized Mortgage Obligations	1.9	—
Commercial Mortgage-Backed Securities	6.6	—
Common Stocks	41.0	(15.3)
Convertible Bonds	0.8	—
Corporate Bonds	7.3	(2.2)
Exchange Traded Funds	—	(2.3)
Exchange Traded Note	—	(0.3)
Loan Assignments	8.5	—
Master Limited Partnerships	3.2	(0.2)
Options Purchased	0.0	—
Preferred Stock	0.0	—
Rights	0.3	—
U.S. Treasury Obligation	0.2	—
Warrants	0.0	—
Short-Term Investments	19.2	—
Other Assets Less Liabilities	25.2 *	—
Total	120.3%	(20.3)%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS3

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	Life of Fund
At NAV
Institutional Class	05/15/2012	–1.57%	1.59%
Class A	05/15/2012	–1.91%	1.21%
Class C	05/15/2012	–2.66%	0.46%
Class R6[4]	12/31/2013	–1.58%	1.59%
With Sales Charge
Class A		–7.51%	–0.12%
Class C		–3.62%	0.46%
Index
HFRX Global Hedge Fund Index[1,2]*		–1.30%	0.97%
HFRX Absolute Return Index[1,2]		–0.66%	1.85%
S&P 500® Index[1,2]		4.51%	13.30%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		4.37%	2.59%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

*  The Fund's primary benchmark changed during the reporting period; the prior benchmark was the HFRX Absolute Return Index. The benchmark was modified because the HFRX Global Hedge Fund Index is believed to be a fairer representation of the Fund's investment universe.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 2.73%, 3.09%, 3.84% and 2.68% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Institutional Class, Class A, Class C and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Absolute Return Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

4

Long Short Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Long Short Multi-Manager Fund Institutional Class generated a -1.75% total return for the 12 months ended October 31, 2016. During this same time period, its primary benchmark, the HFRX Equity Hedge Index returned -2.57%. (Performance for all share classes and benchmarks is provided in the table immediately following this letter.)

Despite periods of weakness early and late in the reporting period, the U.S. stock market generated a positive return over the Fund's fiscal year. Market volatility was elevated at times given mixed economic data, questions regarding the timing of future U.S. Federal Reserve (Fed) interest rate hikes and numerous geopolitical issues.

While the Fund posted a negative return for its full fiscal year, losses were concentrated in the first four months of the period as equity markets struggled. Beginning in the middle of February 2016, however, the Fund staged a substantial recovery that benefited from rallying equity markets, as well as meaningful alpha generation from both long and short positions.

For the full fiscal year, positive contributions from the Fund's long positions were partly offset by losses from its short positions. From a sector perspective, Energy and Financials were the largest detractors, whereas gains were led by Information Technology (IT), Industrials and Consumer Staples.

Within Energy, the bulk of losses occurred during the fourth quarter of 2015 and the first quarter of 2016 when the price of oil fell sharply and reached a bottom in February 2016. The Fund's energy subadviser has since recovered some of its losses as commodity prices have stabilized and the U.S. energy infrastructure outlook has improved. Within Financials, persistently low and declining interest rates created headwinds in the sector. The Fund's long Financials positions modestly recovered as the U.S. economy showed signs of improvement and the market appears to have priced in a greater likelihood for interest rate hikes in the near to medium-term.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts detracted from performance during the reporting period.

On the positive side, some of the largest individual winners over the period were from the IT sector. Two of these positions benefited from merger and acquisition (M&A) activity, including a long position in an IT services provider and a long position in a semiconductor company, both of which reached deals to be acquired at substantial premiums to where their stocks were trading. Within Industrials, a long position in a security systems company was a meaningful contributor as the company completed its merger with a multinational conglomerate. The subadviser who holds the position believes there are substantial margin improvement opportunities for the combined business.

We believe the Fund is well positioned heading into the end of the calendar year and into 2017. We have been encouraged by the strong positive alpha from both longs and shorts that our long/short equity subadvisers generated in aggregate during much of the fiscal year. We believe President-elect Trump's victory has created the potential for a number of policies that could provide both long and short opportunities in select sectors such as financials, energy and health care. More broadly, we believe the results of the election may result in a period of elevated volatility as optimism and pessimism ebb and flow around the new administration's policies. We believe the resulting valuation inefficiencies should serve as a tailwind for long/short equity managers. Lastly, we look forward to kicking off earnings season over the next several weeks, which has historically benefited our fundamentally-focused subadvisers.

Sincerely,

DAVID KUPPERMAN AND JEFF MAJIT
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

5

Long Short Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLMIX
Class A	NLMAX
Class C	NLMCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	69.2%	(29.2)%
Exchange Traded Funds	—	(4.6)
Exchange Traded Note	—	(0.7)
Master Limited Partnerships	7.7	(0.6)
Option Purchased	0.0	—
Short-Term Investment	20.6	—
Other Assets Less Liabilities	37.6 *	—
Total	135.1%	(35.1)%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2016
	Date	1 Year	Life of Fund
At NAV
Institutional Class	12/19/2013	–1.75%	–0.12%
Class A	12/19/2013	–2.09%	–0.46%
Class C	12/19/2013	–2.84%	–1.21%
With Sales Charge
Class A		–7.71%	–2.49%
Class C		–3.79%	–1.21%
Index
HFRX Equity Hedge Index[1,2]		–2.57%	–0.41%
S&P 500® Index[1,2]		4.51%	7.98%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 4.22%, 4.65% and 5.45% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 2.93%, 3.30% and 4.07% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

6

Long Short Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

7

Endnotes

1  Please see "Glossary of Indices" on page 9 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Bloomberg Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Absolute Return, HFRX Equity Hedge and HFRX Global Hedge Fund indices do take into account fees and expenses of investing since they are based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

4  The performance information for Class R6 prior to the class's inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). In addition, on the date of the transfer, the services previously provided by NB Alternative Investment Management LLC ("NBAIM") are provided by NBIA. Following the consolidation, the investment professionals of NBM and NBAIM who provided services to any Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

On July 1, 2016, NBM was reorganized into "Neuberger Berman" (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to any Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became each Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

Following the Reorganization, the employees of NBM provide the same services to each Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to each Fund, or the fees, if any, each Fund pays under the Agreements or the Plans.

On or about January 1, 2017, Neuberger Berman, the Funds' distributor, ("Distributor"), will change its name to Neuberger Berman BD LLC.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

8

Glossary of Indices

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency). On August 24, 2016, Bloomberg acquired the Barclays fixed income benchmark indices from Barclays. Barclays and Bloomberg have agreed to co-brand the indices as the Bloomberg Barclays Indices for an initial term of five years. For more information, please visit www.bloombergindices.com/.

HFRX Absolute Return Index:

The index is designed to be representative of the overall composition of the hedge fund universe. The index comprises all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The index employs a constituent weighting methodology that selects constituent funds which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

HFRX Global Hedge Fund Index:

The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

9

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2016 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

10

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During the Period(1) 5/1/16 - 10/31/16		Expense Ratio	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During the Period(2) 5/1/16 - 10/31/16		Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,029.30	$14.38	(3)	2.82%	$1,000.00	$1,010.96	$14.25	(3)	2.82%
Class A	$1,000.00	$1,027.50	$16.16	(3)	3.17%	$1,000.00	$1,009.20	$16.01	(3)	3.17%
Class C	$1,000.00	$1,023.00	$19.98	(3)	3.93%	$1,000.00	$1,005.38	$19.81	(3)	3.93%
Class R6	$1,000.00	$1,028.30	$13.77	(3)	2.70%	$1,000.00	$1,011.56	$13.65	(3)	2.70%
Long Short Multi-Manager Fund
Institutional Class	$1,000.00	$1,026.80	$15.69		3.08%	$1,000.00	$1,009.65	$15.56		3.08%
Class A	$1,000.00	$1,025.90	$17.47		3.43%	$1,000.00	$1,007.89	$17.31		3.43%
Class C	$1,000.00	$1,020.80	$21.39		4.21%	$1,000.00	$1,003.97	$21.21		4.21%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2) Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

(3) Includes expenses of the Fund's subsidiary (See Note A of the Notes to Financial Statements).

11

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund 10/31/2016

Investments	Shares	Value (000)
Long Positions (95.1%)
Common Stocks (41.0%)
Air Freight & Logistics (0.5%)
FedEx Corp.(a)	12,905	$2,250
XPO Logistics Europe SADIR (France)*(a)	2,000	450
		2,700
Airlines (0.0%)(b)
AMR Corp. Escrow*(c)	14,383	10
Virgin America, Inc.*(a)	3,700	201
		211
Auto Components (1.1%)
Adient plc*	1,439	65
Federal-Mogul Holdings Corp.*(a)	4,400	41
Johnson Controls International plc(a)	157,787	6,362
		6,468
Banks (0.9%)
Barclays plc (United Kingdom)	136,811	319
PrivateBancorp, Inc.(a)	40,600	1,837
Societe Generale SA (France)(a)	16,890	659
Synovus Financial Corp.(a)	68,040	2,250
		5,065
Beverages (0.6%)
Cott Corp. (Canada)(d)	12,470	163
Molson Coors Brewing Co., Class B(a)	31,035	3,222
		3,385
Biotechnology (2.3%)
Alexion Pharmaceuticals, Inc.*	14,250	1,860
BioMarin Pharmaceutical, Inc.*	22,196	1,787
Cepheid*(a)	29,750	1,574
Incyte Corp.*(a)	19,940	1,734
Ironwood Pharmaceuticals, Inc.*	103,159	1,317
Neurocrine Biosciences, Inc.*	38,912	1,703
Investments	Shares	Value (000)
QLT, Inc. (Canada)*(d)	378,858	$640
TESARO, Inc.*(a)	15,667	1,894
Tobira Therapeutics, Inc.*	6,900	290
Vertex Pharmaceuticals, Inc.*	14,493	1,100
		13,899
Capital Markets (0.7%)
American Capital Ltd.*(a)	38,200	649
Electrum Special Acquisition Corp.*(d)	3,600	35
Evercore Partners, Inc., Class A	30,330	1,630
GP Investments Acquisition Corp.*	141,413	1,372
Intertrust NV (Netherlands)*(e)	1,072	23
Janus Capital Group, Inc.	8,800	113
NorthStar Asset Management Group, Inc.(d)	3,481	48
RCS Capital Corp., Class A*(c)(f)(g)	183,806	—
		3,870
Chemicals (2.1%)
Air Products & Chemicals, Inc.(a)	21,590	2,881
Chemtura Corp.*(a)	16,800	551
Croda International plc (United Kingdom)(a)	12,203	522
Monsanto Co.(d)	4,775	481
PPG Industries, Inc.(a)	24,090	2,244
Syngenta AG, ADR (Switzerland)(d)	28,749	2,312
Valspar Corp. (The)(a)	18,100	1,803
WR Grace & Co.(a)	24,900	1,667
		12,461
Commercial Services & Supplies (0.0%)(b)
G&K Services, Inc., Class A	1,600	152
Communications Equipment (0.6%)
Harris Corp.(a)	13,830	1,234
Investments	Shares	Value (000)
Palo Alto Networks, Inc.*(a)	13,940	$2,144
		3,378
Construction Materials (0.7%)
Forterra, Inc.*(a)	95,896	1,649
HeidelbergCement AG (Germany)(a)	5,683	538
Martin Marietta Materials, Inc.(a)	10,190	1,889
		4,076
Containers & Packaging (0.2%)
AEP Industries, Inc.(d)	5,200	570
Ball Corp.(a)	7,298	562
		1,132
Diversified Consumer Services (0.1%)
Apollo Education Group, Inc.*(a)	46,292	407
LifeLock, Inc.*(d)	2,990	48
		455
Diversified Financial Services (0.6%)
Acasta Enterprises, Inc., Class A (Canada)*(a)	89,582	657
Gores Holdings, Inc., Class A*(d)	3,600	41
Pace Holdings Corp.*(a)	290,000	3,013
Pace Holdings Corp.*(d)	5,400	53
Voya Financial, Inc.(d)	3,398	104
		3,868
Electric Utilities (1.3%)
Exelon Corp.	8,400	286
Great Plains Energy, Inc.(a)	18,683	531
NextEra Energy, Inc.(a)	36,165	4,629
PG&E Corp.(a)	16,705	1,038
PNM Resources, Inc.(a)	7,743	255
Westar Energy, Inc.(d)	18,700	1,072
		7,811
Electronic Equipment, Instruments & Components (0.4%)
Axis Communications AB (Sweden)(a)	16,400	629
DTS, Inc.	7,300	309
Ingram Micro, Inc., Class A(a)	31,300	1,165
		2,103

See Notes to Financial Statements

12

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Energy Equipment & Services (0.2%)
FMC Technologies, Inc.*(a)	46,329	$1,495
Equity Real Estate Investment Trusts (REITs) (0.1%)
New Senior Investment Group, Inc.(d)	18,310	191
New York REIT, Inc.	49,143	463
NorthStar Realty Finance Corp.(d)	3,370	49
		703
Food & Staples Retailing (0.6%)
Cia Brasileira de Distribuicao, ADR (Brazil)	9,845	187
Magnit PJSC, GDR (Russia)(a)	9,690	385
Rite Aid Corp.*(d)	317,371	2,129
Wal-Mart de Mexico SAB de CV (Mexico)	118,600	251
X5 Retail Group NV, GDR (Russia)*(a)	26,030	777
		3,729
Food Products (0.7%)
GrainCorp. Ltd., Class A (Australia)	8,600	55
Mead Johnson Nutrition Co.	11,403	852
Nomad Foods Ltd. (United Kingdom)*(d)	28,772	354
Warrnambool Cheese & Butter Factory Co. Holdings Ltd. (Australia)*(a)	13,750	69
WhiteWave Foods Co. (The)*(d)	51,081	2,783
		4,113
Gas Utilities (0.1%)
Atmos Energy Corp.(a)	7,238	539
Health Care Equipment & Supplies (3.3%)
ABIOMED, Inc.*	9,783	1,027
Alere, Inc.*	45,476	2,032
Boston Scientific Corp.*	49,885	1,097
CR Bard, Inc.	5,508	1,193
Danaher Corp.(a)	21,370	1,679
Investments	Shares	Value (000)
DENTSPLY SIRONA, Inc.(a)	25,935	$1,493
Edwards Lifesciences Corp.*	9,265	882
EndoChoice Holdings, Inc.*	10,500	84
Hologic, Inc.*(a)	41,980	1,512
Integra LifeSciences Holdings Corp.*	10,690	850
Masimo Corp.*	16,165	889
NuVasive, Inc.*	14,966	894
Smith & Nephew plc (United Kingdom)	7,345	106
Smith & Nephew plc, ADR (United Kingdom)	50,554	1,479
St. Jude Medical, Inc.	28,500	2,218
West Pharmaceutical Services, Inc.(d)	7,020	534
Wright Medical Group NV*	69,178	1,516
		19,485
Health Care Providers & Services (0.4%)
Envision Healthcare Holdings, Inc.*	3,800	75
Humana, Inc.(d)	12,023	2,062
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	77,407	200
Sinopharm Group Co. Ltd., Class H (China)	43,454	212
Team Health Holdings, Inc.*	2,600	111
		2,660
Hotels, Restaurants & Leisure (0.7%)
Belmond Ltd., Class A (United Kingdom)*(d)	3,000	39
Bloomin' Brands, Inc.(a)	89,120	1,542
Fiesta Restaurant Group, Inc.*(d)	5,312	140
Morgans Hotel Group Co.*(a)	40,000	82
Vail Resorts, Inc.(a)	16,610	2,648
		4,451
Household Durables (0.6%)
Lennar Corp., Class B(d)	25,500	854
Investments	Shares	Value (000)
Mohawk Industries, Inc.*(d)	13,325	$2,456
WCI Communities, Inc.*(d)	6,600	153
		3,463
Independent Power & Renewable Electricity Producers (0.8%)
8Point3 Energy Partners LP	906	14
Calpine Corp.*(a)	23,718	282
Dynegy, Inc.*(a)	42,089	448
NextEra Energy Partners LP(a)	41,515	1,135
NRG Yield, Inc., Class A(a)	55,976	825
Pattern Energy Group, Inc.(a)	58,730	1,313
Talen Energy Corp.*(a)	46,800	652
		4,669
Industrial Conglomerates (0.0%)(b)
Smiths Group plc (United Kingdom)	9,113	158
Insurance (1.2%)
Admiral Group plc (United Kingdom)	9,710	228
AIA Group Ltd. (Hong Kong)	200,292	1,264
American International Group, Inc.(a)	21,210	1,309
Endurance Specialty Holdings Ltd.(a)	8,900	818
Genworth Financial, Inc., Class A*	2,700	11
Hartford Financial Services Group, Inc. (The)	46,770	2,063
National Interstate Corp.	24,027	779
RSA Insurance Group plc (United Kingdom)(a)	69,411	469
Syncora Holdings Ltd.*(a)	82,749	103
WMIH Corp.*(d)	29,234	61
		7,105
Internet & Direct Marketing Retail (0.4%)
Amazon.com, Inc.*(a)	311	246
ASOS plc (United Kingdom)*	5,535	356
Expedia, Inc.(a)	6,111	790

See Notes to Financial Statements

13

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Priceline Group, Inc. (The)*(a)	490	$722
		2,114
Internet Software & Services (3.1%)
Alibaba Group Holding Ltd., ADR (China)*(a)	11,763	1,196
Alphabet, Inc., Class A*(a)	1,889	1,530
Apigee Corp.*	12,400	215
Baidu, Inc., ADR (China)*(a)	2,352	416
Cvent, Inc.*(a)	49,700	1,552
eBay, Inc.*(a)	13,204	377
Facebook, Inc., Class A*(a)	9,958	1,304
inContact, Inc.*(a)	118,500	1,648
LinkedIn Corp., Class A*(a)(d)	26,845	5,090
Mail.Ru Group Ltd., GDR (Russia)*	7,718	126
MercadoLibre, Inc. (Argentina)(a)	2,913	489
Monster Worldwide, Inc.*	55,000	188
Rackspace Hosting, Inc.*(d)	50,600	1,616
Tencent Holdings Ltd. (China)	26,398	701
Twitter, Inc.*(d)	2,600	47
Yahoo!, Inc.*(d)	39,813	1,654
Yandex NV, Class A (Russia)*	8,448	166
		18,315
IT Services (0.8%)
PayPal Holdings, Inc.*(a)	13,203	550
Total System Services, Inc.	31,155	1,554
Visa, Inc., Class A(a)(d)	27,590	2,276
Xerox Corp.(d)	10,698	105
		4,485
Life Sciences Tools & Services (0.6%)
Gerresheimer AG (Germany)(a)	14,947	1,127
Pacific Biosciences of California, Inc.*(d)	11,243	96
QIAGEN NV*(a)	100,462	2,449
		3,672
Machinery (0.6%)
EnPro Industries, Inc.	23,138	1,252
Joy Global, Inc.(a)	38,800	1,080
Investments	Shares	Value (000)
Mueller Water Products, Inc., Class A(a)	101,416	$1,250
		3,582
Media (2.6%)
Carmike Cinemas, Inc.*(a)	15,812	516
CBS Corp., Class B(a)	57,017	3,228
Crown Media Holdings, Inc., Class A*(c)(f)	65,800	332
DISH Network Corp., Class A*(a)	21,903	1,283
EW Scripps Co. (The), Class A*	34,406	456
Gray Television, Inc.*(a)	89,014	792
ITV plc (United Kingdom)(a)	369,442	771
Liberty Global plc, Series C (United Kingdom)*	12,219	389
Liberty Global plc LiLAC, Series C (United Kingdom)*	1,668	46
Loral Space & Communications, Inc.*(d)	47,706	1,851
Media General, Inc.*(d)	91,726	1,546
Nexstar Broadcasting Group, Inc., Class A	7,846	383
Sinclair Broadcast Group, Inc., Class A	10,963	275
Sirius XM Canada Holdings, Inc. (Canada)	43,400	157
Stroeer SE & Co. KGaA (Germany)	47,839	2,181
Time Warner, Inc.	1,500	133
Tribune Co. Litigation, Class 1C*(c)	300,000	1
Tribune Media Co., Class A(a)	37,586	1,225
Tronc, Inc.(d)	1,225	15
		15,580
Metals & Mining (0.1%)
Constellium NV, Class A (Netherlands)*(a)	162,259	852
Investments	Shares	Value (000)
Mortgage Real Estate Investment Trusts (REITs) (0.0%)(b)
Newcastle Investment Corp.(d)	10,696	$47
Multi-Utilities (1.2%)
Black Hills Corp.(a)	66,533	4,115
CMS Energy Corp.(a)	11,066	466
DTE Energy Co.(a)	9,441	906
SCANA Corp.(a)	3,625	266
Sempra Energy(a)	14,440	1,547
		7,300
Oil, Gas & Consumable Fuels (1.4%)
Cheniere Energy Partners LP Holdings LLC	1,136	23
Cheniere Energy, Inc.*(d)	39,314	1,482
Cobalt International Energy, Inc.*	129,780	122
Enbridge, Inc. (Canada)(a)	14,522	627
Golar LNG Ltd.(a)	8,317	182
InterOil Corp. (Singapore)*(d)	2,500	124
Kinder Morgan, Inc.(a)	59,945	1,225
Midstates Petroleum Co., Inc.*	69,739	1,309
Phillips 66(a)	5,556	451
SemGroup Corp., Class A	6,628	214
Targa Resources Corp.(a)	18,648	818
TransCanada Corp. (Canada)(a)	13,091	593
Williams Cos., Inc. (The)(a)	36,995	1,080
		8,250
Pharmaceuticals (1.2%)
Allergan plc*(d)	14,207	2,968
Aralez Pharmaceuticals, Inc. (Canada)*(d)	345	1
Depomed, Inc.*(d)	2,404	54
Dermira, Inc.*(a)	41,327	1,296
Hikma Pharmaceuticals plc (Jordan)(a)	17,797	382
Merck & Co., Inc.	32,350	1,899
Mylan NV*	1,666	61
Teva Pharmaceutical Industries Ltd., ADR (Israel)	4,273	183
		6,844

See Notes to Financial Statements

14

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Real Estate Management & Development (0.0%)(b)
Conwert Immobilien Invest SE (Austria)*(a)	7,700	$137
Road & Rail (0.8%)
Kansas City Southern(a)	22,145	1,944
Norfolk Southern Corp.(d)	27,660	2,572
		4,516
Semiconductors & Semiconductor Equipment (1.5%)
Broadcom Ltd. (Singapore)(a)	11,596	1,974
Intersil Corp., Class A(a)	31,700	700
Linear Technology Corp.(a)	23,922	1,437
NXP Semiconductors NV (Netherlands)*(d)	47,574	4,757
SunEdison Semiconductor Ltd.*(a)	24,200	288
		9,156
Software (1.7%)
Activision Blizzard, Inc.(a)	70,060	3,025
Dell Technologies, Inc., Class V*(d)	7,994	392
Fleetmatics Group plc*	38,000	2,276
Imperva, Inc.*(d)	4,200	155
Infoblox, Inc.*(a)	33,500	888
Interactive Intelligence Group, Inc.*	4,400	266
NetSuite, Inc.*	8,566	798
PTC, Inc.*	42,920	2,036
		9,836
Specialty Retail (0.8%)
Cabela's, Inc.*(d)	15,200	936
CST Brands, Inc.(a)	26,700	1,282
Hennes & Mauritz AB, Class B (Sweden)	32,080	903
Office Depot, Inc.(d)	55,668	175
Pets at Home Group plc (United Kingdom)	18,604	49
Investments	Shares	Value (000)
Sports Direct International plc (United Kingdom)*(a)	426,928	$1,446
		4,791
Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc.(a)	11,700	1,328
Hewlett Packard Enterprise Co.(d)	14,600	328
Lexmark International, Inc., Class A(a)	33,500	1,330
Samsung Electronics Co. Ltd., GDR (South Korea)(a)	927	654
Silicon Graphics International Corp.*	96,300	746
		4,386
Textiles, Apparel & Luxury Goods (1.5%)
Burberry Group plc (United Kingdom)	4,013	72
Deckers Outdoor Corp.*(a)	29,060	1,517
G-III Apparel Group Ltd.*(a)	41,000	1,071
Michael Kors Holdings Ltd.*(a)	11,495	584
NIKE, Inc., Class B(a)	15,997	803
PVH Corp.(a)	30,265	3,238
Steven Madden Ltd.*(a)	41,935	1,400
		8,685
Thrifts & Mortgage Finance (0.1%)
Astoria Financial Corp.(d)	9,000	132
EverBank Financial Corp.(a)	18,500	357
		489
Trading Companies & Distributors (0.3%)
Brenntag AG (Germany)	35,830	1,915
Transportation Infrastructure (0.6%)
Macquarie Infrastructure Corp.	40,432	3,308
Water Utilities (0.2%)
American Water Works Co., Inc.(a)	18,426	1,364
Total Common Stocks (Cost $246,762)		243,228
Investments	Principal Amount	Value (000)
Loan Assignments (8.5%)(h)
Chemicals (0.1%)
Avantor Performance Materials, Inc., Term Loan 6.00%, 6/17/2022	$517,665	$521
Commercial Services & Supplies (0.0%)(b)
GCA Services Group, Inc., 1st Lien Term Loan 6.25%, 11/25/2020	243,698	235
Diversified Consumer Services (0.5%)
Affinion Group, Inc., 1st Lien Term Loan B 6.75%, 4/30/2018	3,191,361	3,106
Diversified Financial Services (0.8%)
4L Technologies, Inc., Term Loan B 5.50%, 4/3/2020	1,776,749	1,677
Environmental Resources Management, 1st Lien Term Loan 5.00%, 5/9/2021	2,881,000	2,607
IG Investments Holdings LLC, 1st Lien Term Loan 6.00%, 10/31/2021	308,199	311
		4,595
Diversified Telecommunication Services (0.9%)
ConvergeOne Holdings Corp., 1st Lien Term Loan 6.37%, 6/16/2020	2,400,524	2,383
Global Telcom Link Corp., 2nd Lien Term Loan 9.00%, 5/21/2020	2,825,000	2,714
		5,097

See Notes to Financial Statements

15

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Electric Utilities (0.0%)(b)
Texas Competitive Electric Holdings Co. LLC, DIP Term Loan B 5.00%, 8/4/2023	$91,200	$92
Texas Competitive Electric Holdings Co. LLC, Term Loan 5.00%, 8/4/2023	20,800	21
		113
Energy Equipment & Services (0.4%)
CGG Holding US, Inc., 1st Lien Term Loan 6.50%, 5/15/2019	2,618,610	2,324
Pacific Drilling SA, Term Loan 4.50%, 5/18/2018(i)	621,000	175
		2,499
Food Products (0.2%)
Del Monte Corp., 2nd Lien Term Loan 8.25%, 7/26/2021	1,917,000	1,467
Health Care Equipment & Supplies (0.1%)
ABB Optical Group LLC, Term Loan B 6.00%, 6/14/2023	521,000	522
Health Care Providers & Services (1.0%)
21st Century Oncology, Inc., Term Loan 7.12%, 4/28/2022	3,052,803	2,809
Beacon Health Strategies LLC, Term Loan B 5.00%, 9/30/2021	1,360,285	1,321
Quorum Health Corp., Term Loan B 6.75%, 4/12/2022(i)	1,697,617	1,574
		5,704
Investments	Principal Amount	Value (000)
Hotels, Restaurants & Leisure (0.8%)
Caesars Entertainment Operating Co., Inc., Term Loan B 3/1/2017(j)	$1,057,068	$1,235
Caesars Entertainment Resort Properties LLC, 1st Lien Term Loan 7.00%, 10/9/2020	1,458,750	1,466
Harrah's Entertainment, Inc., Term Loan B5 1/28/2018(j)	1,732,971	1,877
		4,578
Independent Power & Renewable Electricity Producers (0.1%)
Star West Generation LLC, Term Loan B 5.75%, 3/13/2020	771,058	636
Insurance (0.9%)
Asurion LLC, 2nd Lien Term Loan 8.50%, 2/19/2021	2,009,000	2,023
Confie Seguros Holding II Co., 2nd Lien Term Loan 10.25%, 5/8/2019	1,275,000	1,232
Cunningham Lindsey US, Inc., 1st Lien Term Loan 5.00%, 12/10/2019	2,433,410	2,036
		5,291
Internet Software & Services (0.6%)
Extreme Reach, Inc., 2nd Lien Term Loan 10.50%, 12/31/2025	1,593,000	1,516
ProQuest LLC, Term Loan B 5.75%, 9/23/2021	1,733,079	1,731
		3,247
Investments	Principal Amount	Value (000)
Media (0.1%)
Cirque du Soleil, Inc., 2nd Lien Term Loan 9.25%, 6/25/2023	$830,000	$801
Professional Services (0.3%)
Duff & Phelps Corp., 2nd Lien Term Loan 9.50%, 8/14/2021	2,009,250	1,989
Road & Rail (0.2%)
YRC Worldwide, Inc., 1st Lien Term Loan 8.00%, 2/12/2019	968,365	912
Semiconductors & Semiconductor Equipment (0.7%)
SunEdison, Inc., 1st Lien DIP Term Loan 11.50%, 4/26/2017(i)	1,936,031	1,944
SunEdison, Inc., 2nd Lien Term Loan A2 7/2/2018(j)	1,852,000	977
SunEdison, Inc., Term Loan A 11.50%, 4/21/2017(f)	1,087,000	1,098
		4,019
Software (0.3%)
Epiq Systems, Inc., Term Loan 6.25%, 9/23/2023	1,634,000	1,618
Technology Hardware, Storage & Peripherals (0.5%)
Eastman Kodak Co., Term Loan 7.25%, 7/31/2019	3,163,554	3,156
Total Loan Assignments (Cost $50,552)		50,106
Corporate Bonds (7.3%)
Auto Components (0.0%)(b)
Icahn Enterprises LP 6.00%, 8/1/2020	257,000	251

See Notes to Financial Statements

16

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Banks (2.0%)
Emigrant Capital Trust V 2.40%, 7/1/2037(c)(e)(h)	$10,000,000	$5,400
First National of Colorado Statutory Trust 5.25%, 9/15/2037(c)(h)	5,000,000	2,675
First National of Nebraska Statutory Trust II 6.47%, 3/15/2037(c)(h)	7,500,000	4,012
		12,087
Capital Markets (1.2%)
Sterling Capital Corp. 5.34%, 10/1/2037(c)(h)	14,000,000	7,402
Chemicals (0.0%)(b)
Momentive Performance Materials, Inc. Escrow 10.00%, 10/15/2020(c)(j)	613,000	—	(l)
Commercial Services & Supplies (0.2%)
Constellis Holdings LLC 9.75%, 5/15/2020(a)(e)	1,204,000	1,222
Energy Equipment & Services (0.3%)
Transocean, Inc. 9.00%, 7/15/2023(d)(e)	1,872,000	1,829
Health Care Providers & Services (0.1%)
Centene Corp. 4.75%, 1/15/2025	104,000	104
Quorum Health Corp. 11.63%, 4/15/2023(e)	428,000	308
		412
Independent Power & Renewable Electricity Producers (0.2%)
GenOn Energy, Inc. 9.50%, 10/15/2018	998,000	801
10/15/2020 9.88%,	671,000	501
		1,302
Investments	Principal Amount	Value (000)
Insurance (0.2%)
Ambac Assurance Corp. 5.10%, 6/7/2020(e)	$828,509	$965
Syncora Guarantee, Inc., 5% Short-Term Surplus Notes 6/7/2023	30,634	29
Syncora Guarantee, Inc., 6% Long-Term Surplus Notes 6/7/2023	130,652	109
		1,103
Internet & Direct Marketing Retail (0.1%)
Netflix, Inc. 4.38%, 11/15/2026(c)(e)	601,000	590
Machinery (0.0%)(b)
Xerium Technologies, Inc. 9.50%, 8/15/2021(d)(e)	167,000	170
Media (0.9%)
Cengage Learning, Inc. 9.50%, 6/15/2024(d)(e)	1,114,000	1,036
Cenveo Corp. 6.00%, 8/1/2019(a)(e)	4,550,000	4,004
Live Nation Entertainment, Inc. 4.88%, 11/1/2024(c)(e)	104,000	104
		5,144
Metals & Mining (0.3%)
Wise Metals Group LLC 8.75%, 12/15/2018(e)	2,004,000	2,000
Oil, Gas & Consumable Fuels (0.5%)
Midstates Petroleum Co., Inc. 10.00%, 6/1/2020(c)(f)(j)	1,848,000	—
Niska Gas Storage Ltd. 6.50%, 4/1/2019(a)	2,860,000	2,803
		2,803
Investments	Principal Amount		Value (000)
Pharmaceuticals (0.7%)
Endo Ltd. 6.50%, 2/1/2025(e)	$1,965,000		$1,656
Valeant Pharmaceuticals International, Inc. 6.13%, 4/15/2025(e)	2,930,000		2,256
			3,912
Professional Services (0.4%)
Corporate Risk Holdings LLC 9.50%, 7/1/2019(e)	2,229,000		2,290
Trading Companies & Distributors (0.2%)
United Rentals North America, Inc. 4.63%, 7/15/2023	732,000		756
5.50%, 5/15/2027	207,000		207
			963
Total Corporate Bonds (Cost $48,727)			43,480
Commercial Mortgage-Backed Securities (6.6%)
BAMLL Commercial Mortgage Securities Trust Series 2016-ASMZ, Class MZA, 9.78%, 12/15/2017(c)(e)(h)	5,000,000		5,009
Series 2013-DSNY, Class F, 4.03%, 9/15/2026(a)(e)(h)	4,600,000		4,558
Series 2014-ICTS, Class E, 3.48%, 6/15/2028(a)(e)(h)	3,450,000		3,398
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class DPB, 4.38%, 12/15/2027(e)(h)	—	(l)	—	(l)
Series 2014-BXCH, Class EPB, 5.53%, 12/15/2027(e)(h)	1,335,438		1,316
Series 2014-BXCH, Class EPA, 4.78%, 12/15/2027(e)(h)	1,777,586		1,762

See Notes to Financial Statements

17

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Citigroup Commercial Mortgage Trust Series 2015-SHP2, Class E, 4.35%, 7/15/2027(e)(h)	$550,000	$545
COMM Mortgage Trust Series 2014-PAT, Class E, 3.68%, 8/13/2027(a)(e)(h)	4,800,000	4,732
Series 2007-C9, Class G, 5.81%, 12/10/2049(e)(h)	800,000	758
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class E, 4.14%, 6/15/2029(e)(h)	4,150,000	4,082
Series 2014-CBM, Class E, 4.39%, 10/15/2029(e)(h)	1,700,000	1,631
Series 2015-CSMO, Class D, 3.83%, 1/15/2032(e)(h)	4,000,000	3,999
Lone Star Portfolio Trust Series 2015-LSP, Class E, 6.13%, 9/15/2028(e)(h)	1,109,189	1,118
NorthStar Series 2013-1A, Class B, 5.53%, 8/25/2029(e)(h)	199,255	199
Palisades Center Trust Series 2016-PLSD, Class D, 4.74%, 4/13/2033(e)	1,000,000	1,006
PFP Ltd. Series 2015-2, Class D, 4.53%, 7/14/2034(e)(h)	1,800,000	1,746
Series 2015-2, Class E, 5.13%, 7/14/2034(e)(h)	1,900,000	1,827
Investments	Principal Amount	Value (000)
Wells Fargo Commercial Mortgage Trust Series 2014-TISH, Class WTS2, 3.78%, 2/15/2027(e)(h)	$1,700,000	$1,653
Total Commercial Mortgage-Backed Securities (Cost $39,872)		39,339
Asset-Backed Securities (6.1%)
Allegro CLO I Ltd. Series 2013-1A, Class C, 4.34%, 1/30/2026(e)(h)	1,000,000	966
Allegro CLO II Ltd. Series 2014-1A, Class C, 5.03%, 1/21/2027(e)(h)	1,400,000	1,402
Ares XXV CLO Ltd. Series 2012-3A, Class DR, 4.45%, 1/17/2024(e)(h)	1,000,000	1,002
Babson CLO Ltd. Series 2013-IA, Class D, 4.38%, 4/20/2025(e)(h)	1,450,000	1,410
Series 2015-2A, Class E, 6.43%, 7/20/2027(e)(h)	550,000	498
Catamaran CLO Ltd. Series 2013-1A, Class D, 4.64%, 1/27/2025(e)(h)	1,000,000	958
Series 2015-1A, Class E, 6.03%, 4/22/2027(e)(h)	800,000	664
Series 2015-1A, Class D, 4.53%, 4/22/2027(e)(h)	1,200,000	1,138
Cedar Funding III CLO Ltd. Series 2014-3A, Class E, 5.71%, 5/20/2026(e)(h)	1,200,000	1,036
Investments	Principal Amount	Value (000)
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class D, 4.17%, 1/16/2023(e)	$2,000,000	$2,051
Series 2016-AA, Class D, 4.22%, 2/15/2023(e)	1,000,000	1,028
Countrywide Asset-Backed Certificates Trust Series 2005-7, Class AF4, 4.87%, 10/25/2035(h)	276,047	282
DT Auto Owner Trust Series 2015-1A, Class D, 4.26%, 2/15/2022(e)	1,500,000	1,524
Flagship Credit Auto Trust Series 2015-2, Class C, 4.08%, 12/15/2021(e)	1,400,000	1,412
Golub Capital Partners CLO 22B Ltd. Series 2015-22A, Class C, 4.96%, 2/20/2027(e)(h)	900,000	903
Halcyon Loan Advisors Funding Ltd. Series 2012-2A, Class E, 6.26%, 12/20/2024(e)(h)	300,000	235
JP Morgan Mortgage Acquisition Trust Series 2007-CH1, Class AF6, 5.03%, 11/25/2036(m)	341,619	342
Kingsland VI Ltd. Series 2013-6A, Class D, 4.54%, 10/28/2024(e)(h)	3,000,000	2,880
KKR CLO Trust Series 2012-1A, Class C, 5.35%, 12/15/2024(e)(h)	600,000	604

See Notes to Financial Statements

18

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Nelder Grove CLO Ltd. Series 2014-1A, Class D1, 5.35%, 8/28/2026(e)(h)	$1,400,000	$1,348
Ocean Trails CLO V Series 2014-5A, Class E, 6.23%, 10/13/2026(e)(h)	400,000	339
Series 2014-5A, Class D, 4.84%, 10/13/2026(a)(e)(h)	2,050,000	1,993
Octagon Investment Partners X Ltd. Series 2006-10A, Class D, 2.28%, 10/18/2020(e)(h)	500,000	499
Octagon Investment Partners XVII Ltd. Series 2013-1A, Class E, 5.38%, 10/25/2025(e)(h)	600,000	517
Octagon Investment Partners XX Ltd. Series 2014-1A, Class E, 6.07%, 8/12/2026(e)(h)	250,000	211
Octagon Investment Partners XXII Ltd. Series 2014-1A, Class E1, 6.13%, 11/25/2025(e)(h)	600,000	533
OZLM Funding IV Ltd. Series 2013-4A, Class C, 4.08%, 7/22/2025(e)(h)	1,200,000	1,165
OZLM Funding V Ltd. Series 2013-5A, Class D, 5.63%, 1/17/2026(a)(e)(h)	1,650,000	1,503
OZLM XI Ltd. Series 2015-11A, Class D, 6.16%, 1/30/2027(e)(h)	1,200,000	1,059
Investments	Principal Amount	Value (000)
Sound Point CLO I Ltd. Series 2012-1A, Class E, 6.88%, 10/20/2023(e)(h)	$300,000	$300
Sound Point CLO IX Ltd. Series 2015-2A, Class D, 4.43%, 7/20/2027(e)(h)	1,600,000	1,538
Venture XIV CLO Ltd. Series 2013-14A, Class D, 4.58%, 8/28/2025(e)(h)	2,400,000	2,305
Venture XIX CLO Ltd. Series 2014-19A, Class D, 4.88%, 1/15/2027(e)(h)	2,500,000	2,455
Total Asset-Backed Securities (Cost $36,041)		36,100
	Shares
Master Limited Partnerships (3.2%)
Oil, Gas & Consumable Fuels (3.2%)
Antero Midstream Partners LP(a)	45,253	1,319
Boardwalk Pipeline Partners LP(a)	84,636	1,457
Buckeye Partners LP(a)	7,598	490
Cheniere Energy Partners LP	2,807	74
Delek Logistics Partners LP	1,299	32
Enable Midstream Partners LP	310	5
Energy Transfer Equity LP(a)	73,174	1,093
Energy Transfer Partners LP	33,750	1,181
Enterprise Products Partners LP(a)	52,010	1,313
EQT GP Holdings LP(a)	29,143	681
EQT Midstream Partners LP(a)	10,796	808
Magellan Midstream Partners LP	208	14
MPLX LP	216	7
Investments	Shares	Value (000)
Noble Midstream Partners LP*	2,396	$72
NuStar Energy LP	348	16
NuStar GP Holdings LLC(a)	28,261	701
ONEOK Partners LP	13,823	549
Phillips 66 Partners LP	2,419	107
Plains All American Pipeline LP	8,412	255
Rice Midstream Partners LP(a)	21,542	467
Shell Midstream Partners LP(a)	47,052	1,277
Spectra Energy Partners LP(a)	4,108	175
Sunoco Logistics Partners LP	28,908	741
Sunoco LP(a)	35,849	1,021
Tesoro Logistics LP	5,301	253
Valero Energy Partners LP(a)	37,114	1,512
Western Gas Equity Partners LP(a)	25,316	1,079
Western Gas Partners LP(a)	14,365	792
Western Refining Logistics LP(d)	73,791	1,682
Total Master Limited Partnerships (Cost $19,773)		19,173
	Principal Amount
Collateralized Mortgage Obligations (1.9%)
Alternative Loan Trust Series 2005-J2, Class 1A5, 1.03%, 4/25/2035(h)	$1,828,663	1,498
Series 2005-21CB, Class A17, 6.00%, 6/25/2035(a)	1,335,230	1,324
Chase Mortgage Finance Trust Series 2007-A2, Class 3A2, 3.03%, 7/25/2037(h)	392,956	375

See Notes to Financial Statements

19

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Principal Amount	Value (000)
Citicorp Mortgage Securities Trust Series 2006-3, Class 1A10, 6.25%, 6/25/2036	$2,268,310	$2,300
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class B, 9.33%, 3/25/2028(c)(h)	3,999,803	4,040
MASTR Alternative Loan Trust Series 2004-10, Class 4A1, 6.00%, 9/25/2019	79,671	81
WaMu Mortgage Pass-Through Certificates Trust Series 2004-S1, Class 1A11, 5.50%, 3/25/2034	133,464	138
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-1, Class 1A1, 5.50%, 3/25/2035	689,094	682
Wells Fargo Mortgage Backed Securities Trust Series 2007-14, Class 1A1, 6.00%, 10/25/2037(a)	568,622	558
Total Collateralized Mortgage Obligations (Cost $11,197)		10,996
Convertible Bonds (0.8%)
Diversified Consumer Services (0.2%)
Ascent Capital Group, Inc. 4.00%, 7/15/2020	1,568,000	1,135
Internet Software & Services (0.2%)
Twitter, Inc. 0.25%, 9/15/2019	1,172,000	1,096
Investments	Principal Amount	Value (000)
Oil, Gas & Consumable Fuels (0.2%)
Cobalt International Energy, Inc. 3.13%, 5/15/2024(a)	$3,003,000	$983
Semiconductors & Semiconductor Equipment (0.2%)
SunEdison, Inc. 5.00%, 7/2/2018(e)(j)	2,809,000	1,327
Total Convertible Bonds (Cost $5,828)		4,541
U.S. Treasury Obligation (0.2%)
U.S. Treasury Bond 2.50%, 5/15/2046(d) (Cost $1,004)	983,000	966
	No. of Rights
Rights (0.3%)
Biotechnology (0.0%)(b)
Ambit Biosciences Corp. (Daiichi Sankyo Co. Ltd.)*(c)(f)	70,000	42
Chelsea Therapeutics, Inc. (H Lundbeck A/S) (Denmark)*(c)(f)	3,500	—	(l)
Durata Therapeutics, Inc. (Actavis plc)*(c)(f)	40,000	—
Dyax Corp.*(c)	40,350	51
Prosensa Holding NV*(c)(f)	20,000	—
Trius Therapeutics, Inc. (Cubist Pharmaceuticals, Inc.)*(c)(f)	24,000	3
		96
Food & Staples Retailing (0.0%)(b)
Safeway, Inc. (Casa Ley)*(c)	112,000	28
Safeway, Inc. (Property Development Centers)*(c)	112,000	2
		30
Health Care Providers & Services (0.0%)(b)
Community Health Systems, Inc., expiring 12/31/2049*	19,082	—	(l)
Investments	No. of Rights	Value (000)
Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc. (AstraZeneca plc)*(c)(f)	100	$—
Semiconductors & Semiconductor Equipment (0.2%)
SunEdison, Inc., 2nd Lien DIP Roll Up Rights 4/22/2017	3,662,393	1,392
Wireless Telecommunication Services (0.1%)
Leap Wireless International, Inc. (AT&T, Inc.)*(c)	60,000	189
Total Rights (Cost $1,035)		1,707
	No. of Contracts
Options Purchased (0.0%)(b)
Put Options (0.0%)(b)
Icahn Enterprises LP 1/20/2017 @ 50.00	34	17
Icahn Enterprises LP 1/20/2017 @ 60.00	97	131
Imperva, Inc. 11/18/2016 @ 42.50	42	31
iShares Russell 2000 Fund 12/30/2016 @ 114.00	266	61
Molson Coors Brewing Co. 11/18/2016 @ 103.00	155	40
Rite Aid Corp. 1/20/2017 @ 7.00	130	14
Twitter, Inc. 11/18/2016 @ 18.00	12	1
Twitter, Inc. 1/20/2017 @ 16.00	14	1
Total Options Purchased (Cost $272)		296

See Notes to Financial Statements

20

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	No. of Warrants	Value (000)
Warrants (0.0%)(b)
Capital Markets (0.0%)(b)
Electrum Special Acquisition Corp., expiring 6/11/2021*(d)	3,600	$1
Diversified Financial Services (0.0%)(b)
Acasta Enterprises, Inc., expiring 9/8/2020 (Canada)*	219,049	39
Gores Holdings, Inc., expiring 10/16/2020*(d)	3,600	5
Pace Holdings Corp., expiring 10/29/2020*(d)	5,400	2
		46
Insurance (0.0%)(b)
TIG Holdings, Inc., expiring 12/31/2016*(c)(f)	73	—
Total Warrants (Cost $132)		47
	Shares
Preferred Stock (0.0%)(b)
Thrifts & Mortgage Finance (0.0%)(b)
Federal National Mortgage Association, Series S, 8.25%, 12/31/2020 (Cost $28)*(d)(h)(n)	6,533	26
Short-Term Investments (19.2%)
Investment Companies (19.2%)
Dreyfus Treasury Securities Cash Management Institutional Class, 0.20%(o)	460,935	461
Morgan Stanley Institutional Liquidity Fund Treasury Portfolio Institutional Class, 0.19%(a)(o)	88,726,125	88,726
Investments	Shares	Value (000)
Western Asset Institutional U.S. Treasury Reserves, 0.21%(a)(o)(p)	24,564,936	$24,565
Total Investment Companies (Cost $113,752)		113,752
Total Long Positions (Cost $574,975)		563,757
Short Positions (20.3%)(q)
Common Stocks (15.3%)
Aerospace & Defense (0.2%)
Triumph Group, Inc.	(41,800)	(991)
Air Freight & Logistics (0.2%)
Royal Mail plc (United Kingdom)	(194,150)	(1,167)
Airlines (0.2%)
Deutsche Lufthansa AG (Germany)	(91,145)	(1,165)
Auto Components (0.2%)
Autoliv, Inc. (Sweden)	(10,220)	(989)
Banks (0.7%)
Canadian Imperial Bank of Commerce (Canada)	(14,849)	(1,113)
Canadian Western Bank (Canada)	(47,190)	(895)
Home BancShares, Inc.	(58,810)	(1,265)
National Bank of Canada (Canada)	(27,810)	(993)
		(4,266)
Beverages (0.2%)
Brown-Forman Corp., Class B	(20,390)	(941)
Biotechnology (0.2%)
AbbVie, Inc.	(8,509)	(475)
Amgen, Inc.	(4,070)	(574)
		(1,049)
Capital Markets (0.5%)
Ameriprise Financial, Inc.	(10,450)	(924)
Ares Capital Corp.	(18,452)	(282)
Franklin Resources, Inc.	(36,190)	(1,218)
Investments	Shares	Value (000)
Waddell & Reed Financial, Inc., Class A	(30,350)	$(477)
		(2,901)
Chemicals (0.1%)
Axalta Coating Systems Ltd.*	(19,590)	(492)
Commercial Services & Supplies (0.2%)
Quad/Graphics, Inc.	(16,388)	(389)
RR Donnelley & Sons Co.	(47,260)	(839)
		(1,228)
Containers & Packaging (0.0%)(b)
Berry Plastics Group, Inc.*	(6,503)	(285)
Diversified Consumer Services (0.2%)
ServiceMaster Global Holdings, Inc.*	(33,530)	(1,200)
Electric Utilities (0.4%)
Duke Energy Corp.	(4,390)	(351)
Eversource Energy	(5,944)	(327)
Southern Co. (The)	(24,988)	(1,289)
Xcel Energy, Inc.	(3,217)	(134)
		(2,101)
Electrical Equipment (0.5%)
Acuity Brands, Inc.	(5,410)	(1,209)
Emerson Electric Co.	(19,920)	(1,010)
Sensata Technologies Holding NV*	(28,800)	(1,029)
		(3,248)
Food & Staples Retailing (0.4%)
Costco Wholesale Corp.	(5,100)	(754)
CVS Health Corp.	(6,458)	(543)
Metro, Inc. (Canada)	(16,200)	(501)
Walgreens Boots Alliance, Inc.	(6,767)	(560)
		(2,358)
Food Products (0.3%)
Flowers Foods, Inc.	(34,900)	(542)
Hormel Foods Corp.	(39,570)	(1,523)
		(2,065)

See Notes to Financial Statements

21

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	(24,993)	$(981)
Danaher Corp.	(6,227)	(489)
DENTSPLY SIRONA, Inc.	(8,138)	(469)
DexCom, Inc.*	(4,517)	(353)
Halyard Health, Inc.*	(29,400)	(951)
ICU Medical, Inc.*	(5,050)	(703)
LivaNova plc*	(30,470)	(1,727)
Medtronic plc	(5,545)	(455)
		(6,128)
Health Care Providers & Services (0.8%)
Aetna, Inc.	(7,540)	(809)
Amsurg Corp.*	(1,270)	(76)
Anthem, Inc.	(5,300)	(646)
Cardinal Health, Inc.	(6,775)	(465)
DaVita, Inc.*	(7,950)	(466)
Express Scripts Holding Co.*	(6,659)	(449)
Henry Schein, Inc.*	(2,835)	(423)
Patterson Cos., Inc.	(7,528)	(321)
Quest Diagnostics, Inc.	(4,796)	(391)
UnitedHealth Group, Inc.	(3,699)	(523)
VCA, Inc.*	(6,438)	(396)
		(4,965)
Hotels, Restaurants & Leisure (0.5%)
Darden Restaurants, Inc.	(27,600)	(1,788)
Starbucks Corp.	(18,600)	(987)
		(2,775)
Household Durables (0.1%)
Lennar Corp., Class A	(20,400)	(850)
Household Products (0.3%)
Church & Dwight Co., Inc.	(19,200)	(927)
Clorox Co. (The)	(9,290)	(1,115)
		(2,042)
Independent Power & Renewable Electricity Producers (0.1%)
NRG Yield, Inc., Class C	(15,499)	(239)
TerraForm Power, Inc., Class A*	(44,230)	(549)
		(788)
Industrial Conglomerates (0.1%)
Honeywell International, Inc.	(4,700)	(516)
Investments	Shares	Value (000)
Insurance (0.5%)
Primerica, Inc.	(38,325)	$(2,097)
Unum Group	(21,276)	(753)
		(2,850)
Internet Software & Services (0.3%)
Alibaba Group Holding Ltd., ADR (China)*	(13,899)	(1,414)
Cvent, Inc.*	(2,188)	(68)
		(1,482)
IT Services (0.5%)
Cognizant Technology Solutions Corp., Class A*	(19,990)	(1,026)
EPAM Systems, Inc.*	(7,530)	(485)
International Business Machines Corp.	(9,240)	(1,420)
iPayment Holdings, Inc.*(c)	(27,027)	(27)
		(2,958)
Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	(8,903)	(388)
Bruker Corp.	(23,570)	(483)
Quintiles IMS Holdings, Inc.*	(8,035)	(577)
Thermo Fisher Scientific, Inc.	(3,342)	(491)
		(1,939)
Media (0.7%)
AMC Entertainment Holdings, Inc., Class A	(2,378)	(75)
Comcast Corp., Class A	(11,970)	(740)
New Media Investment Group, Inc.	(33,358)	(480)
Nexstar Broadcasting Group, Inc., Class A	(10,473)	(511)
SES SA, FDR (Luxembourg)	(25,096)	(577)
Walt Disney Co. (The)	(17,950)	(1,664)
		(4,047)
Multiline Retail (0.7%)
Big Lots, Inc.	(25,700)	(1,116)
Dillard's, Inc., Class A	(1,130)	(69)
JC Penney Co., Inc.*	(100,736)	(865)
Investments	Shares	Value (000)
Kohl's Corp.	(1,785)	$(78)
Macy's, Inc.	(1,999)	(73)
Nordstrom, Inc.	(1,756)	(91)
Target Corp.	(23,680)	(1,628)
		(3,920)
Multi-Utilities (0.8%)
Ameren Corp.	(20,860)	(1,042)
Consolidated Edison, Inc.	(31,621)	(2,389)
Dominion Resources, Inc.	(15,992)	(1,203)
Public Service Enterprise Group, Inc.	(4,574)	(192)
		(4,826)
Oil, Gas & Consumable Fuels (0.1%)
Exxon Mobil Corp.	(1,271)	(106)
ONEOK, Inc.	(6,184)	(299)
Plains GP Holdings LP, Class A	(14,782)	(186)
Tallgrass Energy GP LP	(4,340)	(102)
		(693)
Pharmaceuticals (1.6%)
Allergan plc*	(1,849)	(386)
GlaxoSmithKline plc, ADR (United Kingdom)	(11,821)	(473)
Jazz Pharmaceuticals plc*	(3,712)	(406)
Johnson & Johnson	(3,625)	(420)
Mallinckrodt plc*	(7,054)	(418)
Merck & Co., Inc.	(8,138)	(478)
Mylan NV*	(11,123)	(406)
Novartis AG, ADR (Switzerland)	(6,609)	(469)
Perrigo Co. plc	(8,170)	(680)
Pfizer, Inc.	(15,474)	(491)
Roche Holding AG (Switzerland)	(7,790)	(1,791)
Sanofi, ADR (France)	(13,611)	(529)
Teva Pharmaceutical Industries Ltd., ADR (Israel)	(10,970)	(469)
UCB SA (Belgium)	(13,243)	(897)
Valeant Pharmaceuticals International, Inc.*	(28,750)	(513)
Zoetis, Inc.	(15,312)	(732)
		(9,558)

See Notes to Financial Statements

22

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Road & Rail (0.2%)
Union Pacific Corp.	(10,320)	$(910)
YRC Worldwide, Inc.*	(15,803)	(140)
		(1,050)
Semiconductors & Semiconductor Equipment (0.3%)
Analog Devices, Inc.	(5,341)	(342)
Applied Materials, Inc.	(41,250)	(1,200)
		(1,542)
Software (0.3%)
Citrix Systems, Inc.*	(11,690)	(991)
SS&C Technologies Holdings, Inc.	(15,790)	(504)
VMware, Inc., Class A*	(2,285)	(180)
		(1,675)
Specialty Retail (0.9%)
American Eagle Outfitters, Inc.	(75,900)	(1,293)
Bed Bath & Beyond, Inc.	(1,551)	(63)
Best Buy Co., Inc.	(19,035)	(741)
Dick's Sporting Goods, Inc.	(1,189)	(66)
DSW, Inc., Class A	(26,690)	(554)
Foot Locker, Inc.	(8,616)	(575)
GameStop Corp., Class A	(2,551)	(62)
Gap, Inc. (The)	(3,074)	(85)
GNC Holdings, Inc., Class A	(2,768)	(37)
Hibbett Sports, Inc.*	(6,136)	(239)
L Brands, Inc.	(985)	(71)
Lowe's Cos., Inc.	(17,930)	(1,195)
Williams-Sonoma, Inc.	(1,302)	(60)
		(5,041)
Textiles, Apparel & Luxury Goods (0.2%)
Kate Spade & Co.*	(67,900)	(1,137)
Thrifts & Mortgage Finance (0.2%)
BofI Holding, Inc.*	(27,960)	(521)
Home Capital Group, Inc. (Canada)	(41,777)	(827)
New York Community Bancorp, Inc.	(9,000)	(129)
		(1,477)
Investments	Shares	Value (000)
Trading Companies & Distributors (0.3%)
GATX Corp.	(28,300)	$(1,239)
MSC Industrial Direct Co., Inc., Class A	(10,360)	(754)
		(1,993)
Total Common Stocks (Proceeds $(93,291))		(90,698)
Exchange Traded Funds (2.3%)
Alerian MLP Fund	(253,112)	(3,096)
CurrencyShares Euro Trust*	(27,300)	(2,914)
Energy Select Sector SPDR Fund	(37,011)	(2,540)
Health Care Select Sector SPDR Fund	(4,116)	(277)
iShares Russell 2000 Fund	(1,997)	(237)
iShares U.S. Real Estate Fund	(3,626)	(278)
SPDR S&P MidCap 400 Fund Trust	(1,810)	(497)
SPDR S&P500 Fund Trust	(1,877)	(399)
Utilities Select Sector SPDR Fund	(65,811)	(3,253)
Total Exchange Traded Funds (Proceeds $(12,790))		(13,491)
	Principal Amount
Corporate Bonds (2.2%)
Chemicals (0.2%)
Chemours Co. (The) 6.63%, 5/15/2023	$(1,037,800)	(1,017)
Food Products (0.1%)
Flowers Foods, Inc. 4.38%, 4/1/2022	(516,000)	(545)
Hotels, Restaurants & Leisure (0.2%)
Wynn Las Vegas LLC 5.50%, 3/1/2025(e)	(1,395,000)	(1,405)
Investments	Principal Amount	Value (000)
IT Services (0.4%)
iPayment, Inc. 9.50%, 12/15/2019(e)	$(312,962)	$(318)
Sungard Availability Services Capital, Inc. 8.75%, 4/1/2022(e)	(2,830,000)	(1,981)
		(2,299)
Media (0.1%)
Gray Television, Inc. 5.88%, 7/15/2026(c)(e)	(742,000)	(742)
Metals & Mining (0.0%)(b)
Cliffs Natural Resources, Inc. 8.00%, 9/30/2020(e)	(21,000)	(21)
Multiline Retail (0.3%)
Macy's Retail Holdings, Inc. 4.50%, 12/15/2034	(1,844,000)	(1,700)
Pharmaceuticals (0.7%)
Endo Finance LLC 5.75%, 1/15/2022(e)	(1,965,000)	(1,788)
Valeant Pharmaceuticals International, Inc. 5.38%, 3/15/2020(e)	(2,930,000)	(2,520)
		(4,308)
Specialty Retail (0.1%)
Gap, Inc. (The) 5.95%, 4/12/2021	(226,000)	(243)
Trading Companies & Distributors (0.1%)
United Rentals North America, Inc. 5.75%, 11/15/2024	(706,000)	(740)
Total Corporate Bonds (Proceeds $(12,689))		(13,020)
	Shares
Exchange Traded Note (0.3%)
JPMorgan Alerian MLP Index ETN (Proceeds $(1,860))	(61,013)	(1,839)

See Notes to Financial Statements

23

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Master Limited Partnerships (0.2%)
Gas Utilities (0.0%)(b)
Ferrellgas Partners LP	(26,965)	$(235)
Oil, Gas & Consumable Fuels (0.2%)
Crestwood Equity Partners LP	(2,537)	(51)
Enable Midstream Partners LP	(3,503)	(51)
Enbridge Energy Partners LP	(2,427)	(60)
Golar LNG Partners LP (United Kingdom)	(11,543)	(237)
Holly Energy Partners LP	(7,142)	(218)
Midcoast Energy Partners LP	(18,638)	(145)
TC PipeLines LP	(6,281)	(328)
Williams Partners LP	(6,766)	(242)
		(1,332)
Total Master Limited Partnerships (Proceeds $(1,829))		(1,567)
Total Short Positions (Proceeds $(122,459))		(120,615)
Total Investments (74.8%) (Cost $452,516)		443,142
Other Assets Less Liabilities (25.2%)(r)		149,837
Net assets (100.0%)		$592,979

See Notes to Financial Statements

24

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

*	Non-income producing security.
(a)

All or a portion of this security is segregated in connection with obligations for futures, swaps, options written, delayed delivery securities and/or forward foreign currency contracts with a total value of approximately $258,046,000.

(b)	Represents less than 0.05% of net assets.
(c)	Illiquid security.
(d)	All or a portion of this security is pledged with the custodian for securities sold short and options written.
(e)

Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $99,995,000 of long positions and $(8,775,000) of short positions, or 16.9% and (1.5%), respectively, of net assets for the Fund. Securities denoted with "(e)" but without "(c)" have been deemed by the investment manager to be liquid.

(f)

Security fair valued as of 10/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 10/31/2016 amounted to approximately $1,475,000, which represents approximately 0.2% of net assets of the Fund.

(g)	Issuer filed for bankruptcy.
(h)	Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.
(i)	All or a portion of this security had not settled as of 10/31/2016 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(j)	Defaulted security.
(k)	All or a portion of this security was purchased on a delayed delivery basis.
(l)	Amount less than one thousand.
(m)

Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency. The interest rate shown was the current rate as of 10/31/2016.

(n)	Perpetual Security. The rate reflected was the rate in effect on 10/31/2016. The maturity date reflects the next call date.
(o)	Represents 7-day effective yield as of 10/31/2016.
(p)	All or a portion represents positions held by Neuberger Berman Cayman ARMM Fund I Ltd. (the "Subsidiary") (See Note A in Notes to Financial Statements).
(q)	At 10/31/2016 the Fund had approximately $122,643,000 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.
(r)	Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

See Notes to Financial Statements

25

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Abbreviations

ADR  American Depositary Receipt

CLO  Collateralized Loan Obligations

DIP  Debtor-in-Possession

FDR  Fiduciary Depositary Receipt

GDR  Global Depositary Receipt

PJSC  Public Joint Stock Company

SPDR  Standard & Poor's Depositary Receipt

Derivative Instruments

Futures contracts ("futures")

At October 31, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
11/10/2016	16 Low Sulphur Gas Oil(a)	Long	$(38,575)
11/14/2016	5 Lead(a)	Long	28,454
11/14/2016	20 Nickel(a)	Long	16,894
11/14/2016	46 Premium High Grade Aluminum(a)	Long	86,970
11/14/2016	20 Zinc(a)	Long	122,191
11/15/2016	2 White Sugar(a)	Long	(932)
11/18/2016	9 Amsterdam Index(a)	Long	334
11/18/2016	16 CAC40 Index(a)	Long	(2,357)
11/18/2016	80 OMXS30 Index(a)	Long	(5,528)
11/21/2016	8 WTI Crude Oil(a)	Long	(29,668)
11/24/2016	66 SGX Nifty 50 Index(a)	Long	(12,970)
11/28/2016	19 Natural Gas(a)	Long	(78,053)
11/29/2016	85 FTSE China A50 Index(a)	Long	(1,618)
11/29/2016	7 Hang Seng Index(a)	Long	(18,659)
11/29/2016	10 H-SHARES Index(a)	Long	(7,046)
11/29/2016	23 MSCI Singapore Index(a)	Long	(5,120)
11/29/2016	43 MSCI Taiwan Stock Index(a)	Long	(8,773)
11/30/2016	15 Brent Crude Oil(a)	Long	(61,724)
11/30/2016	12 New York Harbor ULSD(a)	Long	(44,684)
11/30/2016	9 RBOB Gasoline(a)	Long	(26,798)
12/7/2016	35 Cotton No. 2(a)	Long	(20,672)
12/8/2016	50 Euro—Bobl(a)	Long	(32,149)
12/8/2016	6 Euro-BTP Italian Government Bond(a)	Long	(27,101)
12/8/2016	43 Euro-BTP Italian Government Bond(a)	Long	(19,467)
12/8/2016	8 Euro—Bund(a)	Long	(20,616)
12/8/2016	7 Euro—Bund	Long	(21,658)
12/8/2016	2 Euro-Buxl 30-Year Bond(a)	Long	(19,969)
12/8/2016	9 Euro—OAT(a)	Long	(29,260)
12/8/2016	90 Euro—SCHATZ(a)	Long	(6,885)

See Notes to Financial Statements

26

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/8/2016	5 Nikkei 225(a)	Long	$7,515
12/8/2016	1 TOPIX Index(a)	Long	1,188
12/13/2016	1 10-Year Japanese Government Bond(a)	Long	(5,815)
12/14/2016	7 Soybean Meal(a)	Long	(2,366)
12/14/2016	71 Soybean Oil(a)	Long	66,274
12/15/2016	19 Australia 10-Year Bond(a)	Long	(42,002)
12/15/2016	1 Australia 3-Year Bond(a)	Long	(450)
12/15/2016	15 S&P/Toronto Stock Exchange 60 Index(a)	Long	52,042
12/15/2016	11 SPI 200 Index(a)	Long	9,031
12/16/2016	3 DAX Index(a)	Long	12,804
12/16/2016	14 E-Mini DJIA CBOT(a)	Long	(22,288)
12/16/2016	1 E-Mini MSCI EAFE Index(a)	Long	(107)
12/16/2016	22 E-Mini MSCI Emerging Markets Index(a)	Long	1,510
12/16/2016	7 E-Mini Russell 2000(a)	Long	(17,204)
12/16/2016	17 FTSE 100 Index(a)	Long	59,704
12/16/2016	15 NASDAQ 100 E-Mini(a)	Long	4,131
12/16/2016	12 S&P 500 E-Mini Index(a)	Long	(19,521)
12/16/2016	6 S&P MID 400 E-Mini(a)	Long	(21,585)
12/16/2016	15 The EURO STOXX 600 Index(a)	Long	(2,238)
12/16/2016	15 The EURO STOXX 50 Index(a)	Long	6,147
12/19/2016	13 Australian Dollar(a)	Long	16,104
12/19/2016	13 Canadian 10-Year Bond(a)	Long	(18,958)
12/19/2016	25 Coffee 'C'(a)	Long	125,814
12/19/2016	8 Euro/Pound Sterling Cross Rate(a)	Long	52,731
12/19/2016	3 Euro/Swiss Franc Cross Rate(a)	Long	(2,398)
12/19/2016	7 Japanese Yen(a)	Long	(23,842)
12/19/2016	4 Lead(a)	Long	11,963
12/19/2016	14 New Zealand Dollar(a)	Long	(11,241)
12/19/2016	17 Nickel(a)	Long	51,082
12/19/2016	35 Premium High Grade Aluminum(a)	Long	95,515
12/19/2016	17 U.S. Dollar Index(a)	Long	1,966
12/19/2016	4 USD/Czech Koruna Cross Rate	Long	9,461
12/19/2016	2 USD/Norwegian Krone Cross Rate	Long	159
12/19/2016	2 USD/Swedish Krona Cross Rate	Long	12,646
12/19/2016	15 Zinc(a)	Long	87,549
12/20/2016	16 U.S. Treasury 10-Year Note(a)	Long	(21,507)
12/20/2016	9 U.S. Treasury 10-Year Note	Long	(2,115)
12/20/2016	2 U.S. Treasury Long Bond(a)	Long	(15,028)
12/28/2016	7 Gold 100 Oz.(a)	Long	(31,386)
12/28/2016	5 Long Gilt(a)	Long	(36,883)
12/28/2016	9 Nymex Palladium(a)	Long	(73,564)

See Notes to Financial Statements

27

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/28/2016	8 Silver(a)	Long	$(47,338)
12/30/2016	21 U.S. Treasury 2-Year Note(a)	Long	(3,218)
12/30/2016	25 U.S. Treasury 5-Year Note(a)	Long	(12,473)
1/13/2017	12 Canola (WCE)(a)	Long	4,612
1/13/2017	14 Soybean(a)	Long	3,154
1/16/2017	5 Lead(a)	Long	6,354
1/16/2017	19 Nickel(a)	Long	1,298
1/16/2017	39 Premium High Grade Aluminum(a)	Long	72,591
1/16/2017	17 Zinc(a)	Long	80,900
1/31/2017	3 Robusta Coffee(a)	Long	156
2/28/2017	46 Sugar 11(a)	Long	19,261
6/8/2017	28 ASX 90 Day Bank Accepted Bills(a)	Long	(6,002)
6/19/2017	15 Euro CHF 3-Month LIFFE(a)	Long	(1,949)
9/18/2017	86 3-Month Euro Euribor(a)	Long	(15,354)
9/18/2017	1 Canadian 3-Month Bank Acceptance(a)	Long	74
9/20/2017	106 90-Day Sterling(a)	Long	(29,631)
12/18/2017	43 90-Day EURODollar(a)	Long	(5,501)
11/14/2016	5 Lead(a)	Short	(14,655)
11/14/2016	20 Nickel(a)	Short	(73,438)
11/14/2016	46 Premium High Grade Aluminum(a)	Short	(185,261)
11/14/2016	20 Zinc(a)	Short	(118,197)
12/8/2016	2 Euro-BTP Italian Government Bond	Short	5,014
12/8/2016	2 Euro—OAT	Short	(225)
12/13/2016	11 Cocoa(a)	Short	(838)
12/14/2016	27 Cocoa(a)	Short	23,490
12/14/2016	72 Corn(a)	Short	(57,463)
12/14/2016	10 Hard Red Winter Wheat(a)	Short	144
12/14/2016	47 Lean Hog(a)	Short	16,563
12/14/2016	49 Wheat(a)	Short	(10,364)
12/15/2016	32 FTSE/JSE Top 40 Index(a)	Short	29,329
12/16/2016	2 FTSE/MIB Index(a)	Short	(7,343)
12/16/2016	29 S&P 500 E-Mini Index	Short	(6,058)
12/16/2016	319 The EURO STOXX 50 Index	Short	(209,106)
12/19/2016	9 Australian Dollar	Short	(13,159)
12/19/2016	7 British Pound	Short	38,671
12/19/2016	15 British Pound(a)	Short	83,281
12/19/2016	17 Canadian 10-Year Bond	Short	(2,004)
12/19/2016	339 Euro Fx Future with American Style Options	Short	1,122,639
12/19/2016	9 Euro Fx Future with American Style Options(a)	Short	(2,652)
12/19/2016	5 Euro/Japanese Yen(a)	Short	(127)
12/19/2016	78 Japanese Yen	Short	138,774

See Notes to Financial Statements

28

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/19/2016	4 Lead(a)	Short	$(6,112)
12/19/2016	25 Mexican Peso(a)	Short	(7,288)
12/19/2016	3 New Zealand Dollar	Short	2,376
12/19/2016	17 Nickel(a)	Short	(611)
12/19/2016	1 Polish Zloty	Short	2,277
12/19/2016	35 Premium High Grade Aluminum(a)	Short	(77,704)
12/19/2016	9 Swiss Franc(a)	Short	(108)
12/19/2016	8 Swiss Franc	Short	2,552
12/19/2016	15 Zinc(a)	Short	(74,294)
12/20/2016	3 Canadian Dollar	Short	4,122
12/20/2016	3 Canadian Dollar(a)	Short	718
12/28/2016	6 Copper(a)	Short	(14,301)
12/28/2016	8 Long Gilt	Short	(3,349)
12/30/2016	33 Live Cattle(a)	Short	47,240
1/16/2017	6 Copper(a)	Short	(21,105)
1/16/2017	1 Nickel(a)	Short	(1,491)
1/26/2017	10 Feeder Cattle(a)	Short	(11,609)
1/27/2017	8 Platinum(a)	Short	(14,317)
Total			$680,344

(a)  The investment is held by the Subsidiary (see Note A in Notes to Financial Statements.)

At October 31, 2016, the notional value of futures for the Fund was $175,377,199 for long positions and $(98,809,895) for short positions.

For the year ended October 31, 2016, the average notional value of futures for the Fund was $313,784,251 for long positions and $(86,024,627) for short positions. The Fund had $5,919,435 deposited in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At October 31, 2016, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
132,614	Australian Dollar	$101,021	JPMorgan Chase Bank, NA	11/16/2016	$(179)
1,425,411	Brazilian Real	437,862	Bank of America, NA(a)	11/3/2016	8,552
26,964	Brazilian Real	8,231	Bank of America, NA(a)	11/3/2016	213
3,724	Brazilian Real	1,155	Bank of America, NA(a)	11/3/2016	11
769	Brazilian Real	246	Bank of America, NA(a)	11/3/2016	(5)
16,114	Brazilian Real	5,131	Bank of America, NA(a)	11/3/2016	(84)
11,450	Brazilian Real	3,565	Bank of America, NA(a)	11/3/2016	21
3,717	Brazilian Real	1,174	Bank of America, NA(a)	11/3/2016	(10)
4,437	Brazilian Real	1,392	Bank of America, NA(a)	11/3/2016	(2)
4,894	Brazilian Real	1,517	Bank of America, NA(a)	11/3/2016	16

See Notes to Financial Statements

29

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
17,644	Brazilian Real	$5,414	Bank of America, NA(a)	11/3/2016	$112
13,950	Brazilian Real	4,452	Bank of America, NA(a)	11/3/2016	(83)
1,748	Brazilian Real	558	Bank of America, NA(a)	11/3/2016	(10)
1,412,961	Brazilian Real	440,583	Bank of America, NA(a)	12/2/2016	(2,048)
10,250	Brazilian Real	3,199	Bank of America, NA(a)	12/2/2016	(18)
16,461	Brazilian Real	5,136	Bank of America, NA(a)	12/2/2016	(27)
659,155	Canadian Dollar	502,863	JPMorgan Chase Bank, NA	11/16/2016	(11,388)
3,110,242	Chilean Peso	4,617	Bank of America, NA(a)	12/21/2016	128
761,664,864	Chilean Peso	1,124,393	Bank of America, NA(a)	12/21/2016	37,502
1,924,098	Chilean Peso	2,898	Bank of America, NA(a)	12/21/2016	37
7,914,532	Chilean Peso	11,776	Bank of America, NA(a)	12/21/2016	297
1,274,679	Chilean Peso	1,882	Bank of America, NA(a)	12/21/2016	62
8,697	Chilean Peso	13	Bank of America, NA(a)	12/21/2016	— (b)
423,917	Chilean Peso	640	Bank of America, NA(a)	12/21/2016	7
871,198	Chilean Peso	1,294	Bank of America, NA(a)	12/21/2016	35
3,924,729	Chilean Peso	5,939	Bank of America, NA(a)	12/21/2016	48
1,072,770	Chilean Peso	1,634	Bank of America, NA(a)	12/21/2016	2
4,910,545	Chilean Peso	7,480	Bank of America, NA(a)	12/21/2016	11
1,294,562	Chilean Peso	1,983	Bank of America, NA(a)	12/21/2016	(8)
1,444,748	Chilean Peso	2,165	Bank of America, NA(a)	12/21/2016	39
299,646	Chilean Peso	450	Bank of America, NA(a)	12/21/2016	7
1,272,998	Chilean Peso	1,906	Bank of America, NA(a)	12/21/2016	36
12,219,578	Czech Koruna	508,939	Bank of America, NA(a)	12/21/2016	(10,651)
4,029,713	Danish Krone	608,226	JPMorgan Chase Bank, NA	11/16/2016	(13,150)
129,000	Euro	141,340	Bank of America, NA(a)	11/7/2016	297
456,359	Euro	497,237	JPMorgan Chase Bank, NA	11/14/2016	3,967
519,501	Euro	591,026	JPMorgan Chase Bank, NA	11/16/2016	(20,429)
528,218	Euro	598,091	JPMorgan Chase Bank, NA	11/16/2016	(17,920)
980,561	Euro	1,105,055	JPMorgan Chase Bank, NA	11/16/2016	(28,051)
927,362	Euro	1,047,390	JPMorgan Chase Bank, NA	11/16/2016	(28,817)
2,356,777	Euro	2,649,064	JPMorgan Chase Bank, NA	11/16/2016	(60,485)
53,613	Euro	59,471	JPMorgan Chase Bank, NA	12/30/2016	(451)
109,319	Euro	119,383	JPMorgan Chase Bank, NA	12/30/2016	961
4,108,715	Hong Kong Dollar	529,862	JPMorgan Chase Bank, NA	11/14/2016	(53)
287,167	Hungarian Forint	1,047	Bank of America, NA(a)	12/21/2016	(25)
97,052	Hungarian Forint	349	Bank of America, NA(a)	12/21/2016	(4)
321,472	Hungarian Forint	1,181	Bank of America, NA(a)	12/21/2016	(37)
117,461	Hungarian Forint	415	Bank of America, NA(a)	12/21/2016	3
31,694	Hungarian Forint	112	Bank of America, NA(a)	12/21/2016	1
342,973	Hungarian Forint	1,239	Bank of America, NA(a)	12/21/2016	(19)
191,347	Hungarian Forint	691	Bank of America, NA(a)	12/21/2016	(10)
428,569	Hungarian Forint	1,513	Bank of America, NA(a)	12/21/2016	12
214,833	Hungarian Forint	782	Bank of America, NA(a)	12/21/2016	(18)

See Notes to Financial Statements

30

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
191,656	Hungarian Forint	$703	Bank of America, NA(a)	12/21/2016	$(21)
320,901	Hungarian Forint	1,151	Bank of America, NA(a)	12/21/2016	(9)
124,398	Hungarian Forint	451	Bank of America, NA(a)	12/21/2016	(8)
82,544,485	Hungarian Forint	298,399	Bank of America, NA(a)	12/21/2016	(4,703)
4,030,427	Indian Rupee	59,502	Bank of America, NA(a)	12/21/2016	503
806,058	Indian Rupee	11,900	Bank of America, NA(a)	12/21/2016	101
80,613	Indian Rupee	1,190	Bank of America, NA(a)	12/21/2016	10
806,142	Indian Rupee	11,900	Bank of America, NA(a)	12/21/2016	102
4,031,090	Indian Rupee	59,503	Bank of America, NA(a)	12/21/2016	512
80,625	Indian Rupee	1,190	Bank of America, NA(a)	12/21/2016	10
8,061,807	Indian Rupee	119,004	Bank of America, NA(a)	12/21/2016	1,020
806,142	Indian Rupee	11,900	Bank of America, NA(a)	12/21/2016	102
806,308	Indian Rupee	11,900	Bank of America, NA(a)	12/21/2016	104
806,507	Indian Rupee	11,901	Bank of America, NA(a)	12/21/2016	106
806,189	Indian Rupee	11,900	Bank of America, NA(a)	12/21/2016	102
4,031,337	Indian Rupee	59,504	Bank of America, NA(a)	12/21/2016	514
806,320	Indian Rupee	11,900	Bank of America, NA(a)	12/21/2016	104
806,273	Indian Rupee	11,900	Bank of America, NA(a)	12/21/2016	104
806,340	Indian Rupee	11,901	Bank of America, NA(a)	12/21/2016	104
976,498	Indian Rupee	14,409	Bank of America, NA(a)	12/21/2016	129
784,187	Indian Rupee	11,649	Bank of America, NA(a)	12/21/2016	26
201,326	Indian Rupee	2,990	Bank of America, NA(a)	12/21/2016	7
246,549	Indian Rupee	3,660	Bank of America, NA(a)	12/21/2016	11
157,643	Indian Rupee	2,340	Bank of America, NA(a)	12/21/2016	7
1,018,757	Indian Rupee	15,105	Bank of America, NA(a)	12/21/2016	62
921,022	Indian Rupee	13,664	Bank of America, NA(a)	12/21/2016	48
85,352	Indian Rupee	1,266	Bank of America, NA(a)	12/21/2016	5
278,130	Indian Rupee	4,133	Bank of America, NA(a)	12/21/2016	8
806,142	Indian Rupee	11,900	Bank of America, NA(a)	12/21/2016	102
1,433,047	Indian Rupee	21,314	Bank of America, NA(a)	12/21/2016	21
806,189	Indian Rupee	11,900	Bank of America, NA(a)	12/21/2016	102
164,420,616	Indian Rupee	2,423,724	Bank of America, NA(a)	12/21/2016	24,163
40,604	Indian Rupee	603	Bank of America, NA(a)	12/21/2016	2
436,035	Indian Rupee	6,489	Bank of America, NA(a)	12/21/2016	3
13,921	Indian Rupee	207	Bank of America, NA(a)	12/21/2016	— (b)
237,338	Indian Rupee	3,518	Bank of America, NA(a)	12/21/2016	15
2,839,710,000	Indonesian Rupiah	217,602	JPMorgan Chase Bank, NA	11/16/2016	(86)
23,871	Israeli New Shekel	6,263	Bank of America, NA(a)	12/21/2016	(33)
385,306	Israeli New Shekel	102,648	Bank of America, NA(a)	12/21/2016	(2,090)
16,897	Israeli New Shekel	4,505	Bank of America, NA(a)	12/21/2016	(95)
22,786	Israeli New Shekel	6,073	Bank of America, NA(a)	12/21/2016	(126)
8,669	Israeli New Shekel	2,251	Bank of America, NA(a)	12/21/2016	11
5,896	Israeli New Shekel	1,537	Bank of America, NA(a)	12/21/2016	2

See Notes to Financial Statements

31

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
3,421,641	Israeli New Shekel	$909,054	Bank of America, NA(a)	12/21/2016	$(16,069)
11,888	Israeli New Shekel	3,098	Bank of America, NA(a)	12/21/2016	5
32,113	Israeli New Shekel	8,374	Bank of America, NA(a)	12/21/2016	7
451,460	Israeli New Shekel	119,892	Bank of America, NA(a)	12/21/2016	(2,069)
1,460	Israeli New Shekel	388	Bank of America, NA(a)	12/21/2016	(7)
100,249,276	Japanese Yen	980,431	JPMorgan Chase Bank, NA	11/16/2016	(24,057)
44,201,636	Japanese Yen	431,782	JPMorgan Chase Bank, NA	11/16/2016	(10,100)
247,558,500	Korean Won	223,327	JPMorgan Chase Bank, NA	11/16/2016	(6,964)
63,000,000	Korean Won	56,308	Bank of America, NA(a)	12/21/2016	(1,256)
488,712	Korean Won	430	Bank of America, NA(a)	12/21/2016	(3)
746,426	Korean Won	667	Bank of America, NA(a)	12/21/2016	(15)
1,637,621,706	Korean Won	1,455,158	Bank of America, NA(a)	12/21/2016	(24,142)
746,253	Korean Won	657	Bank of America, NA(a)	12/21/2016	(5)
7,215,621	Korean Won	6,481	Bank of America, NA(a)	12/21/2016	(176)
3,851,915	Korean Won	3,487	Bank of America, NA(a)	12/21/2016	(121)
4,533,825	Korean Won	3,964	Bank of America, NA(a)	12/21/2016	(2)
32,544,573	Korean Won	28,918	Bank of America, NA(a)	12/21/2016	(479)
264,028	Korean Won	241	Bank of America, NA(a)	12/21/2016	(10)
29,572,770	Korean Won	26,011	Bank of America, NA(a)	12/21/2016	(169)
4,586,909	Korean Won	4,018	Bank of America, NA(a)	12/21/2016	(10)
1,293,106	Korean Won	1,166	Bank of America, NA(a)	12/21/2016	(36)
6,413,178	Korean Won	5,662	Bank of America, NA(a)	12/21/2016	(58)
2,414,809	Korean Won	2,196	Bank of America, NA(a)	12/21/2016	(86)
1,843,808	Korean Won	1,624	Bank of America, NA(a)	12/21/2016	(13)
10,294,516	Korean Won	9,351	Bank of America, NA(a)	12/21/2016	(355)
10,901	Malaysian Ringgit	2,624	Bank of America, NA(a)	12/21/2016	(32)
6,482	Malaysian Ringgit	1,536	Bank of America, NA(a)	12/21/2016	5
7,770	Malaysian Ringgit	1,849	Bank of America, NA(a)	12/21/2016	(1)
2,491,943	Malaysian Ringgit	599,730	Bank of America, NA(a)	12/21/2016	(7,120)
2,929	Malaysian Ringgit	707	Bank of America, NA(a)	12/21/2016	(10)
8,680	Malaysian Ringgit	2,094	Bank of America, NA(a)	12/21/2016	(30)
9,246	Malaysian Ringgit	2,229	Bank of America, NA(a)	12/21/2016	(30)
1,614	Malaysian Ringgit	382	Bank of America, NA(a)	12/21/2016	2
9,926	Malaysian Ringgit	2,364	Bank of America, NA(a)	12/21/2016	(4)
1,577	Malaysian Ringgit	373	Bank of America, NA(a)	12/21/2016	2
1,311	Malaysian Ringgit	318	Bank of America, NA(a)	12/21/2016	(6)
5,157	Malaysian Ringgit	1,238	Bank of America, NA(a)	12/21/2016	(12)
7,739	Malaysian Ringgit	1,869	Bank of America, NA(a)	12/21/2016	(29)
631,527	Mexican Peso	33,524	JPMorgan Chase Bank, NA	11/14/2016	(158)
8,215	New Taiwan Dollar	261	Bank of America, NA(a)	12/21/2016	(1)
10,949	New Taiwan Dollar	345	Bank of America, NA(a)	12/21/2016	2
204,141	New Taiwan Dollar	6,473	Bank of America, NA(a)	12/21/2016	(2)
3,709,563	New Taiwan Dollar	119,063	Bank of America, NA(a)	12/21/2016	(1,470)

See Notes to Financial Statements

32

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
113,799	New Taiwan Dollar	$3,602	Bank of America, NA(a)	12/21/2016	$5
110,492	New Taiwan Dollar	3,492	Bank of America, NA(a)	12/21/2016	11
47,813	New Taiwan Dollar	1,528	Bank of America, NA(a)	12/21/2016	(12)
36,129,458	New Taiwan Dollar	1,145,712	Bank of America, NA(a)	12/21/2016	(411)
270,629	New Taiwan Dollar	8,687	Bank of America, NA(a)	12/21/2016	(108)
370,911	New Taiwan Dollar	11,906	Bank of America, NA(a)	12/21/2016	(148)
42,931	New Taiwan Dollar	1,359	Bank of America, NA(a)	12/21/2016	2
4,479	New Taiwan Dollar	144	Bank of America, NA(a)	12/21/2016	(2)
65,105	New Taiwan Dollar	2,090	Bank of America, NA(a)	12/21/2016	(26)
92,828	New Taiwan Dollar	2,925	Bank of America, NA(a)	12/21/2016	18
241,199	New Taiwan Dollar	7,612	Bank of America, NA(a)	12/21/2016	34
39,802	New Taiwan Dollar	1,262	Bank of America, NA(a)	12/21/2016	— (b)
3,016,066	Norwegian Krone	366,290	JPMorgan Chase Bank, NA	11/16/2016	(1,247)
3,936,769	Norwegian Krone	473,358	JPMorgan Chase Bank, NA	11/16/2016	3,121
1,864	Norwegian Krone	228	Bank of America, NA(a)	12/21/2016	(2)
6,607	Norwegian Krone	801	Bank of America, NA(a)	12/21/2016	(1)
749,741	Norwegian Krone	92,449	Bank of America, NA(a)	12/21/2016	(1,698)
973,577	Norwegian Krone	119,900	Bank of America, NA(a)	12/21/2016	(2,055)
121,142	Norwegian Krone	15,175	Bank of America, NA(a)	12/21/2016	(512)
6,101	Norwegian Krone	761	Bank of America, NA(a)	12/21/2016	(23)
9,940	Norwegian Krone	1,208	Bank of America, NA(a)	12/21/2016	(5)
130,960	Norwegian Krone	16,139	Bank of America, NA(a)	12/21/2016	(287)
35,148	Norwegian Krone	4,245	Bank of America, NA(a)	12/21/2016	9
368,800	Norwegian Krone	45,449	Bank of America, NA(a)	12/21/2016	(808)
25,257	Norwegian Krone	3,143	Bank of America, NA(a)	12/21/2016	(86)
1,158,976	Norwegian Krone	139,730	Bank of America, NA(a)	12/21/2016	556
8,921	Norwegian Krone	1,093	Bank of America, NA(a)	12/21/2016	(13)
1,641	Norwegian Krone	198	Bank of America, NA(a)	12/21/2016	1
2,895	Norwegian Krone	349	Bank of America, NA(a)	12/21/2016	1
8,945	Norwegian Krone	1,081	Bank of America, NA(a)	12/21/2016	2
416,893	Norwegian Krone	51,415	Bank of America, NA(a)	12/21/2016	(953)
5,472	Norwegian Krone	667	Bank of America, NA(a)	12/21/2016	(5)
2,759	Norwegian Krone	333	Bank of America, NA(a)	12/21/2016	1
9,444	Norwegian Krone	1,168	Bank of America, NA(a)	12/21/2016	(25)
8,507	Norwegian Krone	1,043	Bank of America, NA(a)	12/21/2016	(13)
74,034,729	Philippine Peso	1,531,637	Bank of America, NA(a)	12/21/2016	(8,705)
114,684	Philippine Peso	2,383	Bank of America, NA(a)	12/21/2016	(24)
29,409	Philippine Peso	611	Bank of America, NA(a)	12/21/2016	(6)
126	Polish Zloty	32	Bank of America, NA(a)	12/21/2016	— (b)
66,032	Polish Zloty	17,226	Bank of America, NA(a)	12/21/2016	(411)
707	Polish Zloty	185	Bank of America, NA(a)	12/21/2016	(5)
458,369	Polish Zloty	119,899	Bank of America, NA(a)	12/21/2016	(3,178)
277	Polish Zloty	70	Bank of America, NA(a)	12/21/2016	1

See Notes to Financial Statements

33

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
73,972	Polish Zloty	$19,327	Bank of America, NA(a)	12/21/2016	$(491)
694	Polish Zloty	175	Bank of America, NA(a)	12/21/2016	2
89	Polish Zloty	23	Bank of America, NA(a)	12/21/2016	— (b)
627	Polish Zloty	162	Bank of America, NA(a)	12/21/2016	(2)
62	Polish Zloty	16	Bank of America, NA(a)	12/21/2016	— (b)
455,805	Polish Zloty	119,098	Bank of America, NA(a)	12/21/2016	(3,030)
1,714	Polish Zloty	444	Bank of America, NA(a)	12/21/2016	(8)
4,887	Polish Zloty	1,280	Bank of America, NA(a)	12/21/2016	(36)
454	Polish Zloty	116	Bank of America, NA(a)	12/21/2016	(1)
831	Polish Zloty	211	Bank of America, NA(a)	12/21/2016	1
216	Polish Zloty	56	Bank of America, NA(a)	12/21/2016	(1)
133	Polish Zloty	34	Bank of America, NA(a)	12/21/2016	— (b)
1,021,844	Pound Sterling	1,334,528	JPMorgan Chase Bank, NA	11/16/2016	(83,458)
2,707	Pound Sterling	3,515	JPMorgan Chase Bank, NA	11/16/2016	(201)
365,578	Pound Sterling	475,452	JPMorgan Chase Bank, NA	11/16/2016	(27,865)
833,171	Pound Sterling	1,062,342	JPMorgan Chase Bank, NA	12/30/2016	(40,997)
265,392	Pound Sterling	344,948	JPMorgan Chase Bank, NA	12/30/2016	(19,616)
20,778,829	Russian Ruble	318,774	JPMorgan Chase Bank, NA	11/16/2016	7,811
284	Singapore Dollar	206	Bank of America, NA(a)	12/21/2016	(2)
1,538,895	Singapore Dollar	1,125,474	Bank of America, NA(a)	12/21/2016	(19,003)
1,540	Singapore Dollar	1,107	Bank of America, NA(a)	12/21/2016	— (b)
9,234	Singapore Dollar	6,651	Bank of America, NA(a)	12/21/2016	(12)
5,214	Singapore Dollar	3,756	Bank of America, NA(a)	12/21/2016	(7)
8,129	Singapore Dollar	5,958	Bank of America, NA(a)	12/21/2016	(113)
802	Singapore Dollar	584	Bank of America, NA(a)	12/21/2016	(7)
67	Singapore Dollar	48	Bank of America, NA(a)	12/21/2016	— (b)
4,232	Singapore Dollar	3,114	Bank of America, NA(a)	12/21/2016	(71)
382	Singapore Dollar	280	Bank of America, NA(a)	12/21/2016	(5)
255	Singapore Dollar	187	Bank of America, NA(a)	12/21/2016	(4)
717	Singapore Dollar	526	Bank of America, NA(a)	12/21/2016	(10)
1,688	Singapore Dollar	1,233	Bank of America, NA(a)	12/21/2016	(19)
2,864	Singapore Dollar	2,109	Bank of America, NA(a)	12/21/2016	(50)
963	Singapore Dollar	709	Bank of America, NA(a)	12/21/2016	(17)
3,219	Singapore Dollar	2,313	Bank of America, NA(a)	12/21/2016	2
10,894,905	South African Rand	797,333	JPMorgan Chase Bank, NA	11/16/2016	8,437
686	South African Rand	49	Bank of America, NA(a)	12/21/2016	1
19,768	South African Rand	1,366	Bank of America, NA(a)	12/21/2016	85
59,247	South African Rand	4,263	Bank of America, NA(a)	12/21/2016	87
182,140	South African Rand	13,084	Bank of America, NA(a)	12/21/2016	288
805,031	South African Rand	58,926	Bank of America, NA(a)	12/21/2016	175
13,869	South African Rand	1,008	Bank of America, NA(a)	12/21/2016	10
33,400	South African Rand	2,378	Bank of America, NA(a)	12/21/2016	74
6,451	South African Rand	448	Bank of America, NA(a)	12/21/2016	26
See Notes to Financial Statements

34

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
9,357	South African Rand	$684	Bank of America, NA(a)	12/21/2016	$3
12,149	South African Rand	866	Bank of America, NA(a)	12/21/2016	26
29,276	South African Rand	2,042	Bank of America, NA(a)	12/21/2016	107
4,027,817	South African Rand	277,770	Bank of America, NA(a)	12/21/2016	17,932
22,214	South African Rand	1,599	Bank of America, NA(a)	12/21/2016	32
69,073	South African Rand	4,896	Bank of America, NA(a)	12/21/2016	175
18,066	South African Rand	1,273	Bank of America, NA(a)	12/21/2016	53
30,983	South African Rand	2,240	Bank of America, NA(a)	12/21/2016	35
19,689	South African Rand	1,411	Bank of America, NA(a)	12/21/2016	34
12,091	South African Rand	856	Bank of America, NA(a)	12/21/2016	32
11,704	South African Rand	802	Bank of America, NA(a)	12/21/2016	57
48,843	South African Rand	3,378	Bank of America, NA(a)	12/21/2016	208
10,146	South African Rand	720	Bank of America, NA(a)	12/21/2016	25
8,877	South African Rand	636	Bank of America, NA(a)	12/21/2016	16
1,070,955	Swedish Krona	118,057	JPMorgan Chase Bank, NA	11/14/2016	578
11,690	Swedish Krona	1,368	JPMorgan Chase Bank, NA	11/16/2016	(73)
2,753,014	Swedish Krona	328,596	JPMorgan Chase Bank, NA	11/16/2016	(23,605)
161,918	Swedish Krona	18,911	Bank of America, NA(a)	12/21/2016	(938)
7,289	Swedish Krona	828	Bank of America, NA(a)	12/21/2016	(19)
10,137	Swedish Krona	1,182	Bank of America, NA(a)	12/21/2016	(57)
227,459	Swedish Krona	26,751	Bank of America, NA(a)	12/21/2016	(1,503)
42,083	Swedish Krona	4,932	Bank of America, NA(a)	12/21/2016	(261)
2,113	Swedish Krona	238	Bank of America, NA(a)	12/21/2016	(4)
6,807	Swedish Krona	801	Bank of America, NA(a)	12/21/2016	(45)
52,438	Swedish Krona	5,965	Bank of America, NA(a)	12/21/2016	(145)
8,635	Swedish Krona	1,018	Bank of America, NA(a)	12/21/2016	(60)
5,866	Swedish Krona	666	Bank of America, NA(a)	12/21/2016	(15)
61,953	Swedish Krona	7,179	Bank of America, NA(a)	12/21/2016	(302)
3,968	Swedish Krona	451	Bank of America, NA(a)	12/21/2016	(11)
3,638	Swedish Krona	409	Bank of America, NA(a)	12/21/2016	(5)
6,212	Swedish Krona	728	Bank of America, NA(a)	12/21/2016	(38)
9,382	Swedish Krona	1,098	Bank of America, NA(a)	12/21/2016	(57)
43,277	Swedish Krona	4,923	JPMorgan Chase Bank, NA	12/30/2016	(117)
207,074	Swiss Franc	208,333	JPMorgan Chase Bank, NA	11/14/2016	1,050
1,580,543	Swiss Franc	1,631,293	JPMorgan Chase Bank, NA	11/16/2016	(32,956)
33,185	Turkish Lira	10,632	JPMorgan Chase Bank, NA	11/14/2016	66
11,496	Turkish Lira	3,710	Bank of America, NA(a)	12/21/2016	(34)
4,585	Turkish Lira	1,473	Bank of America, NA(a)	12/21/2016	(7)
3,982	Turkish Lira	1,317	Bank of America, NA(a)	12/21/2016	(44)
14,404	Turkish Lira	4,749	Bank of America, NA(a)	12/21/2016	(143)
12,560	Turkish Lira	4,015	Bank of America, NA(a)	12/21/2016	1
1,060	Turkish Lira	338	Bank of America, NA(a)	12/21/2016	1
12,529	Turkish Lira	4,110	Bank of America, NA(a)	12/21/2016	(104)

See Notes to Financial Statements

35

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
3,056	Turkish Lira	$981	Bank of America, NA(a)	12/21/2016	$(4)
4,894	Turkish Lira	1,615	Bank of America, NA(a)	12/21/2016	(50)
3,705	Turkish Lira	1,190	Bank of America, NA(a)	12/21/2016	(6)
230	Turkish Lira	76	Bank of America, NA(a)	12/21/2016	(2)
9,108	Turkish Lira	2,889	Bank of America, NA(a)	12/21/2016	23
4,713	Turkish Lira	1,556	Bank of America, NA(a)	12/21/2016	(49)
6,696	Turkish Lira	2,135	Bank of America, NA(a)	12/21/2016	6
761	Turkish Lira	254	Bank of America, NA(a)	12/21/2016	(11)
2,538	Turkish Lira	837	Bank of America, NA(a)	12/21/2016	(26)
4,064	Turkish Lira	1,299	Bank of America, NA(a)	12/21/2016	— (b)
2,280,169	Turkish Lira	751,458	Bank of America, NA(a)	12/21/2016	(22,406)
16,160	Turkish Lira	5,176	Bank of America, NA(a)	12/21/2016	(9)
Total					$(473,318)
Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
132,614	Australian Dollar	$102,058	JPMorgan Chase Bank, NA	11/16/2016	$1,216
158,898	Australian Dollar	121,122	JPMorgan Chase Bank, NA	12/30/2016	429
1,412,961	Brazilian Real	444,202	Bank of America, NA(a)	11/3/2016	1,687
3,347	Brazilian Real	1,044	Bank of America, NA(a)	11/3/2016	(4)
3,010	Brazilian Real	942	Bank of America, NA(a)	11/3/2016	(1)
13,304	Brazilian Real	4,084	Bank of America, NA(a)	11/3/2016	(83)
4,428	Brazilian Real	1,397	Bank of America, NA(a)	11/3/2016	10
41,635	Brazilian Real	12,855	Bank of America, NA(a)	11/3/2016	(184)
38,912	Brazilian Real	11,926	Bank of America, NA(a)	11/3/2016	(260)
3,812	Brazilian Real	1,171	Bank of America, NA(a)	11/3/2016	(23)
553	Brazilian Real	171	Bank of America, NA(a)	11/3/2016	(2)
8,859	Brazilian Real	2,742	Bank of America, NA(a)	11/3/2016	(33)
35,648	Canadian Dollar	27,073	Bank of America, NA(a)	11/7/2016	495
659,155	Canadian Dollar	499,707	JPMorgan Chase Bank, NA	11/16/2016	8,232
208,734	Canadian Dollar	158,750	JPMorgan Chase Bank, NA	12/30/2016	3,055
3,544,656	Chilean Peso	5,334	Bank of America, NA(a)	12/21/2016	(73)
183,543	Chilean Peso	270	Bank of America, NA(a)	12/21/2016	(10)
445,840	Chilean Peso	659	Bank of America, NA(a)	12/21/2016	(21)
1,261,037	Chilean Peso	1,884	Bank of America, NA(a)	12/21/2016	(40)
15,283,585	Chilean Peso	23,072	Bank of America, NA(a)	12/21/2016	(243)
12,237,750	Chilean Peso	18,375	Bank of America, NA(a)	12/21/2016	(293)
1,199,395	Chilean Peso	1,785	Bank of America, NA(a)	12/21/2016	(45)
190,394,563	Chilean Peso	280,611	Bank of America, NA(a)	12/21/2016	(9,830)
2,261,281	Chilean Peso	3,364	Bank of America, NA(a)	12/21/2016	(86)
148,251	Chilean Peso	221	Bank of America, NA(a)	12/21/2016	(5)
490,502	Chilean Peso	735	Bank of America, NA(a)	12/21/2016	(13)

See Notes to Financial Statements

36

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
2,889,823	Chilean Peso	$4,376	Bank of America, NA(a)	12/21/2016	$(32)
722,781	Chilean Peso	1,105	Bank of America, NA(a)	12/21/2016	2
738,463	Chilean Peso	1,100	Bank of America, NA(a)	12/21/2016	(26)
4,583,580	Chilean Peso	6,923	Bank of America, NA(a)	12/21/2016	(69)
165,214	Chilean Peso	246	Bank of America, NA(a)	12/21/2016	(6)
4,360,093	Chilean Peso	6,481	Bank of America, NA(a)	12/21/2016	(170)
12,063	Czech Koruna	487	Bank of America, NA(a)	12/21/2016	(5)
2,446,973	Czech Koruna	98,958	Bank of America, NA(a)	12/21/2016	(824)
630,689	Czech Koruna	25,664	Bank of America, NA(a)	12/21/2016	(54)
30,697	Czech Koruna	1,278	Bank of America, NA(a)	12/21/2016	26
4,029,713	Danish Krone	608,704	JPMorgan Chase Bank, NA	11/16/2016	13,628
117,000	Euro	128,247	Bank of America, NA(a)	11/7/2016	(214)
32,104	Euro	35,292	Bank of America, NA(a)	11/7/2016	43
33,482	Euro	36,468	Bank of America, NA(a)	11/7/2016	(294)
7,560,463	Euro	8,358,583	JPMorgan Chase Bank, NA	11/14/2016	55,178
421,440	Euro	473,787	JPMorgan Chase Bank, NA	11/16/2016	10,896
2,865,832	Euro	3,220,421	JPMorgan Chase Bank, NA	11/16/2016	72,719
613,652	Euro	692,481	JPMorgan Chase Bank, NA	11/16/2016	18,473
509,314	Euro	568,797	JPMorgan Chase Bank, NA	11/16/2016	9,389
398,008	Euro	448,165	JPMorgan Chase Bank, NA	11/16/2016	11,011
504,173	Euro	569,249	JPMorgan Chase Bank, NA	11/16/2016	15,488
613,883	Euro	690,992	JPMorgan Chase Bank, NA	12/30/2016	15,200
51,186	Euro	57,517	JPMorgan Chase Bank, NA	12/30/2016	1,169
218,930	Hong Kong Dollar	28,223	Bank of America, NA(a)	11/7/2016	(6)
314,701	Hong Kong Dollar	40,572	Bank of America, NA(a)	11/7/2016	(6)
391,414	Hong Kong Dollar	50,461	Bank of America, NA(a)	11/7/2016	(9)
21,666,275	Hong Kong Dollar	2,793,754	JPMorgan Chase Bank, NA	11/14/2016	(58)
99,666	Hungarian Forint	352	Bank of America, NA(a)	12/21/2016	(3)
325,056	Hungarian Forint	1,182	Bank of America, NA(a)	12/21/2016	25
106,288	Hungarian Forint	390	Bank of America, NA(a)	12/21/2016	12
465,853	Hungarian Forint	1,691	Bank of America, NA(a)	12/21/2016	33
775,800	Hungarian Forint	2,782	Bank of America, NA(a)	12/21/2016	22
178,470	Hungarian Forint	648	Bank of America, NA(a)	12/21/2016	13
203,139	Hungarian Forint	745	Bank of America, NA(a)	12/21/2016	22
41,036	Hungarian Forint	145	Bank of America, NA(a)	12/21/2016	(1)
441,889	Hungarian Forint	1,618	Bank of America, NA(a)	12/21/2016	46
115,916	Hungarian Forint	425	Bank of America, NA(a)	12/21/2016	13
2,963,449	Hungarian Forint	10,801	Bank of America, NA(a)	12/21/2016	257
10,790	Hungarian Forint	39	Bank of America, NA(a)	12/21/2016	1
692,458	Hungarian Forint	2,537	Bank of America, NA(a)	12/21/2016	73
2,047,562	Hungarian Forint	7,424	Bank of America, NA(a)	12/21/2016	139
30,310	Hungarian Forint	111	Bank of America, NA(a)	12/21/2016	3
205,473	Hungarian Forint	742	Bank of America, NA(a)	12/21/2016	11

See Notes to Financial Statements

37

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
164,791	Indian Rupee	$2,425	Bank of America, NA(a)	12/21/2016	$(28)
184,065	Indian Rupee	2,726	Bank of America, NA(a)	12/21/2016	(14)
227,537	Indian Rupee	3,345	Bank of America, NA(a)	12/21/2016	(43)
6,596,314	Indian Rupee	97,983	Bank of America, NA(a)	12/21/2016	(223)
23,959	Indian Rupee	355	Bank of America, NA(a)	12/21/2016	(2)
1,366,104	Indian Rupee	20,293	Bank of America, NA(a)	12/21/2016	(46)
327,422	Indian Rupee	4,868	Bank of America, NA(a)	12/21/2016	(7)
1,419,337	Indian Rupee	21,117	Bank of America, NA(a)	12/21/2016	(14)
850,031	Indian Rupee	12,559	Bank of America, NA(a)	12/21/2016	(96)
5,372,614	Indian Rupee	79,832	Bank of America, NA(a)	12/21/2016	(155)
29,466	Indian Rupee	438	Bank of America, NA(a)	12/21/2016	(1)
29,656	Indian Rupee	441	Bank of America, NA(a)	12/21/2016	(1)
821,965	Indian Rupee	12,210	Bank of America, NA(a)	12/21/2016	(27)
2,839,710,000	Indonesian Rupiah	213,608	JPMorgan Chase Bank, NA	11/16/2016	(3,908)
8,025	Israeli New Shekel	2,120	Bank of America, NA(a)	12/21/2016	26
513	Israeli New Shekel	134	Bank of America, NA(a)	12/21/2016	— (b)
9,833	Israeli New Shekel	2,622	Bank of America, NA(a)	12/21/2016	56
1,703	Israeli New Shekel	442	Bank of America, NA(a)	12/21/2016	(3)
123	Israeli New Shekel	33	Bank of America, NA(a)	12/21/2016	1
664	Israeli New Shekel	177	Bank of America, NA(a)	12/21/2016	4
4,161	Israeli New Shekel	1,092	Bank of America, NA(a)	12/21/2016	6
1,459	Israeli New Shekel	387	Bank of America, NA(a)	12/21/2016	6
6,972	Israeli New Shekel	1,847	Bank of America, NA(a)	12/21/2016	27
2,999	Israeli New Shekel	795	Bank of America, NA(a)	12/21/2016	12
9,485	Israeli New Shekel	2,466	Bank of America, NA(a)	12/21/2016	(9)
5,340	Israeli New Shekel	1,423	Bank of America, NA(a)	12/21/2016	29
240	Israeli New Shekel	64	Bank of America, NA(a)	12/21/2016	1
30,928	Israeli New Shekel	8,095	Bank of America, NA(a)	12/21/2016	23
250,298	Israeli New Shekel	66,316	Bank of America, NA(a)	12/21/2016	993
144,450,912	Japanese Yen	1,434,155	JPMorgan Chase Bank, NA	11/16/2016	56,099
247,558,500	Korean Won	221,707	JPMorgan Chase Bank, NA	11/16/2016	5,344
7,683,989	Korean Won	6,910	Bank of America, NA(a)	12/21/2016	195
1,063,693	Korean Won	956	Bank of America, NA(a)	12/21/2016	27
550,129	Korean Won	484	Bank of America, NA(a)	12/21/2016	3
403,290,479	Korean Won	360,084	Bank of America, NA(a)	12/21/2016	7,673
878,026	Korean Won	779	Bank of America, NA(a)	12/21/2016	12
30,212,320	Korean Won	27,348	Bank of America, NA(a)	12/21/2016	947
1,389,004	Korean Won	1,236	Bank of America, NA(a)	12/21/2016	22
722,047	Korean Won	646	Bank of America, NA(a)	12/21/2016	15
778,307	Korean Won	694	Bank of America, NA(a)	12/21/2016	14
10,927,808	Korean Won	9,893	Bank of America, NA(a)	12/21/2016	344
124,480	Korean Won	109	Bank of America, NA(a)	12/21/2016	— (b)
36,630,614	Korean Won	32,862	Bank of America, NA(a)	12/21/2016	853

See Notes to Financial Statements

38

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
10,431,053	Korean Won	$9,197	Bank of America, NA(a)	12/21/2016	$82
30,400,000	Korean Won	27,732	Bank of America, NA(a)	12/21/2016	1,167
7,252,016	Korean Won	6,608	Bank of America, NA(a)	12/21/2016	271
70,073,024	Korean Won	63,348	Bank of America, NA(a)	12/21/2016	2,116
523,130	Korean Won	465	Bank of America, NA(a)	12/21/2016	8
49,481,581	Korean Won	43,198	Bank of America, NA(a)	12/21/2016	(41)
28,096,600	Korean Won	25,032	Bank of America, NA(a)	12/21/2016	480
2,229,104	Korean Won	1,991	Bank of America, NA(a)	12/21/2016	43
580,900	Korean Won	512	Bank of America, NA(a)	12/21/2016	4
14,321	Malaysian Ringgit	3,420	Bank of America, NA(a)	12/21/2016	14
6,651	Malaysian Ringgit	1,604	Bank of America, NA(a)	12/21/2016	22
19,882	Malaysian Ringgit	4,816	Bank of America, NA(a)	12/21/2016	88
3,327	Malaysian Ringgit	791	Bank of America, NA(a)	12/21/2016	— (b)
2,892	Malaysian Ringgit	699	Bank of America, NA(a)	12/21/2016	11
624,651	Malaysian Ringgit	150,336	Bank of America, NA(a)	12/21/2016	1,788
4,511	Malaysian Ringgit	1,080	Bank of America, NA(a)	12/21/2016	7
4,001	Malaysian Ringgit	962	Bank of America, NA(a)	12/21/2016	11
20,715	Malaysian Ringgit	5,017	Bank of America, NA(a)	12/21/2016	91
2,089	Malaysian Ringgit	497	Bank of America, NA(a)	12/21/2016	— (b)
955	Malaysian Ringgit	227	Bank of America, NA(a)	12/21/2016	— (b)
662	Malaysian Ringgit	158	Bank of America, NA(a)	12/21/2016	1
555	Malaysian Ringgit	134	Bank of America, NA(a)	12/21/2016	2
6,384	Malaysian Ringgit	1,526	Bank of America, NA(a)	12/21/2016	8
13,280	Malaysian Ringgit	3,149	Bank of America, NA(a)	12/21/2016	(9)
11,070	Malaysian Ringgit	2,656	Bank of America, NA(a)	12/21/2016	24
119,540	Malaysian Ringgit	28,902	Bank of America, NA(a)	12/21/2016	474
1,719	Malaysian Ringgit	410	Bank of America, NA(a)	12/21/2016	1
13,793	Malaysian Ringgit	3,315	Bank of America, NA(a)	12/21/2016	35
7,276,695	Mexican Peso	380,913	JPMorgan Chase Bank, NA	11/14/2016	(3,544)
3,506,243	New Taiwan Dollar	112,603	Bank of America, NA(a)	12/21/2016	1,455
65,784	New Taiwan Dollar	2,093	Bank of America, NA(a)	12/21/2016	8
22,097	New Taiwan Dollar	699	Bank of America, NA(a)	12/21/2016	(1)
45,214	New Taiwan Dollar	1,444	Bank of America, NA(a)	12/21/2016	11
16,425	New Taiwan Dollar	516	Bank of America, NA(a)	12/21/2016	(5)
358,235	New Taiwan Dollar	11,504	Bank of America, NA(a)	12/21/2016	148
17,419	New Taiwan Dollar	550	Bank of America, NA(a)	12/21/2016	(2)
41,809	New Taiwan Dollar	1,339	Bank of America, NA(a)	12/21/2016	14
152,338	New Taiwan Dollar	4,883	Bank of America, NA(a)	12/21/2016	54
1,255,607	New Taiwan Dollar	40,238	Bank of America, NA(a)	12/21/2016	435
240,913	New Taiwan Dollar	7,594	Bank of America, NA(a)	12/21/2016	(43)
6,513	New Taiwan Dollar	207	Bank of America, NA(a)	12/21/2016	1
89,244	New Taiwan Dollar	2,858	Bank of America, NA(a)	12/21/2016	29
55,207	New Taiwan Dollar	1,759	Bank of America, NA(a)	12/21/2016	9

See Notes to Financial Statements

39

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
988,547	New Taiwan Dollar	$31,671	Bank of America, NA(a)	12/21/2016	$334
305,302	New Taiwan Dollar	9,645	Bank of America, NA(a)	12/21/2016	(33)
5,593,643	Norwegian Krone	683,535	JPMorgan Chase Bank, NA	11/16/2016	6,520
1,359,192	Norwegian Krone	165,077	JPMorgan Chase Bank, NA	11/16/2016	570
10,751	Norwegian Krone	1,307	Bank of America, NA(a)	12/21/2016	6
3,149	Norwegian Krone	382	Bank of America, NA(a)	12/21/2016	1
8,232	Norwegian Krone	1,008	Bank of America, NA(a)	12/21/2016	12
9,009	Norwegian Krone	1,095	Bank of America, NA(a)	12/21/2016	5
6,611	Norwegian Krone	821	Bank of America, NA(a)	12/21/2016	21
892	Norwegian Krone	108	Bank of America, NA(a)	12/21/2016	— (b)
33,927	Norwegian Krone	4,169	Bank of America, NA(a)	12/21/2016	62
77,939	Norwegian Krone	9,607	Bank of America, NA(a)	12/21/2016	173
2,872	Norwegian Krone	351	Bank of America, NA(a)	12/21/2016	3
5,235	Norwegian Krone	634	Bank of America, NA(a)	12/21/2016	— (b)
6,591	Norwegian Krone	812	Bank of America, NA(a)	12/21/2016	14
25,174	Norwegian Krone	3,159	Bank of America, NA(a)	12/21/2016	112
31,591	Norwegian Krone	3,918	Bank of America, NA(a)	12/21/2016	94
1,320,121	Philippine Peso	26,955	Bank of America, NA(a)	12/21/2016	(201)
2,955,270	Philippine Peso	61,024	Bank of America, NA(a)	12/21/2016	233
2,310,686	Philippine Peso	47,080	Bank of America, NA(a)	12/21/2016	(452)
2,880,266	Philippine Peso	59,244	Bank of America, NA(a)	12/21/2016	(5)
67,850	Philippine Peso	1,399	Bank of America, NA(a)	12/21/2016	3
2,864,886	Philippine Peso	58,878	Bank of America, NA(a)	12/21/2016	(54)
1,910,197	Philippine Peso	39,405	Bank of America, NA(a)	12/21/2016	111
556,916	Philippine Peso	11,462	Bank of America, NA(a)	12/21/2016	6
556,916	Philippine Peso	11,462	Bank of America, NA(a)	12/21/2016	6
556,526	Philippine Peso	11,462	Bank of America, NA(a)	12/21/2016	14
72,107	Philippine Peso	1,472	Bank of America, NA(a)	12/21/2016	(11)
543,049	Philippine Peso	11,172	Bank of America, NA(a)	12/21/2016	1
556,916	Philippine Peso	11,462	Bank of America, NA(a)	12/21/2016	6
557,145	Philippine Peso	11,462	Bank of America, NA(a)	12/21/2016	1
2,894,266	Philippine Peso	59,950	Bank of America, NA(a)	12/21/2016	413
2,780,316	Philippine Peso	56,863	Bank of America, NA(a)	12/21/2016	(330)
1,044,826	Philippine Peso	21,350	Bank of America, NA(a)	12/21/2016	(143)
2,926,650	Philippine Peso	59,949	Bank of America, NA(a)	12/21/2016	(254)
2,894,883	Philippine Peso	59,142	Bank of America, NA(a)	12/21/2016	(407)
2,872,328	Philippine Peso	58,864	Bank of America, NA(a)	12/21/2016	(221)
2,917,741	Philippine Peso	59,829	Bank of America, NA(a)	12/21/2016	(190)
24,093,540	Philippine Peso	497,749	Bank of America, NA(a)	12/21/2016	2,133
65,674	Philippine Peso	1,356	Bank of America, NA(a)	12/21/2016	5
2,721,106	Philippine Peso	55,907	Bank of America, NA(a)	12/21/2016	(68)
14,924	Philippine Peso	308	Bank of America, NA(a)	12/21/2016	1
2,911,149	Philippine Peso	59,846	Bank of America, NA(a)	12/21/2016	(38)

See Notes to Financial Statements

40

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
2,915,788	Philippine Peso	$59,950	Bank of America, NA(a)	12/21/2016	$(29)
2,697,202	Philippine Peso	55,153	Bank of America, NA(a)	12/21/2016	(330)
2,749,096	Philippine Peso	56,312	Bank of America, NA(a)	12/21/2016	(238)
77,558	Philippine Peso	1,600	Bank of America, NA(a)	12/21/2016	5
556,641	Philippine Peso	11,462	Bank of America, NA(a)	12/21/2016	12
593,385	Philippine Peso	12,191	Bank of America, NA(a)	12/21/2016	(15)
5,417,764	Philippine Peso	111,718	Bank of America, NA(a)	12/21/2016	272
593,385	Philippine Peso	12,191	Bank of America, NA(a)	12/21/2016	(15)
593,385	Philippine Peso	12,191	Bank of America, NA(a)	12/21/2016	(15)
593,372	Philippine Peso	12,192	Bank of America, NA(a)	12/21/2016	(14)
593,372	Philippine Peso	12,192	Bank of America, NA(a)	12/21/2016	(14)
587,484	Philippine Peso	12,071	Bank of America, NA(a)	12/21/2016	(14)
593,372	Philippine Peso	12,192	Bank of America, NA(a)	12/21/2016	(14)
107,904	Philippine Peso	2,216	Bank of America, NA(a)	12/21/2016	(4)
36,201	Philippine Peso	742	Bank of America, NA(a)	12/21/2016	(3)
2,159,498	Philippine Peso	43,886	Bank of America, NA(a)	12/21/2016	(536)
2,818,284	Philippine Peso	57,824	Bank of America, NA(a)	12/21/2016	(150)
593,263	Philippine Peso	12,191	Bank of America, NA(a)	12/21/2016	(13)
2,821,224	Philippine Peso	57,825	Bank of America, NA(a)	12/21/2016	(209)
593,372	Philippine Peso	12,192	Bank of America, NA(a)	12/21/2016	(14)
2,886,892	Philippine Peso	59,950	Bank of America, NA(a)	12/21/2016	565
2,886,245	Philippine Peso	59,949	Bank of America, NA(a)	12/21/2016	577
2,778,397	Philippine Peso	57,097	Bank of America, NA(a)	12/21/2016	(56)
43,821	Philippine Peso	910	Bank of America, NA(a)	12/21/2016	9
556,916	Philippine Peso	11,462	Bank of America, NA(a)	12/21/2016	6
556,916	Philippine Peso	11,462	Bank of America, NA(a)	12/21/2016	6
1,547,107	Philippine Peso	31,884	Bank of America, NA(a)	12/21/2016	59
1,027,247	Philippine Peso	21,099	Bank of America, NA(a)	12/21/2016	(32)
2,770,640	Philippine Peso	56,899	Bank of America, NA(a)	12/21/2016	(94)
556,469	Philippine Peso	11,462	Bank of America, NA(a)	12/21/2016	15
593,372	Philippine Peso	12,192	Bank of America, NA(a)	12/21/2016	(14)
15,144	Philippine Peso	311	Bank of America, NA(a)	12/21/2016	(1)
1,619,533	Philippine Peso	33,345	Bank of America, NA(a)	12/21/2016	30
2,673,930	Philippine Peso	55,354	Bank of America, NA(a)	12/21/2016	350
2,769,331	Philippine Peso	56,899	Bank of America, NA(a)	12/21/2016	(68)
89	Polish Zloty	23	Bank of America, NA(a)	12/21/2016	— (b)
942,476	Polish Zloty	243,426	Bank of America, NA(a)	12/21/2016	3,431
473	Polish Zloty	123	Bank of America, NA(a)	12/21/2016	3
1,707	Polish Zloty	442	Bank of America, NA(a)	12/21/2016	7
3,881	Polish Zloty	1,014	Bank of America, NA(a)	12/21/2016	26
40	Polish Zloty	10	Bank of America, NA(a)	12/21/2016	— (b)
2,473	Polish Zloty	642	Bank of America, NA(a)	12/21/2016	12
1,549	Polish Zloty	394	Bank of America, NA(a)	12/21/2016	— (b)

See Notes to Financial Statements

41

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
2,683	Polish Zloty	$696	Bank of America, NA(a)	12/21/2016	$13
78	Polish Zloty	20	Bank of America, NA(a)	12/21/2016	— (b)
1,203	Polish Zloty	313	Bank of America, NA(a)	12/21/2016	7
38,618	Pound Sterling	49,077	Bank of America, NA(a)	11/7/2016	1,804
4,268,902	Pound Sterling	5,217,704	JPMorgan Chase Bank, NA	11/14/2016	(8,621)
452,728	Pound Sterling	597,912	JPMorgan Chase Bank, NA	11/16/2016	43,625
937,401	Pound Sterling	1,238,522	JPMorgan Chase Bank, NA	11/16/2016	90,838
1,098,563	Pound Sterling	1,426,822	JPMorgan Chase Bank, NA	12/30/2016	80,145
20,778,829	Russian Ruble	312,887	JPMorgan Chase Bank, NA	11/16/2016	(13,698)
10,984	Singapore Dollar	7,916	Bank of America, NA(a)	12/21/2016	18
515	Singapore Dollar	370	Bank of America, NA(a)	12/21/2016	— (b)
447	Singapore Dollar	322	Bank of America, NA(a)	12/21/2016	1
257	Singapore Dollar	186	Bank of America, NA(a)	12/21/2016	2
2,097	Singapore Dollar	1,538	Bank of America, NA(a)	12/21/2016	30
51,835	Singapore Dollar	37,964	Bank of America, NA(a)	12/21/2016	695
773	Singapore Dollar	558	Bank of America, NA(a)	12/21/2016	2
950	Singapore Dollar	693	Bank of America, NA(a)	12/21/2016	10
4	Singapore Dollar	3	Bank of America, NA(a)	12/21/2016	— (b)
4,141	Singapore Dollar	3,041	Bank of America, NA(a)	12/21/2016	63
854	Singapore Dollar	614	Bank of America, NA(a)	12/21/2016	— (b)
11,280	Singapore Dollar	8,215	Bank of America, NA(a)	12/21/2016	104
23	Singapore Dollar	17	Bank of America, NA(a)	12/21/2016	— (b)
39,509	Singapore Dollar	28,882	Bank of America, NA(a)	12/21/2016	475
6,794	Singapore Dollar	5,020	Bank of America, NA(a)	12/21/2016	135
561,352	South African Rand	39,242	Bank of America, NA(a)	11/07/2016	(2,349)
10,894,905	South African Rand	795,192	JPMorgan Chase Bank, NA	11/16/2016	(10,578)
4,866	South African Rand	346	Bank of America, NA(a)	12/21/2016	(11)
3,454	South African Rand	250	Bank of America, NA(a)	12/21/2016	(4)
5,766	South African Rand	397	Bank of America, NA(a)	12/21/2016	(26)
36,039	South African Rand	2,535	Bank of America, NA(a)	12/21/2016	(111)
143,821	South African Rand	10,416	Bank of America, NA(a)	12/21/2016	(143)
1,538	South African Rand	110	Bank of America, NA(a)	12/21/2016	(3)
17,674	South African Rand	1,263	Bank of America, NA(a)	12/21/2016	(35)
26,048	South African Rand	1,845	Bank of America, NA(a)	12/21/2016	(67)
16,282	South African Rand	1,159	Bank of America, NA(a)	12/21/2016	(36)
24,432	South African Rand	1,709	Bank of America, NA(a)	12/21/2016	(85)
171,643	South African Rand	12,436	Bank of America, NA(a)	12/21/2016	(165)
9,715,928	Swedish Krona	1,104,957	JPMorgan Chase Bank, NA	11/14/2016	28,679
2,764,704	Swedish Krona	329,565	JPMorgan Chase Bank, NA	11/16/2016	23,279
13,698	Swedish Krona	1,605	Bank of America, NA(a)	12/21/2016	85
5,671,753	Swedish Krona	664,965	Bank of America, NA(a)	12/21/2016	35,408
13,003	Swedish Krona	1,478	Bank of America, NA(a)	12/21/2016	35
692,966	Swedish Krona	81,560	Bank of America, NA(a)	12/21/2016	4,642

See Notes to Financial Statements

42

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
36,096	Swedish Krona	$4,204	Bank of America, NA(a)	12/21/2016	$197
9,481	Swedish Krona	1,114	Bank of America, NA(a)	12/21/2016	62
4,169	Swedish Krona	489	Bank of America, NA(a)	12/21/2016	26
598	Swedish Krona	70	Bank of America, NA(a)	12/21/2016	4
571,982	Swedish Krona	66,857	Bank of America, NA(a)	12/21/2016	3,368
4,566	Swedish Krona	522	Bank of America, NA(a)	12/21/2016	15
24,252	Swedish Krona	2,759	Bank of America, NA(a)	12/21/2016	67
33,068	Swedish Krona	3,669	Bank of America, NA(a)	12/21/2016	(1)
13,194	Swedish Krona	1,473	Bank of America, NA(a)	12/21/2016	8
1,039	Swedish Krona	117	Bank of America, NA(a)	12/21/2016	2
1,066,781	Swedish Krona	119,767	Bank of America, NA(a)	12/21/2016	1,356
164	Swedish Krona	19	Bank of America, NA(a)	12/21/2016	1
263,897	Swedish Krona	29,378	Bank of America, NA(a)	12/21/2016	86
7,557	Swedish Krona	858	Bank of America, NA(a)	12/21/2016	19
342,293	Swedish Krona	38,418	Bank of America, NA(a)	12/21/2016	424
6,242,796	Swedish Krona	731,042	JPMorgan Chase Bank, NA	12/30/2016	37,700
102,655	Swiss Franc	104,175	JPMorgan Chase Bank, NA	11/14/2016	375
954,220	Swiss Franc	986,003	JPMorgan Chase Bank, NA	11/16/2016	21,040
306,739	Swiss Franc	318,475	JPMorgan Chase Bank, NA	11/16/2016	8,283
319,584	Swiss Franc	331,297	JPMorgan Chase Bank, NA	11/16/2016	8,115
83,000	Turkish Lira	26,700	JPMorgan Chase Bank, NA	11/14/2016	(56)
6,093	Turkish Lira	1,966	Bank of America, NA(a)	12/21/2016	18
5,585	Turkish Lira	1,830	Bank of America, NA(a)	12/21/2016	44
21,456	Turkish Lira	6,831	Bank of America, NA(a)	12/21/2016	(29)
15,690	Turkish Lira	5,035	Bank of America, NA(a)	12/21/2016	18
14,408	Turkish Lira	4,799	Bank of America, NA(a)	12/21/2016	192
60,399	Turkish Lira	19,602	Bank of America, NA(a)	12/21/2016	290
5,757	Turkish Lira	1,858	Bank of America, NA(a)	12/21/2016	17
75,886	Turkish Lira	24,825	Bank of America, NA(a)	12/21/2016	561
1,371	Turkish Lira	437	Bank of America, NA(a)	12/21/2016	(1)
3,875	Turkish Lira	1,251	Bank of America, NA(a)	12/21/2016	12
53	Turkish Lira	17	Bank of America, NA(a)	12/21/2016	— (b)
3,250	Turkish Lira	1,034	Bank of America, NA(a)	12/21/2016	(5)
6,544	Turkish Lira	2,101	Bank of America, NA(a)	12/21/2016	9
Total					$667,738

(a)  The investment is held by the Subsidiary (see Note A in Notes to Financial Statements.)

(b)  Amount less than one dollar.

For the year ended October 31, 2016, the average notional value of forward contracts for the Fund was $43,921,935. The Fund had cash collateral of $277,945 deposited in a segregated account for JPMorgan Chase Bank, NA.

See Notes to Financial Statements

43

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Credit default swap contracts ("credit default swaps")

At October 31, 2016, the Fund had outstanding over-the-counter ("OTC") credit default swaps as follows:

OTC Credit Default Swaps—Buy Protection

Swap Counterparty	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
JPMorgan Chase Bank, NA	Assured Guaranty Municipal Corp., 0.00%, 12/31/2099	$1,000,000	5.00%	12/20/2021	$(144,644)	$(16,256)	$(5,833)	$(166,733)
JPMorgan Chase Bank, NA	Avon Products, Inc., 6.50%, 3/1/2019	2,000,000	5.00	12/20/2021	137,868	(137,838)	(11,667)	(11,637)
JPMorgan Chase Bank, NA	Best Buy Co., Inc., 5.50%, 3/15/2021	2,000,000	5.00	12/20/2021	(294,578)	(19,542)	(11,667)	(325,787)
JPMorgan Chase Bank, NA	Gap, Inc. (The), 5.95%, 4/12/2021	2,000,000	1.00	12/20/2021	237,515	(38,173)	(2,333)	197,009
JPMorgan Chase Bank, NA	Goodyear Tire & Rubber Co. (The), 7.00%, 3/15/2028	1,000,000	5.00	12/20/2021	(145,663)	3,452	(5,833)	(148,044)
JPMorgan Chase Bank, NA	Hertz Corp. (The), 5.88%, 10/15/2020	1,000,000	5.00	12/20/2021	(38,311)	27,975	(5,833)	(16,169)
JPMorgan Chase Bank, NA	International Lease Finance Corp., 8.25%, 12/15/2020	1,000,000	5.00	12/20/2021	(152,612)	(6,692)	(5,833)	(165,137)
JPMorgan Chase Bank, NA	JC Penney Corp., Inc., 6.38%, 10/15/2036	1,000,000	5.00	12/20/2021	29,543	2,700	(5,833)	26,410
JPMorgan Chase Bank, NA	Nordstrom, Inc., 6.95%, 3/15/2028	1,000,000	1.00	12/20/2021	28,355	(73)	(1,167)	27,115
JPMorgan Chase Bank, NA	Staples, Inc., 2.75%, 1/12/2018	2,000,000	1.00	12/20/2021	132,204	29,692	(2,333)	159,563
JPMorgan Chase Bank, NA	United States Steel Corp., 6.65%, 6/1/2037	2,000,000	5.00	9/20/2020	34,941	97,867	(11,667)	121,141
Total					$(175,382)	$(56,888)	$(69,999)	$(302,269)

*  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the OTC credit default swaps.

OTC Credit Default Swaps—Sell Protection

Swap Counterparty	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
JPMorgan Chase Bank, NA	United States Steel Corp., 6.65%, 6/1/2037	$2,000,000	5.00%	6/20/2019	$(152,737)	$167,107	$11,667	$26,037
					$(152,737)	$167,107	$11,667	$26,037

*  The contract annual fixed rate represents the annual fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the OTC credit default swaps.

See Notes to Financial Statements

44

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

For the year ended October 31, 2016, the average notional value of credit default swaps for the Fund was $20,538,462 for buy protection and $2,000,000 for sell protection.

At October 31, 2016, the Fund had outstanding centrally cleared credit default swaps as follows:

Centrally Cleared Credit Default Swaps—Buy Protection

Clearinghouse	Reference Entity	Notional Amount(a)		Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE Clear Credit	CDX North America Investment Grade		$5,000,000	1.00%	12/20/2021	$(60,646)	$8,826	$(5,833)	$(57,653)
ICE Clear Credit	iTraxx Europe Crossover Index	EUR	4,000,000	5.00	12/20/2021	(343,535)	4,681	(25,614)	(364,468)
	Total					$(404,181)	$13,507	$(31,447)	$(422,121)

(a)  Notional amount is stated in the currency in which it is denominated.

EUR  Euro

*  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the centrally cleared credit default swaps.

For the year ended October 31, 2016, the average notional value of credit default swaps for the Fund was $19,469,000 for buy protection. The Fund had $377,899 deposited in segregated accounts to cover margin requirements on centrally cleared swaps.

Equity swap contracts ("equity swaps")

At October 31, 2016, the outstanding equity swaps* for the Fund were as follows:

Counterparty	Description	Expiration Date(s)	Value
JPMorgan Chase Bank, NA	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	12/19/2016- 10/31/2017	$(1,127,752)

*  The following table represents the individual long and short positions and related values of the equity swaps with JPMorgan Chase Bank, NA as of October 31, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
Australia
Bradken Ltd.	51,270	$125,394	$190
SAI Global Ltd.	147,019	521,216	2,183
			2,373
Brazil
Porto Sudeste Royalties FIP	3,867,765	2,335,635	(1,123,929	)(c)(d)

See Notes to Financial Statements

45

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
Canada
Athabasca Oil Corp.	42,929	$47,525	$(7,198)
Finland
Powerflute OYJ	194,600	211,886	1,890
Italy
Buzzi Unicem SpA	33,554	361,312	(18,757)
Netherlands
Delta Lloyd NV	3,800	21,913	1,071
United States
Reynolds American, Inc.	2,000	108,920	1,240
Safeway, Inc.	429,292	0 (e)	107,323 (c)
Safeway, Inc.	429,292	0 (e)	8,586 (c)
			117,149
Total Long Positions of Equity Swaps			(1,027,401)
Short Positions
France
Technip SA	(22,964)	(1,409,042)	(114,069)
Germany
Vonovia SE	(2,830)	(106,107)	6,431
Italy
Buzzi Unicem SpA	(18,107)	(358,136)	5,916
United Kingdom
British American Tobacco plc	(1,100)	(61,505)	(1,662)
Henderson Group plc	(27,370)	(81,754)	4,133
			2,471
Total Short Positions of Equity Swaps			(99,251)
Total Long and Short Positions of Equity Swaps			(1,126,652)
Financing Costs and Other Receivables/(Payables)			(1,100)
Equity Swaps, at value—JPMorgan Chase Bank, NA			$(1,127,752)

Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley Capital Services LLC	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	12/12/2016- 09/15/2017	$748,748

*  The following table represents the individual long and short positions and related values of the equity swaps with Morgan Stanley Capital Services LLC as of October 31, 2016.
See Notes to Financial Statements

46

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
Brazil
Hypermarcas SA	35,704	$224,665	$74,658
France
Amundi SA	6,909	344,306	(5,703)
BNP Paribas SA	15,189	857,262	23,778
Iliad SA	5,666	1,339,350	(150,736)
JCDecaux SA	4,843	192,922	(44,834)
LVMH Moet Hennessy Louis Vuitton SE	5,123	778,698	152,318
Publicis Groupe SA	12,320	808,141	37,126
Remy Cointreau SA	7,853	573,359	63,706
Societe Generale SA	1,505	53,807	4,942
			80,597
India
Dr Reddy's Laboratories Ltd.	7,821	363,701	21,796
Ireland
Ryanair Holdings plc	100,224	1,580,441	(194,178)
Jordan
Hikma Pharmaceuticals plc	13,775	402,635	(106,900)
Luxembourg
Eurofins Scientific SE	1,481	524,287	148,618
South Africa
Aspen Pharmacare Holdings Ltd.	13,787	273,382	26,954
South Korea
NAVER Corp.	549	297,228	113,953
Switzerland
LafargeHolcim Ltd.	23,536	1,048,051	208,963
Syngenta AG	1,243	486,319	10,604
			219,567
Turkey
Migros Ticaret A/S	44,527	267,640	(11,637)
United Kingdom
Admiral Group plc	7,515	178,002	(1,669)
Barclays plc	105,890	224,333	22,313
Burberry Group plc	3,106	47,809	8,266
Croda International plc	9,445	350,803	53,589
ITV plc	251,414	598,825	(74,144)
Pets At Home Group plc	15,218	54,515	(14,765)

See Notes to Financial Statements

47

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
RSA Insurance Group plc	43,307	$238,314	$54,554
Smith & Nephew plc	5,686	89,219	(6,886)
Smiths Group plc	7,053	79,899	42,515
Sports Direct International plc	245,517	1,037,126	(205,607)
			(121,834)
United States
Coach, Inc.	18,638	628,447	40,470
Mead Johnson Nutrition Co.	9,432	749,096	(43,865)
			(3,395)
Total Long Positions of Equity Swaps			248,199
Short Positions
France
Air France-KLM	(54,160)	(405,740)	75,294
Electricite de France SA	(16,362)	(228,045)	44,659
Kering	(2,484)	(433,397)	(117,555)
Lagardere SCA	(22,437)	(649,250)	77,829
Orange SA	(45,293)	(782,056)	68,569
			148,796
Germany
adidas AG	(5,162)	(885,366)	38,778
Deutsche Lufthansa AG	(29,139)	(441,856)	69,364
Deutsche Telekom AG	(45,781)	(825,033)	78,981
			187,123
Italy
Eni SpA	(40,249)	(630,841)	47,179
Netherlands
Koninklijke Ahold Delhaize NV	(39,946)	(923,751)	11,875
Spain
Industria de Diseno Textil SA	(30,299)	(1,011,848)	(47,339)
Switzerland
Givaudan SA	(385)	(720,817)	(24,244)
Roche Holding AG	(1,128)	(304,227)	44,897
			20,653
United Kingdom
Bunzl plc	(29,995)	(687,022)	(120,316)
GlaxoSmithKline plc	(24,091)	(393,694)	(83,559)
Marks & Spencer Group plc	(421,587)	(2,239,559)	482,502
WPP plc	(34,930)	(656,557)	(103,615)
			175,012

See Notes to Financial Statements

48

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
United States
Merck & Co., Inc.	(4,871)	$(260,010)	$(26,016)
Pfizer, Inc.	(8,353)	(267,845)	2,972
			(23,044)
Total Short Positions of Equity Swaps			520,255
Total Long and Short Positions of Equity Swaps			768,454
Financing Costs and Other Receivables/(Payables)			(19,706)
Equity Swaps, at value—Morgan Stanley Capital Services LLC			$748,748
Total Equity Swaps, at value			$(379,004)

(a)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(b)  For the year ended October 31, 2016, the average notional value of equity swaps for the Fund was $59,122,644 for long positions and $(20,991,300) for short positions.

(c)  Illiquid security.

(d)  Security fair valued as of October 31, 2016 in accordance with procedures approved by the Board of Trustees.

(e)  Amount less than one dollar.

At October 31, 2016, the Fund had cash collateral of $3,802,055, $1,920,604 and $4,770,000 deposited in a segregated account for JPMorgan Chase Bank, NA, Bank of America, N.A. and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on OTC derivatives.

Total return swap contracts ("total return swaps")

At October 31, 2016, the Fund had outstanding total return swaps as follows:

Long Total Return Swaps

Swap Counterparty	Reference Entity	Termination Date	Notional Value(b)		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	FTSE Bursa Malaysia KLCI Index Futures(a)	11/30/2016	MYR	250,600	$(42)
Bank of America, NA	IBEX 35 Index Futures(a)	11/18/2016	EUR	450,336	6,541
Bank of America, NA	KOSPI 200 Index Futures(a)	12/8/2016	KRW	1,959,016,725	(31,625)
Bank of America, NA	SET50 Index Futures(a)	12/29/2016	THB	8,301,716	8,516
Total					$(16,610)

(a)  The investment is held by the Subsidiary (see Note A in Notes to Financial Statements.)

(b)  Notional value represents the value (including any fees or commissions) of the long positions when they were established, and is stated in the currency in which it is denominated.

EUR  Euro
KRW  Korean Won
MYR  Malaysian Ringgit
THB  Thai Baht

See Notes to Financial Statements

49

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

For the year ended October 31, 2016, the average notional value of total return swaps for the Fund was $2,385,888 for long positions and $(2,647,348) for short positions.

Written option contracts ("options written")

At October 31, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Hewlett Packard Enterprise Co., Call	6	$21	11/18/2016	$(945)
Hewlett Packard Enterprise Co., Call	65	22	11/18/2016	(5,362)
Imperva, Inc., Call	42	55	11/18/2016	(735)
iShares Russell 2000 Fund, Put	266	102	12/30/2016	(13,566)
Molson Coors Brewing Co., Put	155	95	11/18/2016	(10,075)
NetSuite, Inc., Call	14	110	11/18/2016	(1,050)
NXP Semiconductors NV, Call	17	105	11/18/2016	(128)
Pacific Biosciences of California, Inc., Call	112	10	11/18/2016	(2,240)
Rackspace Hosting, Inc., Call	177	32	12/16/2016	(885	)(a)
Rite Aid Corp., Call	46	8	11/18/2016	(138)
Rite Aid Corp., Put	130	5	1/20/2017	(3,965)
Time Warner, Inc., Put	4	85	1/20/2017	(600)
Time Warner, Inc., Put	16	87.5	1/20/2017	(4,056)
Twitter, Inc., Call	12	18	11/18/2016	(1,116)
Twitter, Inc., Call	14	19	11/18/2016	(812)
Total (Premium received $(72,594))				$(45,673)

(a)  Security fair valued as of October 31, 2016 in accordance with procedures approved by the Board of Trustees.

Options written for the Fund for the year ended October 31, 2016 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/15	13,969	$4,939,440
Options written	22,197	1,540,678
Options closed	(18,461)	(5,504,488)
Options exercised	(1)	(69)
Options expired	(16,628)	(902,967)
Outstanding 10/31/16	1,076	$72,594

For the year ended October 31, 2016, the Fund had an average market value of $2,601,186 in purchased option contracts, and $(547,620) in options written, respectively.

See Notes to Financial Statements

50

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1		Level 2	Level 3*		Total
Investments:
Common Stocks
Airlines	$201		$—	$10		$211
Capital Markets	3,870		—	—		3,870
Media	15,247		332	1		15,580
Other Common Stocks(a)	223,567		—	—		223,567
Total Common Stocks	242,885		332	11		243,228
Loan Assignments
Health Care Equipment & Supplies	—		—	522		522
Independent Power & Renewable Electricity Producers	—		—	636		636
Professional Services	—		—	1,989		1,989
Other Loan Assignments(a)	—		46,959	—		46,959
Total Loan Assignments	—		46,959	3,147		50,106
Corporate Bonds
Banks	—		—	12,087		12,087
Capital Markets	—		—	7,402		7,402
Oil, Gas & Consumable Fuels	—		2,803	—	(b)	2,803
Other Corporate Bonds(a)	—		21,188	—		21,188
Total Corporate Bonds	—		23,991	19,489		43,480
Commercial Mortgage-Backed Securities	—		39,339	—		39,339
Asset-Backed Securities	—		36,100	—		36,100
Master Limited Partnerships	19,173		—	—		19,173
Collateralized Mortgage Obligations	—		10,996	—		10,996
Convertible Bonds(a)	—		4,541	—		4,541
U.S. Treasury Obligation	—		966	—		966
Rights
Biotechnology	—		—	96		96
Food & Staples Retailing	—		—	30		30
Pharmaceuticals	—		—	—	(b)	—	(b)
Semiconductors & Semiconductor Equipment	—		1,392	—		1,392
Wireless Telecommunication Services	—		—	189		189
Other Rights(a)	—	(b)	—	—		—	(b)
Total Rights	—		1,392	315		1,707
Options Purchased	296		—	—		296

See Notes to Financial Statements

51

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*		Total
Warrants
Insurance	$—	$—	$—	(b)	$—	(b)
Other Warrants(a)	47	—	—		47
Total Warrants	47	—	—		47
Preferred Stock(a)	26	—	—		26
Short-Term Investments	—	113,752	—		113,752
Total Long Positions	$262,427	$278,368	$22,962		$563,757

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  Amount less than one thousand.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2015	Accrued discounts/ (premiums)		Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2016	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2016
Investments in Securities:
Common Stocks(a)
Airlines	$—	$—		$(45)	$—	$—	$55	$—	$10	$(45)
Capital Markets	—	—		(197)	—	(60)	257	—	—	1,128
Health Care Equipment & Supplies	16	—		(16)	—	—	—	—	—	—
Media	1	—		—	—	—	—	—	1	—
Loan Assignments(b)
Commercial Services & Supplies	448	0	(c)	(27)	—	(421)	—	—	—	—
Diversified Financial Services	2,867	—		—	—	—	—	(2,867)	—	—
Electronic Equipment, Instruments & Components	289	0	(c)	(12)	—	(277)	—	—	—	—
Food Products	1,843	5		11	5	(1,864)	—	—	—	—
Health Care Equipment & Supplies	—	0	(c)	9	773	(260)	—	—	522	6

See Notes to Financial Statements

52

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

(000's omitted)	Beginning balance as of 11/1/2015		Accrued discounts/ (premiums)		Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2016		Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2016
Household Products	$376		$0	(c)	$(11)	$—		$(365)	$—	$—	$—		$—
Independent Power & Renewable Electricity Producers	687		11		95	518		(675)	—	—	636		109
Insurance	771		0	(c)	(24)	—		(747)	—	—	—		—
Professional Services	2,652		8		12	—		(683)	—	—	1,989		(13)
Corporate Bonds(b)
Banks	14,887		217		(3,017)	—		—	—	—	12,087		(3,017)
Capital Markets	9,870		123		(2,591)	—		—	—	—	7,402		(2,591)
Chemicals	1		—		—	—		—	—	(1)	—		—
Oil, Gas & Consumable Fuels	—		—		—	—	(c)	—	—	—	—	(c)	—
Rights(a)
Biotechnology	3		—		65	—		(40)	68	—	96		24
Food & Staples Retailing	45		—		(15)	—		—	—	—	30		(15)
Life Sciences Tools & Services	15		—		0 (c)	—		(15)	—	—	—		—
Pharmaceuticals	—	(c)	—		—	—		—	—	—	—	(c)	—
Wireless Telecommunication Services	222		—		(33)	—		—	—	—	189		(33)
Warrants(a)
Insurance	—	(c)	—		—	—		—	—	—	—	(c)	—
Total	$34,993		$364		$(5,796)	$1,296		$(5,407)	$380	$(2,868)	$22,962		$(4,447)

(a)  As of the year ended October 31, 2016, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(c)  Amount less than one thousand.

See Notes to Financial Statements

53

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

As of the year ended October 31, 2016, certain securities were transferred from one level (as of October 31, 2015) to another. Based on beginning of period market values as of November 1, 2015, $2,867,361 was transferred from Level 3 to Level 2. In addition, $123,143 was transferred from Level 2 to Level 3. In addition, $256,611 was transferred from Level 1 to Level 3. Bank loans, corporate bonds and common stocks that transferred in or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or the pricing methodology being based on dated inputs by Management (Level 3). In addition, $183,849 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of October 31, 2016. As of October 31, 2015, these securities had been categorized as Level 2 due to the use of Interactive provided adjusted prices as stated in the description of the valuation methods of foreign equity securities.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's short investments as of October 31, 2016:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks Sold Short
IT Services	$(2,931)	$—	$(27)	$(2,958)
Other Common Stocks Sold Short(a)	(87,740)	—	—	(87,740)
Total Common Stocks Sold Short	(90,671)	—	(27)	(90,698)
Exchange Traded Funds Sold Short	(13,491)	—	—	(13,491)
Corporate Bonds Sold Short(a)	—	(13,020)	—	(13,020)
Exchange Traded Note Sold Short	(1,839)	—	—	(1,839)
Master Limited Partnerships Sold Short(a)	(1,567)	—	—	(1,567)
Total Short Positions	$(107,568)	$(13,020)	$(27)	$(120,615)

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

*  The following is a reconciliation between the beginning and ending balances of short investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2015	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases to cover positions sold short	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2016	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2016
Investments in Securities:
Common Stocks Sold Short(a)
IT Services	$(122)	$—	$95	$—	$—	$—	$—	$(27)	$95
Total	$(122)	$—	$95	$—	$—	$—	$—	$(27)	$95

(a)  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

54

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3*	Total
Forward contracts(a)
Assets	$—	$851	$—	$851
Liabilities	—	(657)	—	(657)
Futures(a)
Assets	2,646	—	—	2,646
Liabilities	(1,966)	—	—	(1,966)
Swap contracts(a)
Assets	—	2,747	116	2,863
Liabilities	—	(2,833)	(1,124)	(3,957)
Option contracts written
Liabilities	(45)	—	(1)	(46)
Total	$635	$108	$(1,009)	$(266)

(a)  Forward contracts and futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument. Swap contracts are reported at the cumulative unrealized appreciation/(depreciation), with the exception of credit default swaps, which are reported in the table at value.

*  The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2015	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2016	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2016
Investments in Securities:
Equity Swaps(a)
Brazil	$—	$—	$1,189	$—	$—		$(2,313)	$—	$(1,124)	$1,189
United States	172	—	(56)	—	—		—	—	116	(56)
Option contracts written(b)
United States	—	—	1	—	0	(c)	(2)	—	(1)	2
Total	$172	$—	$1,134	$—	$0	(c)	$(2,315)	$—	$(1,009)	$1,135

(a)  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(b)  As of the year ended October 31, 2016, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(c)  Amount less than one thousand.

See Notes to Financial Statements

55

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund 10/31/2016

Investments	Shares	Value (000)
Long Positions (97.5%)
Common Stocks (69.2%)
Air Freight & Logistics (0.8%)
FedEx Corp.(a)	1,010	$176
Auto Components (2.2%)
Adient plc*	110	5
Johnson Controls International plc(a)	12,394	500
		505
Banks (1.0%)
Barclays plc (United Kingdom)(a)	17,249	40
Societe Generale SA (France)(a)	392	16
Synovus Financial Corp.(a)	5,330	176
		232
Beverages (1.1%)
Molson Coors Brewing Co., Class B(a)	2,425	252
Biotechnology (6.4%)
Alexion Pharmaceuticals, Inc.*(a)	1,868	244
BioMarin Pharmaceutical, Inc.*(a)(b)	2,910	234
Incyte Corp.*(b)	2,614	228
Ironwood Pharmaceuticals, Inc.*(b)	13,528	173
Neurocrine Biosciences, Inc.*(b)	5,102	223
TESARO, Inc.*(b)	2,054	248
Vertex Pharmaceuticals, Inc.*	1,900	144
		1,494
Capital Markets (0.6%)
Evercore Partners, Inc., Class A(a)	2,375	127
Intertrust NV (Netherlands)*(a)(c)	130	3
		130
Chemicals (2.6%)
Air Products & Chemicals, Inc.(a)	1,700	227
Croda International plc (United Kingdom)(a)	1,650	71
PPG Industries, Inc.(a)	1,885	175
WR Grace & Co.(a)	1,975	132
		605
Investments	Shares	Value (000)
Communications Equipment (1.1%)
Harris Corp.(a)	1,080	$96
Palo Alto Networks, Inc.*(a)	1,090	168
		264
Construction Materials (1.0%)
HeidelbergCement AG (Germany)(a)	808	77
Martin Marietta Materials, Inc.(a)	800	148
		225
Containers & Packaging (0.3%)
Ball Corp.(a)	1,038	80
Diversified Financial Services (1.0%)
Pace Holdings Corp.*(a)	22,750	236
Electric Utilities (2.5%)
Exelon Corp.	792	27
Great Plains Energy, Inc.(a)	1,762	50
NextEra Energy, Inc.(a)	3,021	387
PG&E Corp.(a)	1,575	98
PNM Resources, Inc.(a)	730	24
		586
Food & Staples Retailing (1.0%)
Cia Brasileira de Distribuicao, ADR (Brazil)(a)	1,399	27
Magnit PJSC, GDR (Russia)(a)	1,377	55
Wal-Mart de Mexico SAB de CV (Mexico)(a)	16,859	36
X5 Retail Group NV, GDR (Russia)*(a)	3,704	110
		228
Food Products (0.5%)
Mead Johnson Nutrition Co.	1,495	112
Gas Utilities (0.2%)
Atmos Energy Corp.(a)	683	51
Health Care Equipment & Supplies (7.7%)
ABIOMED, Inc.*	1,283	135
Boston Scientific Corp.*	6,540	144
CR Bard, Inc.	722	156
Danaher Corp.(a)	1,675	131
DENTSPLY SIRONA, Inc.(a)	2,030	117
Edwards Lifesciences Corp.*	1,215	116
Hologic, Inc.*(b)	5,506	198
Integra LifeSciences Holdings Corp.*	1,401	111
Investments	Shares	Value (000)
Masimo Corp.*(b)	2,120	$117
NuVasive, Inc.*	1,962	117
Smith & Nephew plc (United Kingdom)(a)	926	13
Smith & Nephew plc, ADR (United Kingdom)(b)	6,629	194
West Pharmaceutical Services, Inc.(a)	550	42
Wright Medical Group NV*(b)	9,071	199
		1,790
Health Care Providers & Services (0.2%)
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)(a)	11,003	28
Sinopharm Group Co. Ltd., Class H (China)(a)	6,177	30
		58
Hotels, Restaurants & Leisure (1.4%)
Bloomin' Brands, Inc.(a)	6,990	121
Vail Resorts, Inc.(a)	1,295	206
		327
Household Durables (0.8%)
Mohawk Industries, Inc.*(a)	1,040	192
Independent Power & Renewable Electricity Producers (1.6%)
8Point3 Energy Partners LP(a)	85	1
Calpine Corp.*(a)	2,237	27
Dynegy, Inc.*(a)	3,968	42
NextEra Energy Partners LP(a)	3,915	107
NRG Yield, Inc., Class A(a)	5,279	78
Pattern Energy Group, Inc.(a)	5,538	124
		379
Industrial Conglomerates (0.1%)
Smiths Group plc (United Kingdom)(a)	1,149	20
Insurance (2.3%)
Admiral Group plc (United Kingdom)(a)	1,225	29
AIA Group Ltd. (Hong Kong)(a)	27,649	175
American International Group, Inc.(a)	1,660	102
Hartford Financial Services Group, Inc. (The)(a)	3,655	161

See Notes to Financial Statements

56

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
RSA Insurance Group plc (United Kingdom)(a)	8,751	$59
		526
Internet & Direct Marketing Retail (1.3%)
Amazon.com, Inc.*(a)	44	35
ASOS plc (United Kingdom)*(a)	665	43
Expedia, Inc.(a)	869	112
Priceline Group, Inc. (The)*(a)	70	103
		293
Internet Software & Services (3.9%)
Alibaba Group Holding Ltd., ADR (China)*(a)	1,624	165
Alphabet, Inc., Class A*(a)	261	211
Baidu, Inc., ADR (China)*(a)	334	59
eBay, Inc.*(a)	1,877	53
Facebook, Inc., Class A*(a)	1,375	180
LinkedIn Corp., Class A*(a)	194	37
Mail.Ru Group Ltd., GDR (Russia)*(a)	1,097	18
MercadoLibre, Inc. (Argentina)(a)	414	70
Tencent Holdings Ltd. (China)(a)	3,643	97
Yandex NV, Class A (Russia)*(a)	1,201	24
		914
IT Services (1.6%)
PayPal Holdings, Inc.*(a)	1,877	78
Total System Services, Inc.(a)	2,440	122
Visa, Inc., Class A(a)	2,150	177
		377
Life Sciences Tools & Services (1.8%)
Gerresheimer AG (Germany)(a)	2,130	160
QIAGEN NV*(b)	10,735	262
		422
Machinery (0.4%)
Mueller Water Products, Inc., Class A(a)	7,950	98
Investments	Shares	Value (000)
Media (3.0%)
CBS Corp., Class B(a)	4,475	$253
ITV plc (United Kingdom)(a)	46,615	97
Liberty Global plc, Series C (United Kingdom)*(a)	1,686	54
Liberty Global plc LiLAC, Series C (United Kingdom)*(a)	237	7
Stroeer SE & Co. KGaA (Germany)(a)	6,602	301
		712
Multi-Utilities (2.7%)
Black Hills Corp.(a)	5,439	336
CMS Energy Corp.(a)	1,044	44
DTE Energy Co.(a)	890	86
SCANA Corp.(a)	342	25
Sempra Energy(a)	1,362	146
		637
Oil, Gas & Consumable Fuels (2.7%)
Cheniere Energy Partners LP Holdings LLC(a)	106	2
Cheniere Energy, Inc.*(a)	3,552	134
Enbridge, Inc. (Canada)(a)	1,368	59
Golar LNG Ltd.(a)	784	17
Kinder Morgan, Inc.(a)	5,653	115
Phillips 66(a)	524	43
SemGroup Corp., Class A(a)	625	20
Targa Resources Corp.(a)	1,709	75
TransCanada Corp. (Canada)(a)	1,235	56
Williams Cos., Inc. (The)(a)	3,487	102
		623
Pharmaceuticals (2.6%)
Allergan plc*(a)	990	207
Dermira, Inc.*(b)	5,418	170
Hikma Pharmaceuticals plc (Jordan)(a)	2,178	47
Merck & Co., Inc.	2,540	149
Teva Pharmaceutical Industries Ltd., ADR (Israel)(a)	607	26
		599
Road & Rail (1.5%)
Kansas City Southern(a)	1,735	152
Norfolk Southern Corp.(a)	2,170	202
		354
Investments	Shares	Value (000)
Semiconductors & Semiconductor Equipment (1.7%)
Broadcom Ltd. (Singapore)(a)	915	$156
NXP Semiconductors NV (Netherlands)*(a)	2,375	237
		393
Software (1.7%)
Activision Blizzard, Inc.(a)	5,490	237
PTC, Inc.*(a)	3,360	159
		396
Specialty Retail (1.3%)
Hennes & Mauritz AB, Class B (Sweden)(a)	4,568	129
Pets at Home Group plc (United Kingdom)(a)	2,873	7
Sports Direct International plc (United Kingdom)*(a)	49,105	166
		302
Technology Hardware, Storage & Peripherals (1.2%)
Apple, Inc.(a)	1,615	184
Samsung Electronics Co. Ltd., GDR (South Korea)(a)	132	93
		277
Textiles, Apparel & Luxury Goods (3.3%)
Burberry Group plc (United Kingdom)(a)	506	9
Deckers Outdoor Corp.*(a)	2,285	120
G-III Apparel Group Ltd.*(a)	3,225	84
Michael Kors Holdings Ltd.*(a)	1,634	83
NIKE, Inc., Class B(a)	2,209	111
PVH Corp.(a)	2,385	255
Steven Madden Ltd.*(a)	3,300	110
		772
Trading Companies & Distributors (1.1%)
Brenntag AG (Germany)(a)	4,946	264
Transportation Infrastructure (0.5%)
Macquarie Infrastructure Corp.	1,319	108
Water Utilities (0.5%)
American Water Works Co., Inc.(a)	1,738	129
Total Common Stocks (Cost $16,082)		16,138

See Notes to Financial Statements

57

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Master Limited Partnerships (7.7%)
Oil, Gas & Consumable Fuels (7.7%)
Antero Midstream Partners LP(a)	4,268	$124
Boardwalk Pipeline Partners LP(a)	7,981	137
Buckeye Partners LP(a)	717	46
Cheniere Energy Partners LP	264	7
Delek Logistics Partners LP	122	3
Enable Midstream Partners LP	29	—	(e)
Energy Transfer Equity LP(a)	6,900	103
Energy Transfer Partners LP(a)	3,184	111
Enterprise Products Partners LP(a)	4,904	124
EQT GP Holdings LP(a)	2,748	64
EQT Midstream Partners LP(a)	1,018	76
Magellan Midstream Partners LP(a)	19	1
MPLX LP	20	1
Noble Midstream Partners LP*(a)	226	7
NuStar Energy LP	33	2
NuStar GP Holdings LLC(a)	2,665	66
ONEOK Partners LP(a)	1,304	52
Phillips 66 Partners LP	228	10
Plains All American Pipeline LP(a)	836	25
Rice Midstream Partners LP(a)	2,031	44
Shell Midstream Partners LP	4,438	120
Spectra Energy Partners LP	450	19
Sunoco Logistics Partners LP(a)	2,744	70
Sunoco LP	3,387	97
Tesoro Logistics LP(a)	500	24
Valero Energy Partners LP(a)	3,500	143
Western Gas Equity Partners LP(a)	2,388	102
Western Gas Partners LP(a)	1,355	75
Western Refining Logistics LP(a)	6,958	159
Total Master Limited Partnerships (Cost $1,786)		1,812
Investments	No. of Contracts	Value (000)
Option Purchased (0.0%)(f)
Put Option (0.0%)(f)
Molson Coors Brewing Co. 11/18/2016 @ 103.00 (Cost $3)	12	$3
	Shares
Short-Term Investment (20.6%)
Investment Company (20.6%)
Morgan Stanley Institutional Liquidity Fund Treasury Portfolio Institutional Class, 0.19% (Cost $4,807)(a)(g)	4,806,748	4,807
Total Long Positions (Cost $22,678)		22,760
Short Positions (35.1%)(h)
Common Stocks (29.2%)
Aerospace & Defense (0.3%)
Triumph Group, Inc.	(3,280)	(78)
Air Freight & Logistics (0.4%)
Royal Mail plc (United Kingdom)	(15,250)	(92)
Airlines (0.4%)
Deutsche Lufthansa AG (Germany)	(7,200)	(92)
Auto Components (0.3%)
Autoliv, Inc. (Sweden)	(800)	(77)
Banks (1.1%)
Canadian Western Bank (Canada)	(3,700)	(70)
Home BancShares, Inc.	(4,610)	(99)
National Bank of Canada (Canada)	(2,180)	(78)
		(247)
Beverages (0.3%)
Brown-Forman Corp., Class B	(1,600)	(74)
Biotechnology (0.6%)
AbbVie, Inc.	(1,116)	(62)
Amgen, Inc.	(533)	(75)
		(137)
Investments	Shares	Value (000)
Capital Markets (0.9%)
Ameriprise Financial, Inc.	(815)	$(72)
Franklin Resources, Inc.	(2,830)	(95)
Waddell & Reed Financial, Inc., Class A	(2,400)	(38)
		(205)
Chemicals (0.2%)
Axalta Coating Systems Ltd.*	(1,540)	(39)
Commercial Services & Supplies (0.3%)
RR Donnelley & Sons Co.	(3,710)	(66)
Diversified Consumer Services (0.4%)
ServiceMaster Global Holdings, Inc.*	(2,625)	(94)
Electric Utilities (0.8%)
Duke Energy Corp.	(414)	(33)
Eversource Energy	(561)	(31)
Southern Co. (The)	(2,044)	(105)
Xcel Energy, Inc.	(303)	(13)
		(182)
Electrical Equipment (1.1%)
Acuity Brands, Inc.	(430)	(96)
Emerson Electric Co.	(1,560)	(79)
Sensata Technologies Holding NV*	(2,250)	(81)
		(256)
Food & Staples Retailing (1.0%)
Costco Wholesale Corp.	(405)	(60)
CVS Health Corp.	(847)	(71)
Metro, Inc. (Canada)	(1,300)	(40)
Walgreens Boots Alliance, Inc.	(887)	(74)
		(245)
Food Products (0.7%)
Flowers Foods, Inc.	(2,750)	(43)
Hormel Foods Corp.	(3,100)	(119)
		(162)
Health Care Equipment & Supplies (2.1%)
Danaher Corp.	(816)	(64)
DENTSPLY SIRONA, Inc.	(1,067)	(62)
DexCom, Inc.*	(592)	(46)
Halyard Health, Inc.*	(2,300)	(74)
ICU Medical, Inc.*	(390)	(54)
LivaNova plc*	(2,400)	(136)
Medtronic plc	(727)	(60)
		(496)

See Notes to Financial Statements

58

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Health Care Providers & Services (2.2%)
Anthem, Inc.	(695)	$(85)
Cardinal Health, Inc.	(888)	(61)
DaVita, Inc.*	(620)	(36)
Express Scripts Holding Co.*	(873)	(59)
Henry Schein, Inc.*	(372)	(55)
Patterson Cos., Inc.	(987)	(42)
Quest Diagnostics, Inc.	(629)	(51)
UnitedHealth Group, Inc.	(485)	(69)
VCA, Inc.*	(844)	(52)
		(510)
Hotels, Restaurants & Leisure (0.9%)
Darden Restaurants, Inc.	(2,150)	(139)
Starbucks Corp.	(1,500)	(80)
		(219)
Household Products (0.7%)
Church & Dwight Co., Inc.	(1,500)	(72)
Clorox Co. (The)	(725)	(87)
		(159)
Independent Power & Renewable Electricity Producers (0.1%)
NRG Yield, Inc., Class C	(1,462)	(22)
Industrial Conglomerates (0.2%)
Honeywell International, Inc.	(370)	(41)
Insurance (0.2%)
Unum Group	(1,670)	(59)
IT Services (1.0%)
Cognizant Technology Solutions Corp., Class A*	(1,570)	(81)
EPAM Systems, Inc.*	(590)	(38)
International Business Machines Corp.	(725)	(111)
		(230)
Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc.	(1,167)	(51)
Bruker Corp.	(1,850)	(38)
Quintiles IMS Holdings, Inc.*	(1,054)	(76)
Thermo Fisher Scientific, Inc.	(438)	(64)
		(229)
Investments	Shares	Value (000)
Media (0.8%)
Comcast Corp., Class A	(940)	$(58)
Walt Disney Co. (The)	(1,430)	(133)
		(191)
Multiline Retail (0.9%)
Big Lots, Inc.	(2,000)	(87)
Target Corp.	(1,875)	(129)
		(216)
Multi-Utilities (1.7%)
Ameren Corp.	(1,640)	(82)
Consolidated Edison, Inc.	(2,768)	(209)
Dominion Resources, Inc.	(1,286)	(97)
Public Service Enterprise Group, Inc.	(431)	(18)
		(406)
Oil, Gas & Consumable Fuels (0.2%)
ONEOK, Inc.	(583)	(28)
Plains GP Holdings LP, Class A	(1,394)	(17)
Tallgrass Energy GP LP	(409)	(10)
		(55)
Pharmaceuticals (4.6%)
Allergan plc*	(242)	(51)
GlaxoSmithKline plc, ADR (United Kingdom)	(1,550)	(62)
Jazz Pharmaceuticals plc*	(487)	(53)
Johnson & Johnson	(475)	(55)
Mallinckrodt plc*	(925)	(55)
Merck & Co., Inc.	(1,067)	(63)
Mylan NV*	(1,458)	(53)
Novartis AG, ADR (Switzerland)	(866)	(62)
Perrigo Co. plc	(630)	(52)
Pfizer, Inc.	(2,029)	(64)
Roche Holding AG (Switzerland)	(610)	(140)
Sanofi, ADR (France)	(1,784)	(69)
Teva Pharmaceutical Industries Ltd., ADR (Israel)	(1,438)	(62)
UCB SA (Belgium)	(1,035)	(70)
Valeant Pharmaceuticals International, Inc.*	(3,769)	(67)
Zoetis, Inc.	(2,008)	(96)
		(1,074)
Investments	Shares	Value (000)
Road & Rail (0.3%)
Union Pacific Corp.	(810)	$(71)
Semiconductors & Semiconductor Equipment (0.4%)
Applied Materials, Inc.	(3,240)	(94)
Software (0.5%)
Citrix Systems, Inc.*	(920)	(78)
SS&C Technologies Holdings, Inc.	(1,225)	(39)
		(117)
Specialty Retail (1.2%)
American Eagle Outfitters, Inc.	(5,930)	(101)
DSW, Inc., Class A	(2,090)	(43)
Foot Locker, Inc.	(580)	(39)
Lowe's Cos., Inc.	(1,410)	(94)
		(277)
Textiles, Apparel & Luxury Goods (0.4%)
Kate Spade & Co.*	(5,350)	(90)
Thrifts & Mortgage Finance (0.3%)
Home Capital Group, Inc. (Canada)	(3,280)	(65)
Trading Companies & Distributors (0.7%)
GATX Corp.	(2,210)	(97)
MSC Industrial Direct Co., Inc., Class A	(815)	(59)
		(156)
Total Common Stocks (Proceeds $(7,045))		(6,823)
Exchange Traded Funds (4.6%)
Alerian MLP Fund	(23,869)	(292)
CurrencyShares Euro Trust*	(2,125)	(227)
Energy Select Sector SPDR Fund	(3,381)	(232)
Utilities Select Sector SPDR Fund	(6,206)	(307)
Total Exchange Traded Funds (Proceeds $(970))		(1,058)
Exchange Traded Note (0.7%)
JPMorgan Alerian MLP Index ETN (Proceeds $(155))	(5,752)	(173)
Master Limited Partnerships (0.6%)
Gas Utilities (0.1%)
Ferrellgas Partners LP	(2,543)	(22)

See Notes to Financial Statements

59

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

Investments	Shares	Value (000)
Oil, Gas & Consumable Fuels (0.5%)
Crestwood Equity Partners LP	(244)	$(5)
Enable Midstream Partners LP	(350)	(5)
Enbridge Energy Partners LP	(229)	(6)
Golar LNG Partners LP (United Kingdom)	(1,089)	(22)
Holly Energy Partners LP	(674)	(21)
Midcoast Energy Partners LP	(1,860)	(14)
TC PipeLines LP	(592)	(31)
Williams Partners LP	(638)	(23)
		(127)
Total Master Limited Partnerships (Proceeds $(167))		(149)
Total Short Positions (Proceeds $(8,337))		(8,203)
Total Investments 62.4% (Cost $14,341)		14,557
Other Assets Less Liabilities (37.6%)(i)		8,778
Net assets (100.0%)		$23,335

See Notes to Financial Statements

60

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for futures, swaps, options written, and/or forward foreign currency contracts with a total value of approximately $18,369,000.

(b)  All or a portion of this security is pledged with the custodian for securities sold short and options written.

(c)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $3,000 of long positions or 0.0% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(e)  Amount less than one thousand.

(f)  Represents less than 0.05% of net assets.

(g)  Represents 7-day effective yield as of 10/31/2016.

(h)  At 10/31/2016, the Fund had approximately $7,870,000 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(i)  Includes the impact of the Fund's open positions in derivatives at 10/31/2016.

Abbreviations

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

PJSC  Public Joint Stock Company

SPDR  Standard & Poor's Depositary Receipt

Derivative Instruments

Futures contracts ("futures")

At October 31, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
12/16/2016	5 S&P 500 E-Mini Index	Short	$(878)
12/16/2016	42 The EURO STOXX 50 Index	Short	(29,164)
Total			$(30,042)

See Notes to Financial Statements

61

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

At October 31, 2016, the notional value of futures for the fund was $(1,937,626) for short positions.

For the year ended October 31, 2016, the average notional value of futures for the Fund was $(1,352,511) for short positions. The Fund had $133,489 deposited in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At October 31, 2016, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
102,480	Canadian Dollar	$78,181	JPMorgan Chase Bank, NA	11/16/2016	$(1,770)
654,118	Danish Krone	98,729	JPMorgan Chase Bank, NA	11/16/2016	(2,134)
741,208	Euro	807,602	JPMorgan Chase Bank, NA	11/14/2016	6,442
61,016	Euro	69,417	JPMorgan Chase Bank, NA	11/16/2016	(2,400)
365,593	Euro	410,934	JPMorgan Chase Bank, NA	11/16/2016	(9,383)
150,779	Euro	169,922	JPMorgan Chase Bank, NA	11/16/2016	(4,313)
62,096	Euro	70,310	JPMorgan Chase Bank, NA	11/16/2016	(2,106)
40,264	Euro	45,475	JPMorgan Chase Bank, NA	11/16/2016	(1,251)
2,099,056	Hong Kong Dollar	270,695	JPMorgan Chase Bank, NA	11/14/2016	(27)
17,637,120	Japanese Yen	172,490	JPMorgan Chase Bank, NA	11/16/2016	(4,233)
29,101,500	Korean Won	26,253	JPMorgan Chase Bank, NA	11/16/2016	(819)
622,000	Mexican Peso	33,018	JPMorgan Chase Bank, NA	11/14/2016	(156)
354,423	Norwegian Krone	43,043	JPMorgan Chase Bank, NA	11/16/2016	(146)
463,390	Norwegian Krone	55,718	JPMorgan Chase Bank, NA	11/16/2016	367
158,555	Pound Sterling	192,952	JPMorgan Chase Bank, NA	11/14/2016	1,164
645	Pound Sterling	838	JPMorgan Chase Bank, NA	11/16/2016	(48)
30,826	Pound Sterling	40,091	JPMorgan Chase Bank, NA	11/16/2016	(2,350)
120,355	Pound Sterling	157,184	JPMorgan Chase Bank, NA	11/16/2016	(9,830)
2,444,764	Russian Ruble	37,506	JPMorgan Chase Bank, NA	11/16/2016	919
1,283,135	South African Rand	93,905	JPMorgan Chase Bank, NA	11/16/2016	994
1,170,000	Swedish Krona	128,975	JPMorgan Chase Bank, NA	11/14/2016	631
1,034	Swedish Krona	121	JPMorgan Chase Bank, NA	11/16/2016	(6)
243,468	Swedish Krona	29,060	JPMorgan Chase Bank, NA	11/16/2016	(2,087)
20,720	Swiss Franc	20,846	JPMorgan Chase Bank, NA	11/14/2016	105
243,476	Swiss Franc	251,294	JPMorgan Chase Bank, NA	11/16/2016	(5,077)
Total					$(37,514)

See Notes to Financial Statements

62

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
102,480	Canadian Dollar	$77,690	JPMorgan Chase Bank, NA	11/16/2016	$1,280
420,435	Danish Krone	63,508	JPMorgan Chase Bank, NA	11/16/2016	1,421
233,683	Danish Krone	35,013	JPMorgan Chase Bank, NA	11/16/2016	505
718,000	Euro	790,547	JPMorgan Chase Bank, NA	11/14/2016	1,991
627,989	Euro	692,509	JPMorgan Chase Bank, NA	11/14/2016	2,810
1,000	Euro	1,091	JPMorgan Chase Bank, NA	11/14/2016	(7)
216,560	Euro	239,421	JPMorgan Chase Bank, NA	11/14/2016	1,580
49,480	Euro	55,626	JPMorgan Chase Bank, NA	11/16/2016	1,279
62,511	Euro	70,389	JPMorgan Chase Bank, NA	11/16/2016	1,730
336,166	Euro	377,760	JPMorgan Chase Bank, NA	11/16/2016	8,530
72,452	Euro	81,759	JPMorgan Chase Bank, NA	11/16/2016	2,181
78,729	Euro	88,891	JPMorgan Chase Bank, NA	11/16/2016	2,419
80,410	Euro	89,801	JPMorgan Chase Bank, NA	11/16/2016	1,482
2,000,000	Hong Kong Dollar	257,829	JPMorgan Chase Bank, NA	11/14/2016	(66)
781,000	Hong Kong Dollar	100,706	JPMorgan Chase Bank, NA	11/14/2016	(2)
1,734,963	Hong Kong Dollar	223,689	JPMorgan Chase Bank, NA	11/14/2016	(30)
14,832,179	Japanese Yen	147,259	JPMorgan Chase Bank, NA	11/16/2016	5,761
2,804,941	Japanese Yen	27,994	JPMorgan Chase Bank, NA	11/16/2016	1,235
29,101,500	Korean Won	26,063	JPMorgan Chase Bank, NA	11/16/2016	629
195,000	Mexican Peso	10,208	JPMorgan Chase Bank, NA	11/14/2016	(95)
622,000	Mexican Peso	32,619	JPMorgan Chase Bank, NA	11/14/2016	(244)
519,023	Mexican Peso	27,596	JPMorgan Chase Bank, NA	11/14/2016	174
159,249	Norwegian Krone	19,341	JPMorgan Chase Bank, NA	11/16/2016	67
658,564	Norwegian Krone	80,476	JPMorgan Chase Bank, NA	11/16/2016	768
300,000	Pound Sterling	365,543	JPMorgan Chase Bank, NA	11/14/2016	(1,741)
129,440	Pound Sterling	158,209	JPMorgan Chase Bank, NA	11/14/2016	(262)
253,180	Pound Sterling	310,329	JPMorgan Chase Bank, NA	11/14/2016	366
31,000	Pound Sterling	40,941	JPMorgan Chase Bank, NA	11/16/2016	2,987
120,826	Pound Sterling	159,639	JPMorgan Chase Bank, NA	11/16/2016	11,709
2,444,764	Russian Ruble	36,813	JPMorgan Chase Bank, NA	11/16/2016	(1,612)
1,283,135	South African Rand	93,653	JPMorgan Chase Bank, NA	11/16/2016	(1,246)
353,573	Swedish Krona	40,211	JPMorgan Chase Bank, NA	11/14/2016	1,044
975,142	Swedish Krona	110,970	JPMorgan Chase Bank, NA	11/14/2016	2,949
1,170,000	Swedish Krona	132,931	JPMorgan Chase Bank, NA	11/14/2016	3,325
244,502	Swedish Krona	29,146	JPMorgan Chase Bank, NA	11/16/2016	2,059
70,000	Swiss Franc	71,036	JPMorgan Chase Bank, NA	11/14/2016	255
39,798	Swiss Franc	41,141	JPMorgan Chase Bank, NA	11/16/2016	895
93,764	Swiss Franc	96,887	JPMorgan Chase Bank, NA	11/16/2016	2,067
80,299	Swiss Franc	83,242	JPMorgan Chase Bank, NA	11/16/2016	2,039
29,615	Swiss Franc	30,354	JPMorgan Chase Bank, NA	11/16/2016	406
5,000	Turkish Lira	1,608	JPMorgan Chase Bank, NA	11/14/2016	(4)
Total					$60,634

For the year ended October 31, 2016, the average notional value of forward contracts for the Fund was $2,820,564.

See Notes to Financial Statements

63

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

Equity swap contracts ("equity swaps")

At October 31, 2016, the outstanding equity swaps* for the Fund were as follows:

Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley Capital Services LLC	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	12/12/2016- 9/15/2017	$91,951

*  The following table represents the individual long and short positions and related values of the equity swaps with Morgan Stanley Capital Services LLC as of October 31, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
Brazil
Hypermarcas SA	5,075	$27,665	$14,881
France
Amundi SA	1,183	51,714	6,264
BNP Paribas SA	2,159	122,668	2,565
Iliad SA	782	186,920	(22,872)
JCDecaux SA	688	27,387	(6,350)
LVMH Moet Hennessy Louis Vuitton SE	707	106,708	21,777
Publicis Groupe SA	1,701	111,105	5,600
Remy Cointreau SA	1,078	76,507	10,944
Societe Generale SA	2,223	101,009	(14,232)
			3,696
India
Dr Reddy's Laboratories Ltd.	1,112	50,819	3,992
Ireland
Ryanair Holdings plc	13,835	220,754	(29,393)
Jordan
Hikma Pharmaceuticals plc	2,178	63,674	(16,915)
Luxembourg
Eurofins Scientific SE	204	72,506	20,183
South Africa
Aspen Pharmacare Holdings Ltd.	1,903	37,245	4,209
South Korea
NAVER Corp.	76	39,164	17,757
Switzerland
LafargeHolcim Ltd.	3,249	144,676	28,847
Syngenta AG	177	69,251	1,510
			30,357
Turkey
Migros Ticaret A/S	6,337	38,090	(1,656)

See Notes to Financial Statements

64

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
United Kingdom
Admiral Group plc	1,225	$27,849	$895
ASOS plc	99	3,492	2,878
Barclays plc	17,250	44,443	(4,264)
Burberry Group plc	506	7,271	1,864
Croda International plc	1,651	61,979	8,710
ITV plc	39,090	104,458	(22,881)
Pets at Home Group plc	2,874	9,735	(2,228)
RSA Insurance Group plc	6,809	33,439	12,608
Smith & Nephew plc	927	14,546	(1,123)
Smiths Group plc	1,149	12,580	7,363
Sports Direct International plc	43,786	184,251	(35,956)
			(32,134)
United States
Coach, Inc.	2,572	84,710	7,599
Mead Johnson Nutrition Co.	1,302	100,592	(3,241)
			4,358
Total Long Positions of Equity Swaps			19,335
Short Positions
France
Air France-KLM	(7,699)	(59,922)	12,948
Electricite de France SA	(2,326)	(32,932)	6,862
Kering	(353)	(59,900)	(18,395)
Lagardere SCA	(3,192)	(93,358)	12,065
Orange SA	(6,444)	(108,799)	7,288
			20,768
Germany
adidas AG	(713)	(122,267)	5,333
Deutsche Lufthansa AG	(4,142)	(65,915)	12,966
Deutsche Telekom AG	(6,508)	(116,047)	9,992
			28,291
Italy
Eni SpA	(5,721)	(85,063)	2,101
Netherlands
Koninklijke Ahold Delhaize NV	(5,514)	(126,655)	783
Spain
Industria de Diseno Textil SA	(4,183)	(139,114)	(7,115)
Switzerland
Givaudan SA	(53)	(95,999)	(6,568)
Roche Holding AG	(178)	(48,671)	7,748
			1,180

See Notes to Financial Statements

65

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
United Kingdom
Bunzl plc	(4,271)	$(94,784)	$(20,173)
GlaxoSmithKline plc	(3,424)	(55,413)	(12,418)
Marks & Spencer Group plc	(58,197)	(316,397)	73,849
WPP plc	(4,822)	(88,755)	(16,185)
			25,073
United States
Merck & Co., Inc.	(692)	(35,838)	(4,796)
Pfizer, Inc.	(1,187)	(37,737)	97
			(4,699)
Total Short Positions of Equity Swaps			66,382
Total Long and Short Positions of Equity Swaps			85,717
Financing Costs and Other Receivables/(Payables)			6,234
Equity Swaps, at value—Morgan Stanley Capital Services LLC			$91,951
Financing Costs and Other Receivables/(Payables)— JPMorgan Chase Bank, NA			$52
Total Equity Swaps, at value			$92,003

(a)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(b)  For the year ended October 31, 2016, the average notional value of equity swaps was $4,036,045 for long positions and $(1,809,912) for short positions, respectively for the Fund.

At October 31, 2016, the Fund had cash collateral of $880,000 deposited in a segregated account for Morgan Stanley Capital Services LLC, to cover collateral requirements on OTC derivatives.

Total return swap contracts ("total return swaps")

For the year ended October 31, 2016, the average notional value of total return swaps for the Fund was $119,397 for long positions and $(91,404) for short positions. At October 31, 2016, the Fund had no total return swaps outstanding.

Written option contracts ("options written")

At October 31, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Molson Coors Brewing Co.	12	$95	11/18/2016	$(780)
Total (Premium received $(708))				$(780)

See Notes to Financial Statements

66

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

Options written for the Fund for the year ended October 31, 2016 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/15	255	$9,074
Options written	159	15,771
Options closed	(126)	(14,005)
Options exercised	—	—
Options expired	(276)	(10,132)
Outstanding 10/31/16	12	$708

For the year ended October 31, 2016, the Fund had an average market value of $26,809 in purchased option contracts, and $(1,742) in options written, respectively.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$16,138	$—	$—	$16,138
Master Limited Partnerships	1,812	—	—	1,812
Option Purchased	3	—	—	3
Short-Term Investment	—	4,807	—	4,807
Total Long Positions	$17,953	$4,807	$—	$22,760

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended October 31, 2016, there were no transfers between Levels 1, 2 or 3.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's short investments as of October 31, 2016:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(6,823)	$—	$—	$(6,823)
Exchange Traded Funds Sold Short	(1,058)	—	—	(1,058)
Exchange Traded Note Sold Short	(173)	—	—	(173)
Master Limited Partnerships Sold Short(a)	(149)	—	—	(149)
Total Short Positions	$(8,203)	$—	$—	$(8,203)

See Notes to Financial Statements

67

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2016:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Forward contracts(a)
Assets	$—	$76	$—	$76
Liabilities	—	(53)	—	(53)
Futures(a)
Liabilities	(30)	—	—	(30)
Swap contracts(a)
Assets	—	339	—	339
Liabilities	—	(247)	—	(247)
Option contracts written
Liabilities	(1)	—	—	(1)
Total	$(31)	$115	$—	$84

(a)  Forward contracts, futures and swap contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

68

Statements of Assets and Liabilities

Neuberger Berman Alternative Funds
(000's omitted, except per share amounts)

	ABSOLUTE RETURN MULTI-MANAGER FUND†	LONG SHORT MULTI-MANAGER FUND
	October 31, 2016	October 31, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$563,757	$22,760
Cash	3,342	—
Foreign currency*	8,489	636
Cash collateral segregated for short sales (Note A)	122,643	7,870
Cash collateral segregated for futures contracts (Note A)	5,919	133
Cash collateral segregated for swap contracts (Note A)	10,871	880
Cash collateral segregated for forward foreign currency contracts (Note A)	278	—
Dividends and interest receivable	1,718	21
Receivable for securities sold	37,806	2,290
Receivable for Fund shares sold	444	—
OTC swap contracts, at value (Note A)	2,863	339
Receivable for variation margin on futures contracts (Note A)	22	10
Receivable for forward foreign currency contracts (Note A)	851	76
Prepaid expenses and other assets	47	18
Total Assets	759,050	35,033
Liabilities
Investments sold short, at value** (Note A)	120,615	8,203
Option contracts written, at value*** (Note A)	46	1
Due to custodian	530	575
Dividends and interest payable for short sales	314	9
OTC swap contracts, at value (Note A)	3,535	247
Payable to administrator—net (Note B)	80	15
Payable to investment manager (Note B)	885	34
Payable for securities purchased	35,035	2,439
Payable for variation margin on centrally cleared swap contracts	1	—
Payable for Fund shares redeemed	3,997	—
Payable for forward foreign currency contracts (Note A)	657	53
Accrued expenses and other payables	376	122
Total Liabilities	166,071	11,698
Net Assets	$592,979	$23,335
Net Assets consist of:
Paid-in capital	$732,032	$25,991
Undistributed net investment income (loss)	14	(395)
Accumulated net realized gains (losses) on investments	(130,196)	(2,543)
Net unrealized appreciation (depreciation) in value of investments	(8,871)	282
Net Assets	$592,979	$23,335
Net Assets
Institutional Class	$485,799	$22,173
Class A	62,891	423
Class C	40,895	739
Class R6	3,394	—

See Notes to Financial Statements

69

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted, except per share amounts)

	ABSOLUTE RETURN MULTI-MANAGER FUND†	LONG SHORT MULTI-MANAGER FUND
	October 31, 2016	October 31, 2016
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	47,733	2,313
Class A	6,227	44
Class C	4,181	79
Class R6	334	—
Net Asset Value, offering and redemption price per share
Institutional Class	$10.18	$9.59
Class R6	$10.17	—
Net Asset Value and redemption price per share
Class A	$10.10	$9.52
Offering Price per share
Class A‡	$10.72	$10.10
Net Asset Value and offering price per share
Class C^	$9.78	$9.31
*Cost of Investments:
Unaffiliated issuers	$574,975	$22,678
Total cost of foreign currency	$8,451	$647
**Proceeds from investments sold short	$122,459	$8,337
***Premium received from option contracts written	$73	$1

†  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

70

Statements of Operations

Neuberger Berman Alternative Funds
(000's omitted)

	ABSOLUTE RETURN MULTI-MANAGER FUND†	LONG SHORT MULTI-MANAGER FUND
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$10,943	$653
Interest and other income—unaffiliated issuers	18,794	—
Foreign taxes withheld (Note A)	(139)	(12)
Total income	$29,598	$641
Expenses:
Investment management fees (Note B)	16,591	514
Administration fees (Note B)	600	18
Administration fees (Note B):
Institutional Class	721	26
Class A	252	2
Class C	124	2
Class R6	2	—
Distribution fees (Note B):
Class A	315	2
Class C	622	11
Shareholder servicing agent fees:
Institutional Class	9	—
Class A	50	—
Class C	13	—
Organization expense (Note A)	19	—
Audit fees	146	78
Custodian and accounting fees (Note A)	740	183
Legal fees	373	124
Registration and filing fees	157	46
Repayment to Management of expenses previously assumed by Management (Note B)	128	—
Shareholder reports	324	2
Trustees' fees and expenses	49	49
Dividend and interest expense on securities sold short (Note A)	8,056	330
Interest expense	11	—
Miscellaneous	116	5
Total expenses	29,418	1,392
Expenses reimbursed by Management (Note B)	(510)	(451)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(2)	—
Total net expenses	28,906	941
Net investment income (loss)	$692	$(300)

See Notes to Financial Statements

71

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	ABSOLUTE RETURN MULTI-MANAGER FUND†	LONG SHORT MULTI-MANAGER FUND
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2016
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(96,185)	(1,485)
Sales of investment securities of unaffiliated issuers sold short	11,941	52
Forward foreign currency contracts	(3,545)	(165)
Foreign currency	(1,640)	(106)
Futures contracts	267	44
Option contracts written	2,828	12
Swap contracts	(8,150)	(63)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	50,962	1,036
Unaffiliated investment securities sold short	(4,364)	(46)
Forward foreign currency contracts	2,315	117
Foreign currency	(166)	(3)
Futures contracts	680	(30)
Option contracts written	(2,128)	— (a)
Swap contracts	4,150	148
Net gain (loss) on investments	(43,035)	(489)
Net increase (decrease) in net assets resulting from operations	$(42,343)	$(789)

†  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

(a)  Amount rounds to less than $1,000.

See Notes to Financial Statements

72

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	ABSOLUTE RETURN MULTI-MANAGER FUND		LONG SHORT MULTI-MANAGER FUND
	Year Ended October 31, 2016†	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$692	$(8,136)	$(300)	$(536)
Net realized gain (loss) on investments	(94,484)	18,826	(1,711)	792
Change in net unrealized appreciation (depreciation) of investments	51,449	(56,709)	1,222	(1,544)
Net increase (decrease) in net assets resulting from operations	(42,343)	(46,019)	(789)	(1,288)
Distributions to shareholders from (Note A):
Net investment income:
Institutional Class	(2,529)	(8,525)	(35)	(46)
Class A	—	(488)	—	—
Class R6	(53)	(231)	—	—
Net realized gain on investments:
Institutional Class	(10,417)	(27,552)	(877)	(215)
Class A	(1,839)	(5,036)	(33)	(5)
Class C	(784)	(2,072)	(31)	(2)
Class R6	(165)	(688)	—	—
Total distributions to shareholders	(15,787)	(44,592)	(976)	(268)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	244,845	777,257	6,083	15,632
Class A	25,581	100,675	81	939
Class C	5,121	24,880	489	1,321
Class R6	7,223	25,419	—	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	11,386	31,496	897	253
Class A	1,650	4,809	33	5
Class C	583	1,512	31	2
Class R6	218	919	—	—
Payments for shares redeemed:
Institutional Class	(1,067,992)	(668,142)	(16,697)	(11,780)
Class A	(166,834)	(126,053)	(828)	(541)
Class C	(48,443)	(29,562)	(1,001)	(200)
Class R6	(20,564)	(39,577)	—	—
Net increase (decrease) from Fund share transactions	(1,007,226)	103,633	(10,912)	5,631
Net Increase (Decrease) in Net Assets	(1,065,356)	13,022	(12,677)	4,075
Net Assets:
Beginning of year	1,658,335	1,645,313	36,012	31,937
End of year	$592,979	$1,658,335	$23,335	$36,012
Undistributed net investment income (loss) at end of year	14	4,302	(395)	36

†  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

73

Notes to Financial Statements Alternative and Multi-Asset Class Fundsß

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each of Neuberger Berman Absolute Return Multi-Manager Fund ("Absolute Return Multi-Manager") and Neuberger Berman Long Short Multi-Manager Fund ("Long Short Multi-Manager"), (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust, and is diversified. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Absolute Return Multi-Manager also offers Class R6 shares. Neuberger Berman Alternative Funds' Board of Trustees ("the Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles

("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

As of November 2, 2015, Absolute Return Multi-Manager invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. Absolute Return Multi-Manager is and expects to be the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2016, the value of Absolute Return Multi-Manager's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$30,160,772	5.1%

The Consolidated Financial Statements include all investments and other accounts of the Subsidiary as if held directly by Absolute Return Multi-Manager. A summary of the Subsidiary's financial information is presented below.

Subsidiary Financial Statement Information	Amount ($000)
Total Assets	30,603
Total Liabilities	(442)
Net Assets	30,161
Net Investment Income (Loss)	(180)
Realized Net Gain (Loss)	(316)
Change in Unrealized Appreciation (Depreciation)	(399)
Net Increase (Decrease) in Net Assets Resulting from Operations	(895)

ß Consolidated Notes to Financial Statements for Absolute Return Multi-Manager

74

2  Consolidation: The accompanying financial statements of Absolute Return Multi-Manager present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 — unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, preferred stocks, exchange-traded funds, exchange-traded notes, exchange-traded purchased option contracts, exchange-traded written option contracts, master limited partnerships, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

75

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions (generally Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of total return swaps on futures contracts is determined by Management by obtaining valuations from independent pricing services based on the settlement price of the underlying futures contract.

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (generally Level 2 or Level 3 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple

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factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income debt as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign income debt. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translation: The accounting records of the Funds and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business. to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlement of a class action litigation in which Absolute Return Multi-Manager participated as a class member. The amount of such proceeds for the year ended October 31, 2016, was $22,369.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as regulated investment companies ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2016, the Funds did not have any unrecognized tax positions.

At October 31, 2016, selected Fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Absolute Return Multi-Manager	$589,945	$15,370	$(41,558)	$(26,188)
Long Short Multi-Manager	23,407	877	(1,524)	(647)

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The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Absolute Return Multi-Manager will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing Absolute Return Multi-Manager's taxable income in the current period and also disregarded for all future periods.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: distributions re-designated, foreign currency gains and losses, paydown gains and losses, net operating losses, prior year partnership adjustments, partnership basis adjustments, Subsidiary income gain (loss), distributions in excess of current year earnings, prior period adjustments, and tax adjustments related to real estate investment trusts ("REITs"), passive foreign investment companies ("PFICs"), partnerships, futures, forward contracts, swap contracts, short sales, and other investments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2016, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
Absolute Return Multi-Manager	$(3,579,305)	$(2,397,422)	$5,976,727
Long Short Multi-Manager	(231,159)	(95,556)	326,715

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	Distributions Paid From:
	Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Absolute Return Multi-Manager	$15,787,471	$43,555,538	$—	$—	$—	$1,036,454	$—	$—	$15,787,471	$44,591,992
Long Short Multi-Manager	843,144	268,302	—	—	132,209	—	—	—	975,353	268,302

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Absolute Return Multi-Manager	$—	$—	$(26,745,380)	$(110,616,921)	$(1,689,485)	$(139,051,786)
Long Short Multi-Manager	—	—	(746,548)	(1,568,234)	(340,733)	(2,655,515)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, short sales, options and straddles, mark-to-market adjustments on swaps,

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futures and forwards, unamortized organization expenses, tax adjustments related to REITs, PFICs, partnerships, swap contracts, short sales and other investments, capital loss carryforwards and partnership basis adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of each Fund not to distribute such gains. As determined at October 31, 2016, for federal income tax purposes, the Funds had unused capital loss carryforwards, with no expiration, available to offset net realized capital gains, if any, as follows:

	Long-Term	Short-Term
Absolute Return Multi-Manager	$44,286,401	$66,330,520
Long Short Multi-Manager	790,506	777,728

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2016, there were no outstanding balances of accrued capital gains taxes for the Funds.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of each of Absolute Return Multi-Manager and Long Short Multi-Manager to pass through to its shareholders substantially all Real Estate Investment Trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At October 31, 2016, these Funds estimated these amounts for the period January 1, 2016 to October 31, 2016 within the financial statements because the 2016 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2016, the character of distributions paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds' shareholders on IRS Form 1099-DIV.

9  Organization expenses: Costs incurred by the Subsidiary in connection with its organization, which amounted to $19,302, and are reflected in "Organization expense" in the Statement of Operations of Absolute Return Multi-Manager and have been expensed as incurred.

10  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets,

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except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

11  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation.

The net amount of fees incurred during the year ended October 31, 2016, are included in the "Dividend and interest expense on securities sold short" on the Statements of Operations and are as follows:

(000's omitted)
Absolute Return Multi-Manager	$1,640
Long Short Multi-Manager	51

At October 31, 2016, Absolute Return Multi-Manager and Long Short Multi-Manager had cash pledged in the amount of $122,642,837 and $7,870,464, respectively, to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these Absolute Return Multi-Manager and Long Short Multi-Manager assets. At October 31, 2016, Absolute Return Multi-Manager and Long Short Multi-Manager had securities pledged in the amount of $24,372,205 and $2,066,189, respectively, to JPM to cover collateral requirements for borrowing in connection with securities sold short and options written.

13  Investment company securities, exchange-traded funds and exchange-traded notes: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment

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companies, which will increase expenses and decrease returns. The Funds may also invest in exchange-traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. A Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

14  Derivative instruments: The Funds' use of derivatives during the year ended October 31, 2016, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2016. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the year ended October 31, 2016, Absolute Return Multi-Manager used centrally cleared and OTC credit default swaps as part of its investment strategies, to enhance returns and to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties.

When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation of the swap.

Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps. For the year ended October 31, 2016, only the credit default index swaps in Absolute Return Multi-Manager were centrally cleared.

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Futures contracts: During the year ended October 31, 2016, Absolute Return Multi-Manager used futures for economic hedging purposes and to enhance returns. Long Short Multi-Manager used futures for economic hedging purposes.

At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Equity swap contracts: During the year ended October 31, 2016, the Funds used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by a Fund are recorded as realized gains or losses.

Total return swap contracts: During the year ended October 31, 2016, the Funds used total return swaps to hedge certain indices and provide investment exposure to certain investments, primarily foreign securities.

Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of total return swaps is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received

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or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

Forward foreign currency contracts: During the year ended October 31, 2016, the Funds used forward foreign currency contracts to hedge foreign currency and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statements of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligations.

Options: For the year ended October, 31, 2016, the Funds used written options to generate incremental returns for the Funds. The Funds used purchased option contracts ("options purchased") to manage or adjust the risk profile and the investment exposure of the Fund to certain securities and to enhance returns.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

A Fund may write or purchase options on exchange-traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

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At October 31, 2016, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Absolute Return Multi-Manager
OTC swaps	OTC swap contracts, at value(1)	$557,275	$—	$2,306,042	$—	$—	$2,863,317
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	1,488,477	183,735	5,088	968,469	2,645,769
Forward contracts	Receivable for forward foreign currency contracts	—	851,152	—	—	—	851,152
Options purchased	Investments in securities, at value	—	—	295,992	—	—	295,992
Total Value—Assets		$557,275	$2,339,629	$2,785,769	$5,088	$968,469	$6,656,230
Long Short Multi-Manager
OTC swaps	OTC swap contracts, at value(1)	$—	$—	$338,764	$—	$—	$338,764
Forward contracts	Receivable for forward foreign currency contracts	—	76,565	—	—	—	76,565
Options purchased	Investments in securities, at value	—	—	3,090	—	—	3,090
Total Value—Assets		$—	$76,565	$341,854	$—	$—	$418,419

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Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Absolute Return Multi-Manager
OTC swap contracts	OTC swap contracts, at value(1)	$(833,507)	$—	$(2,701,656)	$—	$—	$(3,535,163)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(3)	(422,121)	—	—	—	—	(422,121)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	(60,815)	(367,521)	(399,569)	(1,137,520)	(1,965,425)
Forward contracts	Payable for forward foreign currency contracts	—	(656,732)	—	—	—	(656,732)
Options written	Option contracts written, at value	—	—	(45,673)	—	—	(45,673)
Total Value—Liabilities		$(1,255,628)	$(717,547)	$(3,114,850)	$(399,569)	$(1,137,520)	$(6,625,114)
Long Short Multi-Manager
OTC swaps	OTC swap contracts, at value(1)	$—	$—	$(246,761)	$—	$—	$(246,761)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	—	(30,042)	—	—	(30,042)
Forward contracts	Payable for forward foreign currency contracts	—	(53,445)	—	—	—	(53,445)
Options written	Option contracts written, at value	—	—	(780)	—	—	(780)
Total Value—Liabilities		$—	$(53,445)	$(277,583)	$—	$—	$(331,028)

(1)  "OTC swap contracts" reflects the appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of October 31, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "OTC swap contracts, at value."

(2)  "Futures" reflects the cumulative appreciation/(depreciation) of futures contracts as of October 31, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation/(depreciation) in value of investments." The current day's variation margin as of October 31, 2016, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(3)  "Centrally cleared swap contracts" reflects the cumulative unrealized appreciation/(depreciation) of centrally cleared default index swaps as of October 31, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments". Only the current day's

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variation margin on centrally cleared swap contracts is reported within the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on centrally cleared swap contracts."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2016, was as follows:

Realized Gain/(Loss)

Derivative Type	Statements of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Absolute Return Multi-Manager
Forward contracts	Net realized gain (loss) on: Forward foreign currency contracts	$—	$(3,544,707)	$—	$—	$—	$(3,544,707)
Futures contracts	Net realized gain (loss) on: Futures contracts	—	(640,923)	(1,432,937)	3,168,422	(827,987)	266,575
Options written	Net realized gain (loss) on: Option contracts written	—	—	2,827,566	—	—	2,827,566
Options purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	—	—	(17,506,678)	—	—	(17,506,678)
Swaps	Net realized gain (loss) on: Swap contracts	(1,996,124)	—	(6,154,010)	—	—	(8,150,134)
Total Realized Gain/(Loss)		$(1,996,124)	$(4,185,630)	$(22,266,059)	$3,168,422	$(827,987)	$(26,107,378)
Long Short Multi-Manager
Forward contracts	Net realized gain (loss) on: Forward foreign currency contracts	$—	$(165,377)	$—	$—	$—	$(165,377)
Futures contracts	Net realized gain (loss) on: Futures contracts	—	—	44,096	—	—	44,096
Options written	Net realized gain (loss) on: Option contracts written	—	—	11,741	—	—	11,741
Options purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	—	—	(301,811)	—	—	(301,811)
Swaps	Net realized gain (loss) on: Swap contracts	—	—	(63,281)	—	—	(63,281)
Total Realized Gain/(Loss)		$—	$(165,377)	$(309,255)	$—	$—	$(474,632)

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Change in Appreciation/(Depreciation)
Derivative Type	Statements of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Absolute Return Multi-Manager
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: Forward foreign currency contracts	$—	$2,315,420	$—	$—	$—	$2,315,420
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: Futures contracts	—	1,427,662	(183,786)	(394,481)	(169,051)	680,344
Options written	Change in net unrealized appreciation (depreciation) in value of: Option contracts written	—	—	(2,128,079)	—	—	(2,128,079)
Options purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities	—	—	9,114,296	—	—	9,114,296
Swaps	Change in net unrealized appreciation (depreciation) in value of: Swap contracts	(439,740)	—	4,589,939	—	—	4,150,199
Total Change in Appreciation/(Depreciation)		$(439,740)	$3,743,082	$11,392,370	$(394,481)	$(169,051)	$14,132,180
Long Short Multi-Manager
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: Forward foreign currency contracts	$—	$117,120	$—	$—	$—	$117,120
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: Futures contracts	—	—	(30,042)	—	—	(30,042)
Options written	Change in net unrealized appreciation (depreciation) in value of: Option contracts written	—	—	(217)	—	—	(217)
Options purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities	—	—	117,143	—	—	117,143
Swaps	Change in net unrealized appreciation (depreciation) in value of: Swap contracts	—	—	147,830	—	—	147,830
Total Change in Appreciation/(Depreciation)		$—	$117,120	$234,714	$—	$—	$351,834

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While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Funds disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present the Funds' derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Funds for assets and pledged by the Funds for liabilities as of October 31, 2016.

Absolute Return Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
OTC swap contracts	$2,863,317	$—	$2,863,317
Forward contracts	851,152	—	851,152
Total	$3,714,469	$—	$3,714,469

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Bank of America, NA	$193,523	$(193,523)	$—	$—
JPMorgan Chase Bank, NA	1,368,924	(1,368,924)	—	—
Morgan Stanley Capital Services LLC	2,152,022	(1,403,274)	—	748,748
	$3,714,469	$(2,965,721)	$—	$748,748

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
OTC swap contracts	$(3,535,163)	$—	$(3,535,163)
Forward contracts	(656,732)	—	(656,732)
Total	$(4,191,895)	$—	$(4,191,895)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Bank of America, NA	$(195,513)	$193,523	$1,990	$—
JPMorgan Chase Bank, NA	(2,593,108)	1,368,924	1,224,184	—
Morgan Stanley Capital Services LLC	(1,403,274)	1,403,274	—	—
	$(4,191,895)	$2,965,721	$1,226,174	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2016, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2016.

88

Long Short Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
OTC swap contracts	$338,764	$—	$338,764
Forward contracts	76,565	—	76,565
Total	$415,329	$—	$415,329

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
JPMorgan Chase Bank, NA	$76,617	$(53,445)	$—	$23,172
Morgan Stanley Capital Services LLC	338,712	(246,761)	—	91,951
	$415,329	$(300,206)	$—	$115,123

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
OTC swap contracts	$(246,761)	$—	$(246,761)
Forward contracts	(53,445)	—	(53,445)
Total	$(300,206)	$—	$(300,206)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
JPMorgan Chase Bank, NA	$(53,445)	$53,445	$—	$—
Morgan Stanley Capital Services LLC	(246,761)	246,761	—	—
	$(300,206)	$300,206	$—	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2016, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2016.

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16  Unfunded loan commitments: Absolute Return Multi-Manager may enter into certain credit agreements all or a portion of which may be unfunded. Absolute Return Multi-Manager is obligated to fund these commitments at the borrower's discretion. As of October 31, 2016, there were no outstanding unfunded loan commitments.
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17  Expense offset arrangement: Absolute Return Multi-Manager has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2016, the impact of this arrangement was a reduction of expenses of $2,127.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the year ended October 31, 2016, the Investment Management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.66% and 1.70% of Absolute Return Multi-Manager's and Long Short Multi- Manager's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays

Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, Class A and Class C of each Fund pays Management an administration fee at the annual rate of 0.20% of its average daily net assets and Class R6 of Absolute Return Multi-Manager pays Management an administration fee at the annual rate of 0.02% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, as of August 12, 2014, dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which Absolute Return Multi-Manager has agreed to share with the Subsidiary. For the year ended October 31, 2016, these Subsidiary expenses amounted to $199,574.

During the year ended October 31, 2016, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Absolute Return Multi-Manager Institutional Class	$117,074
Absolute Return Multi-Manager Class A	6,019
Absolute Return Multi-Manager Class C	3,776
Absolute Return Multi-Manager Class R6	965

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At October 31, 2016, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Year Ending October 31,
			2014		2015	2016
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2017		2018	2019
Absolute Return Multi-Manager Institutional Class	1.97%	10/31/19	$759,554		$—	$377,847
Absolute Return Multi-Manager Class A	2.33%	10/31/19	316,015		—	89,779
Absolute Return Multi-Manager Class C	3.08%	10/31/19	44,890		—	40,256
Absolute Return Multi-Manager Class R6	1.90%	10/31/19	—		—	1,667
Long Short Multi-Manager Institutional Class	1.97%	10/31/19	459,171	(2)	448,751	422,780
Long Short Multi-Manager Class A	2.33%	10/31/19	13,772	(2)	12,486	11,768
Long Short Multi-Manager Class C	3.08%	10/31/19	6,443	(2)	8,317	16,491

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  Period from December 19, 2013 (Commencement of Operations) to October 31, 2014.

Until December 31, 2015, NB Alternative Investment Management LLC ("NBAIM"), was the investment adviser to the Funds, and was retained by Neuberger Berman Management LLC ("NBM") to provide day-to-day investment management services, including oversight of each Fund's investments and handling its day-to-day business, including the oversight of the subadvisers' investment activities, and received a monthly fee paid by NBM. As investment manager, NBM was responsible for overseeing the investment activities of NBAIM. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBAIM and/or Management. As a result of the entity consolidation described on page 8 of this Annual Report, the services previously provided by NBAIM are being provided by NBIA as of January 1, 2016.

Management has retained Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, GSA Capital Partners LLP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., P/E Global, LLC, Portland Hill Capital LLP, Sound Point Capital Management, L.P., and TPH Asset Management, LLC as subadvisers of Absolute Return Multi-Manager to provide investment management services. Management engages Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, Lazard Asset Management LLC, Levin Capital Strategies, L.P., Portland Hill Capital LLP, and TPH Asset Management, LLC as subadvisers of Long Short Multi-Manager to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from each Fund.

Each Fund also has a distribution agreement with Neuberger Berman LLC ("Neuberger Berman") with respect to each class of shares. Neuberger Berman acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Neuberger Berman receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Neuberger Berman activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Neuberger Berman receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Neuberger Berman receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder

91

servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2016, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Absolute Return Multi-Manager Class A	$10,125	$—	$—	$—
Absolute Return Multi-Manager Class C	—	44,055	—	—
Long Short Multi-Manager Class A	—	—	—	—
Long Short Multi-Manager Class C	—	1,873	—	—

Note C—Securities Transactions:

During the year ended October 31, 2016, there were purchase and sale transactions of long-term securities (excluding equity swaps, total return swaps, credit default swaps, forward contracts, futures and option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers excluding U.S. Government and Agency Obligations on Securities Sold Short
Absolute Return Multi-Manager	$1,867	$4,315,965	$902,726	$2,001	$5,295,672	$1,236,173
Long Short Multi-Manager	—	226,021	64,835	—	235,682	70,265

During the year ended October 31, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

92

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2016 and October 31, 2015 was as follows:

	For the Year Ended October 31, 2016				For the Year Ended October 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Absolute Return Multi-Manager Fund:
Institutional Class	24,318	1,124	(106,001)	(80,559)	71,126	2,935	(61,686)	12,375
Class A	2,545	164	(16,727)	(14,018)	9,264	450	(11,647)	(1,933)
Class C	523	59	(4,974)	(4,392)	2,336	144	(2,791)	(311)
Class R6	710	22	(2,059)	(1,327)	2,320	86	(3,693)	(1,287)
Long Short Multi-Manager Fund:
Institutional Class	636	94	(1,746)	(1,016)	1,472	25	(1,135)	362
Class A	9	3	(89)	(77)	89	1	(52)	38
Class C	52	3	(108)	(53)	128	0	(20)	108

Other: At October 31, 2016, there was an affiliated investor owning 48.3% of Long Short Multi-Manager's outstanding shares.

Note E—Lines of Credit:

At October 31, 2016, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Absolute Return Multi-Manager Fund, Long Short Multi-Manager Fund, and another multi-managed fund in the complex are subject to a separate limitation under the Credit Facility and collectively can only borrow $200,000,000 at any one time. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that they are not subject to that $200,000,000 limitation. Interest is charged on borrowings under this Credit Facility at the higher of (a) a Federal Funds effective rate plus 1.00% per annum or (b) a Eurodollar rate for a one-month period plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2016. During the period ended October 31, 2016, none of the Funds utilized the line of credit.

Note F—Recent Accounting Pronouncement:

In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds' financial statements and related disclosures.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Absolute Return Multi-Manager Fund
Institutional Class
10/31/16ß	$10.47	$0.02	$(0.18)	$(0.16)	$(0.03)	$(0.10)	$—	$(0.13)
10/31/15	$11.00	$(0.04)	$(0.19)	$(0.23)	$(0.07)	$(0.23)	$—	$(0.30)
10/31/14	$10.86	$(0.01)	$0.22	$0.21	$—	$(0.07)	$—	$(0.07)
10/31/13	$10.00	$(0.08)	$1.00	$0.92	$(0.02)	$(0.04)	$—	$(0.06)
Period from 05/15/2012^ to 10/31/2012	$10.00	$(0.08)	$0.08	$—	$—	$—	$—	$—
Class A
10/31/16ß	$10.40	$(0.02)	$(0.18)	$(0.20)	$—	$(0.10)	$—	$(0.10)
10/31/15	$10.92	$(0.08)	$(0.18)	$(0.26)	$(0.03)	$(0.23)	$—	$(0.26)
10/31/14	$10.82	$(0.04)	$0.21	$0.17	$—	$(0.07)	$—	$(0.07)
10/31/13	$9.99	$(0.12)	$0.99	$0.87	$—	$(0.04)	$—	$(0.04)
Period from 05/15/2012^ to 10/31/2012	$10.00	$(0.09)	$0.08	$(0.01)	$—	$—	$—	$—
Class C
10/31/16ß	$10.15	$(0.09)	$(0.18)	$(0.27)	$—	$(0.10)	$—	$(0.10)
10/31/15	$10.72	$(0.16)	$(0.18)	$(0.34)	$—	$(0.23)	$—	$(0.23)
10/31/14	$10.71	$(0.13)	$0.21	$0.08	$—	$(0.07)	$—	$(0.07)
10/31/13	$9.95	$(0.21)	$1.01	$0.80	$—	$(0.04)	$—	$(0.04)
Period from 05/15/2012^ to 10/31/2012	$10.00	$(0.13)	$0.08	$(0.05)	$—	$—	$—	$—
Class R6
10/31/16ß	$10.47	$0.04	$(0.21)	$(0.17)	$(0.03)	$(0.10)	$—	$(0.13)
10/31/15	$11.01	$(0.01)	$(0.22)	$(0.23)	$(0.08)	$(0.23)	$—	$(0.31)
Period from 12/31/2013^ to 10/31/2014	$10.99	$0.01	$0.01	$0.02	$—	$—	$—	$—

See Notes to Financial Highlights

95

Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses relating to securities sold short)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses relating to securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)

$10.18	(1.57)%		$485.8	2.83%‡	2.02%‡	2.78	%Ø§‡	1.97	%Ø§‡	0.18	%‡	485%		474%
$10.47	(2.10)%		$1,343.3	2.71%	1.97%	2.71	%Ø§	1.97	%Ø§	(0.40)%		433%		452%
$11.00	1.96%		$1,275.3	2.64%	2.13%	2.55	%Ø	2.04	%Ø	(0.10)%		329%		257%
$10.86	9.19%		$324.3	2.89%	2.60%	2.30	%Ø	2.01	%Ø	(0.74)%		421%		330%
$10.00	0.00	%**	$33.2	7.86%*‡	7.50%*‡	2.81	%*‡	2.45	%*‡	(1.81	)%*‡	270	%**	213	%**

$10.10	(1.91)%		$62.9	3.20%‡	2.40%‡	3.13	%Ø§‡	2.33	%Ø§‡	(0.16	)%‡	485%		474%
$10.40	(2.47)%		$210.6	3.06%	2.33%	3.06	%Ø§	2.33	%Ø§	(0.71)%		433%		452%
$10.92	1.60%		$242.2	3.02%	2.49%	2.90	%Ø	2.38	%Ø	(0.40)%		329%		257%
$10.82	8.70%		$124.7	3.27%	2.99%	2.62	%Ø	2.34	%Ø	(1.17)%		421%		330%
$9.99	(0.10	)%**	$1.8	8.67%*‡	8.26%*‡	3.22	%*‡	2.81	%*‡	(2.02	)%*‡	270	%**	213	%**

$9.78	(2.66)%		$40.9	3.96%‡	3.15%‡	3.89	%Ø§‡	3.08	%Ø§‡	(0.96	)%‡	485%		474%
$10.15	(3.21)%		$87.1	3.81%	3.08%	3.81	%Ø§	3.08	%Ø§	(1.48)%		433%		452%
$10.72	0.77%		$95.3	3.77%	3.26%	3.66	%Ø	3.15	%Ø	(1.18)%		329%		257%
$10.71	8.03%		$21.3	4.01%	3.72%	3.38	%Ø	3.09	%Ø	(1.94)%		421%		330%
$9.95	(0.50	)%**	$0.2	13.12%*‡	12.74%*‡	3.94	%*‡	3.56	%*‡	(2.86	)%*‡	270	%**	213	%**

$10.17	(1.58)%		$3.4	2.71%‡	1.92%‡	2.69	%Ø§‡	1.90	%Ø§‡	0.37	%‡	485%		474%
$10.47	(2.14)%		$17.4	2.66%	1.90%	2.66	%Ø§	1.90	%Ø§	(0.08)%		433%		452%
$11.01	0.18	%**	$32.5	2.56%*	2.08%*	2.46	%*Ø	1.98	%*Ø	0.10	%*	329	%ØØ	257	%ØØ

96

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Long Short Multi-Manager Fund
Institutional Class
10/31/16	$10.06	$(0.09)	$(0.09)	$(0.18)	$(0.01)	$(0.28)	$—	$(0.29)
10/31/15	$10.39	$(0.15)	$(0.09)	$(0.24)	$(0.02)	$(0.07)	$—	$(0.09)
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.11)	$0.50	$0.39	$—	$—	$—	$—
Class A
10/31/16	$10.01	$(0.11)	$(0.10)	$(0.21)	$—	$(0.28)	$—	$(0.28)
10/31/15	$10.36	$(0.19)	$(0.09)	$(0.28)	$—	$(0.07)	$—	$(0.07)
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.15)	$0.51	$0.36	$—	$—	$—	$—
Class C
10/31/16	$9.87	$(0.18)	$(0.10)	$(0.28)	$—	$(0.28)	$—	$(0.28)
10/31/15	$10.29	$(0.26)	$(0.09)	$(0.35)	$—	$(0.07)	$—	$(0.07)
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.21)	$0.50	$0.29	$—	$—	$—	$—

See Notes to Financial Highlights

97

Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses relating to securities sold short)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses relating to securities sold short)	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)

$9.59	(1.75)%	$22.2	4.55%	3.46%	3.06%	1.97%	(0.95)%		752%	786%
$10.06	(2.36)%	$33.5	4.15%	3.26%	2.86%	1.97%	(1.46)%		536%	570%
$10.39	3.90%**	$30.8	5.09%*‡	4.50%*‡	2.64%*‡	2.05%*‡	(1.26	)%*‡	293%**	168%**

$9.52	(2.09)%	$0.4	4.93%	3.86%	3.40%	2.33%	(1.14)%		752%	786%
$10.01	(2.71)%	$1.2	4.58%	3.68%	3.23%	2.33%	(1.79)%		536%	570%
$10.36	3.60%**	$0.9	5.87%*‡	5.30%*‡	2.99%*‡	2.42%*‡	(1.66	)%*‡	293%**	168%**

$9.31	(2.84)%	$0.7	5.69%	4.61%	4.17%	3.08%	(1.96)%		752%	786%
$9.87	(3.41)%	$1.3	5.38%	4.46%	4.00%	3.08%	(2.52)%		536%	570%
$10.29	2.90%**	$0.3	8.18%*‡	7.59%*‡	3.73%*‡	3.15%*‡	(2.34	)%*‡	293%**	168%**

98

Notes to Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A-5 of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended October 31, 2016.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

**  Not annualized.

*  Annualized.

^  The date investment operations commenced.

ß  Consolidated financial highlights (see Note A in Notes to Financial Statements).

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had Absolute Return Multi-Manager not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales		Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014			Year Ended October 31, 2013
Absolute Return Multi-Manager Institutional Class	2.78%	1.97%	2.71%	1.97%	2.55%	2.04%		2.30%	2.01%
Absolute Return Multi-Manager Class A	3.13%	2.33%	3.06%	2.33%	2.90%	2.38%		2.63%	2.35%
Absolute Return Multi-Manager Class C	3.89%	3.08%	3.81%	3.08%	3.66%	3.15%		3.39%	3.10%
Absolute Return Multi-Manager Fund Class R6	2.69%	1.90%	2.66%	1.90%	2.46%	1.98	%(1)	—	—

99

Notes to Financial Highlights (cont'd)

(1)  Period from December 31, 2013 (Commencement of Operations) to October 31, 2014.

ØØ  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2014 for Absolute Return Multi-Manager.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had Absolute Return Multi-Manager not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2016		Year Ended October 31, 2015
Absolute Return Multi-Manager Institutional Class	2.77%	1.96%	2.64%	1.90%
Absolute Return Multi-Manager Class A	3.13%	2.33%	3.02%	2.29%
Absolute Return Multi-Manager Class C	3.88%	3.07%	3.75%	3.02%
Absolute Return Multi-Manager Class R6	2.68%	1.89%	2.59%	1.83%

100

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds and Shareholders of
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Long Short Multi-Manager Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund (the "Trust"), two of the series constituting the Neuberger Berman Alternative Funds, including the schedules of investments, as of October 31, 2016, the related statements of operations for the year then ended, and the statements of changes in net assets for each of two years in the period the ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund, at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2016

101

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser (prior to January 1, 2016)

NB Alternative Investment Management LLC
605 Third Avenue, 22nd Floor
New York, NY 10158

Sub-Advisers

Blue Jay Capital Management, LLC
2121 Avenue of the Stars, Suite 2420
Los Angeles, CA 90067

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
1599 Post Road East
Westport, CT 06880

GSA Capital Partners LLP
Stratton House
5 Stratton Street
London WIJ 8LA, United Kingdom

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112

Levin Capital Strategies, L.P.
595 Madison Avenue, 17th Floor
New York, NY 10022

P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109

Portland Hill Capital LLP
21 Knightsbridge
London SW1X7LY, United Kingdom

Sound Point Capital Management, L.P.
375 Park Avenue
New York, NY 10152

TPH Asset Management, LLC
Heritage Plaza
1111 Bagby, Suite 4920
Houston, Texas 77002

Custodian

J.P. Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Intermediary Client Services
800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

102

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management or Neuberger Berman. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	55	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management and Deputy Treasurer, GE Company, 1988 to 1993.	55

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

103

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	55

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

104

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	55

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

105

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	55

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	55

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	55

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

106

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	55

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	55

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	55	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

107

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	55

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	55	None.

108

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

55

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

109

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.	55	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

110

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Secretary, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Senior Vice President, NBIA, since 2013, formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

111

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Vice President, NBIA, since 2008; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since inception

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

In early 2017 you will receive information to be used in filing your 2016 tax returns, which will include a notice of the exact tax status of all distributions paid to you by a Fund during calendar year 2016. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2016, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2016 will be reported in conjunction with Form 1099-DIV. For the fiscal year ended October 31, 2016, Absolute Return Multi-Manager had Qualified Dividend Income of $13,091,773.

Long Short Multi-Manager designated $132,209 as a capital gain distribution.

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Board Consideration of the Existing Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management ("Management Agreement") and the separate sub-advisory agreements between Management and each sub-adviser (each a "Sub-Adviser" and collectively the "Sub-Advisers") with respect to Neuberger Berman Absolute Return Multi-Manager Fund ("ARMM") and Neuberger Berman Long Short Multi-Manager Fund ("LSMM") (each a "Fund" and collectively the "Funds"). With respect to ARMM, the Board considered the sub-advisory agreements between Management and each of the following sub-advisers: Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Good Hill Partners LP, GSA Capital Partners LLP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., Sound Point Capital Management, L.P., and TPH Asset Management, LLC (each a "Sub-Advisory Agreement"; collectively with the Management Agreement, the "Agreements"). With respect to LSMM, the Board considered the sub-advisory agreements among Management and each of the following sub-advisers: Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, Lazard Asset Management LLC, Levin Capital Strategies, L.P., and TPH Asset Management, LLC (each, a "Sub-Advisory Agreement"; collectively with the Management Agreement, the "Agreements"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 18, 2016, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and each Sub-Adviser in response to questions submitted by the Independent Fund Trustees, Independent Counsel, and (for the Sub-advisers), by Management, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least three regular meetings of the Board to ensure that Management and each Sub-adviser have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. The Ethics and Compliance Committee received each quarter from the Funds' Chief Compliance Officer and reviewed a summary of the quarterly compliance questionnaire completed by each Sub-adviser in addition to any other information provided between meetings. The Board also considered the size and staffing of certain Sub-advisers, as warranted, and particularly their staffing of the portfolio management and compliance functions. Those committees provide reports that feed into the Contract Review Committee, which reviews and takes account of the information.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and the Sub-advisers.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and Fund shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and the Sub-advisers; (2) the

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investment performance of each Fund compared to an appropriate market index and a peer group of investment companies, and the contribution of each sleeve to each Fund's overall performance; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale have been or might be realized as each Fund grows; and (5) whether fee or service levels reflect any such potential economies of scale for the benefit of each Fund's shareholders. The Board also inquired whether there are any other business relationships between Neuberger Berman and the Sub-advisers that might result in the negotiations between them being less than arms-length.

The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and each Sub-adviser, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and each Sub-adviser who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management and the types of benefits potentially derived from such services by Management, the Funds and other clients of Management. The Board noted that Management and the Funds had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace sub-advisers to the Funds without a shareholder vote, provided the Independent Fund Trustees approve the new sub-adviser and certain other steps are taken. In this context, the Board considered Management's responsibilities for designing an overall investment program for each Fund and then identifying the Sub-advisers who will carry out the different portions of that program based on Management's due diligence of those Sub-advisers. The Board noted that under the multi-manager arrangement, Management is continually assessing the need for new sub-advisers and the appropriateness of potential candidates, and noted the likelihood Management would in the future have to due diligence additional sub-advisers. The Board noted that Management is responsible for allocating each Fund's portfolio among the various Sub-advisers and determining when and how to rebalance the allocations among the Sub-advisers in the wake of disparate growth and changes in the markets and the broader economy, to make certain other investment decisions and to engage in transactions to hedge or balance risks in the Sub-advisers' portfolios.

The Board further noted that Management is responsible for overseeing the Sub-advisers pursuant to the Agreements and related sub-adviser oversight policies and procedures approved by the Board. Under these procedures, Management is responsible for overseeing the investment performance of the Sub-advisers and evaluating the risk and return of each Sub-adviser and each Fund as a whole, in addition to other significant oversight responsibilities. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's processes for managing risk. The Board also considered the experience and staffing of the portfolio management and investment research personnel of Management, and the general structure of Management's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each Fund.

The Board also considered the size and scope of the activities necessary to periodically evaluate the compliance programs and other operational aspects of each Sub-adviser. In addition, the Board considered the scope and compliance history of the compliance programs of Management and each Sub-adviser, including the Funds' Chief Compliance Officer's and Management's assessment of the compliance programs of the Sub-advisers. The Board noted the positive compliance history of Management and each Sub-adviser as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving Management or any Sub-adviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Funds. The Board discussed that

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Management's Chief Information Security Officer had evaluated the Sub-advisers' responses on questions of cybersecurity, business continuity and disaster recovery. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context.

The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Sub-advisers and noted that Management monitored the quality of the execution services provided by each Sub-adviser.

The Board factored into its evaluation of the Funds' fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate-, and long-term performance, as applicable, both on an absolute basis and relative to an appropriate benchmark index and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also considered information regarding each Sub-adviser's performance. The Board also reviewed the Funds' performance in relation to certain measures of the degree of investment risk undertaken by the Fund. In the case of those Funds or Sub-advisers that had underperformed their benchmark indices and/or peer groups, the Board discussed with Management each Fund's and Sub-adviser's performance and steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. It also considered that the nature of the Funds makes it difficult to find an appropriate market index or truly comparable peer group. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Funds' Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out (i.e. indirect) benefits likely to accrue to Management and its affiliates from its relationship with the Funds. The Board also considered the profitability of Management and its affiliates from their association with the Funds, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of each Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fees, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board compared each Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. Management indicated that similar comparative information was not available with respect to the amount paid to each Sub-adviser. The Board did, however, consider the allocation of duties and responsibilities among Management and the Sub-advisers and, in light of that, the amount of fees retained by each. The Board noted, however, that Management, and not the Funds, pays the fee to the Sub-advisers. The Board also noted that for some classes of certain Funds, the overall expense ratio of each class is maintained through expense reimbursements by Management. The Board also monitors throughout the year the potential effect on the profitability of Management resulting from changes in Sub-advisers and/or their fees. The Board considered the fees the Sub-advisers charge for similar products, if any. In prior years, the Board also considered fees charged to an unregistered fund of funds managed by Management that uses some of the same strategies used by the Funds and noted differences that reduced the usefulness of the comparison. With regard to the investment performance of each Fund and the costs of the services provided to each Fund, the Board considered the following information. Where a Fund has more than one class of shares

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outstanding, information for a single class has been provided as identified below. For each Fund, the Board looked at the Institutional Class as provided below as a proxy for all of the Fund's classes:

•  Neuberger Berman Absolute Return Multi-Manager Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median, but the actual management fee net of fees waived by Management was higher than the median. The Board considered that as compared to its peer group, the Fund's performance was lower than the median for the 1-year period, and equal to the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, but higher for the 3-year period. The Fund was launched in 2012 and therefore does not have 5 or 10-year performance.

•  Neuberger Berman Long Short Multi-Manager Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that as compared to its peer group, the Fund's performance was lower than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period. The Fund was launched in 2013 and therefore does not have 5 or 10-year performance.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. As in past years, the Board gave careful thought to the size of any breakpoints in the Funds' advisory fees and the asset levels at which they are set. It also considered whether the fees were set at an appropriate level and compared the fee structures to that of the peer group. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board. In concluding that the benefits accruing to Management and affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Funds, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also considered Management's cost allocation methodology. It also considered whether any of the Sub-Advisory Agreements will provide for breakpoints in the fees and, as a general matter, the way in which such breakpoints should factor into the fees paid by the Funds. The Board considered the profitability of Management and recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds, and, based on its review, concluded that the reported level of profitability of Management, if any, was reasonable.

Conclusions as to Existing Agreements

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and each Sub-adviser could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that it retained confidence in Management's and each Sub-adviser's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Board Consideration of Additional Sub-Advisory Agreement: P/E Investments LLC

At meetings held on March 22-23, 2016, the Board of the Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), evaluated and approved the separate sub-advisory agreement ("Sub-Advisory Agreement") between Management and P/E Investments LLC (an "Additional Subadviser"), which will be responsible for managing a portion of the assets of the Fund. Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel").

In evaluating the Sub-Advisory Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials furnished by the Additional Subadviser in response to questions submitted by Management, the Board and Independent Counsel, and met with representatives of Management regarding the Additional Subadviser's personnel, operations and financial condition as they relate to the Fund. In addition, the Board, including the Independent Fund Trustees, met with representatives of the Additional Subadviser regarding its personnel and operations.

The Board noted that Management and the Fund had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Fund Trustees approve the new subadviser and certain other steps are taken and that Management, pursuant to its agreement with the Fund and related subadviser oversight policies and procedures approved by the Board, is responsible for overseeing the Additional Subadviser.

In connection with its approval of the Sub-Advisory Agreement, the Board evaluated the overall fairness of the Sub-Advisory Agreement to the Fund and whether the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors, among others, in connection with its approval of the Sub-Advisory Agreement: (1) the nature, extent, and quality of the services to be provided by the Additional Subadviser; and (2) the expected costs of the services to be provided. The Board's determination to approve the Sub-Advisory Agreement was based on a comprehensive consideration of all information provided to the Board. In their deliberations, the Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Sub-Advisory Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided to the Fund by the Additional Subadviser under the Sub-Advisory Agreement, the Board considered the investment philosophy and decision-making processes of the Additional Subadviser and the qualifications, experience and capabilities of, and the resources available to, the portfolio management personnel of the Additional Subadviser who would perform services for the Fund. The Board reviewed the performance for accounts managed by the Additional Subadviser that were substantially similar in strategy to the strategy the Additional Subadviser will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of the Additional Subadviser and noted that Management would monitor the quality of the execution services provided by the Additional Subadviser.

The Board also reviewed whether the Additional Subadviser would use brokers to execute transactions for the Fund that provide research and other services to the Additional Subadviser, and the types of benefits potentially derived from such services by the Additional Subadviser, the Fund and other clients of the Additional Subadviser. The Board also considered the compliance programs and compliance history of the Additional Subadviser, including the Fund's Chief Compliance Officer's and Management's assessment of the compliance programs of the Additional Subadviser. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Additional Subadviser, and reviewed information regarding its financial condition, history of operations and any conflicts of interest in managing the Fund.

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With respect to the overall fairness of the Sub-Advisory Agreement, the Board had previously considered the Fund's fee structure as compared to a peer group of comparable funds and any fall-out (i.e. indirect) benefits likely to accrue to Management or its affiliates. Management indicated that similar comparative information was not available with respect to the amount paid to the Additional Subadviser. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profit or loss that would be realized by Management as a result of adding the Additional Subadviser. The Board also considered that the Additional Subadviser had no products managed in a similar style to the strategy it would use for the Fund. The Board noted, however, that Management, and not the Fund, pays the fee to the Additional Subadviser and therefore the fees charged by the Additional Subadviser will not change the overall expenses of the Fund. The Board also considered whether there are other business arrangements between Management and the Additional Subadviser that could give rise to potential conflicts. It considered whether the Sub-Advisory Agreement will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by the Fund.

Conclusions as to Additional Sub-Advisory Agreement

In approving the Sub-Advisory Agreement, the Board concluded that the terms of the Sub-Advisory Agreement are fair and reasonable to the Fund and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that the Additional Subadviser could be expected to provide a high level of service to the Fund; that the Additional Subadviser's fees appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to the Additional Subadviser and its affiliates and Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the expected costs of providing the sub-advisory services and the benefits expected to accrue to the Fund.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

M0257 12/16

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has four audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Deborah C. McLean, and George W. Morriss. Mr. Cosgrove, Ms. McLean, and Mr. Morriss are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Long Short Multi-Manager Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.  Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Long Short Multi-Manager Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund commenced operations on May 15, 2013, December 29, 2010, December 19, 2012, June 29, 2015, December 19, 2013, March 27, 2015, August 27, 2012 and September 16, 2016, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Long Short Fund.  Neuberger Berman Long Short Fund commenced operations on December 29, 2011.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $394,200 and $389,200 for the fiscal years ended 2015 and 2016, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $28,050 and $28,890 for the fiscal years ended 2015 and 2016, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $121,300 and $139,600 for the fiscal years ended 2015 and 2016, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $5,750 and $5,920 for the fiscal years ended 2015 and 2016, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $121,300 and $139,600 for the fiscal years ended 2015 and 2016, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $5,750 and $0 for the fiscal years ended 2015 and 2016, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s applicable annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: January 5, 2017

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 5, 2017